                         Travelers Series Fund Inc.
                         MFS Total Return Portfolio
                         Travelers Managed Income
                         Portfolio
                         Smith Barney Money
                         Market Portfolio


                         ANNUAL REPORT

                         October 31, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series
Fund Inc.

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio ("Portfolio(s)") for the year ended October 31, 2000/1/. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights
MFS Total Return Portfolio
For the year ended October 31, 2000, the MFS Total Return Portfolio returned 12.77%. In comparison, the Standard & Poor's 500 Composite Index ("S&P 500")/2/ returned 6.08% and the Lehman Brothers Government/Corporate Bond Index/3/ returned 6.46%, respectively for the same period.

The Portfolio's primary investment objective is to offer above average income (compared to a portfolio invested entirely in stocks) as is consistent with the prudent employment of capital. The Portfolio's secondary investment objective is growth of capital and income. The Portfolio seeks to achieve its objectives by investing in a broad range of stocks and bonds of both U.S. and foreign issuers.

-------------
/1/ The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

/2/ The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note, an investor cannot invest directly in an index.

/3/ The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note, an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    1

The managers believe that several factors contributed to the Portfolio's positive performance during the period. First and foremost, the Portfolio's balanced investment strategy proved beneficial as many investors became more attentive to stock valuations. The managers believed that many stocks, especially those in the technology and telecommunications sectors, were extended. Therefore, they kept the Portfolio underweighted in these sectors relative to the S&P 500. At the same time, the managers identified and invested in stocks that they believed were undervalued relative to their business fundamentals. As a result, many of the Portfolio's holdings experienced significant price appreciation during the period, particularly in the financial services and energy sectors.

In addition to favorable stock selection and a shift in market sentiment during the period, most sectors of the bond market performed better than stocks for the first time in a few years. Given the managers' disciplined approach to asset allocation, the bond component of the Portfolio generally contributed to the Portfolio's overall performance during the period. The Portfolio's bond portion benefited from a well-diversified mix of high-quality corporate bonds, mortgage
- backed securities and an emphasis on U.S. Treasuries, which outperformed all other sectors of the bond market and most stock indices during the period.

Earlier this year, the managers determined that many multiline insurance companies were poised for stronger earnings growth and had entered a more favorable pricing environment driven by higher earnings. In fact,in the view of the Portfolio's managers, this favorable environment may last for several more years.

The managers also saw that investors were pouring money into stocks and their retirement plans. This trend led the managers to invest in a broad range of financial services companies including large insurance providers and asset management companies such as St. Paul Companies, AXA Financial Inc. and Hartford Financial Services Group Inc.

According to the managers, the market's harsh treatment of interest rate-sensitive stocks also provided opportunities with mortgage loan providers and related investments such as the Federal Home Loan U.S. Mortgage Corporation ("Freddie Mac")/4/. The managers think that interest rate hikes are unlikely in the near term and that concerns about Freddie Mac's potential loss of the U.S. government's implied guarantee have been exaggerated.


-------------
/4/ Federal Home Loan Mortgage Corporation ("Freddie Mac") are mortgage-backed securities, issued in minimum denominations of $25,000, that are packaged,guaranteed and sold by the Federal Home Loan Mortgage Corporation.

--------------------------------------------------------------------------------
2                                            2000 Annual Report to Shareholders

While the managers have noted some global economic warning signs, they remain comfortable with their long-term outlook for steady worldwide economic growth. The managers believe that economically sensitive large-cap value stocks/5/ may offer solid value, especially relative to large-cap growth stocks./6/ In many instances, these large-cap value stocks have remained depressed from the late 1990s meltdown in many foreign economies. As a result, the managers have remained focused on multinational industrial goods and services firms such as Akzo Nobel N.V., Boeing Corp. and Deere & Co.

The managers believe that telecommunications companies such as Verizon Communications ("Verizon") and SBC Communications Inc. ("SBC") provided lackluster performance in recent months due to concerns about increased competition, new technology and deregulation. Despite the recent weak performance, the managers have maintained significant positions in Verizon and SBC because they believe the long-term outlooks for both of these companies remain extremely positive.

Going forward, the managers believe that it's important for investors to avoid the impulse to alter their investment strategy based on short-term events-- whether unsettling turbulence in the markets or exceptional returns from a particular market sector. The managers have stayed true to this patient strategy. And while no guarantees can be given, they are confident that the stocks held in the Portfolio may continue to offer growth over time.

Travelers Managed Income Portfolio
For the year ended October 31, 2000, the Travelers Managed Income Portfolio ("Portfolio") returned 4.55%. In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index")/7/ returned 6.46% for the same period.

The Portfolio seeks high current income as is consistent with prudent risk of capital. The Portfolio invests primarily in U.S. corporate debt and U.S. government securities, including mortgage and asset-backed securities, but to a limited extent the Portfolio may also invest in foreign issues.


-------------
/5/ Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

/6/ Growth stocks generally provide an oppurtunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

/7/ The Lehman Index is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    3

The U.S. economy began to grow more moderately during the second quarter of 2000, and the managers think this path should continue through the remainder of the year. In the past few months, an increase in corporate earnings problems has caused poor performance for many corporate and high-yield bonds as well as large segments of the stock market. The managers believe that the number of problems has increased at a faster level than would typically be expected given the small reduction in the pace of economic growth.

During the period, some of the most significant problems were continued poor pricing power, the rapid pace of technological change, complications related to acquisitions, sharp increases in the price of oil and the weak euro./8/ Due to a combination of these problems and a significant reduction in liquidity within the bond market, the managers believe that the prices of many corporate bonds are behaving like stocks when faced with negative news -- shoot first and ask questions later. The managers also believe that this has caused apprehension among investors to spread quickly to similar companies, with a developing "market-driven" credit crunch as the end result.

Although riskier asset classes rallied between June and August of 2000, performance weakened in September and in turn caused lackluster performance for the third quarter of 2000. This was the case for most stock markets,corporate bonds, below investment-grade bonds/9/ and even long-term U.S. Treasuries.

For the first three quarters of 2000, the Standard & Poor's 500 ("S&P 500") returned a negative 1.38% while the Lehman Index returned 7.17% for the same period. Benefiting from the rise in oil prices, emerging market debt may be among the better performing bond sectors so far in 2000.

If the economy does weaken in response to corporate problems and inflation remains under control, the managers believe the Federal Reserve Board ("Fed") may ease monetary policy aggressively, although it may not take place for several quarters. If the Fed does decide to ease, the managers are concerned that it may not help U.S. Treasuries, whose yields are already low, or corporate bonds. The managers also believe that other sectors of the economy may perform well in the future, assuming they are not impacted by economic problems.


-------------
/8/ The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

/9/ Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc . or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

--------------------------------------------------------------------------------
4                                            2000 Annual Report to Shareholders

If the economy remains strong and corporate problems dissipate, the managers think that stocks may perform well and corporate bond spreads may tighten. In such an environment, the managers caution that inflation trends might cause the Fed to begin tightening. At this point, the managers believe that either scenario is a realistic possibility. In their view, the behavior of investor and corporate confidence from here on in may play a key role in the outcome with the continuation of strength in consumer confidence another important factor in preventing problems from spreading further.

Smith Barney Money Market Portfolio
The primary investment objective of the Smith Barney Money Market Portfolio is to obtain maximum current income and preservation of capital. For the year ended October 31, 2000, the Portfolio returned 5.88%.

Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Earlier in the period, the Federal Reserve Board ("Fed") raised interest rates in hopes of slowing a rapidly growing economy and fending off inflation. By May the Federal Open Market Committee/10/ ("FOMC") gradually raised the federal funds rate/11/ ("Fed funds rate") from 5.50% to 6.50%. During the period,however, the Fed has kept rates constant.

The managers feel that the economy continues to expand at a modest pace. The third quarter Gross Domestic Product ("GDP")/12/ shows that the U.S. economy grew at a 2.7% annual rate versus a 5.6% rate in the second quarter of 2000. Unemployment remains at its 30-year low of 3.9%, and the managers believe the Fed continues to be on the alert for inflation that may stem from factors such as the tight labor market or the recent rise in oil prices.

Returns on money market securities have fallen and the yield curve/13/ has flattened


-------------
/10/ The FOMC is a policy-making body of the Federal Reserve System, the U.S central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

/11/ The Fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

/12/ GDP is the market value of the goods and services produced by labor and property in the U.S. It is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

/13/ The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    5
over the last quarter as a result of no recent action by the Fed. One-year securities were yielding 7.00% six months ago, but have now decreased to 6.65%. The managers feel that the combination of reasonable economic growth, moderating stock prices and slowing business investment may pave the way for a soft landing.

The managers are carefully monitoring the telecommunications and automotive sectors of the economy, as certain leaders including AT&T Corp., Lucent Technologies and Ford Motor Corp. have come under pressure in their respective markets. In the managers' view, the Fed may not take any action through the first quarter of 2001; therefore, the possibility of the Fed easing is premature. The Portfolio intends to be invested with a neutral stance and we expect to maintain an average maturity/14/ in the 40-day area.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 22, 2000

The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 11 through 27 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.

------------
/14/ Maturity refers to the date on which the principal is required to be paid on the bond.


--------------------------------------------------------------------------------
6                                           2000 Annual Report to Shareholders

                           MFS Total Portfolio Return
--------------------------------------------------------------------------------
Historical Performance

                          Net Value Asset
                        ------------------
                        Beginning   End of    Income     Capital Gains   Total
Year Ended              of Year     Year      Dividends  Distribution   Returns+
================================================================================
10/31/00                  $16.22   $17.16     $0.46        $0.57        12.77%
10/31/99                   16.23    16.22      0.37         0.88         7.62
10/31/98                   15.31    16.23      0.28         0.48        10.94
10/31/97                   13.13    15.31      0.29         0.18        20.64
10/31/96                   11.53    13.13      0.27         0.08        17.16
10/31/95                    9.98    11.53      0.05         0.00        16.12
6/16/94*-- 10/31/94        10.00    9.98       0.00         0.00        (0.20)++
================================================================================
Total                                         $1.72        $2.19
================================================================================

                       Travelers Managed Income Portfolio
--------------------------------------------------------------------------------
Historical Performance

                       Net Asset Value
                     --------------------
                     Beginning     End of    Income     Capital Gains    Total
Year Ended           of Year       Year      Dividends  Distribution    Returns+
================================================================================
10/31/00               $11.49      $11.58      $0.43         $0.00       4.55%
10/31/99                11.65       11.49       0.29          0.07       1.75
10/31/98                11.55       11.65       0.54          0.02       5.71
10/31/97                11.06       11.55       0.49          0.00       9.19
10/31/96                11.16       11.06       0.46          0.15       4.61
10/31/95                10.04       11.16       0.13          0.00      12.68
6/16/94*-- 10/31/94     10.00       10.04       0.00          0.00       0.40++
================================================================================
Total                                          $2.34         $0.24
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    7

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                                Travelers
                                             MFS Total           Managed
                                              Return             Income
                                             Portfolio          Portfolio
================================================================================
Year Ended 10/31/00                            12.77%              4.55%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00                      13.73               5.14
--------------------------------------------------------------------------------
6/16/94* through 10/31/00                      13.20               6.03
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------
                                                                Travelers
                                             MFS Total           Managed
                                              Return             Income
                                             Portfolio          Portfolio
================================================================================
6/16/94* through 10/31/00                     120.54%             45.33%
================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
8                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government/Corporate Bond Index+

--------------------------------------------------------------------------------

                            June 1994 -- October 2000

                                     [GRAPH]

                                                            Lehman Bros.
                    Total Return           S&P 500          Gov't. Corp.
     DATE             Portfolio             INDEX            Bond Index.
-------------       -------------       -------------       -------------
    6/16/94             10,000             10,000              10,000
     10/94               9,980             10,324              10,075
     10/95              11,589             13,053              11,704
     10/96              13,577             16,018              12,355
     10/97              16,380             21,159              13,423
     10/98              18,172             25,817              14,802
     10/99              19,558             32,442              14,703
    4/30/00             19,823             37,272              14,925
    10/31/00            22,054             36,888              15,750


+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.



--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Travelers Managed Income Portfolio vs.
                      Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------

                            June 1994 -- October 2000

                                     [GRAPH]

                         Traveler          Lehman Bros.
                      Managed Income      Gov't. Corp.
     DATE               Portfolio          Bond Index.
  -----------         -------------       -------------
    6/16/94              10,000              10,000
     10/94               10,040              10,052
     10/95               11,313              11,626
     10/96               11,835              12,305
     10/97               12,923              13,399
     10/98               13,661              14,651
     10/99               13,900              14,730
      4/00               14,106              15,150
    10/31/00             14,533              16,028


+ Hypothetical illustration of $10,000 invested in shares of the Travelers Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasury and Agency securities, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
10                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                       October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

SHARES                      SECURITY                                  VALUE
================================================================================
COMMON STOCK -- 52.3%
Aerospace -- 2.0%
     98,500       Boeing Co.                                        $ 6,679,531
    104,080       United Technologies Corp.                           7,266,085
--------------------------------------------------------------------------------
                                                                     13,945,616
--------------------------------------------------------------------------------
Automotive -- 1.2%
    209,700       Delphi Automotive Systems Corp.                     3,289,669
     77,380       Ford Motor Co.                                      2,021,553
     51,700       TRW, Inc.                                           2,171,400
     35,480       Visteon Corp.                                         627,552
--------------------------------------------------------------------------------
                                                                      8,110,174
--------------------------------------------------------------------------------
Banks and Credit Companies -- 2.5%
     82,759       Bank of America Corp.                               3,977,604
     98,660       Chase Manhattan Corp.                               4,489,030
    126,930       PNC Financial Services Group                        8,488,444
     32,400       U.S. Bancorp                                          783,675
--------------------------------------------------------------------------------
                                                                     17,738,753
--------------------------------------------------------------------------------
Business Machines -- 0.9%
     94,730       Compaq Computer Corp.                               2,880,739
     34,000       International Business Machines Corp.               3,349,000
--------------------------------------------------------------------------------
                                                                      6,229,739
--------------------------------------------------------------------------------
Business Services -- 0.2%
     20,500       Automatic Data  Processing, Inc.                    1,338,906
      2,900       CVS Trust Automatic Common Exchange Securities        261,000
--------------------------------------------------------------------------------
                                                                      1,599,906
--------------------------------------------------------------------------------
Capital Goods -- 0.6%
    103,200       Ingersoll-Rand Co.                                  3,895,800
--------------------------------------------------------------------------------
Cellular Phones -- 0.7%
     47,440       Telephone & DataSystems Inc.                        5,004,920
--------------------------------------------------------------------------------
Chemicals -- 0.9%
     16,100       Air Products and Chemicals, Inc.                      600,731
    186,610       Rohm & Haas Co.                                     5,609,963
--------------------------------------------------------------------------------
                                                                      6,210,694
--------------------------------------------------------------------------------
Communications Equipment -- 0.1%
     24,500       Motorola Inc.                                         610,969
--------------------------------------------------------------------------------
Communication Services -- 4.5%
     75,250       AT&T Corp.                                          1,744,859
    116,700       Alltel Corp.                                        7,519,856
     38,400       CenturyTel Inc.                                     1,478,400

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

SHARES                      SECURITY                                  VALUE
================================================================================
Communication Services -- 4.5% (continued)
    140,884       SBC Communications Inc.                           $ 8,127,246
    217,334       Verizon Communications                             12,564,621
--------------------------------------------------------------------------------
                                                                     31,434,982
--------------------------------------------------------------------------------
Computer Software -- 1.1%
     42,300       BMC Software, Inc. (a)                                859,219
     93,980       Microsoft Corp. (a)                                 6,472,873
--------------------------------------------------------------------------------
                                                                      7,332,092
--------------------------------------------------------------------------------
Conglomerates -- 0.6%
      2,100       General Electric Co.                                  115,106
     73,950       Honeywell International, Inc.                       3,979,434
--------------------------------------------------------------------------------
                                                                      4,094,540
--------------------------------------------------------------------------------
Consumer Goods and Services -- 0.9%
    142,940       Fortune Brands Inc.                                 4,207,796
     45,700       Gillette Co.                                        1,593,787
      7,600       Kimberly-Clark Corp.                                  501,600
--------------------------------------------------------------------------------
                                                                      6,303,183
--------------------------------------------------------------------------------
Electrical Equipment -- 0.9%
      6,900       Emerson Electric Co.                                  506,719
    170,300       W.W. Grainger Inc.                                  5,438,956
--------------------------------------------------------------------------------
                                                                      5,945,675
--------------------------------------------------------------------------------
Entertainment -- 0.7%
     16,500       Time Warner Inc.                                    1,252,515
     60,305       Viacom Inc.                                         3,429,847
--------------------------------------------------------------------------------
                                                                      4,682,362
--------------------------------------------------------------------------------
Financial Institutions -- 2.4%
    161,330       Freddie Mac                                         9,679,800
    115,400       Mellon Financial Corp.                              5,568,050
      8,800       Merrill Lynch & Co., Inc.                             616,000
     11,300       Morgan Stanley Dean Witter & Co.                      907,531
--------------------------------------------------------------------------------
                                                                     16,771,381
--------------------------------------------------------------------------------
Food and Beverages -- 0.8%
     18,600       Anheuser-Busch Cos., Inc.                             850,950
     84,179       Archer-Daniels-Midland Co.                            925,969
     30,400       General Mills Inc.                                  1,269,200
     17,100       McCormick & Co., Inc.                                 541,856
     26,100       Quaker Oats Co.                                     2,128,781
--------------------------------------------------------------------------------
                                                                      5,716,756
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

SHARES                      SECURITY                                  VALUE
================================================================================
Gaming -- 1.3%
    219,590       Harrah's Entertainment, Inc. (a)                  $ 6,285,764
     86,460       MGM Mirage, Inc.                                    2,988,274
--------------------------------------------------------------------------------
                                                                      9,274,038
--------------------------------------------------------------------------------
Healthcare -- 3.1%
    112,770       Abbott Laboratories                                 5,955,666
     82,800       American Home Products Corp.                        5,257,800
      5,900       Baxter International Inc.                             484,906
     22,400       Bristol-Myers Squibb Co.                            1,365,000
      5,400       Community Health Systems, Inc. (a)                    152,213
     77,700       HCA-- The Healthcare Co.                            3,103,144
     97,509       Pharmacia Corp.                                     5,362,995
--------------------------------------------------------------------------------
                                                                     21,681,724
--------------------------------------------------------------------------------
Insurance -- 7.4%
     21,150       AFLAC INC.                                          1,545,272
     85,570       Allstate Corp.                                      3,444,193
      4,550       American International Group, Inc.                    445,900
    138,100       AXA Financial Inc.                                  7,466,031
     29,400       Chubb Corp.                                         2,482,463
     34,561       CIGNA Corp.                                         4,214,714
    111,240       Hartford Financial Services Group, Inc.             8,280,428
     17,450       Jefferson-Pilot Corp.                               1,199,688
    113,000       Lincoln National Corp.                              5,466,375
     18,100       Marsh & McLennan Cos., Inc.                         2,366,575
     72,120       Nationwide Financial Services, Inc.                 3,506,835
     39,680       SAFECO Corp.                                          959,760
    198,990       St. Paul Cos.                                      10,198,237
--------------------------------------------------------------------------------
                                                                     51,576,471
--------------------------------------------------------------------------------
Metals and Minerals -- 1.2%
    129,200       Alcoa Inc.                                          3,706,425
    105,100       Phelps Dodge Corp.                                  4,913,425
--------------------------------------------------------------------------------
                                                                      8,619,850
--------------------------------------------------------------------------------
Oil Production -- 6.9%
     44,600       Apache Corp.                                        2,466,937
     86,106       BP Amoco PLC, Sponsored ADR                         4,386,024
     78,000       Coastal Corp.                                       5,884,125
     55,600       Conoco Inc., Class A Shares                         1,435,175
     39,960       Cooper Cameron Corp. (a)                            2,177,820
     78,380       Devon Energy Corp.                                  3,950,352
     85,253       Exxon Mobil Corp.                                   7,603,502
     82,500       Halliburton Co.                                     3,057,656
     20,700       Kerr-McGee Corp.                                    1,351,969

                  See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

SHARES                      SECURITY                                  VALUE
================================================================================
Oil Production -- 6.9% (continued)
     92,910       Noble Drilling  Corp. (a)                         $ 3,861,572
     70,810       Occidental Petroleum Corp.                          1,407,349
    141,700       Royal Dutch Petroleum Co., NY Shares                8,413,438
     38,900       Transocean Sedco Forex Inc.                         2,061,700
--------------------------------------------------------------------------------
                                                                     48,057,619
--------------------------------------------------------------------------------
Printing and Publishing -- 0.9%
     58,200       Gannett Co., Inc                                    3,375,600
     63,000       New York Times Co., Class A Shares                  2,315,250
     19,700       Tribune Co.                                           730,131
--------------------------------------------------------------------------------
                                                                      6,420,981
--------------------------------------------------------------------------------
Radio and TV Broadcasting -- 0.8%
    103,210       Comcast Corp., Special Class A Shares               4,205,808
     45,560       Infinity Broadcasting Corp. (a)                     1,514,870
--------------------------------------------------------------------------------
                                                                      5,720,678
--------------------------------------------------------------------------------
Railroads -- 0.6%
    149,250        Burlington Northern Santa Fe Corp.                 3,964,453
--------------------------------------------------------------------------------
Real Estate -- 0.3%
     45,900       Equity Residential Properties Trust                 2,160,169
--------------------------------------------------------------------------------
Retail Stores -- 2.8%
     97,680       The Gap, Inc.                                       2,521,365
     35,900       The Home Depot, Inc.                                1,543,700
    269,890       The Kroger Co. (a)                                  6,089,393
    112,990       Office Depot, Inc. (a)                                939,229
    102,350       Safeway Inc. (a)                                    5,597,266
     61,170       Wal-Mart Stores,Inc.                                2,775,589
--------------------------------------------------------------------------------
                                                                     19,466,542
--------------------------------------------------------------------------------
Special Products and Services -- 1.8%
    163,520       Deere & Co.                                         6,019,580
    383,100       Owens-Illinois Inc. (a)                             2,274,656
     98,400       Williams Cos., Inc.                                 4,114,350
--------------------------------------------------------------------------------
                                                                     12,408,586
--------------------------------------------------------------------------------
Utilities - Electric and Gas -- 2.8%
     11,700       CMS Energy Corp.                                      315,900
     52,700       CP&L Energy, Inc.                                   2,124,469
     54,500       Dominion Resources, Inc.                            3,246,156
     33,700       Duke Energy Corp.                                   2,912,944
     32,000       Exelon Corp.                                        1,924,000
    267,300       NiSource Inc.                                       6,665,794


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

SHARES                      SECURITY                                  VALUE
================================================================================
Utilities - Electric and Gas-- 2.8% (continued)
     51,300       Pinnacle West Captial Corp.                       $ 2,228,344
--------------------------------------------------------------------------------
                                                                     19,417,607
--------------------------------------------------------------------------------
Utilities - Gas -- 1.4%
     32,000       Columbia Energy Group                               2,302,000
     20,800       Eastern  Enterprises                                1,339,000
     99,600       National Fuel Gas Co.                               5,341,050
     34,100       Washington Gas Light Co.                              869,550
--------------------------------------------------------------------------------
                                                                      9,851,600
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $315,979,362)                            364,247,860
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.3%
Containers and Packaging -- 0.0%
     38,000       Owens-Illinois Inc., 4.750%                           482,125
--------------------------------------------------------------------------------
Utilities - Electric -- 0.3%
     22,700       NiSource Inc., 7.750%                               1,093,856
     18,100       TXU Corp., 9.250%                                     796,400
--------------------------------------------------------------------------------
                                                                      1,890,256
--------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCK
                  (Cost -- $3,377,680)                                2,372,381
================================================================================
FOREIGN COMMON STOCK -- 3.2%
Netherlands -- 1.6%
    188,610       Akzo Nobel N.V.                                     8,576,815
     38,441       ING Groep N.V.                                      2,636,587
--------------------------------------------------------------------------------
                                                                     11,213,402
--------------------------------------------------------------------------------
Switzerland -- 0.7%
      1,984       Nestle S.A.                                         4,110,116
        600       Novartis AG                                           909,960
--------------------------------------------------------------------------------
                                                                      5,020,076
--------------------------------------------------------------------------------
United Kingdom -- 0.9%
    381,294       Diageo PLC                                          3,607,194
    190,400       HSBC Holdings PLC                                   2,720,552
--------------------------------------------------------------------------------
                                                                      6,327,746
--------------------------------------------------------------------------------
                  TOTAL FOREIGN COMMON STOCK
                  (Cost--  $21,727,306)                              22,561,224
================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

 SHARES                     SECURITY                                   VALUE
================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 17.8%
                U.S. Treasury Notes:
$ 1,169,000       6.500% due 8/31/01                                $ 1,170,392
  1,700,000       6.375% due 9/30/01                                  1,701,326
  4,664,000       6.750% due 5/15/05                                  4,836,708
  3,686,076       4.250% due 1/15/10                                  3,798,944
  2,459,000       6.500% due 2/15/10                                  2,574,843
 12,320,000       5.750% due 8/15/10                                 12,312,238
                U.S. Treasury Bonds:
 10,254,000       9.875% due 11/15/15                                14,151,853
  8,521,000       6.125% due 8/15/29                                  8,827,159
  2,642,000       6.250% due 5/15/30                                  2,814,945
                Federal National Mortgage Association (FNMA):
  1,325,000       7.000% due 7/15/05                                  1,349,844
  1,400,000       5.722% due 3/25/09                                  1,291,062
  3,325,000       6.625% due 9/15/09                                  3,316,688
  9,654,000       7.250% due 1/15/10                                 10,020,369
  1,182,191       7.000% due 7/1/15                                   1,176,281
  3,855,272       7.000% due 8/1/29 to 11/1/29                        3,781,753
  4,959,517       7.500% due 10/1/29                                  4,954,855
  2,747,655       7.500% due 1/1/30                                   2,745,073
  5,815,444       7.000% due 1/1/30 to 9/1/30                         5,704,543
                Government National Mortgage Association (GNMA):
    290,356       8.000% due 6/20/25++                                  294,180
  1,380,718       7.500% due 8/15/25 to 12/15/25                      1,386,753
  5,566,731       8.000% due 1/15/26 to 7/15/26                       5,660,644
  1,724,958       7.500% due 3/15/26 to 11/15/26                      1,732,501
  3,509,213       7.500% due 2/15/27 to 12/15/27                      3,524,542
  4,458,821       7.000% due 4/1/28 to 10/15/28                       4,400,277
  6,785,880       8.000% due 11/15/29 to 12/15/29                     6,900,361
 13,664,072       8.000% due 2/15/30 to 9/15/30                      13,894,586
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS (Cost -- $123,778,627)           124,322,720
================================================================================

    FACE
   AMOUNT  RATING(b)          SECURITY                                  VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 18.1%
Airlines -- 0.5%
    450,899  AAA  American Airlines Inc., 6.855% due 4/15/09            446,717
                  Continental Airlines Inc.:
    346,127  BBB+  9.500% due 10/15/13                                  360,249
    610,046  AA+   6.648% due 9/15/17                                   571,413


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO



    FACE
   AMOUNT  RATING(b)               SECURITY                                  VALUE
=====================================================================================
Airlines -- 0.5% (continued)
                       Jet Equipment Trust:
$   245,592  A+          9.410% due 6/15/10 (c)                           $  264,516
    176,672  A+          8.640% due 11/1/12 (c)                              180,294
    100,000  Baa1*       10.690% due 11/1/13 (c)                             108,490
    300,000  BBB         11.440% due 11/1/14 (c)                             331,890
  1,452,687  AA        Northwest Airlines Inc., Series 99-1A, 6.810%       1,331,410
                         due 2/1/20
-------------------------------------------------------------------------------------
                                                                           3,594,979
-------------------------------------------------------------------------------------
Automotive -- 0.8%
  4,865,000  A+        DaimlerChrysler AG, 6.630% due 9/21/01              4,840,675
    345,000  A         General Motors Corp., 9.400% due 7/15/21              396,319
-------------------------------------------------------------------------------------
                                                                           5,236,994
-------------------------------------------------------------------------------------
Bank/Finance -- 5.4%
  1,530,000  AAA       AIG SunAmerica Global Financing I, 7.400%           1,557,104
                         due 5/5/03 (c)
  2,500,000  AAA       AIG SunAmerica Global Financing II, 7.600%          2,559,375
                         due 5/15/05 (c)
                       Associates Corp.:
  1,699,000  A+          5.500% due 2/15/04                                1,626,793
    322,000  A+          5.800% due 4/20/04                                  309,925
    968,000  A1*       BCH Cayman Islands Ltd., 7.700% due 7/15/06           970,420
    121,000  Ba1*      Beaver Valley Funding Corp., 9.000% due  6/1/17       126,143
    400,000  Baa3*     Capital One Financial Corp., 7.250% due 12/1/03       395,000
  1,233,000  Aa3*      Chase Manhattan Corp, 6.750% due 12/1/04            1,217,588
    400,000  BB        Colonial Capital II, 8.920% due 1/15/27               336,500
    540,000  A         Countrywide Home Loans, Inc., 6.250% due 4/15/09      486,000
                       Ford Motor Credit:
    460,000  A           7.600% due 8/1/05                                   463,450
    867,000  A           7.375% due 10/28/09                                 847,493
                       GE Capital Corp.:
  1,232,000  AAA         7.500% due 5/15/05                                1,261,260
  1,168,000  AAA         8.700% due 3/1/07                                 1,270,200
    429,000  AAA         8.850% due 3/1/07                                   470,291
    313,000  AAA         8.750% due 5/21/07                                  341,953
    553,000  AAA         8.500% due 7/24/08                                  600,696
    965,000  AAA         7.375% due 1/19/10                                  995,156
                       General Motors Acceptance Corp.:
  1,204,000  A           6.750% due 12/10/02                               1,199,485
    652,000  A           5.950% due 3/14/03                                  636,515
  2,256,000  A           7.500% due 7/15/05                                2,278,560
  4,000,000  A+        The Goldman Sachs Group, Inc., 5.900%               3,910,000
                         due 1/15/03 (c)
  2,085,000  BB+       GS Escrow Corp., 6.750% due 8/1/01                  2,058,938
    588,000  A+        John Deere Capital Corp., 7.000% due 10/15/02         590,205
  2,117,000  A         Lehman Brothers Holdings, 7.750% due 1/15/05        2,124,939


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO


    FACE
   AMOUNT  RATING(b)               SECURITY                                  VALUE
=====================================================================================
Bank/Finance -- 5.4% (continued)
                       Midamerican Funding LLC:
 $  780,000  BBB+        5.850% due 3/1/01                                $  777,075
  1,083,000  BBB+        6.927% due 3/1/29                                   950,333
     59,288  BBB-      Midland Funding Corp. I, 10.330% due 7/23/02           60,326
                       Morgan Stanley Dean Witter & Co.:
  1,061,000  AA-         7.125% due 1/15/03                                1,067,631
    765,000  AA-         7.750% due 6/15/05                                  781,256
  1,800,000  BBB+      Qwest Capital Funding, 7.750% due 8/15/06 (c)       1,827,000
    328,000  A+        State Street Corp., 7.650% due 6/15/10                332,100
    350,000  BBB+      TXU Eastern Funding, 6.150% due 5/15/02               343,000
  2,874,000  A+        Wells Fargo Bank NA, 7.800% due 6/15/10             2,956,628
-------------------------------------------------------------------------------------
                                                                          37,729,338
-------------------------------------------------------------------------------------
Chemicals and Minerals -- 0.3%
  2,133,000  BB        Lyondell Chemical Co., 9.625% due 5/1/07            2,074,343
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 2.0%
  1,145,218  Aaa*      Bear Stearns Commercial Mortgage Securities,
                         6.800% due 9/15/08                                1,140,390
    555,284  AAA       Beneficial Mortgage Corp., 6.740% due 9/28/37         552,724
    278,503  Baa2*     Blackrock Capital Finance L.P., 7.750% due 9/25/26     91,906
                       Chase Commercial Mortgage Securities Corp.:
    817,000  AAA         6.390% due 11/18/08                                 780,872
    364,821  AAA         7.543% due 9/15/09                                  373,030
                       CRIIMI MAE Commercial Mortgage Trust:
    420,000  A+          6.701% due 5/20/08 (c)                              394,159
  2,150,000  A+          7.000% due 3/2/11                                 1,961,539
  1,918,000  Aaa*      Countrywide Alternative Loan Trust, 8.000%
                         due 7/25/30                                       1,922,795
  1,876,159  AAA       GS Mortgage Securities Co., II, 6.060%
                         due 10/18/30                                      1,822,783
    221,676  AAA       Illinois Power Special Purpose Trust, 5.260%
                         due 6/25/03                                         219,965
    396,000  AAA       J.P. Morgan Commerical Mortgage Finance Corp.,
                         6.613% due 1/15/30                                  384,741
                       Residential Accredit Loans, Inc.:
  1,300,000  AAA         7.000% due 3/25/28                                1,239,538
  1,740,000  AAA         6.750% due 10/25/28                               1,655,088
    351,000  AAA       Residential Funding Mortgage Securities, 7.660%
                         due 9/25/12                                         357,513
    368,375  AAA       Starwood Asset Receivables Trust, 6.920% due 8/25/03  368,606
    725,000  AAA       Summit Acceptance Auto Receivables Trust,
                         7.510% due 2/15/07                                  735,875
-------------------------------------------------------------------------------------
                                                                          14,001,524
-------------------------------------------------------------------------------------
Entertainment/Media -- 2.2%
    606,000  BB+       CSC Holdings Inc., 8.125% due 7/15/09                 590,850
  1,803,000  BBB-      Hearst Argyle TV Inc., 7.500% due 11/15/27          1,523,535



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT  RATING(b)          SECURITY                                  VALUE
================================================================================
Entertainment/Media -- 2.2% (continued)
                  Joseph Seagram & Sons Inc.:
$ 1,066,000  BBB-   5.790% due 4/15/01                              $ 1,060,670
  1,565,000  BBB-   6.400% due 12/15/03                               1,572,825
    637,000  BBB-   7.500% due 12/15/18                                 690,349
                  News America Holdings, Inc.:
  1,073,000  BBB-   6.703% due 5/21/04                                1,040,810
    831,000  BBB-   6.625% due 1/9/08                                   767,636
    635,000  BBB-   7.300% due 4/30/28                                  548,481
                  Time Warner Inc.:
  5,407,000  BBB    6.100% due 12/30/01 (c)                           5,325,895
  1,572,000  BBB    10.150% due 5/1/12                                1,852,995
    494,000  BBB    6.875% due 6/15/18                                  444,600
--------------------------------------------------------------------------------
                                                                     15,418,646
--------------------------------------------------------------------------------
Forest Paper Products--0.3%
                  Georgia-Pacific Corp.:
  1,929,000  Baa2*  9.950% due 6/15/02                                1,991,693
    200,000  Baa2*  9.875% due 11/1/21                                  204,750
    200,000  B+   US Timberlands Co., L.P., 9.625% due 11/15/07         180,500
--------------------------------------------------------------------------------
                                                                      2,376,943
--------------------------------------------------------------------------------
Insurance -- 0.3%
  1,885,000  A    AFLAC Inc., 6.500% due 4/15/09                      1,745,981
    176,000  BBB  Atlantic Mutual Insurance Co., 8.150%
                    due 2/15/28 (c)                                     130,680
    658,000  B+   Providian Capital I, 9.525% due 2/1/27 (c)            558,478
--------------------------------------------------------------------------------
                                                                      2,435,139
--------------------------------------------------------------------------------
Oil/Oil Services -- 0.8%
    351,000  BBB+ Alberta Energy Co., Ltd., 7.650% due 9/15/10          354,071
  1,294,000  BBB  Coastal Corp., 6.200% due 5/15/04                   1,256,798
  1,028,000  BBB- Gulf Canada Resources Ltd., 8.350% due 8/1/06       1,051,130
  1,007,000  A-   Northern Natural Gas, 7.000% due 6/1/11 (c)           950,356
    888,000  BBB  Occidental Petroleum Corp., 6.400% due 4/1/03         864,690
    717,000  BBB  Phillips Petroleum Co., 8.500% due 5/25/05            757,331
    115,000  BBB  Ultramar Diamond Shamrock, 7.200% due 10/15/17        103,788
--------------------------------------------------------------------------------
                                                                      5,338,164
--------------------------------------------------------------------------------
Railroad -- 0.2%
                  Union Pacific Corp.:
    696,000  BBB-   5.780% due 10/15/01                                 683,820
    990,000  BBB-   6.340% due 11/25/03                                 960,300
--------------------------------------------------------------------------------
                                                                      1,644,120
--------------------------------------------------------------------------------
Real Estate -- 0.1%
    375,000  A    Socgen Real Estate LLC, 7.640% due 12/29/49 (c)       352,031
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT  RATING(b)          SECURITY                                  VALUE
================================================================================
Retail Stores -- 0.4%
                  Federated Department Stores:
$ 1,639,000  BBB+   8.500% due 6/15/03                              $ 1,649,244
  1,070,000  BBB+   6.300% due 4/1/09                                   900,138
--------------------------------------------------------------------------------
                                                                      2,549,382
--------------------------------------------------------------------------------
Telecommunications -- 1.5%
    339,000  A+   AT&T Capital Corp., 6.250% due 5/15/01                338,153
  1,600,000  B+   Century Communications Corp.,
                    zero coupon bond to yield 8.788% due 1/15/08        624,000

  1,080,000  BB+  Chancellor Media, Series B, 8.125% due 12/15/07     1,090,800

  1,000,000  B    FrontierVision L.P., 11.000% due 10/15/06             965,000
    215,000  BBB  Metronet Communications, step bond to yield
                    8.561% due 6/15/08                                  174,687
  1,114,000  BBB+ Qwest Corp., 7.625% due 6/9/03 (c)                  1,126,532
                  Sprint Capital Corp.:
  1,622,000  BBB+   6.500% due 11/15/01                               1,613,890
  1,992,000  BBB+   5.875% due 5/1/04                                 1,902,360
  2,235,000  A    TCI Communications Inc., 9.650% due 3/31/27         2,391,450
    100,000  A-   Worldcom Inc., 8.875% due 1/15/06                     103,125
--------------------------------------------------------------------------------
                                                                     10,329,997
--------------------------------------------------------------------------------
Utilities -- 3.3%
                  Calenergy Co., Inc.:
     10,000  BBB-   7.230% due 9/15/05                                    9,900
      5,000  BBB-   7.520% due 9/15/08                                    4,931
                  Cleveland Electric Illuminating Co.:
    500,000  Baa3*  7.880% due 11/1/17                                  494,375
    388,000  Baa3*  9.000% due 7/1/23                                   397,700
                  CMS Energy Corp.:
    619,000  BB     8.000% due 7/1/01                                   612,810
  2,482,000  BB     8.375% due 7/1/03                                 2,401,335
    719,000  A-   Commonwealth Edison, 8.500% due 7/15/22               736,076
                  Connecticut Lighting & Power Co.:
    137,000  BBB-   7.875% due 6/1/01                                   137,343
  1,500,000  NR     8.590% due 6/5/03 (c)                             1,483,338
    500,000  BBB-   7.875% due 10/1/24                                  502,500
    744,000  BBB+ Dominion Resources, Inc., Series B, 7.625%
                    due 7/15/05                                         751,440
    516,000  BBB+ Enron Corp., 7.875% due 6/15/03                       525,675
    471,000  BBB+ Entergy Mississippi Inc., 6.200% due 5/1/04           456,281
    306,875  BBB- GG1B Funding Corp., 7.430% due 1/15/11                299,203
    236,000  BBB- Gulf States Utilities, 8.250% due 4/1/04              243,670
                  Niagara Mohawk Power Corp.:
  1,260,414  BBB-   7.250% due 10/1/02                                1,258,839
  1,870,000  BBB+   7.750% due 5/15/06                                1,895,713
    988,000  BBB    8.770% due 1/1/18                                 1,031,225

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO


    FACE
   AMOUNT     RATING(b)                      SECURITY                                VALUE
=============================================================================================
Utilities -- 3 .3%(continued)
$    77,000   BB+     North Atlantic Energy Service Co., 9.050% due 6/1/02       $     77,866
    619,290   BB+     Northeast Utilities, 8.580% due 12/1/06                         609,227
    470,000   BBB-    NRG Energy Inc., 8.700% due 3/15/05 (c)                         500,263
    469,000   Baa2*   PNPP II Funding Corp., 9.120% due 5/30/16                       494,209
  1,100,000   BBB     Salton Sea Funding, 7.840% due 5/30/10                        1,112,375
  1,341,000   BBB     Sonat Inc., 7.625% due 7/15/11                                1,332,619
    400,000   Baa1*   Texas Gas Transmission Corp., 7.250% due 7/15/27                369,500
    482,000   BBB     Texas Utilities, 5.940% due 10/15/01                            475,975
    828,000   Baa3*   Toledo Edison Co., 7.875% due 8/1/04                            841,455
    330,000   BBB     Utilicorp United Inc., 7.000% due 7/15/04                       320,925
  1,112,414   BBB-    Waterford 3 Funding -- Entergy, 8.090% due 1/2/17             1,056,794
    353,000   Baa1*   Williams Gas Pipeline, 7.375% due 11/15/06 (c)                  354,765
  2,007,000   A+      Wisconsin Electric Power, 6.625% due 12/1/02                  2,002,723
---------------------------------------------------------------------------------------------
                                                                                   22,791,050
---------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $128,670,537)                                      125,872,650
=============================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.4%
Communication Services -- 0.2%
  1,500,000   B+      American Tower Corp., 5.000% due 2/15/10                      1,496,250
---------------------------------------------------------------------------------------------
Insurance -- 0.2%
  1,650,000   A+      Loews Corp., 3.125% due 9/15/07                               1,371,562
---------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                      (Cost -- $2,818,613)                                          2,867,812
=============================================================================================
FOREIGN BONDS AND NOTES -- 0.3%
Luxembourg -- 0.1%
    816,000   AAA     AIG SunAmerica Institutional Funding II, 5.750% due 2/16/09     738,316
---------------------------------------------------------------------------------------------
Mexico -- 0.2%
  1,001,000   Baa3*   United Mexican States, 9.875% due 2/1/10                      1,043,542
---------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES
                      (Cost -- $1,849,715)                                          1,781,858
=============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
   FACE
   AMOUNT                    SECURITY                                  VALUE
================================================================================
SHORT-TERM SECURITIES -- 7.6%
                  Federal Home Loan Bank:
$15,000,000         6.390% due 11/1/00                             $ 15,000,000
  8,000,000         6.370% due 11/3/00                                7,997,169
 10,000,000         6.380% due 11/15/00                               9,975,189
                  Federal Home Loan Mortgage Corp.:
  9,800,000         6.450% due 11/1/00                                9,800,000
 10,000,000         6.380% due 11/2/00                                9,998,228
--------------------------------------------------------------------------------
                  TOTAL SHORT- TERM SECURITIES
                  (Cost -- $52,770,586)                              52,770,586
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $650,972,426**)                         $696,797,091
================================================================================

(a)  Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++ All or a portion of this security is segregated for open forward foreign currency contracts.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 28 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                       TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
   AMOUNT                    SECURITY                                  VALUE
================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 38.3%
                  U.S. Treasury Notes:
$16,050,000         6.750% due 5/15/05                             $ 16,644,332
  9,620,010         3.625% due 1/15/08                                9,469,649
 11,450,000         5.750% due 8/15/10                               11,442,786
 30,000,000       U.S. T-Strip due 5/15/08                           19,410,300
     70,385       Federal National Mortgage Association,
                     6.8304% due 6/17/11                                 68,469
--------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND
                     AGENCY OBLIGATIONS (Cost-- $56,745,632)         57,035,536
================================================================================

   FACE
   AMOUNT  RATING(a)          SECURITY                                 VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 54.8%
Financial Services -- 20.6%
  6,400,000  A+   The CIT Group Inc., Sr. Notes, 5.910% due 11/23/05   5,928,000
  5,000,000  BBB  Comdisco Inc., Notes, 7.250% due 9/20/01             4,612,500
  2,200,000  BB   Finova Captial Corp., Notes, 9.125% due 2/27/02      1,441,000
    275,000  BB+  Golden State Holdings Corp., Sr. Notes, 7.000%
                    due 8/1/03                                           263,656
  1,050,000  BBB+ MBNA America Bank, Notes, 6.000% due 12/26/00        1,048,687
  2,900,000  BBB+ Orix Credit Alliance, Notes, 6.780% due 5/15/01 (b)  2,900,000
  5,300,000  BBB  Osprey Trust, Secured Notes, 8.310% due 1/15/03 (b)  5,359,625
  5,400,000  BBB  PP&L Capital Funding, Sr. Notes, 7.750% due 4/15/05  5,386,500
  3,700,000  A2*  Telecom Newzeal Finance, 6.250% due 2/10/03 (b)      3,646,213
--------------------------------------------------------------------------------
                                                                      30,586,181
--------------------------------------------------------------------------------
Food -- 3.8%
                  Nabisco Inc., Notes:
  5,500,000  BBB    6.700% due 6/15/02                                 5,390,000
    280,000  BBB    6.000% due 2/15/11                                   278,250
--------------------------------------------------------------------------------
                                                                       5,668,250
--------------------------------------------------------------------------------
Healthcare -- 1.6%
  2,400,000  BBB- Columbia /HCA Healthcare Corp., Notes, 6.630%
                    due 7/15/45                                        2,340,000
--------------------------------------------------------------------------------
Hotels -- 3.2%
  4,700,000  BBB- Park Place Entertainment Corp., Sr. Notes, 7.950%
                    due 8/1/03                                         4,700,000
--------------------------------------------------------------------------------
Industrial -- 0.1%
                  Navistar International Corp.:
    140,000  BBB-   Sr. Notes, 7.000% due 2/1/03                         134,750
     75,000  BB+    Sr. Sub. Notes, Series B, 8.000% due 2/1/08           69,000
--------------------------------------------------------------------------------
                                                                         203,750
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                       TRAVELERS MANAGED INCOME PORTFOLIO


    FACE
   AMOUNT      RATING(a)                        SECURITY                           VALUE
===========================================================================================
Paper -- 2.9%
$ 4,300,000    BBB+     International Paper Co., Notes, 8.125% due 7/8/05 (b)   $ 4,407,500
-------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 4.2%
  6,250,000    Baa2*    Franchise Finance Corp. of America, Sr. Notes,
                          7.000% due 11/30/00                                     6,246,938
-------------------------------------------------------------------------------------------
Retail -- 3.2%
    800,000    A        Dayton Hudson Corp., Notes, 6.800% due 10/1/01              796,000
                        Saks Inc., Company Guaranteed:
  3,500,000    Baa3*      7.000% due 7/15/04                                      2,362,500
  1,275,000    Baa3*      7.250% due 12/1/04                                        835,125
  1,600,000    Baa3*      7.375% due 2/15/19                                        792,000
-------------------------------------------------------------------------------------------
                                                                                  4,785,625
-------------------------------------------------------------------------------------------
Telecommunications -- 4.3%
  6,400,000    A-       Koninklijke KPN NV, Sr. Unsubordinated Notes,
                          7.500% due 10/1/05 (b)                                  6,368,000
-------------------------------------------------------------------------------------------
Transportation -- 4.6%
  6,400,000    BBB      CSX Corp., Debentures, 9.000% due 8/15/06                 6,784,000
-------------------------------------------------------------------------------------------
Utilities -- 6.3%
                        CMS Energy Corp., Sr. Notes:
  3,600,000    BB         6.750% due 1/15/04                                      3,321,000
  1,150,000    BB         7.625% due 11/15/04                                     1,076,688
  5,200,000    BBB      Utilicorp United Inc., Sr. Notes, 6.875% due 10/1/04      5,031,000
-------------------------------------------------------------------------------------------
                                                                                  9,428,688
-------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $84,119,917)                                    81,518,932
===========================================================================================

   SHARES                                       SECURITY                           VALUE
===========================================================================================
WARRANTS(c) -- 0.0%
        150             Loral Orion Network Systems, Inc., Expire 1/31/07
                        (Cost -- $105)                                                  450
===========================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                       TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
   AMOUNT                    SECURITY                                  VALUE
================================================================================
REPURCHASE AGREEMENT -- 6.9%
$10,217,000     CS First Boston Corp., 6.500% due 11/1/00;
                  Proceeds at maturity -- $10,218,845;
                  (Fully collateralized by U.S. Treasury Notes,
                  6.375% due 1/31/02; Market value -- $10,422,256)
                  (Cost -- 10,217,000)                             $ 10,217,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- 151,082,654**)                          $148,771,918
================================================================================
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) This security is exempt from registration under Rule 144A of the Securities Act 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 28 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY MONEY MARKET PORTFOLIO

  FACE                                              ANNUALIZED
   AMOUNT                SECURITY                       YIELD            VALUE
================================================================================
COMMERCIAL PAPER-- 71.3%
$ 9,500,000  Abbey National N. A. mature 11/3/00 to
                1/19/01                              6.58% to 6.63%  $ 9,454,733
  7,000,000  ABN AMRO Bank N.V. matures 12/15/00        6.55           6,944,817
 10,000,000  AIG Funding matures 11/13/00               6.50           9,978,400
  8,000,000  Alcoa Inc. mature 11/17/00 to 12/21/00   6.54 to 6.55     7,946,512
  7,000,000  American Express Credit Co. matures
                11/8/00                                 6.51           6,991,180
 11,250,000  Anz Delaware Inc. matures 11/7/00        6.51 to 6.53    11,237,836
  3,000,000  AT&T Corp. matures 11/1/00                 6.58           3,000,000
  8,000,000  Bank of Nova Scotia matures 12/12/00       6.54           7,941,051
  8,000,000  Barclays U.S. Funding mature 11/2/00 to  6.52 to 6.54     7,994,237
             11/10/00
  5,000,000  Baus Funding LLC matures 11/7/00           6.56           4,994,575
  7,000,000  BCI Funding Corp. matures 11/3/00          6.53           6,997,472
  5,000,000  Chase Manhattan Bank Corp. matures
               11/9/00                                  6.58           4,992,811
  8,000,000  Coca-Cola Co. mature 12/12/00 to 2/9/01  6.57 to 6.60     7,909,297
  9,000,000  Cregem North America Inc. mature
               11/13/00 to 1/3/01                     6.60 to 6.80     8,933,772
  5,000,000  DaimlerChrysler North America Holding Co.
             matures 11/9/00                            6.62           4,992,778
  5,000,000  Den Danske Corp. matures 1/19/01           6.64           4,928,352
  3,000,000  Dresdner U.S. Finance Inc. matures 12/7/00 6.61           2,980,590
  8,000,000  E.I. Du Pont de Nemours & Co. matures
             11/9/00                                    6.50           7,988,516
 11,000,000  General Electric Capital Corp. mature
             1/22/01 to 2/14/01                       6.59 to 6.80    10,815,946
  7,000,000  General Motors Acceptance Corp. matures
             11/21/00                                   6.52           6,974,800
  3,000,000  Goldman, Sachs & Co. matures 11/1/00       6.85           3,000,000
  5,000,000  Halifax PLC matures 11/6/00                6.59           4,995,500
 10,000,000  J.P. Morgan & Co. matures 1/8/01           6.67           9,876,844
  3,000,000  Merrill Lynch matures 11/1/00              6.72           3,000,000
  3,000,000  Nationwide Building Society matures
                1/18/01                                 6.69           2,957,425
 4,000,000O  esterreichische Kontrollbank matures
                12/4/00                                 6.54           3,976,240
  3,000,000  Province De Quebec matures 12/14/00        6.65           2,976,744
  5,000,000  Royal Bank of Canada matures 12/21/00      6.52           4,955,208
  7,000,000  Sao Paolo U.S. Finance Inc. matures
                11/7/00                                 6.52           6,992,440
  5,000,000  Sara Lee Corp. matures 11/6/00             6.50           4,995,507
  8,000,000  Societe Generale mature 2/2/00 to 2/12/01 6.65 to 6.66    7,856,925
  7,000,000  Svenska Handelsbanken matures 11/13/00     6.52           6,984,880
 10,000,000  Transamerica Finance Corp. mature 11/2/00
                to 11/16/00                           6.51 to 6.58     9,985,597
  3,000,000  Walt Disney Co. matures 11/3/00            6.49           2,998,922
  8,000,000  Wells Fargo Co. matures 12/18/00           6.57           7,932,529
--------------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
             (Cost-- $227,482,436)                                   227,482,436
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY MONEY MARKET PORTFOLIO


    FACE                                                              ANNUALIZED
   AMOUNT                          SECURITY                              YIELD         VALUE
===============================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.7%
$10,000,000  Federal Home Loan Mortgage Corp. mature
                12/21/00 to 12/26/00                                6.49% to 6.51%  $ 9,906,396
  5,000,000  Federal National Mortgage Association
                matures 12/14/00                                         6.50         4,961,718
-----------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND
             AGENCY OBLIGATIONS (Cost -- $14,868,114)                                14,868,114
===============================================================================================
BANK NOTES -- 3.5%
  6,000,000  Bank of America mature 12/19/00 to 2/5/01               6.60 to 6.83     6,000,000
  5,000,000  Harris Bank matures 11/10/00                                6.52         5,000,000
-----------------------------------------------------------------------------------------------
             TOTAL BANK NOTES
             (Cost -- $11,000,000)                                                   11,000,000
===============================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 10.3%
  5,000,000  Bank Austria AG matures 12/22/00                            6.59         5,000,229
  5,000,000  Bayerische Hypo-Und Vereinsbank matures 1/11/01             6.68         5,000,096
  5,000,000  Canadian Imperial Bank Commerce NY matures 2/28/01          6.69         5,000,080
  5,000,000  Commerzbank matures 2/28/01                                 6.70         5,000,160
  5,000,000  Credit   Agricole Indosuez matures 12/5/00                  6.53         5,000,014
  3,000,000  Deutsche Bank matures 12/1/00                               6.90         3,000,000
  5,000,000  National Westminster Bank PLC matures 11/24/00              6.58         5,000,031
-----------------------------------------------------------------------------------------------
             TOTAL FOREIGN CERTIFICATES OF DEPOSIT
             (Cost -- $33,000,610)                                                   33,000,610
===============================================================================================
TIME DEPOSITS -- 9.4%
 10,000,000  Bank of Montreal matures 11/1/00                            6.63        10,000,000
  5,000,000  Canadian Imperial Bank Commerce matures 11/1/00             6.56         5,000,000
  5,000,000  Chase Manhattan Bank matures 11/1/00                        6.63         5,000,000
 10,000,000  HSBC Bank USA matures 11/1/00                               6.63        10,000,000
-----------------------------------------------------------------------------------------------
             TOTAL TIME DEPOSITS
             (Cost -- $30,000,000)                                                   30,000,000
===============================================================================================
REPURCHASE AGREEMENT -- 0.8%
  2,592,000  Morgan Stanley Dean Witter & Co.,
                6.50% due 11/1/00; Proceeds at maturity --
                $2,592,468; (Fully collateralized by U.S.
                Treasury due Note, 5.50% due 12/31/00; Market
                value -- $2,609,286) (Cost -- $2,592,000)                             2,592,000
===============================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $318,943,160**)                                           $318,943,160
===============================================================================================


**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   27

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B-- Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and     speculative with respect to capacity to pay interest and repay
CCC principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa  -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B    -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa  -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
28                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                           October 31, 2000
--------------------------------------------------------------------------------

                                                            Travelers       Smith Barney
                                             MFS Total       Managed           Money
                                               Return         Income           Market
                                             Portfolio      Portfolio        Portfolio
========================================================================================
ASSETS:
  Investments, at value
     (Cost -- $650,972,426, $151,082,654
     and $318,943,160, respectively)     $  696,797,091   $ 148,771,918   $  318,943,160
  Cash                                          112,257             867               29
  Dividends and interest receivable           5,058,719       2,310,890          494,817
  Receivable for securities sold              7,223,470              --               --
----------------------------------------------------------------------------------------
  Total Assets                              709,191,537     151,083,675      319,438,006
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased           11,431,834              --               --
  Management fees payable                       485,171         140,162          134,062
  Payable for open forward foreign currency
     contracts (Note 5)                             296              --               --
  Payable for Fund shares purchased             188,268          77,450               --
  Deferred compensation payable                      --              --              452
  Dividends payable                                  --              --          635,284
  Accrued expenses                               76,199          31,414           68,015
----------------------------------------------------------------------------------------
  Total Liabilities                          12,181,768         249,026          837,813
----------------------------------------------------------------------------------------
Total Net Assets                         $  697,009,769   $ 150,834,649   $  318,600,193
========================================================================================
NET ASSETS:
  Par value of capital shares            $          406   $         130   $        3,186
  Capital paid in excess of par value       603,536,830     148,968,039      318,597,007
  Undistributed net investment income        21,793,821       8,560,037               --
  Accumulated net realized gain (loss)
     from security transactions              25,830,761      (4,382,821)              --
  Net unrealized appreciation (depreciation)
     of investments and foreign currencies   45,847,951      (2,310,736)              --
----------------------------------------------------------------------------------------
Total Net Assets                         $  697,009,769    $ 150,834,649  $  318,600,193
========================================================================================
Shares Outstanding                           40,607,925       13,030,335     318,600,193
----------------------------------------------------------------------------------------
Net Asset Value                          $        17.16    $       11.58  $         1.00
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   29

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                            Travelers       Smith Barney
                                             MFS Total       Managed           Money
                                               Return         Income           Market
                                             Portfolio      Portfolio        Portfolio
========================================================================================
   INVESTMENT INCOME:
     Interest                             $  19,539,872  $ 9,459,870      $ 19,308,361
     Dividends                                7,591,569           --                --
     Less: Foreign withholding tax            (114,106)           --                --
----------------------------------------------------------------------------------------
     Total Investment Income                 27,017,335    9,459,870        19,308,361
----------------------------------------------------------------------------------------
   EXPENSES:
     Management fees (Note 3)                 5,085,377      846,508         1,539,190
     Custody                                     63,613        6,385            34,915
     Shareholder communications                  43,055        9,422            17,568
     Audit and legal                             26,836       11,557            25,474
     Pricing service fees                        17,896           --                --
     Shareholder and system servicing fees       16,243       16,886             9,457
     Directors' fees                             13,678        4,385             6,515
     Registration fees                            2,722           --             4,026
     Other                                        4,864        4,690             2,306
----------------------------------------------------------------------------------------
     Total Expenses                           5,274,284      899,833         1,639,451
----------------------------------------------------------------------------------------
   Net Investment Income                     21,743,051    8,560,037        17,668,910
----------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCIES (NOTES 4 AND 5):
     Realized Gain (Loss) From Security
     Transactions
     (excluding short-term securities*):
        Proceeds from sales                 644,669,537  207,374,424    16,094,105,250
        Cost of securities sold             618,391,649  208,889,002    16,094,105,215
----------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                26,277,888   (1,514,578)               35
----------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     (Depreciation) of Investments and
     Foreign Currencies:
        Beginning of year                    15,594,261   (1,061,999)               --
        End of year                          45,847,951   (2,310,736)               --
----------------------------------------------------------------------------------------
     Increase in Net Unrealized
        Appreciation (Depreciation)          30,253,690   (1,248,737)               --
----------------------------------------------------------------------------------------
   Net Gain (Loss) on Investments and
     Foreign Currencies                      56,531,578   (2,763,315)               35
----------------------------------------------------------------------------------------
   Increase in Net Assets From Operations $  78,274,629  $ 5,796,722      $ 17,668,945
========================================================================================

* Represents only gains from the sale of short-term securities for the Smith Barney Money Market Portfolio.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 For the Years Ended October 31,

MFS Total Return Portfolio                                2000         1999
================================================================================
OPERATIONS:
  Net investment income                            $  21,743,051  $  17,479,668
  Net realized gain                                   26,277,888     21,518,408
  Increase (decrease) in net unrealized appreciation  30,253,690     (1,626,169)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              78,274,629     37,371,907
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (17,520,200)   (12,662,011)
  Net realized gains                                 (21,749,058)   (29,755,229)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (39,269,258)   (42,417,240)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                    49,808,519    130,645,660
  Net asset value of shares issued
    for reinvestment of dividends                     39,269,258     42,417,240
  Cost of shares reacquired                          (52,901,760)    (8,462,964)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                           36,176,017    164,599,936
--------------------------------------------------------------------------------
Increase in Net Assets                                75,181,388    159,554,603

NET ASSETS:
  Beginning of year                                  621,828,381    462,273,778
--------------------------------------------------------------------------------
  End of year *                                    $ 697,009,769  $ 621,828,381
================================================================================
* Includes undistributed net investment income of:   $21,793,821  $  17,561,649
================================================================================



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   31

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                 For the Years Ended October 31,

Travelers Managed Income Portfolio                     2000            1999
================================================================================
OPERATIONS:
  Net investment income                            $ 8,560,037      $ 4,849,698
  Net realized loss                                 (1,514,578)      (2,852,152)
  Increase in net unrealized depreciation           (1,248,737)        (506,464)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             5,796,722        1,491,082
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (4,865,205)      (2,440,976)
  Net realized gains                                        --         (606,387)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                     (4,865,205)      (3,047,363)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                  38,416,609       58,483,264
  Net asset value of shares issued
    for reinvestment of dividends                    4,865,205        3,047,363
  Cost of shares reacquired                         (6,419,496)      (4,489,228)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         36,862,318       57,041,399
--------------------------------------------------------------------------------
Increase in Net Assets                              37,793,835       55,485,118

NET ASSETS:
  Beginning of year                                113,040,814       57,555,696
--------------------------------------------------------------------------------
  End of year *                                   $150,834,649     $113,040,814
================================================================================
* Includes undistributed net investment income of:  $8,560,037       $4,865,481
================================================================================


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                 For the Years Ended October 31,

Smith Barney Money Market Portfolio                     2000            1999
================================================================================
OPERATIONS:
  Net investment income                            $ 17,668,910    $  9,746,393
  Net realized gain                                          35             994
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             17,668,945       9,747,387
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                             (17,668,910)     (9,746,393)
  Net realized gains                                        (35)           (994)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (17,668,945)     (9,747,387)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                1,419,611,349   1,748,940,316
  Net asset value of shares issued
    for reinvestment of dividends                    17,398,620       9,720,254
  Cost of shares reacquired                      (1,395,108,815) (1,646,638,975)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                          41,901,154     112,021,595
--------------------------------------------------------------------------------
Increase in Net Assets                               41,901,154     112,021,595

NET ASSETS:
  Beginning of year                                 276,699,039     164,677,444
--------------------------------------------------------------------------------
  End of year                                     $ 318,600,193   $ 276,699,039
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   33

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, Salomon Brothers Global High Yield (formerly known as INVESCO Global Strategic Income), Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International Equity, Smith Barney Pacific Basin, Smith Barney Large Capitalization Growth, Van Kampen Enterprise, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income,adjusted for amortization of premium and accretion of discount,is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities,and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in


--------------------------------------------------------------------------------
34                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of MFS Total Return Portfolio and the Travelers Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Travelers Managed Income Portfolio, a portion of undistributed net investment income amounting to $276 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the MFS Total Return ("MFSTR") and the Travelers Managed Income ("TMI") Portfolios. SBMM pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets of the Portfolio. MFSTR and TMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and Travelers Asset Management International Company LLC ("TAMIC"). Pursuant to each sub-advisory agreement, MFS and TAMIC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TMI, respectively, and are compensated for such services at an annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TMI. These fees are calculated daily and paid monthly.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

TIA has entered into a Sub-Administrative Services Agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TMI.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, each of the Portfolios paid transfer agent fees of $5,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions.

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     MFSTR            TMI
================================================================================
Purchases                                       $ 644,031,130     $ 240,892,260
--------------------------------------------------------------------------------
Sales                                             644,669,537       207,374,424
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     MFSTR           TMI
================================================================================
Gross unrealized appreciation                    $ 60,741,194     $     595,047
--------------------------------------------------------------------------------
Gross unrealized depreciation                     (14,916,529)       (2,905,783)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)       $ 45,824,665     $  (2,310,736)
================================================================================

--------------------------------------------------------------------------------
36                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts

At October 31, 2000, MFSTR had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                  Local        Market  Settement   Unrealized
Foreign Currency                Currency       Value      Date        Loss
================================================================================
MFS Total Return Portfolio
To Buy:
British Pound                   113,738       $114,035    11/7/00    $(296)
================================================================================

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U. S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

7. Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, MFSTR had no open futures contracts.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   37

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At October 31, 2000, the Portfolios had no securities on loan.

9. Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Porfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolios held no purchased call or put option contracts.

When the Porfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires,the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
38                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Portfolios did not enter into any written covered call or put option contracts.

10. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2000, the Portfolios had no TBA securities.

11. Capital Loss Carryforward

At October 31, 2000, TMI had, for Federal income tax purposes, a capital loss carryforward of approximately $4,383,000, available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                                   2007         2008
================================================================================
TMI                                                   $ 2,717,000   $ 1,666,000
================================================================================

12. Capital Shares

At October 31, 2000, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   39

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each Portfolio were as follows:

                                           Year Ended             Year Ended
                                        October 31, 2000       October 31, 1999
================================================================================
MFS Total Return Portfolio
Shares sold                                   3,058,479             7,783,928
Shares issued on reinvestment                 2,496,456             2,600,689
Shares reacquired                            (3,292,914)             (514,619)
--------------------------------------------------------------------------------
Net Increase                                  2,262,021             9,869,998
================================================================================
Travelers Managed Income Portfolio
Shares sold                                   3,320,803             5,013,814
Shares issued on reinvestment                   426,772               269,439
Shares reacquired                              (555,065)             (386,700)
--------------------------------------------------------------------------------
Net Increase                                  3,192,510             4,896,553
================================================================================
Smith Barney Money Market Portfolio
Shares sold                               1,419,611,349         1,748,940,316
Shares issued on reinvestment                17,398,620             9,720,254
Shares reacquired                        (1,395,108,815)       (1,646,638,975)
--------------------------------------------------------------------------------
Net Increase                                 41,901,154           112,021,595
================================================================================


--------------------------------------------------------------------------------
40                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

MFS Total Return Portfolio                2000       1999(/1/)       1998          1997          1996
=======================================================================================================
Net Asset Value, Beginning of Year   $   16.22     $   16.23     $   15.31     $   13.13     $   11.53
-------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.54          0.52          0.32          0.38          0.33
  Net realized and unrealized gain        1.43          0.72          1.36          2.27          1.62
-------------------------------------------------------------------------------------------------------
Total Income From Operations              1.97          1.24          1.68          2.65          1.95
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.46)        (0.37)        (0.28)        (0.29)        (0.27)
  Net realized gains                     (0.57)        (0.88)        (0.48)        (0.18)        (0.08)
-------------------------------------------------------------------------------------------------------
Total Distributions                      (1.03)        (1.25)        (0.76)        (0.47)        (0.35)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $   17.16     $   16.22     $   16.23     $   15.31     $   13.13
-------------------------------------------------------------------------------------------------------
Total Return                             12.77%         7.62%        10.94%        20.64%        17.16%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $ 697,010     $ 621,828     $ 462,274     $ 263,585     $ 134,529
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                0.83%         0.84%         0.84%         0.86%         0.91%
  Net investment income                   3.42          3.11          3.32          3.54          3.82
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    108%           97%          118%           99%          139%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average share method.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   41

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Travelers Managed
Income Portfolio                     2000/(1)/    1999/(1)/     1998/(1)/      1997/(1)/     1996/(1)/
=======================================================================================================
Net Asset Value, Beginning of Year   $   11.49    $    11.65      $  11.55      $  11.06    $    11.16
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.76          0.65          0.72          0.63          0.65
  Net realized and
    unrealized gain (loss)               (0.24)        (0.45)        (0.06)         0.35         (0.14)
-------------------------------------------------------------------------------------------------------
Total Income From Operations              0.52          0.20          0.66          0.98          0.51
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.43)        (0.29)        (0.54)        (0.49)        (0.46)
  Net realized gains                        --         (0.07)        (0.02)           --         (0.15)
-------------------------------------------------------------------------------------------------------
Total Distributions                      (0.43)        (0.36)        (0.56)        (0.49)        (0.61)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $   11.58    $    11.49      $  11.65      $  11.55    $    11.06
-------------------------------------------------------------------------------------------------------
Total Return                              4.55%         1.75%         5.71%         9.19%         4.61%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $ 150,835    $  113,041      $ 57,556      $ 31,779    $   23,532
Ratios to Average Net Assets:
  Expenses                                0.69%         0.76%         0.84%         0.87%         0.92%
  Net investment income                   6.56          5.57          6.11          6.48          6.19
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    181%          411%          327%          259%          255%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
42                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Smith Barney
Money Market Portfolio                    2000          1999          1998          1997          1996
=======================================================================================================
Net Asset Value, Beginning of Year   $    1.00      $   1.00     $    1.00     $    1.00     $    1.00
-------------------------------------------------------------------------------------------------------
  Net investment income(1)               0.057         0.046         0.050         0.049         0.049
  Distributions from net
    investment income                   (0.057)       (0.046)       (0.050)       (0.049)       (0.049)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $    1.00      $   1.00     $    1.00     $    1.00     $    1.00
-------------------------------------------------------------------------------------------------------
Total Return                              5.88%         4.66%         5.11%         5.05%         5.05%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $ 318,600$      276,699     $ 164,677     $ 111,168     $  99,150
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                             0.53%         0.54%         0.64%         0.65%         0.65%
  Net investment income                   5.75          4.58          4.99          4.94          4.86
=======================================================================================================

(1) The Manager waived all or part of its fees for the years ended October 31, 1997 and October 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

               Net Investment Income              Expense Ratios
                 Per Share Decreases           Without Fee Waivers
               ---------------------           -------------------
     1997              $0.000*                       0.67%
     1996               0.001                        0.74

*    Amount represents less than $0.001.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   43

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            /s/ KPMG LLP


New York, New York
December 11, 2000

--------------------------------------------------------------------------------
44                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolios hereby designate for the fiscal year ended October 31, 2000:

 .    Percentage of ordinary dividends paid as qualifying for the dividends received deduction:

               MFSTR               29.30%

 .    Total long-term capital gain distributions paid:

               MFSTR               $18,951,183

The following percentages of ordinary dividends paid by the Portfolios from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

               MFSTR               8.60%
               TMI                 17.25%


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                   45

                        [LOGO OF SALOMON SMITH BARNEY]

Directors
Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Phyllis Zahorodny
Vice President

Irving P. David
Controller

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers
SSB Citi Fund Management LLC
Travelers Investment Adviser, Inc.

Custodian
PFPC Trust Company

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183




This report is submitted for the general information of the shareholders of
Travelers Series Fund Inc.-- MFS Total
Return, Travelers Managed Income and
Smith Barney Money Market Portfolios.
It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.




Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.



Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0253 12/00

                          Travelers Series Fund Inc.
                            Smith Barney Large Cap
                                Value Portfolio
                           Alliance Growth Portfolio
                                  Van Kampen
                             Enterprise Portfolio

                                 ANNUAL REPORT

                               October 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

             NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE

Travelers Series
Fund Inc.

                                                    [PHOTO OF HEATH B. McLENDON]

                                                              HEATH B.
                                                              MCLENDON
                                                              Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio ("Portfolio(s)") for the year ended October 31, 2000.1 In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights
Smith Barney Large Cap Value Porfolio
For the year ended October 31, 2000, the Smith Barney Large Cap Value Portfolio ("Portfolio") returned 8.62%. In comparison, the Lipper Inc. ("Lipper")2 peer group average returned 7.51% for the same period.

After four consecutive years of gains greater than 20%, the Standard & Poor's 500 Index ("S&P 500")3 and the Nasdaq Composite Index4 entered the final quarter of 2000 with a reasonable chance of registering among the weakest annual returns for each index since 1991. Many investors have gained comfort that monetary policymakers may have finished tightening interest rates for

---------------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation .The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees,account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

2   Lipper is an independent mutual fund-tracking organization.

3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stock. Please note an investor cannot invest directly in an index.

4 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    1
awhile, however, the managers believe interest rate fears have been displaced by uncertainty about future global and domestic growth, a potential reduction in corporate profitability and concerns regarding higher energy prices.

As a result, earnings sustainability in the face of a cooling economy has become an issue after several companies pre-announced their earnings ahead of the third quarter earnings season. The managers see a variety of hurdles facing the markets including moderating global growth, negative currency effects, higher costs of doing business related to higher energy and interest rates. Such operational challenges seem unlikely to be quickly resolved and therefore have generally colored the managers' outlook and investment strategy in the intermediate term.

Considering estimates of growth in corporate profits for next year that may range from 6% to 8% versus the 14% to 16% expected gains in 2000, the managers believe identifying companies with attractive valuations and sustainable earnings may become a harder task with respect to the Portfolio. If the recent flood of corporate profit warnings is a sign of what lies ahead,many stocks with high earnings visibility may be likely to gain favor while those with high expectations and decelerating growth may be candidates for underperformance. As cyclical challenges remain, many companies may have difficulty maintaining earnings over the near term. As such, the managers suspect that many investors may continue to show more discernment of stocks with extreme valuations and look to those companies with solid earnings growth.

The managers believe the wildcard in the stock market's outlook relates to oil prices and whether or not Middle East tensions can be resolved without supply disruptions. Clearly, any resolution removing the threat of an "oil shock"would be favorable for the stock market. Aside from energy prices,inflation appears to remain benign. From these levels, the managers believe stocks can advance against the anticipated backdrop of moderating yet solid economic growth, slowing but respectable profits and stable to declining interest rates.

Although global growth is expected to cool over the next few months, the managers think investing in companies with international franchises leveraged to grow in new markets remains a sound investment strategy. As earnings growth becomes more difficult to find, the managers expect the Portfolio's holdings that are leveraged to the price of oil should continue to show relatively solid earnings visibility and the potential for upward revisions.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

In anticipation of strengthening global growth, the managers increased the Portfolio's exposure to international oil companies over a year ago. The price increase in crude oil, during the period, led to earning gains throughout the industry. As such, shares of most oil companies increased in value which positively contributed to the Portfolio.

At the end of the period, communications companies were well represented in the Portfolio and the managers remain optimistic that companies in this sector should be able to successfully shift their revenue and earnings mix away from traditional markets toward faster growing products that may potentially create value over time. Moreover, accelerating demand for broadband connections, data services, and wireless usage may ultimately drive faster earnings growth for companies that are able to skillfully manage their evolution.

The managers' outlook for certain segments of the financial services industry remains favorable. The managers selectively increased the Portfolio's allocation to the financial services sector throughout the period. Domestic and international trends driving demand for retirement products, improving domestic pricing for property and casualty insurers and the steady evolution of more robust capital markets abroad may drive above-average revenue and earnings growth for well-positioned banks, insurers and securities brokerage companies. (Of course, no guarantees can be given that the managers' expectations will be met.)

Alliance Growth Portfolio
For the year ended October 31, 2000, the Alliance Growth Portfolio ("Portfolio") returned 9.27%. In comparison, the Russell 1000 Index ("Russell 1000")5 returned 9.06% for the same period.

In line with the Portfolio's investment objective of long-term capital growth,the managers seek to invest primarily in the equity securities of U.S. companies. They concentrate on finding companies that they believe have solid growth potential at what they deem to be reasonable prices.

The managers are proud to report the Portfolio has delivered positive performance during the period. From October 1999 to January 2000, the Portfolio benefited from significant gains in its telecommunications holdings. Later in the period, however, the telecommunications sector delivered considerably weaker performance due to a series of troubling events. In June, the U.S. Justice Department blocked the proposed

---------------
5 The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index,which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    3
acquisition of Sprint Corp. by WorldCom Inc. After this merger was blocked, both companies reported disappointing revenue and earnings growth and as a result, the entire telecommunications sector went down considerably.

During September and October of 2000, technology stocks also experienced a downturn, as many investors became concerned that boom economic and market conditions might be coming to an end. In contrast, the financial services sector delivered positive performance during the period. The Portfolio's main areas of emphasis included telecommunications, technology and financial services, and the net result for the period was satisfactory in the managers' view. They reduced their exposure to telephone stocks, but retained or added to positions in select cellular telephone and cable stocks. At the end of the period, financial services was the largest area of emphasis within the Portfolio.

At the beginning of 2000, many investors were concerned that rapid U.S. economic growth would cause the Federal Reserve Board ("Fed") to continue to raise interest rates. However, as the year progressed, evidence began to accumulate that the economy was slowing and many investors became hopeful that rising interest rates were over. Later in the year the perception of a slowing economy was interpreted more ominously, perhaps threatening a recession or at least a less favorable environment for profits.

Despite recent higher volatility in the market, the managers do not believe it's appropriate to assume a more conservative investment approach. Instead, they feel that in uncertain times it's better to focus on longer-term potential and to position the Portfolio for strong participation in any eventual recovery. The managers think the market is currently troubled by the short-term profit outlook and political uncertainty. In addition, they believe that the current concerns are transitory and that their stock selections should perform competitively over time. (Of course, no guarantees can be made that this in fact will occur.)

Van Kampen Enterprise Portfolio
For the year ended October 31, 2000, the Van Kampen Enterprise Portfolio ("Portfolio") returned 13.92%. In comparison, the Standard & Poor's 500 Index ("S&P 500")6 returned 6.08% for the same period.

---------------
6 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
4                                           2000 Annual Report to Shareholders

The Portfolio seeks to own companies with strong business fundamentals at attractive valuations. In selecting stocks, the managers generally look for at least one of the following fundamental characteristics:

 .  Consistent earnings growth;
 .  Accelerating earnings growth;
 .  Better-than-expected fundamentals; and
 .  An underlying change in a company, industry or regulatory environment.

During the period, the managers maintained their investment discipline of looking for companies with positive fundamentals such as strong earnings growth, whether in volatile or stable markets. Because the managers evaluated stocks on a company-by-company basis, their focus was on the merits of a given company rather than market movements or interest rate changes.

In the managers' opinion, the Portfolio's positive performance during the period was a direct result of its capital goods and technology holdings as well as the Portfolio's relative overweight position in the energy sector. During the period, the Portfolio held a number of companies that posted strong earnings and whose earnings estimates were increased by Wall Street analysts. If a company's fundamentals remained strong by these criteria, the Portfolio generally continued to own the stock despite volatility in its price. During the last six months of the period, the managers increased the Portfolio's weighting in the healthcare and energy sectors. And while their growth rates were not generally as high as some technology companies, both sectors fit the managers' investment criteria.

Despite the poor performance of the technology sector since the spring of 2000, the largest contributors to the Portfolio's performance came from that sector. During the period, one common theme among the Portfolio's technology holdings was that they were generally leaders in their respective areas. Companies such as data-storage company EMC Corp., database software developer Oracle Corp., fiber optics manufacturer Corning Inc., server provider Sun Microsystems Inc. and contract electronics manufacturer Sanmina Corp., have all benefited from the increased demand for technology as productivity- enhancing and cost-cutting tools.

The healthcare sector also delivered strong performance during the period . UnitedHealth Group Inc. and WellPoint Health Networks Inc. are both health maintenance organizations (HMOs) that performed well during the period. These stocks have benefited as issues surrounding a patient's right to sue subsided somewhat and earnings have been on an upswing.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    5

During the period, the Portfolio's holdings in the energy sector positively impacted its performance. Over the past six months, the managers added several offshore drilling and oil service companies to its holdings. Oil and gas prices rose during the period,which heightened drilling activity and benefited most oil service companies.

Microsoft Corp. had the most negative impact on the Portfolio's performance during the period. Although Microsoft Corp. was the largest holding in the Portfolio at the beginning of the period,the managers reduced its position in the first couple of months of 2000. This reduction was related to factors associated with Microsoft Corp.'s past success -- the increasing penetration of personal computers and desktop computer software. Spending in these two areas slowed during the period relative to other areas of the technology sector. As a result, Microsoft Corp. delivered disappointing earnings earlier in the period and the stock price fell accordingly. Furthermore, investors were concerned about a potentially negative legal ruling that would affect Microsoft Corp.'s future operations, which further punished the stock. However, the managers did not sell the Portfolio's entire position in Microsoft Corp., because they believe the company has a potentially strong upcoming product cycle related to the Windows 2000 product.

Many of the Portfolio's telecommunications stocks were also poor performers during the period. Companies such as MCI Worldcom, XO Communications, McLeodUSA and Sprint experienced difficult fundamental issues and as a result were eliminated from the Portfolio. These companies had been spending to build up their networks and service territories, but had yet to post returns on their investments. When they failed to produce earnings,investors began turning away from these companies.

Going forward, the managers are primarily concerned with corporate earnings and the increased potential for earnings shortfalls relative to expectations. Although corporate profits are expected to grow, the managers believe it may be at a slower rate than seen earlier this year.

The managers also believe that if earnings growth is less than expected, it may result in a number of companies reporting disappointing earnings, which would in turn have a negative impact on stock prices. The managers' strategy is earnings-focused, and they are seeking to identify companies that they believe have the best chance of realizing earnings goals.

--------------------------------------------------------------------------------
6                                           2000 Annual Report to Shareholders

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 22, 2000


The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    7

-------------------------------------------------------------------------------------
                     Smith Barney Large Cap Value Portfolio
-------------------------------------------------------------------------------------
Historical Performance
-------------------------------------------------------------------------------------
                          Net Asset Value
                        --------------------
                         Beginning    End of     Income    Capital Gain     Total
   Year Ended             of Year      Year    Dividends  Distributions   Returns+
=====================================================================================
   10/31/00               $19.83     $20.74      $0.26       $0.47         8.62%
   10/31/99                18.94      19.83       0.24        0.52         8.52
   10/31/98                17.90      18.94       0.21        0.53         9.65
   10/31/97                14.84      17.90       0.18        0.17        23.38
   10/31/96                12.12      14.84       0.17        0.05        24.55
   10/31/95                10.14      12.12       0.06        0.00        20.21
   6/16/94* - 10/31/94     10.00      10.14       0.00        0.00         1.40++
=====================================================================================
   Total                                         $1.12       $1.74
=====================================================================================

-------------------------------------------------------------------------------------
                           Alliance Growth Portfolio
-------------------------------------------------------------------------------------
Historical Performance
-------------------------------------------------------------------------------------
                           Net Asset Value
                         -------------------
                         Beginning    End of     Income    Capital Gain     Total
   Year Ended             of Year      Year    Dividends  Distributions    Returns+
======================================================================================
   10/31/00               $28.35     $28.63      $0.03         $2.40         9.27%
   10/31/99                22.14      28.35       0.15          1.45        35.51
   10/31/98                20.82      22.14       0.04          1.44        12.92
   10/31/97                16.30      20.82       0.02          0.62        32.59
   10/31/96                13.28      16.30       0.09          0.32        26.55
   10/31/95                10.65      13.28       0.02          0.10        26.18
   6/16/94* - 10/31/94     10.00      10.65       0.00          0.00         6.50++
======================================================================================
   Total                                         $0.35         $6.33
======================================================================================

--------------------------------------------------------------------------------
8                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                        Van Kampen Enterprise Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------
                           Net Asset Value
                         -------------------
                         Beginning    End of    Income     Capital Gain     Total
   Year Ended             of Year      Year    Dividends  Distributions    Returns+
======================================================================================
   10/31/00               $25.52      $25.60    $0.00**       $3.73         13.92%
   10/31/99                20.56       25.52     0.07          0.39         26.48
   10/31/98                19.89       20.56     0.05          1.17          8.97
   10/31/97                15.37       19.89     0.05          0.00         29.81
   10/31/96                12.89       15.37     0.04          0.40         23.35
   10/31/95                10.38       12.89     0.02          0.03         24.74
   6/16/94* - 10/31/94     10.00       10.38     0.00          0.00          3.80++
======================================================================================
   Total                                        $0.23         $5.72
======================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
                                    Smith Barney       Alliance      Van Kampen
                                     Large Cap          Growth       Enterprise
                                  Value Portfolio     Portfolio      Portfolio
================================================================================
Year Ended 10/31/00                    8.62%            9.27%          13.92%
Five Years Ended 10/31/00             14.71            22.93           20.25
6/16/94* through 10/31/00             14.86            23.12           20.32
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------
                                    Smith Barney      Alliance       Van Kampen
                                      Large Cap        Growth        Enterprise
                                   Value Portfolio    Portfolio       Portfolio
================================================================================
6/16/94* through 10/31/00            142.10%          277.02%         225.54%
================================================================================
+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.
**    Amount represents less than $0.01.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Shares of the
     Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 2000

                                    [GRAPH]

                      SMITH BARNEY LARGE        S&P 500
                      CAP VALUE PORTFOLIO        INDEX
                      -------------------      ---------
6/16/94                     10,000              10,000
10/94                       10,140              10,324
10/95                       12,189              13,053
10/96                       15,182              16,018
10/97                       18,731              21,159
10/98                       20,539              25,817
10/99                       22,290              32,442
10/31/2000                  24,210              34,413

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Cap Value Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
10                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited) (continued)
--------------------------------------------------------------------------------
                  Growth of $ 10,000 Invested in Shares of the
                   Alliance Growth Portfolio vs. S&P 500 Index
                         and Russell 1000 Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 2000

                                    [GRAPH]

                   ALLIANCE GROWTH           S&P 500           RUSSELL 1000
                      PORTFOLIO               INDEX                INDEX
                   ---------------          ---------          ------------
6/16/94                10,000                 10,000              10,000
10/94                  10,650                 10,324              10,191
10/95                  13,439                 13,053              12,612
10/96                  17,007                 16,018              15,501
10/97                  22,549                 21,159              20,236
10/98                  25,463                 25,817              24,039
10/99                  34,504                 32,442              30,189
10/31/2000             37,702                 34,413              32,925

+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  11

--------------------------------------------------------------------------------
Historical Performance (unaudited) (continued)
--------------------------------------------------------------------------------
                   Growth of $10,000 Invested in Shares of the
                       Van Kampen Enterprise Portfolio vs.
                             S&P 500 Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 2000

                                    [GRAPH]

                     VAN KAMPEN                 S&P 500
                ENTERPRISE PORTFOLIO             INDEX
                --------------------           ---------
6/16/94               10,000                    10,000
10/94                 10,380                    10,324
10/95                 12,948                    13,053
10/96                 15,972                    16,018
10/97                 20,733                    21,159
10/98                 22,592                    25,817
10/99                 28,576                    32,442
10/31/2000            32,554                    34,413

+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
12                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Schedules of Investments                                     October 31, 2000
--------------------------------------------------------------------------------
                 SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                        SECURITY                            VALUE
================================================================================
COMMON STOCK -- 95.2%
Capital Goods -- 6.0%
     125,000   Emerson Electric Co.                                 $  9,179,687
     225,800   General Electric Co.                                   12,376,663
      65,000   Illinois Tool Works Inc.                                3,611,563
     240,000   Pitney Bowes Inc.                                       7,125,000
     100,000   Xerox Corp.                                               843,750
--------------------------------------------------------------------------------
                                                                      33,136,663
--------------------------------------------------------------------------------
Consumer Cyclicals -- 1.8%
     525,000   Masco Corp.                                             9,810,937
--------------------------------------------------------------------------------
Consumer Staples -- 11.5%
     200,000   Avon Products, Inc.                                     9,700,000
     350,000   The Gillette Co.                                       12,206,250
     230,000   Kimberly-Clark Corp.                                   15,180,000
     208,000   The McGraw-Hill Cos., Inc.                             13,351,000
     275,000   PepsiCo, Inc.                                          13,320,313
--------------------------------------------------------------------------------
                                                                      63,757,563
--------------------------------------------------------------------------------
Energy -- 16.9%
     200,000   BP Amoco PLC, Sponsored ADR                            10,187,500
     110,000   Chevron Corp.                                           9,033,750
      31,000   Conoco Inc., Class A Shares                               800,188
     307,968   Conoco Inc., Class B Shares                             8,372,880
     225,000   El Paso Energy Corp.                                   14,104,688
      40,000   Enron Corp.                                             3,282,500
     265,000   Exxon Mobil Corp.                                      23,634,687
     210,025   Halliburton Co.                                         7,784,052
     400,000   The Williams Cos., Inc.                                16,725,000
--------------------------------------------------------------------------------
                                                                      93,925,245
--------------------------------------------------------------------------------
Financial Services -- 16.5%
     200,000   Bank of America Corp.                                   9,612,500
     322,500   The Chase Manhattan Corp.                              14,673,750
     145,000   Fannie Mae                                             11,165,000
     125,000   Marsh & McLennan Cos., Inc.                            16,343,750
     400,000   Mellon Financial Corp.                                 19,300,000
     160,000   Merrill Lynch & Co., Inc.                              11,200,000
     203,400   Wells Fargo & Co.                                       9,419,963
--------------------------------------------------------------------------------
                                                                      91,714,963
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------
                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                         SECURITY                            VALUE
================================================================================
Health Care -- 7.3%
     220,000    American Home Products Corp.                      $   13,970,000
      80,000    Baxter International Inc.                              6,575,000
     240,000    Bristol-Myers Squibb Co.                              14,625,000
      55,800    Johnson & Johnson                                      5,140,575
--------------------------------------------------------------------------------
                                                                      40,310,575
--------------------------------------------------------------------------------
Insurance -- 5.8%
     190,000    The Chubb Corp.                                       16,043,125
     215,000    The Hartford Financial Services Group, Inc.           16,004,062
--------------------------------------------------------------------------------
                                                                      32,047,187
--------------------------------------------------------------------------------
Raw & Intermediate Materials -- 5.8%
     403,000    Alcoa Inc.                                            11,561,062
     150,000    The Dow Chemical Co.                                   4,593,750
     148,030    E.I. du Pont de Nemours & Co.                          6,716,861
     250,000    International Paper Co.                                9,156,250
--------------------------------------------------------------------------------
                                                                      32,027,923
--------------------------------------------------------------------------------
Technology -- 5.3%
     120,000    First Data Corp.                                       6,015,000
      95,000    International Business Machines Corp.                  9,357,500
     200,000    United Technologies Corp.                             13,962,500
--------------------------------------------------------------------------------
                                                                      29,335,000
--------------------------------------------------------------------------------
Telecommunications -- 10.8%
     158,500    ALLTEL Corp.                                          10,213,344
     335,000    AT&T Corp.                                             7,767,813
     275,000    SBC Communications Inc.                               15,864,062
     220,000    Sprint Corp.                                           5,610,000
     351,800    Verizon Communications                                20,338,437
--------------------------------------------------------------------------------
                                                                      59,793,656
--------------------------------------------------------------------------------
Transportation -- 1.5%
     175,000    Union Pacific Corp.                                    8,203,125
--------------------------------------------------------------------------------
Utilities -- 6.0%
     150,000    American Electric Power Co., Inc.                      6,225,000
     190,000    Duke Energy Corp.                                     16,423,125
     175,000    Exelon Corp.                                          10,521,875
--------------------------------------------------------------------------------
                                                                      33,170,000
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost--$448,309,573)                                 527,232,837
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------
                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO
      FACE
     AMOUNT                         SECURITY                        VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.8%
   $26,489,000   Goldman, Sachs & Co., 6.550% due 11/1/00;
                 Proceeds at maturity -- $26,493,820;
                 (Fully collateralized by U.S. Treasury
                 Bonds & Notes, 3.625% to 12.750% due
                 2/28/02 to 8/15/26; Market value -- $27,018,808)
                 (Cost -- $26,489,000)                               $26,489,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $474,798,573*)                            $553,721,837
================================================================================
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

       SHARES                      SECURITY                            VALUE
================================================================================
COMMON STOCK -- 93.9%
Aerospace -- 1.5%
        517,000  General Motors Corp., Class H shares*            $   16,750,800
        796,200  Loral Space & Communications Ltd.*                    4,528,387
--------------------------------------------------------------------------------
                                                                      21,279,187
--------------------------------------------------------------------------------
Airlines -- 1.0%
        264,300  Continental Airlines, Inc., Class B Shares*          13,875,750
--------------------------------------------------------------------------------
Banks -- 4.6%
        671,400  Bank of America Corp.                                32,269,163
        173,000  Bank One Corp.                                        6,314,500
        540,812  The Chase Manhattan Corp.                            24,606,946
--------------------------------------------------------------------------------
                                                                      63,190,609
--------------------------------------------------------------------------------
Drugs -- 3.6%
        279,000  Bristol-Myers Squibb Co.                             17,001,562
        203,800  Merck & Co., Inc.                                    18,329,263
         57,000  Pharmacia Corp.                                       3,135,000
        204,000  Schering-Plough Corp.                                10,544,250
--------------------------------------------------------------------------------
                                                                      49,010,075
--------------------------------------------------------------------------------
Electronics -- 11.7%
        188,000  Altera Corp.*                                         7,696,250
        172,000  Applied Materials, Inc.*                              9,137,500
        855,600  Flextronics International Ltd.*                      32,512,800
        222,000  Intel Corp.                                           9,990,000
        359,000  Micron Technology, Inc.*                             12,475,250
        350,800  Sanmina Corp.*                                       40,100,825
        806,600  SCI Systems, Inc.*                                   34,683,800
        345,600  Solectron Corp.*                                     15,206,400
--------------------------------------------------------------------------------
                                                                     161,802,285
--------------------------------------------------------------------------------
Energy -- 2.8%
      2,852,192   BP Amoco PLC                                        24,207,972
        210,000   Santa Fe International Corp.                         7,665,000
         98,000   Total Fina Elf S.A., Sponsored ADR                   7,019,250
--------------------------------------------------------------------------------
                                                                      38,892,222
--------------------------------------------------------------------------------
Financial Services -- 13.6%
      1,462,100  Associates First Capital Corp., Class A Shares       54,280,462
      2,095,188  The CIT Group, Inc., Class A Shares                  36,534,841
        326,100  Household International, Inc.                        16,406,906
        707,600  John Hancock Financial Services, Inc.*               22,377,850
        250,000  Koger Equity, Inc.                                    3,984,375

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

      SHARES                       SECURITY                             VALUE
================================================================================
Financial Services -- 13.6% (continued)
      1,224,762 MBNA Corp.                                        $   46,005,123
        265,000 MetLife, Inc.*                                         7,320,625
--------------------------------------------------------------------------------
                                                                     186,910,182
--------------------------------------------------------------------------------
Food Services/Lodging -- 0.1%
        270,300 Humphrey Hospitality Trust, Inc.                       1,976,569
--------------------------------------------------------------------------------

Hospital Supplies & Services -- 2.8%
        346,000 Boston Scientific Corp.*                               5,514,375
      1,412,200 IMS Health Inc.                                       33,363,225
--------------------------------------------------------------------------------
                                                                      38,877,600
--------------------------------------------------------------------------------
Insurance -- 6.1%
        200,700 ACE Ltd.                                               7,877,475
        177,000 AFLAC Inc.                                            12,932,062
        639,397 American International Group, Inc.                    62,660,906
--------------------------------------------------------------------------------
                                                                      83,470,443
--------------------------------------------------------------------------------
Leisure -- 0.9%
        117,000 Carnival Corp.                                         2,903,062
        787,215 Cendant Corp.*                                         9,446,580
--------------------------------------------------------------------------------
                                                                      12,349,642
--------------------------------------------------------------------------------
Miscellaneous -- 1.9%
        463,796 Tyco International Ltd.                               26,291,436
--------------------------------------------------------------------------------
Printing, Publishing & Broadcasting -- 9. 9%
        306,400 Adelphia Communications Corp., Class A Shares*        10,168,650
      2,971,156 AT&T Corp. - Liberty Media Corp., Class A Shares*     53,480,808
        107,000 Cablevision Systems Corp.,  Class A Shares*            7,971,500
        271,000 Charter Communications, Inc., Class A Shares*          5,284,500
        105,000 Comcast Corp., Special Class A Shares*                 4,278,750
        141,000 Fox Entertainment Group, Class A Shares*               3,031,500
         52,000 Gannett Co., Inc.                                      3,016,000
        189,400 The News Corp. Ltd., Sponsored ADR                     8,144,200
        770,100 UnitedGlobalCom, Inc., Class A Shares*                24,498,806
        300,423 Viacom Inc., Class B Shares*                          17,086,558
--------------------------------------------------------------------------------
                                                                     136,961,272
--------------------------------------------------------------------------------
Real Estate -- 0.8%
        140,000 Entertainment Properties Trust                         1,548,750
        443,700 JP Realty, Inc.                                        7,099,200
        101,900 The Macerich Co.                                       1,999,787
--------------------------------------------------------------------------------
                                                                      10,647,737
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

     SHARES                        SECURITY                            VALUE
================================================================================
Retail -- 3.8%
          308,550  The Home Depot, Inc.                          $    13,267,650
          504,000  The Kroger Co.*                                    11,371,500
          433,700  The Limited, Inc.                                  10,950,925
          280,000  RadioShack Corp.                                   16,695,000
                1  Too Inc.*                                                  23
--------------------------------------------------------------------------------
                                                                      52,285,098
--------------------------------------------------------------------------------
Technology -- 6.5%
        1,603,900  Ceridian Corp.*                                    40,097,500
          250,000  Compaq Computer Corp.                               7,602,500
          411,865  Computer Associates International, Inc.            13,128,197
          285,700  International Business Machines Corp.              28,141,450
           67,410  SYNAVANT Inc.*                                        307,558
--------------------------------------------------------------------------------
                                                                      89,277,205
--------------------------------------------------------------------------------
Telecommunications -- 20.0%
        1,509,600  AT&T Wireless Group*                               37,645,650
           24,100  COLT Telecom Group PLC, Sponsored ADR*              3,148,063
          792,000  Energis PLC*                                        6,750,849
          174,900  FLAG Telecom Holdings Ltd.*                         2,033,213
          747,504  Global TeleSystems, Inc.*                           2,008,917
          398,500  Millicom International Cellular S.A.*              12,253,875
        1,312,400  Nextel Communications, Inc., Class A Shares*       50,445,375
          585,263  NTL Inc.*                                          25,714,993
          264,419  Qwest Communications International Inc.*           12,857,374
                1  Reuters Group PLC, Sponsored ADR                          118
       21,598,732  Vodafone AirTouch PLC                              90,091,421
           81,400  VoiceStream Wireless Corp.*                        10,704,100
          109,400  Western Wireless Corp., Class A Shares*             5,196,500
          185,000  Winstar Communications, Inc.*                       3,607,500
          558,425  WorldCom, Inc.*                                    13,262,594
--------------------------------------------------------------------------------
                                                                     275,720,542
--------------------------------------------------------------------------------
Utilities - Telephone -- 2.3%
          631,791  AT&T Corp.                                         14,649,654
           28,000  Cable & Wireless PLC                                  397,642
          635,000  Sprint Corp.                                       16,192,500
--------------------------------------------------------------------------------
                                                                      31,239,796
--------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost-- $1,047,809,680)                         1,294,058,190
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                            ALLIANCE GROWTH PORTFOLIO

SHARES                                SECURITY                        VALUE
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.1%
Printing, Publishing & Broadcasting -- 0.1%
      12,100  Adelphia Communications Corp., 5.50%
              Cumulative, Series D
              (Cost -- $2,242,588)                              $      1,340,075
================================================================================
  FACE
 AMOUNT                               SECURITY                        VALUE
================================================================================
CONVERTIBLE BONDS -- 0.2%
Telecommunications -- 0.2%
$ 11,165,000  Global TeleSystems, Inc., Sr. Sub. Debentures,
              5.75% due 7/1/10
              (Cost -- $9,682,288)                                     2,470,256
================================================================================
SHORT-TERM INVESTMENT -- 5.8%
  80,500,000  Student Loan Marketing Association,
              6.45% due 11/1/00
              (Cost -- $80,500,000)                                   80,500,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $1,140,234,556**)                        $  1,378,368,521
================================================================================
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                        VAN KAMPEN ENTERPRISE PORTFOLIO

 SHARES                               SECURITY                         VALUE
================================================================================
COMMON STOCK -- 96.1%
Automotive -- 1.1%
    77,200   Harley-Davidson, Inc.                                 $   3,720,075
--------------------------------------------------------------------------------
Biotechnology -- 2.6%
    20,200   Abgenix, Inc.+                                            1,593,275
    27,300   Amgen Inc.+                                               1,581,694
    19,200   IDEC Pharmaceuticals Corp.+                               3,765,600
    23,000   Millennium Pharmaceuticals, Inc.+                         1,668,937
--------------------------------------------------------------------------------
                                                                       8,609,506
--------------------------------------------------------------------------------
Consumer Products & Services -- 0.8%
    54,700   Avon Products, Inc.                                       2,652,950
--------------------------------------------------------------------------------
Electronic Components - Semiconductors -- 7.2%
    78,900   Altera Corp.+                                             3,229,969
    43,600   Analog Devices, Inc.+                                     2,834,000
    20,000   Applied Micro Circuits Corp.+                             1,527,500
     9,600   Broadcom Corp., Class A Shares+                           2,134,800
    69,500   Intel Corp.                                               3,127,500
     5,800   PMC-Sierra, Inc.+                                           983,100
    40,100   Sanmina Corp.+                                            4,583,931
     9,600   Vitesse Semiconductor Corp.+                                671,400
    57,400   Xilinx, Inc.+                                             4,157,912
--------------------------------------------------------------------------------
                                                                      23,250,112
--------------------------------------------------------------------------------
Energy -- 4.6%
    26,900   Anadarko Petroleum Corp.                                  1,722,945
    47,000   Baker Hughes Inc.                                         1,615,625
    18,100   Enron Corp.                                               1,485,331
    61,400   ENSCO International Inc.                                  2,041,550
    29,800   Global Marine Inc.+                                         789,700
    28,000   Nabors Industries, Inc.+                                  1,425,200
    73,300   Noble Drilling Corp.+                                     3,046,531
    21,100   Smith International, Inc.+                                1,487,550
    22,100   Transocean Sedco Forex Inc.                               1,171,300
--------------------------------------------------------------------------------
                                                                      14,785,732
--------------------------------------------------------------------------------

Financial Services -- 6.6%
    50,400   American Express Co.                                      3,024,000
    21,000   Bank of America Corp.                                     1,009,312
    15,400   The Bank of New York Co., Inc.                              886,463
    25,000   Capital One Financial Corp.                               1,578,125
    56,350   The Charles Schwab Corp.                                  1,979,294
    14,550   The Chase Manhattan Corp.                                   662,025
    23,700   Fannie Mae                                                1,824,900

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                        VAN KAMPEN ENTERPRISE PORTFOLIO

 SHARES                              SECURITY                           VALUE
================================================================================
Financial Services -- 6.6% (continued)
    46,300   FleetBoston Financial Corp.                           $   1,759,400
    39,400   MBNA Corp.                                                1,479,962
    26,900   Merrill Lynch & Co., Inc.                                 1,883,000
    12,500   Northern Trust Corp.                                      1,067,188
    14,400   Providian Financial Corp.                                 1,497,600
    20,200   T. Rowe Price Associates, Inc.                              945,613
    37,000   Wells Fargo & Co.                                         1,713,563
--------------------------------------------------------------------------------
                                                                      21,310,445
--------------------------------------------------------------------------------
Food & Beverage -- 2.4%
    31,900   Anheuser-Busch Cos., Inc.                                 1,459,425
    67,200   The Pepsi Bottling Group, Inc.                            2,326,800
    84,500   PepsiCo, Inc.                                             4,092,969
--------------------------------------------------------------------------------
                                                                       7,879,194
--------------------------------------------------------------------------------
Health Care -- 6.7%
    61,700   Abbott Laboratories                                       3,258,531
    30,100   Baxter International Inc.                                 2,473,844
    39,200   Bristol-Myers Squibb Co.                                  2,388,750
    36,500   Cardinal Health, Inc.                                     3,458,375
    14,000   Forest Laboratories, Inc.+                                1,855,000
    52,000   HCA-The Healthcare Co.                                    2,076,750
    33,600   UnitedHealth Group Inc.                                   3,675,000
    21,800   Wellpoint Health Networks Inc.+                           2,549,238
--------------------------------------------------------------------------------
                                                                      21,735,488
--------------------------------------------------------------------------------
Hotel/Casino -- 1.6%
    31,900   MGM Mirage Inc.                                           1,102,544
    81,900   Park Place Entertainment Corp.+                           1,044,225
    97,900   Starwood Hotels & Resorts Worldwide, Inc.                 2,900,287
--------------------------------------------------------------------------------
                                                                       5,047,056
--------------------------------------------------------------------------------
Instruments  -- 1.6%
    11,500   Jabil Circuit, Inc.+                                        656,219
    23,000   PE Corp. - PE Biosystems Group                            2,691,000
    24,700   Waters Corp.+                                             1,792,294
--------------------------------------------------------------------------------
                                                                       5,139,513
--------------------------------------------------------------------------------
Insurance -- 1.8%
    32,600   The Allstate Corp.                                        1,312,150
    12,500   American General Corp.                                    1,006,250
    28,425   American International Group, Inc.                        2,785,650
     4,800   Marsh & McLennan Cos., Inc.                                 627,600
--------------------------------------------------------------------------------
                                                                       5,731,650
--------------------------------------------------------------------------------

                  See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                        VAN KAMPEN ENTERPRISE PORTFOLIO

 SHARES                             SECURITY                            VALUE
================================================================================
Manufacturing -- 5.1%
   68,500  Corning Inc.                                            $   5,240,250
  206,600  General Electric Co.                                       11,324,262
--------------------------------------------------------------------------------
                                                                      16,564,512
--------------------------------------------------------------------------------
Media -- 1.4%
   73,563  Metro-Goldwyn-Mayer Inc.+                                   1,448,272
   40,500  Time Warner, Inc.                                           3,074,355
--------------------------------------------------------------------------------
                                                                       4,522,627
--------------------------------------------------------------------------------
Multi-Industry -- 3.5%
  197,900   Tyco International Ltd.                                   11,218,456
--------------------------------------------------------------------------------
Pharmaceuticals -- 10.0%
    9,800  Allergan, Inc.                                              3,345,687
   19,200  ALZA Corp.+                                                 1,554,000
   50,500  American Home Products Corp.                                3,206,750
   29,000  Celgene Corp.+                                              1,866,875
   53,800  Eli Lilly & Co.                                             4,808,375
   17,300  Human Genome Sciences, Inc.+                                1,529,158
   19,000  Immunex Corp.+                                                808,688
   34,600  IVAX Corp.+                                                 1,505,100
   41,300  King Pharmaceuticals, Inc.+                                 1,850,756
   70,100  Merck & Co., Inc.                                           6,304,619
   75,250  Pfizer Inc.                                                 3,249,859
   49,000  Schering-Plough Corp.                                       2,532,688
--------------------------------------------------------------------------------
                                                                      32,562,555
--------------------------------------------------------------------------------
Retail -- 5.7%
   48,000  Bed Bath & Beyond Inc.+                                     1,239,000
   19,200  CDW Computer Centers, Inc.+                                 1,237,200
   80,600  The Kroger Co.+                                             1,818,537
   68,200  The Limited, Inc.                                           1,722,050
   47,000  RadioShack Corp.                                            2,802,375
  164,000  Safeway Inc.+                                               8,968,750
   19,000  Walgreen Co.                                                  866,875
--------------------------------------------------------------------------------
                                                                      18,654,787
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                        VAN KAMPEN ENTERPRISE PORTFOLIO

 SHARES                           SECURITY                              VALUE
================================================================================
Technology   -- 23.1%
    45,000  Adobe Systems Inc.                                $        3,422,812
    57,400  America Online, Inc.+                                      2,894,682
    25,900  Ariba, Inc.+                                               3,273,112
    30,700  BEA Systems, Inc.+                                         2,202,725
    15,400  Brocade Communications Systems, Inc.+                      3,501,575
    32,600  Check Point Software Technologies Ltd.+                    5,163,025
   135,400  EMC Corp. +                                               12,059,062
     8,600  Extreme Networks, Inc.+                                      713,263
    19,200  i2 Technologies, Inc.+                                     3,264,000
    14,000  Intuit Inc.+                                                 860,125
    21,100  Juniper Networks, Inc.+                                    4,114,500
    60,800  Linear Technology Corp.                                    3,925,400
     7,000  Mercury Interactive Corp.+                                   777,000
    48,800  Microsoft Corp.+                                           3,361,100
    17,300  Network Appliance, Inc.+                                   2,058,700
   174,700  Oracle Corp.+                                              5,765,100
    47,600  Rational Software Corp.+                                   2,841,125
    22,100  Siebel Systems, Inc.+                                      2,319,119
    77,800  Sun Microsystems, Inc.+                                    8,626,075
    28,000  VERITAS Software Corp.+                                    3,948,437
--------------------------------------------------------------------------------
                                                                      75,090,937
--------------------------------------------------------------------------------
Telecommunications -- 9.9%
    29,800  CIENA Corp.+                                               3,132,725
   252,500  Cisco Systems, Inc.+                                      13,603,437
    51,000  Comverse Technology, Inc.+                                 5,699,250
    21,600  JDS Uniphase Corp.+                                        1,757,700
    19,200  Nortel Networks Corp.                                        873,600
    53,700  Qwest Communications International Inc.+                   2,611,163
    57,600  SBC Communications Inc.                                    3,322,800
    15,400  Scientific-Atlanta, Inc.                                   1,053,938
--------------------------------------------------------------------------------
                                                                      32,054,613
--------------------------------------------------------------------------------
Utilities -- 0.4%
    18,100  Calpine Corp.+                                             1,428,769
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $247,562,975)                               $   311,958,977
================================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                        VAN KAMPEN ENTERPRISE PORTFOLIO
  FACE
 AMOUNT                             SECURITY                            VALUE
================================================================================
SHORT-TERM INVESTMENTS-- 3.9%
               U.S. Treasury Bills:
$ 2,800,000      5.950% due 12/21/00                              $    2,776,356
  2,900,000      6.065% due 1/18/01                                    2,861,357
  2,100,000      6.000% due 1/25/01                                    2,069,556
  2,600,000      6.095% due 2/1/01                                     2,559,071
    200,000      6.165% due 2/1/01                                       196,852
  2,200,000      6.070% due 2/22/01                                    2,158,015
--------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost -- $12,620,975 )                                 12,621,207
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $260,183,950*)                            $  324,580,184
================================================================================
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                           October 31, 2000
--------------------------------------------------------------------------------

                                           Smith Barney
                                            Large Cap          Alliance          Van Kampen
                                              Value             Growth           Enterprise
                                            Portfolio         Portfolio          Portfolio
=============================================================================================
ASSETS:
Investments, at value
  (Cost -- $474,798,573, $1,140,234,556
  and $260,183,950, respectively)          $ 553,721,837    $ 1,378,368,521     $ 324,580,184
Cash                                                 570             38,596            60,403
Receivable for Fund shares sold                  181,999            150,199                --
Receivable for securities sold                        --          2,578,198        13,199,975
Dividends and interest receivable                756,769            683,618            54,073
---------------------------------------------------------------------------------------------
Total Assets                                 554,661,175      1,381,819,132       337,894,635
---------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                845,828         10,896,100         6,771,083
 Management fees payable                         313,962            901,135           386,306
 Payable for Fund shares purchased               149,332                 --           107,253
 Accrued expenses                                 41,306             70,028            36,746
---------------------------------------------------------------------------------------------
 Total Liabilities                             1,350,428         11,867,263         7,301,388
---------------------------------------------------------------------------------------------
Total Net Assets                           $ 553,310,747    $ 1,369,951,869     $ 330,593,247
=============================================================================================
NET ASSETS:
 Par value of shares of capital stock      $         267    $           479     $         129
 Capital paid in excess of par value         447,326,477        961,274,614       213,109,294
 Undistributed net investment income           7,598,914          2,621,459                --
 Accumulated net realized gain
  from security transactions                  19,461,825        167,921,352        53,087,590
 Net unrealized appreciation of
  investments                                 78,923,264        238,133,965        64,396,234
---------------------------------------------------------------------------------------------
Total Net Assets                           $ 553,310,747    $ 1,369,951,869     $ 330,593,247
=============================================================================================
Shares Outstanding                            26,683,826         47,851,851        12,914,106
---------------------------------------------------------------------------------------------
Net Asset Value                                   $20.74             $28.63            $25.60
---------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

---------------------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                           25


--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                          Smith Barney
                                           Large Cap         Alliance          Van Kampen
                                             Value            Growth           Enterprise
                                           Portfolio         Portfolio         Portfolio
==========================================================================================
INVESTMENT INCOME:
  Interest                                $     355,898     $ 4,165,084        $   367,700
  Dividends                                  10,742,527       9,557,923          1,475,151
  Less: Foreign withholding tax                 (21,945)       (101,755)           (14,252)
------------------------------------------------------------------------------------------
  Total Investment Income                    11,076,480      13,621,252          1,828,599
------------------------------------------------------------------------------------------

EXPENSES:
  Management fees (Note 2)                    3,403,839      11,011,245          2,542,509
  Audit and legal                                23,266          30,778             25,177
  Shareholder communications                     17,721          45,150             11,743
  Directors' fees                                 9,223          27,222              8,649
  Custody                                         8,927          85,838             21,296
  Shareholder and system servicing fees           7,000          16,660             16,739
  Other                                           5,850          10,323              6,889
------------------------------------------------------------------------------------------
  Total Expenses                              3,475,826      11,227,216          2,633,002
------------------------------------------------------------------------------------------
Net Investment Income (Loss)                  7,600,654       2,394,036           (804,403)
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security
  Transactions
  (excluding short-term securities):
     Proceeds from sales                    146,210,613     612,787,064        433,333,077
     Cost of securities sold                126,683,276     444,908,612        379,994,499
------------------------------------------------------------------------------------------
  Net Realized Gain                          19,527,337     167,878,452         53,338,578
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments:
     Beginning of year                       63,063,920     303,989,265         72,053,654
     End of year                             78,923,264     238,133,965         64,396,234
------------------------------------------------------------------------------------------
  Increase (Decrease) in
     Net Unrealized Appreciation             15,859,344     (65,855,300)        (7,657,420)
------------------------------------------------------------------------------------------
  Net Gain on Investments                    35,386,681     102,023,152         45,681,158
------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations    $42,987,335    $104,417,188       $ 44,876,755
==========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       For the Years Ended October 31,
Smith Barney Large Cap Value Portfolio                    2000                1999
=======================================================================================
OPERATIONS:
      Net investment income                            $   7,600,654      $   6,779,539
      Net realized gain                                   19,527,337         12,213,368
      Increase in net unrealized appreciation             15,859,344         15,571,021
---------------------------------------------------------------------------------------
      Increase in Net Assets From Operations              42,987,335         34,563,928
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                               (6,775,481)        (6,005,632)
      Net realized gains                                 (12,244,351)       (12,877,750)
---------------------------------------------------------------------------------------
      Decrease in Net Assets From
      Distributions to Shareholders                      (19,019,832)       (18,883,382)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares                    34,190,253        103,656,845
      Net asset value of shares issued
      for reinvestment of dividends                       19,019,832         18,883,382
      Cost of shares reacquired                          (67,546,687)       (18,111,176)
---------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets From
      Fund Share Transactions                            (14,336,602)       104,429,051
---------------------------------------------------------------------------------------
Increase in Net Assets                                     9,630,901        120,109,597

NET ASSETS:
      Beginning of year                                  543,679,846        423,570,249
---------------------------------------------------------------------------------------
      End of year*                                     $ 553,310,747      $ 543,679,846
=======================================================================================
*     Includes undistributed net investment
      income of:                                       $   7,598,914      $   6,775,481
=======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                     For the Years Ended October 31,
Alliance Growth Portfolio                                 2000               1999
========================================================================================
OPERATIONS:
      Net investment income                         $      2,394,036  $        1,399,754
      Net realized gain                                  167,878,452         104,629,375
      Increase (decrease) in net unrealized
      appreciation                                       (65,855,300)        180,413,425
----------------------------------------------------------------------------------------
      Increase in Net Assets From Operations             104,417,188         286,442,554
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                               (1,188,087)         (5,587,187)
      Net realized gains                                (104,363,232)        (54,556,034)
----------------------------------------------------------------------------------------
      Decrease in Net Assets From
      Distributions to Shareholders                     (105,551,319)        (60,143,221)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares                   165,192,994         134,587,353
      Net asset value of shares issued
      for reinvestment of dividends                      105,551,319          60,143,221
      Cost of shares reacquired                          (65,572,252)       (30,058,605)
----------------------------------------------------------------------------------------
      Increase in Net Assets From
      Fund Share Transactions                            205,172,061         164,671,969
----------------------------------------------------------------------------------------
Increase in Net Assets                                   204,037,930         390,971,302

NET ASSETS:
      Beginning of year                                1,165,913,939         774,942,637
----------------------------------------------------------------------------------------
      End of year*                                  $  1,369,951,869  $    1,165,913,939
========================================================================================
*     Includes undistributed net investment
      income of:                                          $2,621,459          $1,549,118
========================================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                       For the Years Ended October 31,
Van Kampen Enterprise Portfolio                             2000               1999
=======================================================================================
OPERATIONS:
      Net investment income (loss)                    $      (804,403)  $        15,877
      Net realized gain                                    53,338,578        44,456,119
      Increase (decrease) in net unrealized
      appreciation                                         (7,657,420)       22,046,033
---------------------------------------------------------------------------------------
      Increase in Net Assets From Operations               44,876,755        66,518,029
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                   (15,787)         (845,726)
      Net realized gains                                  (44,056,608)       (4,790,402)
---------------------------------------------------------------------------------------
      Decrease in Net Assets From
      Distributions to Shareholders                       (44,072,395)       (5,636,128)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares                     13,009,479        20,092,068
      Net asset value of shares issued
      for reinvestment of dividends                        44,072,395         5,636,128
      Cost of shares reacquired                           (40,702,493)      (22,251,170)
---------------------------------------------------------------------------------------
      Increase in Net Assets From
      Fund Share Transactions                              16,379,381         3,477,026
---------------------------------------------------------------------------------------
Increase in Net Assets                                     17,183,741        64,358,927

NET ASSETS:
      Beginning of year                                   313,409,506       249,050,579
---------------------------------------------------------------------------------------
      End of year*                                    $   330,593,247   $   313,409,506
=======================================================================================
*     Includes undistributed net investment
      income of:                                                   --   $        15,787
=======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, formerly known as INVESCO Global Strategic Income, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method;
(i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance


--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, a portion of accumulated net realized gains amounting to $236 and a portion of undistributed net investment loss amounting to $804,403 was reclassified to paid-in capital for the Van Kampen Enterprise Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays SSBC a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the Alliance Growth Portfolio ("AGP") and the Van Kampen Enterprise Portfolio ("VKEP"). AGP and VKEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen Asset Management, Inc. ("VKAM"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAM are responsible for the day-to-day portfolio operations and investment decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKEP.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset - based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, the Portfolios paid transfer agent fees of $15,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 2000, SSB received brokerage commissions of $183,624.

All officers and one Director of the Fund are employees of SSB.

3.  Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                               Smith Barney
                                Large Cap        Alliance          Van Kampen
                                  Value           Growth           Enterprise
================================================================================
Purchases                      $117,644,452   $  656,955,068      $410,065,232
--------------------------------------------------------------------------------
Sales                           146,210,613      612,787,064       433,333,077
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                  Smith Barney
                                    Large Cap       Alliance        Van Kampen
                                      Value          Growth         Enterprise
================================================================================
Gross unrealized appreciation    $  115,380,522   $  397,798,045   $ 70,209,570
Gross unrealized depreciation       (36,457,258)    (159,664,080)    (5,813,336)
--------------------------------------------------------------------------------
Net unrealized appreciation      $   78,923,264   $  238,133,965   $ 64,396,234
================================================================================

4.  Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, AGP and VKEP held no futures contracts.

6.  Options Contracts

AGP and VKEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked -to-market daily and are included in the schedule of investments . When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At October 31, 2000, AGP and VKEP held no purchased call or put option contracts.

When AGP and VKEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2000, AGP and VKEP did not enter into any written covered call or put option contracts.

7.  Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, SBLCV and AGP did not have any securities on loan.

8.  Capital Shares

At October 31, 2000, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.


--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each Portfolio were as follows:

                                                Year Ended         Year Ended
                                             October 31, 2000   October 31, 1999
================================================================================
Smith Barney Large Cap Value Portfolio
Shares sold                                      1,758,687            5,029,254
Shares issued on reinvestment                    1,013,850              909,604
Shares reacquired                               (3,512,603)            (882,294)
--------------------------------------------------------------------------------
Net Increase (Decrease)                           (740,066)           5,056,564
================================================================================
Alliance Growth Portfolio
Shares sold                                      5,326,836            5,046,095
Shares issued on reinvestment                    3,570,748            2,193,407
Shares reacquired                               (2,172,340)          (1,109,900)
--------------------------------------------------------------------------------
Net Increase                                     6,725,244            6,129,602
================================================================================
Van Kampen Enterprise Portfolio
Shares sold                                        457,422              844,070
Shares issued on reinvestment                    1,602,050              232,706
Shares reacquired                               (1,425,020)            (912,198)
--------------------------------------------------------------------------------
Net Increase                                       634,452              164,578
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:


Smith Barney Large Cap
Value Portfolio                         2000     1999  1998/(1)/    1997      1996
====================================================================================
Net Asset Value,
   Beginning of Year                   $19.83   $18.94   $17.90    $14.84    $12.12
------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                 0.30     0.27     0.31      0.25      0.32
   Net realized and unrealized gain      1.34     1.38     1.47      3.16      2.62
------------------------------------------------------------------------------------
Total Income From Operations             1.64     1.65     1.78      3.41      2.94
------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                (0.26)   (0.24)   (0.21)    (0.18)    (0.17)
   Net realized gains                   (0.47)   (0.52)   (0.53)    (0.17)    (0.05)
------------------------------------------------------------------------------------
Total Distributions                     (0.73)   (0.76)   (0.74)    (0.35)    (0.22)
------------------------------------------------------------------------------------
Net Asset Value, End of Year           $20.74   $19.83   $18.94    $17.90    $14.84
------------------------------------------------------------------------------------
Total Return                             8.62%    8.52%    9.65%    23.38%    24.55%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $553     $544     $424      $287      $139
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                              0.66%    0.67%    0.68%     0.69%     0.73%
   Net investment income                 1.45     1.35     1.59      2.01      2.35
------------------------------------------------------------------------------------
Portfolio Turnover Rate                    23%      43%      36%       46%       32%
====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

------------------------------------------------------------------------------------
36                                          2000 Annual Report to Shareholders



--------------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Alliance Growth Portfolio                 2000      1999      1998     1997    1996
======================================================================================
Net Asset Value,
   Beginning of Year                     $28.35    $22.14    $20.82   $16.30   $13.28
--------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                   0.05      0.02      0.11     0.05     0.04
   Net realized and unrealized gain        2.66      7.79      2.69     5.11     3.39
--------------------------------------------------------------------------------------
Total Income From Operations               2.71      7.81      2.80     5.16     3.43
--------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                  (0.03)    (0.15)    (0.04)   (0.02)   (0.09)
   Net realized gains                     (2.40)    (1.45)    (1.44)   (0.62)   (0.32)
--------------------------------------------------------------------------------------
Total Distributions                       (2.43)    (1.60)    (1.48)   (0.64)   (0.41)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year             $28.63    $28.35    $22.14   $20.82   $16.30
--------------------------------------------------------------------------------------
Total Return                               9.27%    35.51%    12.92%   32.59%   26.55%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $1,370    $1,166      $775     $545     $295
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                0.81%     0.82%     0.82%    0.82%    0.87%
   Net investment income                   0.17      0.14      0.59     0.32     0.39
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                      47%       54%       40%      66%      88%
======================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  37

--------------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Van Kampen
Enterprise Portfolio                       2000    1999     1998      1997      1996
======================================================================================
Net Asset Value,
   Beginning of Year                      $25.52   $20.56   $19.89   $15.37     $12.89
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)            (0.06)    0.00*    0.06     0.06       0.05
   Net realized and unrealized gain         3.87     5.42     1.83     4.51       2.87
--------------------------------------------------------------------------------------
Total Income From Operations                3.81     5.42     1.89     4.57       2.92
--------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.00)*  (0.07)   (0.05)   (0.05)     (0.04)
   Net realized gains                      (3.73)   (0.39)   (1.17)      --      (0.40)
--------------------------------------------------------------------------------------
Total Distributions                        (3.73)   (0.46)   (1.22)   (0.05)     (0.44)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year              $25.60   $25.52   $20.56   $19.89     $15.37
--------------------------------------------------------------------------------------
Total Return                               13.92%   26.48%    8.97%   29.81%     23.35%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $331     $313     $249     $197       $104
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 0.72%    0.73%    0.73%    0.74%      0.83%
   Net investment income (loss)            (0.22)    0.01     0.35     0.41       0.53
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                      117%     120%      68%      75%       112%
======================================================================================
* Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
38                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers    Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio of Travelers Series Fund Inc. as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio of Travelers Series Fund Inc. as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

New York, New York
December 11, 2000

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  39

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2000:

     . Long-term capital gain distributions paid:

         Large Cap Value Portfolio                        $12,244,351
         Alliance Growth Portfolio                         90,320,588
         Van Kampen Enterprise Portfolio                   42,135,035

     . Percentages of ordinary income distributions designated as qualifying for the dividends received deduction available to corporate shareholders:

         Large Cap Value Portfolio                             100.00%
         Alliance Growth Portfolio                              36.13
         Van Kampen Enterprise Portfolio                        85.32

The following percentage of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

         Alliance Growth Portfolio                               1.15%

--------------------------------------------------------------------------------
40                                          2000 Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]

Directors
Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Treasurer

Ellen Cardozo Sonsino
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers
SSB Citi Fund Management LLC
Travelers Investment Adviser, Inc.

Custodian
PFPC Trust Company

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, Connecticut 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0251 12/00

          Travelers Series Fund Inc.

          Smith Barney International
          Equity Portfolio

          Smith Barney Pacific
          Basin Portfolio

          Salomon Brothers Global
          High Yield Portfolio

          ------------------------
          A N N U A L  R E P O R T
          ------------------------

          October 31, 2000


          [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series
Fund Inc.

Dear Shareholder:

     We are pleased to provide the annual report for the Travelers Series Fund Inc.-- Smith Barney International Equity, Smith Barney Pacific Basin and Salomon Brothers Global High Yield Portfolios ("Portfolio(s)") for the year ended October 31, 2000./1/ In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

                                    [PHOTO]

                               HEATH B. MCLENDON
                                    Chairman

Portfolio Highlights

Smith Barney International Equity Portfolio
For the year ended October 31, 2000, the Smith Barney International Equity Portfolio returned 10.18%. In comparison, the Lipper Inc. ("Lipper")/2/ peer group of international funds and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/3/ returned 3.28% and a negative 2.90%, respectively, for the same period.

The Portfolio seeks total return on its assets from growth of capital and income by investing at least 65% of its assets in a diversified portfolio of stock securities of established non-U.S. issuers.

During the period, a series of extraordinary financial market events significantly influenced the Portfolio. The managers believe that the period was marked by exceptional investment challenges from a combination of currency movements,

-------------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

2    Lipper is an independent mutual fund-tracking organization.

3 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note, an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    1
government policy changes and significant swings in investor sentiment. The result was sharp stock market volatility.

The period began with several months of strong appreciation, as investors seemed to have an unquenchable appetite for telecommunications, media and technology stocks, driving a sharp rally of global markets. Year 2000 ("Y2K") technology apprehensions and concerns of economic disruption were quickly dispelled, and the smooth Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

Overlooked by many during the favorable global capital markets environment of late 1999, however, were several trends that unnerved investors as 2000 progressed such as:

 .    The U.S. Federal Reserve Board ("Fed") began a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

 .    The euro/4/ continued its trend of weakness established early in 1999, cascading further versus the U.S. dollar during the period. The euro's fall caused corporate earnings dislocations on both sides of the Atlantic Ocean;

 .    Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

 .    Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology companies.

The managers believe these factors ultimately proved to be an insurmountable hurdle for international growth stocks/5/, which significantly underperformed international value stocks/6/ during the period. After a strong surge in the early part of the period, international growth stocks succumbed to the factors enumerated and underperformed international value stocks during the period.

----------
4 The euro is the single currency of the European Monetary Union that was developed by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

5 Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

6 Value stocks are shares of companies whose shares are considered to be inexpensive relative to their asset values or earning power.


--------------------------------------------------------------------------------
 2                                          2000 Annual Report to Shareholders

Selected industry sectors incurred new challenges during the period. The European telecommunications operators, for example, embarked on an aggressive competitive bidding process to secure third generation wireless communications licenses. The victorious bids, in many nationalities, were significantly above initial expectations, causing investor apprehension about ultimate returns on capital invested in paying for those licenses and capital spending.

The composition of the Portfolio shifted over the past year, primarily due to the outperformance of Canadian stocks. The managers' allocation of 55% Europe, 36% Asia, and 9% Canada, Latin America and other emerging markets at the beginning of the period changed to 55% Europe, 26% in Asia, and 19% in Canada, Latin America and other emerging markets by the end of the period.

The managers believe that the European stock markets performed relatively well during much of the period when measured in local currencies. Yet the fall of the euro dramatically lowered returns for dollar-based investors. In their view, the decline of the euro versus the U.S. dollar appeared to be due to growth and interest rate differentials that benefited the U.S. currency. The managers think that global portfolio flows into the U.S. also pressured the euro, as did inconsistent policy pronouncements from the European Central Bank ("ECB"). At the end of the fiscal year, the ECB intervened in the currency markets in order to stabilize the euro.

The managers think that the silver lining of the euro's decline has been the improvement in the competitiveness of European exports. However, the potential for imported inflation clearly exists. Recent rounds of interest rate increases have cooled the uptick in economic activity. Nevertheless, Europe's growth is reducing the chronically high level of unemployment.

The Asian stock markets delivered a relatively poor performance over the past year. During the period, several factors weighed on Asian markets. First, the monetary policy of many Asian economies is tied to the U.S. interest rate cycle through currency links. As interest rates rose in the U.S., stock markets were pressured in Asia. Second, many of these markets have a high representation of technology shares, such as the Korean stock market. As global technology earnings came under question, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to forecast downgrades. Finally, political transitions in several Asian economies such as Taiwan caused regional investor concerns.

In contrast with the managers' optimism about Japanese restructuring at this time a year ago, the pace of change in Japan has slowed. The managers believe the financial system is being rationalized. Several high profile bankruptcies of insurance and other companies are positive for the economy in the long run.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    3

However, in the short-term, they are a stark reminder to the Japanese consumer and saver of the fragility of Japan's economic recovery.

Emerging markets suffered during the period. While selected commodity prices firmed, benefiting the generally commodity dependent export economies, investor aversion to heightened political risk in many less developed economies weighed on these markets. During the period, the managers limited the Portfolio's position in emerging market investments, and in the near future they do not plan to increase the Portfolio's position in this region.

Smith Barney Pacific Basin Portfolio
For the year ended October 31, 2000, the Smith Barney Pacific Basin Portfolio returned a negative 32.07%. In comparison, the Lipper Inc. ("Lipper")/7/ peer group of Pacific Region funds and the Morgan Stanley Capital International All Country Asia Pacific Index ("MSCI Asia Pacific")/8/ reported negative total returns of 13.45% and 12.81%, respectively, for the same period.

The manager employs a "bottom-up"/9/ investment strategy, emphasizing individual security selection, while optimally allocating the Portfolio's assets among companies in the Asia Pacific region. The manager's stock selection process involves exhaustive analysis of companies' fundamentals, in which he looks for certain criteria such as above average earnings growth, high relative return on invested capital, experienced and effective management and competitive advantages (i.e., high market share or special licenses and patents).

Recently, a spate of high profile earnings disappointments, as well as growing evidence of U.S. economic deceleration, led to a decline in stock prices among international stocks as an asset class. The chasm between the performance of international growth/10/ and value stocks/11/ continued to widen at the end of October 2000 and for the period.

During the period, the Japanese stock market (as represented by the Topix Index/12/) declined 9.5% in dollar terms. The reversal of fortunes for the

----------

7    Lipper is an independent mutual fund-tracking organization.

8 The MSCI Asia Pacific Index, comprising equities in Australia, New Zealand, Japan and the Far East, is a common benchmark against which the performance of Asian funds is measured. Please note, an investor cannot invest directly in an index.

9 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

10 Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

11 Value stocks are shares of companies whose shares are considered to be inexpensive relative to their asset values or earning power.

12 The Topix Index is a market capitalization-weighted measure of approximately 1,800 Japanese stocks listed on the Tokyo Stock Exchange. Please note, an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
 4                                          2000 Annual Report to Shareholders
technology, media and telecommunications sectors continued, while Old Economy/13/ and domestic value stocks staged a further rally in continuation from the first few months of the period.

The manager thinks recent indicators confirmed that economic recovery is underway in Japan, and, more importantly, is being led not by consumers, but by the profits and capital expenditures of corporations. The manager also believes that a major wave of information technology investments has just begun in Japan, and may continue to present major opportunities for Japanese companies in areas such as mobile Internet, interactive TVs and display technologies. Moreover, even Old Economy companies are rapidly implementing reforms.

Many major Japanese companies have begun to focus on margins and returns. In the process, they have made choices of which businesses should be the focus of their resources, and which businesses to spin-off, divest or merge with a competitor. The manager believes that the enhanced efficiency of select Japanese corporations may create surprisingly high returns over the next three to five years. In the manager's opinion, the risks in the Japanese market include an increasingly visible slowdown in the U.S. economy, which may hurt Japanese exports, an eventual rise in Japanese interest rates and currency volatility.

Salomon Brothers Global High Yield Portfolio
For the year ended October 31, 2000, the Salomon Brothers Global High Yield Portfolio returned 4.34%. In comparison, the J.P. Morgan Global Bond Index/14/ returned 20.49% for the same period.

Special Shareholder Notice
At a meeting of the shareholders of the Travelers Series Fund Inc. ("Fund") held on September 25, 2000, the shareholders approved a new Sub-Advisory Agreement ("Agreement") with Salomon Brothers Asset Management ("SaBAM"), on behalf of the Salomon Brothers Global High Yield Portfolio. SaBAM is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"). The Portfolio's advisor, Travelers Investment Adviser Inc. ("TIA") is also an indirect wholly owned subsidiary of Citigroup.

Under, the Agreement the sub-adviser provides investment advisory services. The Agreement also provides for fees to be paid by TIA to SaBAM monthly at a rate of 0.375% of the Portfolio's average daily net assets.

-----------
13   The Old Economy represents more established, "blue-chip" companies.

14 The J.P. Morgan Global Bond Index is a broad-based unmanaged index of domestic and foreign bonds. Please note, an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    5

U.S. High-Yield Securities
The U.S. high-yield market returned a negative 2.96% during the period, as reported by the Salomon Smith Barney High Yield Market Index.15 For most of the period, concerns over continued strong growth in the U.S. economy and rising energy prices heightened inflation worries, which resulted in a string of interest rate hikes by the Federal Reserve Board ("Fed"). From November 1999 until May 2000, the Fed lifted its target rate for overnight bank lending four times, or 1.25%, to 6.50%.

The Fed's rate increases caused significant concern and uncertainty in the stock and bond markets as to the ultimate end of the rate increases and the sustainability of robust economic growth. The resulting rise in long-term interest rates and volatility in the U.S. stock markets put pressure on the high-yield market, both in terms of asset pricing and liquidity.

These pressures were compounded by relatively high default rates in the high-yield market, primarily due to weak underwriting standards in 1997 and 1998 and a tightening of banks' and the market's credit standards, which limited companies' access to new funds. As a result, liquidity in the market was limited on the investor side, as mutual fund outflows totaled slightly more than $11 billion during the period, and by broker dealers, who held back from committing significant funds to support the market.

Late in the period, however, the high-yield market received some relief as the Fed held interest rates steady at its meetings in June, August and October 2000 in response to data hinting at a slowdown in the U.S. economy. However, the high yield market was adversely impacted by a series of earnings revisions in September and October, which renewed cyclical and corporate profitability concerns. As the period ended, the high yield market remained focused on high default rates, potential inflation threats and the magnitude of an economic slowdown.

Going forward, the managers expect the high-yield market to continue to experience volatility primarily as a result of several factors, including (i) mutual fund flows, (ii) continued concerns over default rates, (iii) reduced secondary market liquidity and (iv) continuing cyclical concerns. In light of these conditions, the managers are pursuing a more conservative investment strategy geared to overweighting BB credits and pursuing selective opportunities in undervalued B and CCC credits.


-----------
15 The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note, an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
 6                                          2000 Annual Report to Shareholders

Emerging Market Debt

During the period, the managers believe the emerging markets debt returns were impressive. The emerging market debt portion of the Portfolio returned 25.30%, outperforming the JP Morgan Emerging Markets Bond Index Plus ("EMBI+")16, which returned 20.49% during the period. The shift to floating currency exchange regimes in a number of emerging countries reduced the direct impact of U.S. interest rate increases on their economies during the period. Floating exchange regimes help insulate domestic rates from moves in U.S. rates.

In a rising interest rate environment, emerging markets continued to perform well relative to other bond asset classes. To illustrate, the Salomon Smith Barney Broad Investment Grade Bond Index ("SSB BIG Bond Index")17 returned 7.28% while the Salomon Smith Barney High Yield Market Index declined a negative 1.29% for the period.

Return volatilities for emerging markets debt remained substantially lower relative to year-earlier levels. During the Fund's fiscal year, volatility for the EMBI+ totaled 8.27% versus 16.55% during the year-earlier period. The managers think that decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the asset class.

Commodity prices in general and oil prices in particular moved higher during the period. Oil prices closed October in excess of $32 per barrel, up 45% for the year and peaking at $37.20 this past September 20, 2000. This trend of higher prices has benefited oil producing emerging countries including Russia, Algeria, Venezuela, Mexico, Ecuador and Colombia.

The managers believe that the improved outlook for world economic growth has encouraged investors to increase commitments to emerging markets debt. The strength of the economic recovery in Asia, an important market for Latin American exports, has contributed to the better tone in emerging markets debt. Evidence of cyclical recoveries in Brazil and Venezuela also improved the outlook for investors. The success of numerous Brady bond exchanges late in 1999 was further evidence of market strength. Brazil, Mexico and the Philippines each exchanged a portion of their Brady debt for uncollateralized global bonds, reducing their overall debt servicing costs. In addition, they think this positive trend is likely to continue during future periods of market stability.


----------
16 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note, an investor cannot invest directly in an index.

17 The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note, an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    7

Individual country performance during the quarter followed the pattern of 1999, with strong out-performance concentrated in few countries. Individual country performance was dominated by Russia, which returned 115.93% during the period. Ecuador rebounded from an oversold position to out-perform and returned 60.28%. Mexico performed more in line with the index returns posting 20.78% for the period. The remaining thirteen countries underperformed. However, on a more promising note, five of these underperforming countries posted double-digit returns. Performance returns are historical for the specific periods and not indicative of future results. Under certain market conditions, results of particular investment opportunities may or may not continue.

The market closed the month of October with spreads at 745 basis points over Treasuries. The forces that led to strong emerging markets performance over the last two years remain intact. Reduced volatility levels and improving country fundamentals will continue to drive valuations in emerging countries. In addition, six emerging countries are on alert for credit upgrade by the rating agencies. The managers' outlook for emerging markets debt is positive. They believe that they are being well compensated for the risks in emerging markets at current spread levels.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,




/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 22, 2000

The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 22 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.


--------------------------------------------------------------------------------
 8                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                   Smith Barney International Equity Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning     End        Income      Capital Gain     Total
Year Ended          of Year     of Year     Dividends   Distributions   Returns+
================================================================================
10/31/00            $ 16.92    $  18.52    $   0.13      $  0.00         10.18%
--------------------------------------------------------------------------------
10/31/99              12.60       16.92        0.05         0.00         34.73
--------------------------------------------------------------------------------
10/31/98              13.23       12.60        0.00         0.00         (4.76)
--------------------------------------------------------------------------------
10/31/97              12.18       13.23        0.01         0.00          8.73
--------------------------------------------------------------------------------
10/31/96              10.48       12.18        0.01         0.00         16.36
--------------------------------------------------------------------------------
10/31/95              10.55       10.48        0.00         0.00         (0.66)
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00       10.55        0.00         0.00          5.50++
================================================================================
Total                                      $   0.20      $  0.00
================================================================================


--------------------------------------------------------------------------------
                      Smith Barney Pacific Basin Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning     End       Income     Capital Gain     Total
Year Ended           of Year    of Year    Dividends   Distributions   Returns+
================================================================================
10/31/00             $ 11.77   $   7.97    $   0.03     $   0.00        (32.07)%
--------------------------------------------------------------------------------
10/31/99                6.81      11.77        0.00         0.00         72.83
--------------------------------------------------------------------------------
10/31/98                8.04       6.81        0.09         0.00        (14.09)
--------------------------------------------------------------------------------
10/31/97                9.75       8.04        0.06         0.00        (17.02)
--------------------------------------------------------------------------------
10/31/96                8.95       9.75        0.03         0.00          9.26
--------------------------------------------------------------------------------
10/31/95               10.10       8.95        0.00         0.00        (11.39)
--------------------------------------------------------------------------------
6/16/94*-10/31/94      10.00      10.10        0.00         0.00          1.00++
================================================================================
Total                                      $   0.21     $   0.00
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    9

--------------------------------------------------------------------------------
                  Salomon Brothers Global High Yield Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                   ----------------------
                    Beginning      End       Income     Capital Gain     Total
Year Ended           of Year     of Year    Dividends  Distributions    Returns+
================================================================================
10/31/00            $  10.22    $   9.89   $   0.77    $     0.00        4.34%
--------------------------------------------------------------------------------
10/31/99               10.97       10.22       0.65          0.00       (0.96)
--------------------------------------------------------------------------------
10/31/98               12.52       10.97       0.66          0.64       (2.50)
--------------------------------------------------------------------------------
10/31/97               12.45       12.52       0.46          0.58        9.32
--------------------------------------------------------------------------------
10/31/96               10.77       12.45       0.42          0.00       20.07
--------------------------------------------------------------------------------
10/31/95                9.95       10.77       0.10          0.00        9.37
--------------------------------------------------------------------------------
6/16/94*-10/31/94      10.00        9.95       0.00          0.00       (0.50)++
================================================================================
Total                                      $   3.06    $     1.22
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                              Smith Barney      Smith Barney     Salomon
                             International        Pacific        Brothers
                                Equity             Basin        Global High
                              Portfolio         Portfolio      Yield Portfolio
================================================================================
Year Ended 10/31/00             10.18%           (32.07)%          4.34%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00       12.33             (1.77)           5.75
--------------------------------------------------------------------------------
6/16/94* through 10/31/00       10.35             (3.09)           5.87
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------

                               Smith Barney   Smith Barney      Salomon
                               International    Pacific       Brothers
                                  Equity         Basin       Global High
                                 Portfolio     Portfolio    Yield Portfolio
================================================================================
6/16/94* through 10/31/00         87.45%       (18.16)%         43.92%
================================================================================

+  Assumes the reinvestment of all dividends and capital gains distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*  Commencement of operations.


--------------------------------------------------------------------------------
 10                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

            Growth of $10,000 Invested in Shares of the Smith Barney
               International Equity Portfolio vs. MSCI EAFE Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 2000

                                    [GRAPH]

                    Smith Barney International
     DATE                Equity Portfolio          MSCI EAFE Index
  ----------        --------------------------     ---------------
    6/16/94                  10,000                     10,000
      10/94                  10,500                     10,443
      10/95                  10,480                     10,436
      10/96                  12,194                     11,563
      10/97                  13,259                     12,133
      10/98                  12,628                     13,340
      10/99                  17,013                     16,413
   10/31/00                  18,745                     15,956

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  11

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                              MSCI Pacific Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 2000


                                    [GRAPH]

                         SMITH BARNEY
     DATE            PACIFIC BASIN PORTFOLIO          MSCI PACIFIC INDEX
  ----------         -----------------------          ------------------
    6/16/94                  10,000                       10,000
      10/94                  10,100                        9,952
      10/95                   8,950                        8,836
      10/96                   9,779                        9,136
      10/97                   8,114                        7,353
      10/98                   6,971                        6,346
      10/99                  12,048                        9,617
   10/31/00                   8,184                        8,607


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International ("MSCI") Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
 12                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                Salomon Brothers Global High Yield Portfolio vs.
                         J.P. Morgan Global Bond Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 2000

                                    [GRAPH]

                    SALOMON BROTHERS GLOBAL       J.P. MORGAN GLOBAL BOND
     DATE            HIGH YIELD PORTFOLIO             INDEX - UNHEDGED
     ----           -----------------------       -----------------------
    6/16/94                  10,000                       10,000
      10/94                   9,950                       10,391
      10/95                  10,882                       11,985
      10/96                  13,066                       12,716
      10/97                  14,284                       13,161
      10/98                  13,927                       14,869
      10/99                  13,793                       14,429
   10/31/00                  14,392                       13,759

+ Hypothetical illustration of $10,000 invested in shares of the Salomon Brothers Global High Yield Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The J.P. Morgan Global Bond Index - Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  13

------------------------------------------------------------------------------
Schedules of Investments                                      October 31, 2000
------------------------------------------------------------------------------


                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

 SHARES                            SECURITY                            VALUE
==============================================================================
STOCK -- 95.2%
Australia -- 0.9%
   800,000   ERG Ltd. (a)                                        $   3,917,585
------------------------------------------------------------------------------
Canada -- 10.2%
   100,000   BCE Emergis Inc. (b)                                    4,648,726
   165,000   C-Mac Industries Inc. (b)                               9,290,905
   350,000   Celestica Inc. (b)                                     24,932,888
   164,000   Patheon, Inc. (b)                                       1,481,830
   161,000   The Toronto-Dominion Bank (a)                           4,422,150
------------------------------------------------------------------------------
                                                                    44,776,499
------------------------------------------------------------------------------
China -- 0.4%
   800,000   China Unicom Ltd. (b)                                   1,605,313
------------------------------------------------------------------------------
Finland -- 4.0%
    50,000   F-Secure Oyj (b)                                          283,946
   400,000   Nokia Oyj                                              17,100,026
------------------------------------------------------------------------------
                                                                    17,383,972
------------------------------------------------------------------------------
France -- 5.3%
    54,166   Axa (a)                                                 7,162,143
   110,000   Credit Lyonnais S.A. (a)                                3,758,349
    50,000   Equant N.V.(b)                                          1,671,894
    75,000   Fi System (a)(b)                                        1,423,970
    65,000   Groupe Danone (a)                                       9,079,505
------------------------------------------------------------------------------
                                                                    23,095,861
------------------------------------------------------------------------------
Germany -- 4.5%
    30,000   Aixtron AG                                              4,182,912
    20,000   Allianz AG                                              6,724,869
    31,000   SAP AG Preferred                                        6,082,811
   110,000   Stinnes AG                                              2,610,612
------------------------------------------------------------------------------
                                                                    19,601,204
------------------------------------------------------------------------------
Hong Kong -- 6.8%
   563,529   HSBC Holdings PLC (a)                                   7,839,737
 1,006,500   Hutchison Whampoa Ltd.                                 12,485,912
 2,808,000   Li and Fung Ltd. (a)                                    5,220,602
   483,557   Sun Hung Kai Properties Ltd.                            3,999,106
------------------------------------------------------------------------------
                                                                    29,545,357
------------------------------------------------------------------------------
Ireland -- 1.7%
   474,110   Bank of Ireland                                         3,648,856
     8,372   Independent News and Media PLC                             25,901
   767,256   Independent Newspapers PLC                              2,406,211
   253,755   Irish Continental Group PLC                             1,398,040
------------------------------------------------------------------------------
                                                                     7,479,008
------------------------------------------------------------------------------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------
 14                                        2000 Annual Report to Shareholders

------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 2000
------------------------------------------------------------------------------

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

 SHARES                            SECURITY                            VALUE
==============================================================================
Israel -- 1.9%
   100,000   Amdocs Ltd. (a)(b)                                    $ 6,481,250
   250,000   BATM Advanced Communications Ltd.                       1,851,422
------------------------------------------------------------------------------
                                                                     8,332,672
------------------------------------------------------------------------------
Italy -- 1.4%
   740,000   Telecom Italia Mobile S.p.A.                            6,328,700
------------------------------------------------------------------------------
Japan -- 14.6%
   134,000   Canon, Inc.                                             5,313,857
   203,000   Hosiden Corp. (a)                                       6,469,823
    50,000   Matsushita Communication Industrial Co., Ltd.           6,548,219
    65,000   Murata Manufacturing Co., Ltd.                          7,774,521
   500,000   Nippon Sheet Glass Co., Ltd. (a)                        7,601,429
       680   NTT Data Corp.                                          5,293,525
    12,000   Seven-Eleven Japan Co., Ltd.                              780,291
   265,000   Sharp Corp.                                             3,373,477
    34,500   SOFTBANK CORP.                                          2,069,558
    88,000   SONY CORP.                                              7,027,750
   191,000   Terumo Corp.                                            5,405,165
   240,000   Tostem Corp. (a)                                        3,494,826
    27,000   Trend Micro Inc. (b)                                    2,546,937
------------------------------------------------------------------------------
                                                                    63,699,378
------------------------------------------------------------------------------
Mexico -- 1.7%
 3,306,000   Wal-Mart De Mexico S.A. de C.V. (b)                     7,513,244
------------------------------------------------------------------------------
Netherlands -- 0.0%
    12,500   VIA NET.WORKS, Inc. (b)                                    90,058
------------------------------------------------------------------------------
Norway -- 3.7%
   135,000   Petroleum Geo Services ASA ADR (a)(b)                   1,847,813
   360,000   Tomra Systems ASA                                      14,437,933
------------------------------------------------------------------------------
                                                                    16,285,746
------------------------------------------------------------------------------
Singapore -- 2.8%
   262,000   DelGro Corp. Ltd.                                         725,332
   290,000   Singapore Press Holdings, Ltd.                          4,146,397
 1,750,000   Singapore Technologies Engineering, Ltd.                2,821,134
   450,000   Venture Manufacturing (Singapore) Ltd.                  4,357,733
------------------------------------------------------------------------------
                                                                    12,050,596
------------------------------------------------------------------------------
South Africa -- 0.9%
   100,000   Anglo American Platinum Corp., Ltd.                     3,900,142
------------------------------------------------------------------------------
Spain -- 3.0%
   325,000   Amadeus Global Travel Distribution S.A. (b)             2,652,780
   440,000   Indra Sistemas S.A.                                     4,423,123
   324,005   Telefonica S.A. (b)                                     6,170,870
------------------------------------------------------------------------------
                                                                    13,246,773
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 2000
--------------------------------------------------------------------------------

                  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

 SHARES                            SECURITY                            VALUE
==============================================================================
Sweden -- 2.4%
   120,000   Enea Data AB                                        $     580,838
   115,800   Framtidsfabriken AB (a)(b)                                303,946
   250,000   Securitas AB                                            5,314,371
   250,000   Skandia Forsakrings AB (a)                              4,229,042
------------------------------------------------------------------------------
                                                                    10,428,197
------------------------------------------------------------------------------
Switzerland -- 7.0%
     2,500   Julius Baer Holding Ltd.                               12,374,173
   200,000   Mettler-Toledo International Inc. (b)                   9,337,500
     6,000   Novartis AG                                             9,099,605
------------------------------------------------------------------------------
                                                                    30,811,278
------------------------------------------------------------------------------
United Kingdom -- 22.0%
 1,500,000   Capita Group PLC                                       11,522,377
   345,000   Colt Telecom Group PLC (b)                             10,986,335
   100,000   Dimension Data Holdings PLC (b)                           877,066
   437,282   Dimension Data Holdings PLC (b)                         3,771,917
   290,000   Energis PLC (b)                                         2,471,902
   800,000   Granada Compass PLC (b)                                 6,929,399
   400,000   Guardian IT PLC (c)                                     5,401,795
 1,505,000   Hays PLC                                                8,304,533
   200,000   Logica PLC                                              5,866,465
   797,915   Misys PLC                                               8,295,921
 2,154,000   Serco Group PLC                                        19,783,420
 1,609,090   Telewest Communications PLC (b)                         2,669,511
 2,186,324   Vodafone AirTouch PLC                                   9,119,472
------------------------------------------------------------------------------
                                                                    96,000,113
------------------------------------------------------------------------------
            TOTAL STOCK
            (Cost -- $282,439,175)                                 416,091,696
==============================================================================

   FACE
 AMOUNT                            SECURITY                            VALUE
==============================================================================
REPURCHASE AGREEMENT-- 4.8%
$20,800,000  CIBC Wood Gundy Securities Inc., 6.470% due 11/1/00;
              Proceeds at maturity -- $20,803,738; (Fully
              collateralized by U.S. Treasury Notes, 5.000% to
              5.875% due 2/28/01 to 11/30/01;
              Market value -- $21,216,247) (Cost -- $20,800,000)    20,800,000
==============================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $303,239,175*)                              $436,891,696
==============================================================================

(a)  All or a portion of this security is on loan (See Note 9).

(b)  Non-income producing security.

(c) All or a portion of this security is segregated for open forward foreign currency contracts.

*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
 16                                         2000 Annual Report to Shareholders

------------------------------------------------------------------------------
Schedules of Investments (continued)                      October 31, 2000
------------------------------------------------------------------------------

                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

 SHARES                            SECURITY                            VALUE
==============================================================================
STOCK -- 100.0%
Australia -- 2.2%
    73,500   Computershare Ltd.                                   $    318,032
------------------------------------------------------------------------------
Hong Kong -- 7.6%
   25,000     China Mobile (Hong Kong) Ltd. (a)                        161,076
  120,000     Computer & Technologies Holdings Ltd.                     82,317
   20,000     HSBC Holdings PLC                                        278,237
   30,000     Hutchison Whampoa Ltd.                                   372,158
  850,000     PetroChina Co. Ltd.                                      178,739
------------------------------------------------------------------------------
                                                                     1,072,527
------------------------------------------------------------------------------
Japan -- 74.8%
    1,100     ADVANTEST CORP.                                          143,356
   10,000     Canon, Inc.                                              396,556
   38,000     DAIBIRU CORP.                                            290,594
   23,000     DAIFUKU CO., Ltd.                                        189,578
    2,000     Drake Beam Morin - Japan Inc.                             59,163
   16,000     Fujitsu Ltd.                                             284,861
    2,000     Hirose Electric Co., Ltd.                                230,790
    6,000     Hosiden Corp.                                            191,226
    7,000     Ito-Yokado Co., Ltd.                                     316,055
    3,000     Matsushita Communication Industrial Co., Ltd.            392,893
   12,000     Matsushita Electric Industrial Co., Ltd.                 348,384
    6,000     MEITEC CORP.                                             251,671
   37,000     Mitsubishi Estate Co. (b)                                393,076
   37,000     Mitsui Fudosan Co., Ltd.                                 447,971
    4,000     Murata Manufacturing Co., Ltd.                           478,432
   32,000     Nippon Sheet Glass Co., Ltd.                             486,491
       35     Nippon Telegraph & Telephone Corp. (NTT)                 309,204
   30,000     Nomura Securities Co., Ltd.                              636,047
       47     NTT Data Corp. (b)                                       365,876
       25     NTT DoCoMo, Inc.                                         615,904
   60,000     OBAYASHI CORP.                                           248,374
   35,000     OJI PAPER CO., LTD.                                      203,544
   11,097     Pasona Softbank, Inc.                                    166,674
    6,000     Seven-Eleven Japan Co., Ltd.                             390,146
   15,000     Sharp Corp.                                              190,952
    5,000     Shin-Etsu Chemical Co., Ltd.                             205,147
    2,500     SOFTBANK CORP.                                           149,968
    4,000     SONY CORP.                                               319,443


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  17

------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 2000
------------------------------------------------------------------------------
                     SMITH BARNEY PACIFIC BASIN PORTFOLIO

SHARES                            SECURITY                            VALUE
==============================================================================
Japan -- 74.8% (continued)
      6,000     Takeda Chemical Industries, Ltd.                 $     395,091
     14,000     Terumo Corp.                                           396,190
      2,000     Tokyo Electron Ltd.                                    156,425
     70,000     TOKYU CORP. (b)                                        361,572
     20,000     Tostem Corp. (b)                                       291,236
      3,000     Trend Micro Inc. (a)                                   282,993
------------------------------------------------------------------------------
                                                                    10,585,883
------------------------------------------------------------------------------
Singapore -- 3.9%
     74,111     Datacraft Asia Ltd.                                    507,660
     53,500     Star Cruises PLC (a)                                    39,858
------------------------------------------------------------------------------
                                                                       547,518
------------------------------------------------------------------------------
South Korea -- 5.1%
      6,000     Korea Electric Power Corp.                             133,978
      4,200     Korea Telecom Corp.                                    247,385
      1,600     Samsung Corp.                                          200,440
        700     SK Telecom Co., Ltd.                                   149,231
------------------------------------------------------------------------------
                                                                       731,034
------------------------------------------------------------------------------
Taiwan -- 6.4%
     84,280     Cathay Life Insurance Co., Ltd.                        151,053
     58,160     Hon Hai Precision Industry Co., Ltd.                   303,731
     83,443     Taiwan Semiconductor Manufacturing Co. (a)             252,693
     20,500     Via Technologies Inc. (a)                              146,967
     22,880     Zyxel Communications Corp. (a)                          46,664
------------------------------------------------------------------------------
                                                                       901,108
------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost-- $14,256,318*)                            $  14,156,102
==============================================================================

(a) Non-income producing security.

(b) All or a portion of this security is on loan (See Note 9).

*   Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 18                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

    FACE
  AMOUNT+                            SECURITY                          VALUE
================================================================================
BONDS -- 73.5%

Algeria -- 0.4%
   95,000     Algeria Loan Tranche 3, 7.188% due 3/4/10                 $ 76,000
--------------------------------------------------------------------------------
Argentina -- 1.1%
              Republic of Argentina:
   60,000       11.750% due 4/7/09                                        52,785
   70,000       11.750% due 6/15/15                                       59,710
   70,000       11.375% due 1/30/17                                       59,150
   70,000       12.125% due 2/25/19                                       60,025
--------------------------------------------------------------------------------
                                                                         231,670
--------------------------------------------------------------------------------
Brazil -- 1.7%
              Republic of Brazil:
  100,000       14.500% due 10/15/09                                     107,025
  140,000       12.750% due 1/15/20                                      129,990
  135,000       11.000% due 8/17/40                                      103,815
--------------------------------------------------------------------------------
                                                                         340,830
--------------------------------------------------------------------------------
Bulgaria -- 0.3%
  100,000     Bulgaria FLIRB, Series A, 3.000% due 7/28/12                71,062
--------------------------------------------------------------------------------
Canada -- 0.5%
   50,000     Pierce Leahy Command Co., 8.125% due 5/15/08                46,750
   50,000     Rogers Cantel, 8.800% due 10/1/07                           49,750
--------------------------------------------------------------------------------
                                                                          96,500
--------------------------------------------------------------------------------
Colombia -- 0.6%
              Republic of Colombia:
  100,000        9.750% due 4/23/09 (a)                                   80,225
   50,000       11.750% due 2/25/20 (a)                                   40,275
--------------------------------------------------------------------------------
                                                                         120,500
--------------------------------------------------------------------------------
Croatia -- 0.3%
   55,073     Republic of Croatia, Series B, 7.750% due 7/31/06 (a)       52,458
--------------------------------------------------------------------------------
Germany -- 1.8%
              Bundesrepublik Deutscheland:
  173,000EUR     6.500% due 10/14/05                                     155,155
  200,100EUR     6.000% due 1/5/06                                       175,813
   50,000EUR     6.500% due 7/4/27                                        47,106
--------------------------------------------------------------------------------
                                                                         378,074
--------------------------------------------------------------------------------
Greece -- 0.1%
4,000,000GRD  Hellenic Republic, 9.200% due 3/21/03                       10,427
--------------------------------------------------------------------------------
Mexico -- 0.8%
  140,000     United Mexican States, 11.375% due 9/15/16                 158,826
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

    FACE
  AMOUNT+                            SECURITY                                     VALUE
=========================================================================================
Morocco -- 0.1%
    30,000   Morocco Loan Tranche A, 7.750% due 1/1/09                         $   26,287
-----------------------------------------------------------------------------------------
Panama -- 0.3%
    75,000   Republic of Panama, 8.875% due 9/30/27                                63,000
-----------------------------------------------------------------------------------------
Peru -- 0.3%
   100,000   Republic of Peru, 4.500% due 3/7/17                                   60,375
-----------------------------------------------------------------------------------------
Philippines -- 0.2%
    45,000   Republic of Philippines, 9.875% due 1/15/19                           33,750
-----------------------------------------------------------------------------------------
Russia -- 1.7%
             Russian Federation:
    68,109       8.250% due 3/31/10                                                43,930
   140,000      12.750% due 6/24/28                                               118,388
   470,401       2.500% due 3/31/30                                               177,870
-----------------------------------------------------------------------------------------
                                                                                  340,188
-----------------------------------------------------------------------------------------
Spain -- 0.3%
 90,000EUR   Spanish Government, 4.000% due 1/31/10                                68,196
-----------------------------------------------------------------------------------------
United States-- 61.7%
             U.S. Treasury Notes:
 3,780,000       5.625% due 5/15/08 (a)                                         3,727,496
   660,000       4.75% due 11/15/08 (a)                                           614,354
   270,000       6.375% due 8/15/27 (a)                                           284,845
 2,000,000       6.250% due 5/15/30 (a)                                         2,130,920
   250,000   Allied Waste North America, Series B, 10.000% due 8/1/09 (a)         215,000
   221,813   Ameriquest III 2000, 8.500% due 7/30/30                              215,991
    25,000   Belco Oil & Gas, Series B, 8.875% due 9/15/07                         23,625
   100,000   Blount Inc., 13.000% due 8/1/09 (a)                                   85,000
   250,000   Charter Communications Holdings, 10.250% due 1/15/10 (b)(c)          246,250
    95,000   Chase Manhattan Corp., 6.250% due 1/15/06                             90,725
    50,000   Circus Circus Enterprise, 9.250% due 12/1/05 (a)                      49,625
    50,000   Columbia/HCA, 6.910% due 6/15/05                                      47,187
    50,000   Comstock Resources Inc., 11.250% due 5/1/07                           52,750
   225,000   Continental Mortgage Home Equity Loan Trust,
                 8.500% due 4/25/29                                               157,500
    50,000   CSC Holdings Inc., 9.875% due 2/15/13 (a)                             51,000
   100,000   Drypers Corp., 10.250% due 6/15/07                                    15,625
 1,250,000   Federal Home Loan Mortgage Corp., 6.000% due 11/1/30 (d)           1,173,438
    75,000   Federal-Mogul Corp., 7.250% due 1/15/09                               18,375
   330,000   General Motors Acceptance Corp., 6.625% due 10/15/05 (c)             319,275
   100,000   Gentek Inc., 11.000% due 8/1/09                                       99,500
   360,000   Green Tree Home Equity Loan Trust, 7.880% due 9/15/30                363,909
    50,000   Grey Wolf Inc., 8.875% due 7/1/07                                     48,750
    50,000   HMH Properties Inc., Series C, 8.450% due 12/1/08                     47,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

     FACE
   AMOUNT+                          SECURITY                                  VALUE
=======================================================================================
United States -- 61.7% (continued)
              Hollywood Casino Corp.:
    250,000     13.000% due 8/1/06 (b)(c)                                   $   268,750
    250,000     11.250% due 5/1/07 (c)                                          258,125
     50,000   Intermedia Communications Inc., Series B, 9.500% due 3/1/09        48,375
     25,000   JL French Auto Casting, Series B, 11.500% due 6/1/09               14,875
     48,000   Lamar Media Corp., 8.625% due 9/15/07                              47,280
    150,000   Level 3 Communications, 9.125% due 5/1/08                         121,875
    250,000   MGM Grand Inc., 9.750% due 6/1/07 (e)                             260,625
     50,000   Murrin Murrin Holdings Property, 9.375% due 8/31/07                44,250
    250,000   Musicland Group Inc., 9.875% due 3/15/08                          201,250
    250,000   Nextlink Communications, 10.500% due 12/1/09 (b)                  217,500
     25,000   Nuevo Energy Co., 9.375% due 10/1/10 (b)                           25,000
    250,000   Pillowtex Corp., 10.000% due 11/15/06                              38,750
     75,000   Polaroid Corp., 11.500% due 2/15/06 (a)                            58,875
     50,000   Polymer Group Inc., Series B, 9.000% due 7/1/07                    35,750
     50,000   Price Communications Wireless, Series B, 9.125% due 12/15/06       50,250
    250,000   Prison Realty Trust Inc., 12.000% due 6/1/06                      163,750
    150,000   R & B Falcon Corp., 12.250% due 3/15/06                           176,250
    200,000   Republic Technologies International, 13.750% due 7/15/09           31,250
     50,000   Revlon Consumer Products, 8.125% due 2/1/06                        35,250
    150,000   Riddell Sports Inc., 10.500% due 7/15/07 (c)                      123,750
     50,000   Tenet Healthcare Corp., Series B, 7.625% due 6/1/08                47,750
     50,000   Vintage Petroleum, 9.750% due 6/30/09                              52,625
     50,000   Western Gas Resources, 10.000% due 6/15/09                         52,250
    200,000   Winsloew Furniture Inc., Series B, 12.750% due 8/15/07            185,000
---------------------------------------------------------------------------------------
                                                                             12,638,295
---------------------------------------------------------------------------------------
Venezuela -- 1.3%
              Republic of Venezuela:
    178,570     7.875% due 12/18/07                                             149,552
    180,000     9.250% due 9/15/27                                              119,025
---------------------------------------------------------------------------------------
                                                                                268,577
---------------------------------------------------------------------------------------
              TOTAL BONDS
              (Cost -- $16,303,079)                                          15,035,015
=======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                 21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------
                  SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

   SHARES                     SECURITY                                   VALUE
================================================================================
WARRANTS (f) -- 0.0%
        200   Republic Technologies International, Expire 7/15/09     $       20
        200   Winsloew Furniture Inc., Expire 8/15/07                      3,000
--------------------------------------------------------------------------------
              TOTAL WARRANTS
              (Cost -- $1,521)                                             3,020
================================================================================
              SUB-TOTAL INVESTMENTS
              (Cost -- $16,304,600)                                   15,038,035
================================================================================
      FACE
      AMOUNT                             SECURITY                        VALUE
================================================================================
REPURCHASE AGREEMENT  -- 26.5%
$ 5,430,000   CIBC Wood Gundy Securities Inc., 6.470% due 11/1/00;
                  Proceeds at maturity -- $5,430,976; (Fully
                  collateralized by U.S. Treasury Notes, 5.000%
                  due 2/28/01;
                  Market value -- $5,539,244) (Cost -- $5,430,000)     5,430,000
================================================================================
              TOTAL INVESTMENTS-- 100%
              (Cost -- $21,734,600*)                                $ 20,468,035
================================================================================

+    Face amount indicated in U.S. dollars unless otherwise indicated.

(a)  All or a portion of this security is on loan (See Note 9).

(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) All or a portion of this security is segregated for "to-be-announced" trades.

(d)  Security is issued on a to-be-announced basis (See Note 11).

(e) All or a portion of this security is segregated for open forward foreign currency contracts.

(f)  Non-income producing security.

*    Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     --------------------------------------------
       EUR -- Euro
       GRD -- Greek Drachma

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 22                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                      October 31, 2000
--------------------------------------------------------------------------------

                                                  Smith Barney      Smith Barney      Salomon
                                                  International       Pacific     Brothers Global
                                                      Equity           Basin         High Yield
                                                    Portfolio        Portfolio       Portfolio
=================================================================================================
ASSETS:
   Investments, at value
     (Cost -- $ 282,439,175, $14,256,318
     and $ 16,304,600, respectively)              $ 416,091,696    $  14,156,102    $  15,038,035
   Repurchase agreements, at value
     (Cost -- $20,800,000 and
     $5,430,000, respectively)                       20,800,000               --        5,430,000
   Foreign currency, at value
     (Cost -- $22,344, $437,992
     and $3,427, respectively)                           18,136          433,691            3,213
   Cash                                                  15,534               --               --
   Collateral for securities on loan (Note 9)        42,139,400        1,251,264        1,383,222
   Receivable for Fund shares sold                   26,060,099          369,477               --
   Dividends and interest receivable                    313,791           20,479          394,183
   Receivable for securities sold                            --          704,564               --
-------------------------------------------------------------------------------------------------
   Total Assets                                     505,438,656       16,935,577       22,248,653
-------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 9)           42,139,400        1,251,264        1,383,222
   Payable for securities purchased                     679,081               --        1,168,389
   Management fees payable                              345,603           12,252           16,671
   Payable for Fund shares purchased                     44,473              130           10,008
   Payable for open forward foreign
     currency contracts (Note 5)                          1,180               --            3,762
   Payable to bank                                           --        1,237,857          132,446
   Accrued expenses                                     131,065           51,542           30,574
-------------------------------------------------------------------------------------------------
   Total Liabilities                                 43,340,802        2,553,045        2,745,072
-------------------------------------------------------------------------------------------------
Total Net Assets                                  $ 462,097,854    $  14,382,532    $  19,503,581
=================================================================================================
NET ASSETS:
   Par value of capital shares                    $         249    $          18    $          20
   Capital paid in excess of par value              340,456,081       17,224,473       22,664,633
   Undistributed net investment income                       --               --        1,144,638
   Accumulated  net realized loss from security
     transactions and foreign currencies            (11,995,556)      (2,737,159)      (3,034,333)
   Net unrealized appreciation (depreciation)
     of investments and foreign currencies          133,637,080         (104,800)      (1,271,377)
-------------------------------------------------------------------------------------------------
Total Net Assets                                  $ 462,097,854    $  14,382,532    $  19,503,581
=================================================================================================
Shares Outstanding                                   24,948,274        1,804,104        1,972,050
-------------------------------------------------------------------------------------------------
Net Asset Value                                   $       18.52    $        7.97    $        9.89
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  23

-------------------------------------------------------------------------------
Statements of Operations               For the Year Ended October 31, 2000
-------------------------------------------------------------------------------

                                           Smith Barney      Smith Barney      Salomon
                                           International        Pacific    Brothers Global
                                              Equity             Basin        High Yield
                                             Portfolio         Portfolio      Portfolio
=========================================================================================
INVESTMENT INCOME:
  Interest                                $   2,536,067    $      23,209    $   1,933,935
  Dividends                                   2,497,650          101,693            1,570
  Less: Foreign withholding tax                (187,812)         (15,708)          (5,776)
-----------------------------------------------------------------------------------------
  Total Investment Income                     4,845,905          109,194        1,929,729
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                    4,006,024          224,052          174,410
  Custody                                       240,252           44,367            1,743
  Shareholder communications                     33,836            4,969            3,274
  Shareholder and system servicing fees          32,117           14,506           16,173
  Audit and legal                                23,109           18,725            8,143
  Directors' fees                                11,388            2,963            3,490
  Pricing service fees                            5,944            4,432            2,373
  Other                                           3,819            1,967            2,379
-----------------------------------------------------------------------------------------
  Total Expenses                              4,356,489          315,981          211,985
-----------------------------------------------------------------------------------------
Net Investment Income (Loss)                    489,416         (206,787)       1,717,744
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)                  5,880,900        2,017,473       (1,557,248)
    Foreign currency transactions               158,320          (38,797)          51,441
-----------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                    6,039,220        1,978,676       (1,505,807)
-----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currencies:
    Beginning of year                       115,389,356        9,162,242       (2,004,122)
    End of year                             133,637,080         (104,800)      (1,271,377)
-----------------------------------------------------------------------------------------
  Change in Net Unrealized
    Appreciation (Depreciation)              18,247,724       (9,267,042)         732,745
-----------------------------------------------------------------------------------------
  Net Gain (Loss) on Investments
    and Foreign Currencies                   24,286,944       (7,288,366)        (773,062)
-----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                       $  24,776,360    $  (7,495,153)   $     944,682
=========================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 24                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         For the Years Ended October 31,

Smith Barney International Equity Portfolio                  2000              1999
=======================================================================================
OPERATIONS:
      Net investment income                            $      489,416   $       425,796
      Net realized gain (loss)                              6,039,220        (4,842,818)
      Increase in net unrealized appreciation              18,247,724        87,298,498
---------------------------------------------------------------------------------------
      Increase in Net Assets From Operations               24,776,360        82,881,476
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                (3,082,414)         (882,111)
---------------------------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders                      (3,082,414)         (882,111)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
      Net proceeds from sale of shares                    842,150,836       535,212,306
      Net asset value of shares issued
        for reinvestment of dividends                       3,082,414           882,111
      Cost of shares reacquired                          (713,704,251)     (533,425,869)
---------------------------------------------------------------------------------------
      Increase in Net Assets From Fund Share
      Transactions                                        131,528,999         2,668,548
---------------------------------------------------------------------------------------
Increase in Net Assets                                    153,222,945        84,667,913

NET ASSETS:
      Beginning of year                                   308,874,909       224,206,996
---------------------------------------------------------------------------------------
      End of year*                                     $  462,097,854   $   308,874,909
=======================================================================================
*     Includes undistributed net investment income of:             --   $     1,862,808
=======================================================================================


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  25

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                    For the Years Ended October 31,

Smith Barney Pacific Basin Portfolio                         2000           1999
===================================================================================
OPERATIONS:
  Net investment loss                                  $   (206,787)   $    (48,140)
  Net realized gain                                       1,978,676       1,613,727
  (Increase) decrease in net unrealized depreciation     (9,267,042)      7,974,805
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations      (7,495,153)      9,540,392
-----------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (73,666)             --
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           (73,666)             --
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                        8,265,343      19,098,468
  Net asset value of shares issued
    for reinvestment of dividends                            73,666              --
  Cost of shares reacquired                             (11,816,180)    (15,938,642)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                              (3,477,171)      3,159,826
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                       (11,045,990)     12,700,218

NET ASSETS:
  Beginning of year                                      25,428,522      12,728,304
-----------------------------------------------------------------------------------
  End of year*                                         $ 14,382,532    $ 25,428,522
===================================================================================
 *Includes accumulated net investment loss of:                   --    $   (383,437)
===================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 26                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                            For the Years Ended October 31,

Salomon Brothers Global High Yield Portfolio                      2000              1999
===========================================================================================
OPERATIONS:
      Net investment income                                $   1,717,744      $   1,672,918
      Net realized loss                                       (1,505,807)        (1,261,434)
      (Increase) decrease in net unrealized
        depreciation                                             732,745           (594,822)
-------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets From
        Operations                                               944,682           (183,338)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                   (1,545,128)        (1,482,668)
-------------------------------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders                         (1,545,128)        (1,482,668)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
      Net proceeds from sale of shares                           695,141          1,447,542
      Net asset value of shares issued
        for reinvestment of dividends                          1,545,128          1,482,668
      Cost of shares reacquired                               (5,426,995)        (6,103,981)
-------------------------------------------------------------------------------------------
      Decrease in Net Assets From
        Fund Share Transactions                               (3,186,726)        (3,173,771)
-------------------------------------------------------------------------------------------
Decrease in Net Assets                                        (3,787,172)        (4,839,777)

NET ASSETS:
      Beginning of year                                       23,290,753         28,130,530
-------------------------------------------------------------------------------------------
      End of year*                                         $  19,503,581     $   23,290,753
===========================================================================================
*     Includes undistributed net investment income of:     $   1,144,638     $    1,545,396
===========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  27

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney International Equity Portfolio, Smith Barney Pacific Basin Portfolio and Salomon Brothers Global High Yield Portfolio (formerly known as INVESCO Global Strategic Income Portfolio) ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income, Van Kampen Enterprise, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that


--------------------------------------------------------------------------------
 28                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Smith Barney International Equity Portfolio, a portion of overdistributed net investment income amounting to $579,721 was reclassified to paid-in capital. In addition, for the Smith Barney Pacific Basin Portfolio, a portion of overdistributed net investment income amounting to $622,716 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. SBIE and SBPB pay SSBC a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio. In addition, Travelers Investment Advisors, Inc., ("TIA"), an affiliate of SSBC, acts as the investment manager of the Salomon Brothers Global High Yield Portfolio ("SBGHY"). SBGHY pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

Effective July 7, 2000, TIA entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM") replacing the prior agreement with INVESCO, Inc. Pursuant to the sub-advisory agreement, SaBAM is responsible


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  29

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

for the day-to-day portfolio operations and investment decisions for SBGHY and is compensated for such services. TIA pays SaBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of SBGHY.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, each of the Portfolios paid transfer agent fees of $5,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions. During the year ended October 31, 2000, SSB received brokerage commissions in the amounts of $19,682 and $4,681 from SBIE and SBPB, respectively.

All officers and one Director of the Fund are employees of SSB.

3. Investments

For the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                   SBIE             SBPB             SBGHY
================================================================================
Purchases                     $  152,456,124   $  17,045,240   $  10,455,959
--------------------------------------------------------------------------------
Sales                             59,665,505      20,028,707      16,646,997
================================================================================

At October 31, 2000, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                   SBIE             SBPB            SBGHY
===========================================================================================
Gross unrealized appreciation                 $ 159,485,837   $   2,994,274   $      99,771
Gross unrealized depreciation                   (25,833,316)     (3,094,490)     (1,366,336)
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $ 133,652,521   $    (100,216)  $  (1,266,565)
===========================================================================================

4. Capital Loss Carryforward

At October 31, 2000, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $11,997,000, $2,728,000 and $2,944,000 for SBIE, SBPB and SBGHY, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
 30                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                     2006         2007          2008
================================================================================
SBIE                                       $5,750,000   $6,247,000            --
--------------------------------------------------------------------------------
SBPB                                        2,728,000           --            --
--------------------------------------------------------------------------------
SBGHY                                         852,000    1,153,000      $939,000
================================================================================

5. Forward Foreign Currency Contracts

At October 31, 2000, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                                  Local        Market    Settlement  Unrealized
Foreign Currency                 Currency       Value        Date       Loss
================================================================================
Smith Barney International Equity Portfolio

To Buy:
British Pound                     467,656     $677,085     11/7/00      $(1,180)
================================================================================
Salomon Brothers Global High Yield Portfolio

To Sell:
Euro                              170,455     $145,069     1/31/01      $(3,762)
================================================================================

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  31

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Portfolios had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolios held no purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
 32                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Portfolios did not enter into any written covered call or put option contracts.

8. Reverse Repurchase Agreements

SBGHY may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by SBGHY of securities that it holds with an agreement by SBGHY to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by SBGHY may decline below the repurchase price of the securities. SBGHY will establish a segregated account with its custodian, in which SBGHY will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended October 31, 2000, SBGHY did not enter into any reverse repurchase agreement transactions.

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  33

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2000, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each Portfolio was as follows:

Portfolio                                                              Value
================================================================================
SBIE                                                                $40,570,665
--------------------------------------------------------------------------------
SBPB                                                                  1,192,720
--------------------------------------------------------------------------------
SBGHY                                                                 5,531,755
================================================================================

At October 31, 2000, the cash collateral received for these securities on loan was invested as follows:

Smith Barney International Equity Portfolio

Security Description                                                   Value
================================================================================
Time Deposits:
  Banco Santander CH S.A.-- London, 6.66% due 11/1/00               $ 2,081,851
  Bank of Austria, 6.66% due 11/1/00                                  2,081,851
  Bank of Ireland, 6.69% due 11/1/00                                  2,081,851
  Banque Bruxelles Lambert, 6.66% due 11/1/00                         2,081,851
  Barclays Bank PLC, 6.66% due 11/1/00                                2,081,851
  Caisse Des Depots Et Consignations, 6.66% due 11/1/00               2,081,851
  FirstStar Bank, G.C., 6.66% due 11/1/00                             2,087,833
  Nordiutsche Landesbank Singapore, 6.66% due 11/1/00                 2,081,851
  Toronto Dominion-- London, 6.66% due 11/1/00                        2,081,851
  Wells Fargo Bank Minnesota N.A., G.C., 6.66% due 11/1/00            2,087,833
Commercial Paper:
  Associates Corp. of North America, 6.65% due 11/1/00                2,081,466
  GE Capital International, 6.66% due 11/1/00                         2,087,447
  UBS Finance (Delaware) Inc., 6.65% due 11/1/00                      2,081,466
Repurchase Agreements:
  Bear Stearns, 6.68% due 11/1/00                                     4,003,201
  CS First Boston Corp., 6.68% due 11/1/00                            4,486,748
  J.P. Morgan Securities, 6.70% due 11/1/00                           2,081,851
  Morgan Stanley Dean Witter, 6.61% due 11/1/00                       4,486,747
--------------------------------------------------------------------------------
Total                                                               $42,139,400
================================================================================


--------------------------------------------------------------------------------
 34                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Smith Barney Pacific Basin Portfolio

Security Description                                                           Value
======================================================================================
Time Deposits:
   Banco Santander CH S.A.-- London, 6.66% due 11/1/00                  $       61,818
   Bank of Austria, 6.66% due 11/1/00                                           61,817
   Bank of Ireland, 6.69% due 11/1/00                                           61,818
   Banque Bruxelles Lambert, 6.66% due 11/1/00                                  61,817
   Barclays Bank PLC, 6.66% due 11/1/00                                         61,817
   Caisse Des Depots Et Consignations, 6.66% due 11/1/00                        61,817
   FirstStar Bank, G.C., 6.66% due 11/1/00                                      61,995
   Nordiutsche Landesbank Singapore, 6.66% due 11/1/00                          61,817
   Toronto Dominion-- London, 6.66% due 11/1/00                                 61,817
   Wells Fargo Bank Minnesota N.A., G.C., 6.66% due 11/1/00                     61,995
Commercial Paper:
   Associates Corp. of North America, 6.65% due 11/1/00                         61,806
   GE Capital International, 6.66% due 11/1/00                                  61,984
   UBS Finance (Delaware) Inc., 6.65% due 11/1/00                               61,806
Repurchase Agreements:
   Bear Stearns, 6.68% due 11/1/00                                             118,869
   CS First Boston Corp., 6.68% due 11/1/00                                    133,227
   J.P. Morgan Securities, 6.70% due 11/1/00                                    61,817
   Morgan Stanley Dean Witter, 6.61% due 11/1/00                               133,227
--------------------------------------------------------------------------------------
Total                                                                   $    1,251,264
======================================================================================
Salomon Brothers Global High Yield Portfolio

Security Description                                                           Value
======================================================================================
Time Deposits:
   Banco Santander CH S.A. -- London, 6.66% due 11/1/00                 $       68,337
   Bank of Austria, 6.66% due 11/1/00                                           68,337
   Bank of Ireland, 6.69% due 11/1/00                                           68,337
   Banque Bruxelles Lambert, 6.66% due 11/1/00                                  68,336
   Barclays Bank PLC, 6.66% due 11/1/00                                         68,337
   Caisse Des Depots Et Consignations, 6.66% due 11/1/00                        68,336
   FirstStar Bank, G.C., 6.66% due 11/1/00                                      68,533
   Nordiutsche Landesbank Singapore, 6.66% due 11/1/00                          68,336
   Toronto Dominion -- London, 6.66% due 11/1/00                                68,336
   Wells Fargo Bank Minnesota N.A., G.C., 6.66% due 11/1/00                     68,533
Commercial Paper:
   Associates Corp. of North America, 6.65% due 11/1/00                         68,324
   GE Capital International, 6.66% due 11/1/00                                  68,520
   UBS Finance (Delaware) Inc., 6.65% due 11/1/00                               68,324
Repurchase Agreements:
   Bear Stearns, 6.68% due 11/1/00                                             131,405
   CS First Boston Corp., 6.68% due 11/1/00                                    147,277
   J.P. Morgan Securities, 6.70% due 11/1/00                                    68,337
   Morgan Stanley Dean Witter, 6.61% due 11/1/00                               147,277
--------------------------------------------------------------------------------------
Total                                                                   $    1,383,222
======================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition to the above noted cash collateral, the Portfolios held securities collateral with a market value of $365,177 and $4,300,949 for SBIE and SBGHY, respectively, as of October 31, 2000.

Interest income earned by the Portfolios from securities loaned for the year ended October 31, 2000, was as follows:

================================================================================
SBIE                                                              $ 151,612
--------------------------------------------------------------------------------
SBPB                                                                 10,918
--------------------------------------------------------------------------------
SBGHY                                                                13,540
================================================================================

10. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. As of October 31, 2000, 74.8% of SBPB's total investments were concentrated in Japan.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

11. Securities Traded on a To-Be-Announced Basis

SBIE and SBGHY may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2000, SBGHY held one TBA security with a total cost of $1,165,900.


--------------------------------------------------------------------------------
 36                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

12. Capital Shares

At October 31, 2000, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:


                                                     Year Ended          Year Ended
                                                 October 31, 2000     October 31, 1999
=======================================================================================
Smith Barney International Equity Portfolio
Shares sold                                          41,061,216           37,523,494
Shares issued on reinvestment                           157,830               59,764
Shares reacquired                                   (34,522,435)         (37,128,444)
---------------------------------------------------------------------------------------
Net Increase                                          6,696,611              454,814
=======================================================================================
Smith Barney Pacific Basin Portfolio
Shares sold                                             775,886            2,264,030
Shares issued on reinvestment                             6,758                   --
Shares reacquired                                    (1,138,397)          (1,971,974)
---------------------------------------------------------------------------------------
Net Increase (Decrease)                                (355,753)             292,056
=======================================================================================
Salomon Brothers Global High Yield Portfolio
Shares sold                                              67,894              132,083
Shares issued on reinvestment                           157,185              144,792
Shares reacquired                                      (532,283)            (562,926)
---------------------------------------------------------------------------------------
Net Decrease                                           (307,204)            (286,051)
=======================================================================================


------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  37

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:


Smith Barney International
  Equity Portfolio                    2000(1)         1999        1998          1997        1996
==================================================================================================
Net Asset Value, Beginning of Year    $ 16.92       $  12.60    $  13.23     $  12.18    $   10.48
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                  0.02           0.02        0.05         0.01         0.02
  Net realized and unrealized
     gain (loss)                         1.71           4.35       (0.68)        1.05         1.69
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      1.73           4.37       (0.63)        1.06         1.71
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.13)         (0.05)         --        (0.01)       (0.01)
--------------------------------------------------------------------------------------------------
Total Distributions                     (0.13)         (0.05)         --        (0.01)       (0.01)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 18.52       $  16.92    $  12.60     $  13.23    $   12.18
--------------------------------------------------------------------------------------------------
Total Return                            10.18%         34.73%      (4.76)%       8.73%       16.36%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $   462       $    309    $    224     $    219    $     143
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                            0.98%          1.00%       1.00%        1.01%        1.10%
  Net investment income                  0.11           0.16        0.37         0.09         0.23
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    15%            36%         34%          38%          41%
==================================================================================================

(1) Per share amounts have been calculated using the montly average shares method.

(2) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratio is 1.05%.


--------------------------------------------------------------------------------
 38                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:


Smith Barney Pacific
   Basin Portfolio                      2000(1)      1999      1998(1)       1997       1996
=============================================================================================
Net Asset Value, Beginning of Year    $   11.77    $  6.81  $     8.04    $   9.75   $   8.95
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(2)        (0.10)     (0.14)      (0.00)*     (0.01)      0.08
   Net realized and unrealized
     gain (loss)                          (3.67)      5.10       (1.14)      (1.64)      0.75
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (3.77)      4.96       (1.14)      (1.65)      0.83
---------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                  (0.03)        --       (0.09)      (0.06)     (0.03)
---------------------------------------------------------------------------------------------
Total Distributions                       (0.03)        --       (0.09)      (0.06)     (0.03)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $    7.97    $ 11.77  $     6.81    $   8.04   $   9.75
---------------------------------------------------------------------------------------------
Total Return                             (32.07)%    72.83%     (14.09)%    (17.02)%     9.26%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $      14    $    25  $       13    $     18   $     17
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                            1 .28      1. 30%       1.56%      1 .38       1.34%
   Net investment income (loss)           (0.84)     (0.29)      (0.03)      (0.08)      0.47
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      70%        99%        136%        156%        59%
=============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager waived all or part of its fees for the year ended October 31, 1996. If such fees were not waived, the effect on the net investment income and the expense ratio would have been as follows:

                    Per Share                         Expense Ratio
                  Decrease to Net                   Without Fee Waiver
                 Investment Income                 and Custody Credits
                -------------------               ---------------------
1996                   $0.02                              1.58%

     In addition, during the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratio is 1.17%.

*    Amount represents less than $0.01.



--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  39

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

 Salomon Brothers Global
   High Yield Portfolio                 2000(1)        1999        1998       1997(1)         1996
===================================================================================================
Net Asset Value, Beginning of Year   $     10.22   $   10.97    $   12.52    $   12.45    $   10.77
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                 0.81        0.75         0.84         0.75         0.74
   Net realized and unrealized
     gain (loss)                           (0.37)      (0.85)       (1.09)        0.36         1.36
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.44       (0.10)       (0.25)        1.11         2.10
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.77)      (0.65)       (0.66)       (0.46)       (0.42)
   Net realized gains                         --          --        (0.64)       (0.58)          --
---------------------------------------------------------------------------------------------------
Total Distributions                        (0.77)      (0.65)       (1.30)       (1.04)       (0.42)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $      9.89   $   10.22    $   10.97     $  12.52    $   12.45
---------------------------------------------------------------------------------------------------
Total Return                                4.34%      (0.96)%      (2.50)%       9.32%       20.07%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $        20   $      23    $      28    $      29    $      19
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                              0.98%       1.13%        1.03%        1.07%        1.23%
   Net investment income                    7.93        6.43         7.31         6.05         6.87
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       54%        135%         280%         161%         192%
===================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager waived all or part of its fees for the year ended October 31, 1996. If such fees were not waived, the per share effect on net investment income and expense ratio would have been as follows:

                   Expense Ratio
                Per Share Decreases               Without Fee Waiver
             to Net Investment Income            and Custody Credits
             ------------------------            -------------------
1996                  $0.02                              1.38%

In addition, during the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratio is 1.11%.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------


A total of 20.83% of the ordinary dividends paid by SBGHY from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
 40                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of Travelers
Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International Equity, Smith Barney Pacific Basin and Salomon Brothers Global High Yield Portfolios of Travelers Series Fund Inc. as of October 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Equity, Smith Barney Pacific Basin and Salomon Brothers Global High Yield Portfolios of Travelers Series Fund Inc. as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                          /s/ KPMG LLP
New York, New York
December 11, 2000


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  41

                                                  [LOGO OF SALOMON SMITH BARNEY]

Directors
Victor K. Atkins
A. E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Jeffrey J. Russell
Vice President

David S. Ishibashi
Vice President

Peter Wilby
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers
SSB Citi Fund Management LLC
Travelers Investment Advisers, Inc.

Custodian
The Chase Manhattan  Bank

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, Connecticut 06183



This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and Salomon Brothers Global High Yield Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.



Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York,  New York 10013




IN0252 12/00

                          Travelers Series Fund Inc.
                      Smith Barney High Income Portfolio
                      Putnam Diversified Income Portfolio

                                 -------------
                                 ANNUAL REPORT
                                 -------------

                               October 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series
Fund Inc.


[PHOTO OF HEATH B. MCLENDON]

HEATH B.
MCLENDON

Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio ("Portfolio(s)") for the year ended October 31, 2000./1/ In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights

Smith Barney High Income Portfolio
For the year ended October 31, 2000, the Smith Barney High Income Portfolio returned a negative 3.54%. In comparison, the Salomon Smith Barney Intermediate High Yield Market Index/2/ and the Portfolio's Lipper Inc. ("Lipper")/3/ peer group both had negative total returns of 1.99% and 4.83%, respectively, for the same period.

The Portfolio's investment objective is high current income. The Portfolio generally invests in intermediate and long-term debt obligations. In seeking to achieve the Portfolio's objective, the manager looks to maintain broad diversification across a number of investment sectors searching for debt securities that have the potential to offer a high yield as well as relative price stability.

--------------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2 The Salomon Smith Barney Intermediate High Yield Market Index comprises both cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. Please note that an investor cannot invest directly in an index.
3    Lipper is an independent mutual fund-tracking organization.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

The high-yield bond market continued to deteriorate during the period as investors tried to sort out the muddled economic outlook. With median spread levels of over 850 basis points/4/ above U.S. Treasuries as of October 2000, the high-yield bond market appeared as though it may be anticipating an economic recession in the U.S.

The manager believes the market's sell-off may be an overreaction caused by year-end tax loss selling combined with market illiquidity. The manager also believes that the Federal Reserve Board ("Fed") may lower short-term interest rates enough to prevent a recession from taking hold, and that the high-yield bond market may react positively to an easing of monetary policy. Despite the fact that investor sentiment is negative at this time, the manager maintains a positive outlook. In the view of the manager, most of the bad news on slowing economic growth and corporate profits has already been discounted by the high-yield bond market.

During the period, the high-yield bond market generated a negative return of roughly 7.50% compared to positive returns in the 5.00% to 12.00% range in the U.S. Treasury market and in the 4.50% to 7.00% range in the investment-grade/5/ corporate bond market. The best performing segment of the U.S. bond market during 2000 has been long-term U.S. Treasuries. The manager believes that the government buyback of long-term U.S. Treasuries has largely contributed to their performance in 2000.

In the manager's view, there are several factors driving high-yield bond valuations down to undervalued levels such as:

     . The Fed's recent tightening bias that has withdrawn liquidity from the bond markets;

     . Various Wall Street dealers reducing their exposure to high-yield bonds and investment-grade corporate bonds to protect their own balance sheets; and

     . Redemptions out of open-end bond mutual funds, especially high-yield bond mutual funds, exerting even more downward pressure on high-yield bond prices as mutual funds are forced to liquidate their bond positions to meet those redemptions.

--------------
4    A basis point is 0.01% or one one-hundredth of a percent.
5 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard and Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality. Source of the statistics quoted in the paragraph is SSB Citi Fund Management LLC.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

Due to a combination of increased defaults among the lesser-quality credits as well as new issue supply pressures in B/B rated issues earlier in the year, the manager thinks that the lower to middle-quality segments (Caa/CCC and B/B rated issues), of the high-yield bond market, did not perform well through October 31, 2000. During the period, most industry sectors did not perform well, especially the more economically sensitive sectors such as basic materials, capital goods manufacturing and transportation. The economic slowdown has caused downward earnings revisions among the more economically sensitive companies.

In addition, the once popular telecommunications sector has significantly underperformed the overall market given the heavy capital needs of the industry and the current difficulty in the bond market for many companies to obtain additional capital to complete their business plans. The manager believes this is a short-term problem that may eventually be resolved as the markets stabilize.

The only industry sectors that posted positive returns from January through October of 2000 were energy, health care, media and operating utilities. These sectors have continued to experience considerable positive momentum, and the manager feels that they may be less vulnerable to any potential economic slowdown. The Portfolio's overweighting in B/B rated telecommunications issues held back its performance during the period. Despite this weak performance, the manager continues to believe that these issues may outperform when and if the high-yield bond market stabilizes.

Going forward, the manager plans to emphasize less economically sensitive growth sectors and maintain a reasonable balance in overall credit quality while looking for opportunities in a volatile market. The manager remains positive on the long-term prospects for the high-yield bond market and believes the worst of the correction has taken place. However, the manager also thinks that a meaningful improvement in high-yield bond prices may not be seen until the Fed begins to reverse the interest rate increases instituted over the past year and a half. (Of course, no guarantees can be given that the manager's expectations will be met.)

Putnam Diversified Income Portfolio

For the year ended October 31, 2000, the Putnam Diversified Income Portfolio returned 0.21%. In comparison, the Lehman Brothers Aggregate Bond Index/6/ returned 7.30% and the Salomon Smith Barney Non-U.S. World Government Bond Index
- Unhedged/7/ returned a negative 9.70% for the same period.

--------------
6 The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Intermediate Government/Bond Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Please note that an investor cannot invest directly in an index.
7 The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is an unmanaged index composed of foreign government bonds. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

The Portfolio's investment objective is high current income as is consistent with preservation of capital. The Portfolio invests primarily in debt securities of U.S. and foreign governments and corporations. The Portfolio may invest in securities with a wide range of credit qualities depending on the particular sector of the bond market in which the manager invests.

The manager combines "top down"/8/ and "bottom up"/9/ investment styles, allocating the Portfolio's investments among various sectors of the bond market. The Portfolio has holdings in the following three bond market areas: U.S. Government bonds, high-yield bonds and international bonds.

In the manager's view, the Portfolio delivered competitive performance in changing markets. Anticipating an uneventful Y2K transition, investors focused their attention on the riskier sectors of the market in the fourth quarter of 1999, which contributed to strong performance for these sectors into 2000. Once the Y2K transition passed, worries over inflation and fallout from the Federal Reserve Board's ("Fed") decisions to increase interest rates in February, March and April greatly impacted both stock and bond markets. By the middle of 2000, the markets stabilized somewhat, inflation remained benign, the U.S. economy began to show signs of slowing, and the risk of further Fed interest rate increases subsided. The manager believes that these economic factors, combined with an investment strategy focused on diversification, positively contributed to the Portfolio's performance during the period.

The performance of investment-grade bonds/10/ reflected the changing economic environment and the U.S. Treasury yield curve./11/ An ambitious buyback of long-term U.S. Treasury bonds pushed prices sharply higher, which benefited the Portfolio's position in this area. At the opposite end of the yield spectrum, increases in short-term interest rates from June 1999 through May 2000 depressed the prices of short-term U.S. Treasury investments, causing an inverted yield curve/12/ for most of the year. In the manager's opinion, the performance of other sectors of the bond market were also impacted by the prices of U.S. Treasuries because Treasury securities are often used as benchmarks in measuring the performance of the bond market.

--------------
8 Top down investing is a method of looking at the trend in the general economy, then selecting companies in industries most likely to benefit from those trends.
9 Bottom up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
10 Investment-grade bonds are those bonds rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard and Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
11 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
12 An inverted yield curve is an unusual situation in which short-term interest rates are higher than long-term rates.

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

The Portfolio's other major investment-grade holdings include mortgage-backed securities. Rising mortgage rates held down refinancing, and thus reduced certain risks inherent in these investments. During the period, the manager concentrated on securities that benefited most from the slowing pace of prepayments./13/

The manager believes that many factors contributed to the underperformance of high-yield bonds during the period, including the declining performance of the stock market and negative industry and mutual fund cash flows. Although the high-yield bond market rallied in the fourth quarter of 1999, market volatility that stemmed from stock market corrections negatively impacted high-yield bonds during the period. The technology and telecommunications sectors experienced some of the roughest waters, and despite the manager's decision to trim back the Portfolio's holding in these areas, it did not completely escape the effects. Moreover, high default rates in the high-yield bond sector also concerned many investors.

The international markets delivered mixed results during the period. Although many emerging markets performed well, the Portfolio's positions in Mexico and Russia proved to be particularly beneficial. Within the developed markets, the Portfolio's manager maintained an underweighted position in Japan. The manager took advantage of opportunities for further European integration over the year, while also taking advantage of the government bond investment opportunities in other countries, including Canada and Australia.

During the period, currency exposure did not contribute to the Portfolio's performance. The value of the euro/14/ slowly declined, while the strength of the U.S. economy attracted higher capital flows from Europe. Despite this situation, the Portfolio's manager believes the euro may recover, since he thinks its fundamental value remains supportive.

In the next few months, the manager anticipates that U.S. Treasury yields may become more stable and that the economy may likely experience a soft landing. Such an eventuality has already been priced into expectations of no further Fed tightening and the possibility of some easing in the upcoming months. Because a stable environment generally favors mortgage-backed securities, the manager continues to view these securities positively over the long term.

--------------
13 Prepayment is paying a loan before maturity. Some loans (particularly mortgages) have a prepayment clause that allows prepayment at any time without penalty, while others charge a fee if a loan is paid off before due.
14 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

The manager also believes that several factors point to a positive long- term outlook for high-yield bonds in 2001. The manager thinks defaults may peak soon and eventually decline, yields may be attractive on a historical basis and many of the uncertainties that have caused the high-yield market to struggle may show signs of subsiding.

Although some volatility and uncertainty may be seen in the months ahead, the manager believes the Portfolio is well positioned to meet any further challenges. (Of course, no guarantees can be made that the manager's investment approach will continue to be successful.)

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 22, 2000



The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 11 through 52 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
6                                            2000 Annual  Report to Shareholders

                       Smith Barney High Income Portfolio

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income     Capital Gain      Total
Year Ended             of Year    of Year   Dividends   Distributions   Returns+
================================================================================
10/31/00               $11.72     $10.29      $1.07         $0.00        (3.54)%
--------------------------------------------------------------------------------
10/31/99                11.97      11.72       0.89          0.00         5.28
--------------------------------------------------------------------------------
10/31/98                13.25      11.97       0.74          0.17        (3.38)
--------------------------------------------------------------------------------
10/31/97                12.09      13.25       0.66          0.06        16.24
--------------------------------------------------------------------------------
10/31/96                11.26      12.09       0.50          0.00        12.17
--------------------------------------------------------------------------------
10/31/95                10.07      11.26       0.22          0.00        14.30
--------------------------------------------------------------------------------
6/16/94* - 10/31/94     10.00      10.07       0.00          0.00         0.70++
================================================================================
Total                                         $4.08         $0.23
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Year Ended 10/31/00                                                     (3.54)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00                                                5.05
--------------------------------------------------------------------------------
6/16/94* through 10/31/00                                                6.25
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
6/16/94* through 10/31/00                                               47.25%
================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
           Salomon Smith Barney Intermediate High Yield Market Index+

--------------------------------------------------------------------------------

                            June 1994 -- October 2000

                                    [GRAPH]

                                                      Salomon Smith Barney
                              Smith Barney          Intermediate High Yield
             DATE             High Income                 Market Index

           6/16/94               10,000                      10,000
             10/94               10,070                      10,113
             10/95               11,510                      11,723
             10/96               12,912                      12,690
             10/97               15,008                      14,580
             10/98               14,500                      14,501
             10/99               15,265                      15,093
          10/31/00               14,726                      14,817


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Salomon Smith Barney Intermediate High Yield Market Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

                       Putnam Diversified Income Portfolio

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income     Capital Gain      Total
Year Ended             of Year    of Year   Dividends   Distributions   Returns+
================================================================================
10/31/00               $11.24     $10.31      $0.98        $0.00          0.21%
--------------------------------------------------------------------------------
10/31/99                11.70      11.24       0.67         0.00          1.80
--------------------------------------------------------------------------------
10/31/98                12.31      11.70       0.42         0.14         (0.65)
--------------------------------------------------------------------------------
10/31/97                11.99      12.31       0.56         0.09          8.44
--------------------------------------------------------------------------------
10/31/96                11.46      11.99       0.39         0.13          9.43
--------------------------------------------------------------------------------
10/31/95                10.18      11.46       0.09         0.00         13.55
--------------------------------------------------------------------------------
6/16/94* - 10/31/94     10.00      10.18       0.00         0.00          1.80++
================================================================================
Total                                         $3.11        $0.36
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Year Ended 10/31/00                                                      0.21%
--------------------------------------------------------------------------------
Five Years Ended 10/31/00                                                3.76
--------------------------------------------------------------------------------
6/16/94* through 10/31/00                                                5.30
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
6/16/94* through 10/31/00                                               39.02%
================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
             Putnam Diversified Income Portfolio vs. Lehman Brothers
                  Aggregate Bond Index and Salomon Smith Barney
                      Non-U.S. World Government Bond Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2000

                                    [GRAPH]

                                      Salomon Brothers
                      Putnam           Non-U.S. World        Lehman Brothers
                   Diversified        Government Bond           Aggregate
    DATE              Income          Index - Unhedged         Bond Index

   6/16/94            10,000               10,000                10,000
     10/94            10,180               10,554                10,052
     10/95            11,560               12,155                11,626
     10/96            12,650               12,818                12,305
     10/97            13,717               14,410                13,399
     10/98            13,628               16,254                13,651
     10/99            13,873               15,772                14,730
  10/31/00            13,902               13,265                16,029

+ Hypothetical illustration of $10,000 invested in shares of the Putnam Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO


    FACE
   AMOUNT+     RATING(a)                     SECURITY                             VALUE
==========================================================================================
CORPORATE BONDS AND NOTES -- 89.1%

Aerospace & Defense -- 1.5%
                      BE Aerospace Inc., Sr. Sub. Notes:
    375,000    B        9.500% due 11/1/08                                      $  369,375
                        Series B:
    300,000    B          9.875% due 2/1/06                                        295,500
  1,785,000    B          8.000% due 3/1/08                                      1,660,050
    375,000    B-     Dunlop Standard Aerospace Holdings, Sr. Notes,
                        11.875% due 5/15/09                                        375,000
------------------------------------------------------------------------------------------
                                                                                 2,699,925
------------------------------------------------------------------------------------------
Airlines -- 0.6%
  1,402,534    BB     Airplanes Pass-Thru Trust, Corporate Asset-Backed
                        Securities, Series 1, Class D, 10.875% due 3/15/19       1,058,114
------------------------------------------------------------------------------------------
Alternative Power Generation -- 4.0%
                      AES Corp.:
                        Sr. Notes:
  2,635,000    Ba1*       9.500% due 6/1/09                                      2,694,287
  1,140,000    Ba1*       9.375% due 9/15/10                                     1,162,800
  1,595,000    Ba3*     Sr. Sub. Notes, 10.250% due 7/15/06                      1,630,888
    825,000    Ba2*   AES Drax Energy Ltd., Secured Notes,
                        11.500% due 8/30/10 (b)                                    870,375
  1,000,000    BB+    Calpine Corp., Sr. Notes, 10.500% due 5/15/06              1,030,000
------------------------------------------------------------------------------------------
                                                                                 7,388,350
------------------------------------------------------------------------------------------
Aluminum -- 1.0%
                      Kaiser Aluminum & Chemical Corp.:
                        Sr. Notes:
     95,000    B1*        Series B, 10.875% due 10/15/06                            80,275
    180,000    B1*        Series D, 10.875% due 10/15/06                           152,100
  2,285,000    B3*      Sr. Sub. Notes, 12.750% due 2/1/03                       1,725,175
------------------------------------------------------------------------------------------
                                                                                 1,957,550
------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.1%
    400,000    BB-    Levi Strauss & Co., Notes, 7.000% due 11/1/06                294,000
                      Tommy Hilfiger USA Inc., Guaranteed Notes:
    240,000    BBB-     6.500% due 6/1/03                                          182,700
    755,000    BBB-     6.850% due 6/1/08                                          483,200
  1,340,000    B-     Tropical Sportswear International Corp., Guaranteed
                        Sr. Sub. Notes, Series A, 11.000% due 6/15/08            1,179,200
------------------------------------------------------------------------------------------
                                                                                 2,139,100
------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.4%
    745,000    CCC+   J. Crew Operating Corp., Sr. Sub. Notes,
                        10.375% due 10/15/07                                       651,875
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO


    FACE
   AMOUNT+    RATING(a)                        SECURITY                                   VALUE
=================================================================================================
Auto Parts -- 0.4%
   150,000    B      Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes,
                       11.500% due 4/15/06                                             $  130,125
   765,000    B      Hayes Lemmerz International Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 8.250% due 12/15/08                                      573,750
-------------------------------------------------------------------------------------------------
                                                                                          703,875
-------------------------------------------------------------------------------------------------
Beverages: Non-Alcoholic -- 0.6%
 1,060,000    B-     Triarc Consumer Beverage, Guaranteed Notes,
                       10.250% due 2/15/09                                              1,192,500
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.8%
   508,500    NR     AMFM Operating Inc., Debentures, 12.625% due 10/31/06                572,063
                     Young Broadcasting Corp., Sr. Sub. Notes:
   330,000    B        11.750% due 11/15/04                                               338,250
   560,000    B        10.125% due 2/15/05                                                557,200
-------------------------------------------------------------------------------------------------
                                                                                        1,467,513
-------------------------------------------------------------------------------------------------
Building Products -- 0.3%
   240,000    B      Amatek Industries Property Ltd., Sr. Sub. Notes,
                       12.000% due 2/15/08                                                163,200
   485,000    B-     Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B,
                       10.500% due 5/1/09                                                 414,675
-------------------------------------------------------------------------------------------------
                                                                                          577,875
-------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 10.8%
                     Adelphia Communications Corp.:
 3,440,000    B+       Sr. Discount Notes, Series B, zero coupon due 1/15/08            1,341,600
                       Sr. Notes:
   170,000    B+         9.750% due 2/15/02                                               168,725
   490,000    B+         8.750% due 10/1/07                                               420,175
   525,000    B+         10.875% due 10/1/10                                              493,500
   870,000    B+         Series B, 8.375% due 2/1/08                                      717,750
   250,000    CCC+   Cable Satisfaction International, Inc., Sr. Notes,
                       12.750% due 3/1/10 (c)                                             201,250
                     Charter Communications Holdings:
 2,345,000    B+       Sr. Discount Notes, step bond to yield 11.711% due 1/15/10       1,360,100
 1,110,000    B+       Sr. Notes, 8.625% due 4/1/09                                     1,004,550
 1,300,000    BB-    CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due 5/15/16       1,404,000
 2,025,000GBP B-     Diamond Holdings PLC, Guaranteed Notes,
                       10.000% due 2/1/08                                               2,519,515
                     EchoStar Communications, Sr. Notes:
 1,315,000    B        10.375% due 10/1/07 (b)                                          1,324,862
   410,000    B+       9.375% due 2/1/09                                                  404,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                   VALUE
=================================================================================================
Cable/Satellite TV -- 10.8% (continued)
                     NTL Communications Corp., Sr. Notes:
   400,000    B        11.875% due 10/1/10 (b)                                        $   372,000
 1,825,000    B        Series B, 11.500% due 10/1/08                                    1,679,000
 1,680,000    Ba2*   Rogers Cablesystems, Ltd., Guaranteed Sr. Sub. Debentures,
                       11.000% due 12/1/15                                              1,877,400
   790,000GBP B+     Telewest Communications PLC, Sr. Discount Notes,
                       step bond to yield 17.319% due 4/15/09                             496,202
 3,005,000    B-     United International Holdings, Inc., Sr. Discount Notes,
                       Series B, step bond to yield 11.701% due 2/15/08                 1,848,075
 5,890,000    B      United Pan-Europe Communications N.V., Sr. Discount Notes,
                       Series B, step bond to yield 12.500% due 8/1/09                  2,326,550
-------------------------------------------------------------------------------------------------
                                                                                       19,960,129
-------------------------------------------------------------------------------------------------
Casinos/Gaming -- 3.8%
 1,450,000    B      Hollywood Casino Corp., Guaranteed Notes,
                       11.250% due 5/1/07                                               1,497,125
   635,000    B+     Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub. Notes,
                       Series B, 8.625% due 5/15/09                                       615,950
    14,668    NR     Jazz Casino Co. LLC, Sr. Sub. Notes, 6.046% due 11/15/09               2,567
                     Mandalay Resort Group:
   160,000    BB-      Sr. Sub. Debentures, 7.625% due 7/15/13                            132,800
   310,000    BB-      Sr. Sub. Notes, Series B, 10.250% due 8/1/07                       318,525
   470,000    BB+    Park Place Entertainment Corp., Sr. Sub. Notes,
                       8.875% due 9/15/08                                                 462,950
   515,000    B+     Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10 (b)         518,863
                     Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes:
   920,000    B+       9.000% due 3/15/07                                                 859,050
 1,200,000    B+       8.625% due 12/15/07                                              1,107,000
 1,445,000    B-     Venetian Casino Resort LLC, Guaranteed Notes,
                       12.250% due 11/15/04                                             1,470,288
-------------------------------------------------------------------------------------------------
                                                                                        6,985,118
-------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 1.0%
                     Huntsman Corp.:
   285,000    B+       Guaranteed Sr. Sub. Notes, 10.125% due 7/1/09                      272,175
 5,000,000    B+       Sr. Discount Notes, zero coupon due 12/31/09                     1,500,000
-------------------------------------------------------------------------------------------------
                                                                                        1,772,175
-------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.3%
   485,000    B      Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09           468,025
-------------------------------------------------------------------------------------------------
Coal-- 0.0%
   895,000    Ca*    AEI Resources Inc., Guaranteed Notes,
                       10.500% due 12/15/05 (b)                                            76,075
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Construction Materials -- 0.8%
                     Nortek Inc.:
 1,245,000    B+       Sr. Notes, Series B, 9.125% due 9/1/07                          $1,120,500
   470,000    B-       Sr. Sub. Notes, 9.875% due 3/1/04                                  425,350
-------------------------------------------------------------------------------------------------
                                                                                        1,545,850
-------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.4%
   670,000    B      Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (b)                649,900
-------------------------------------------------------------------------------------------------
Containers/Packaging -- 2.6%
   310,000    BBB-   Crown Cork & Seal Co., Sr. Notes, 7.125% due 9/1/02                  242,188
   515,000    B-     SF Holdings Group Inc., Sr. Discount Notes, Series B,
                       step bond to yield 18.075% due 3/15/08                             267,800
                     Stone Container Corp.:
 1,635,000    B        Guaranteed Sr. Notes, 11.500% due 8/15/06 (b)                    1,675,875
 1,075,000    Ba3*     Term Loan, 10.282% due 12/31/06                                  1,072,313
   955,000    B-     Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due 9/1/03         873,825
   765,000    NR     Tekni-Plex Inc., Sr. Sub. Notes, 12.750% due 6/15/10                 699,975
-------------------------------------------------------------------------------------------------
                                                                                        4,831,976
-------------------------------------------------------------------------------------------------
Contract Drilling -- 2.3%
 1,340,000    B+     Parker Drilling Co., Guaranteed Sr. Notes, Series D,
                       9.750% due 11/15/06                                              1,319,900
 1,060,000    BB     Pride International Inc., Sr. Notes, 10.000% due 6/1/09            1,102,400
                     RBF Finance Corp.:
   725,000    BB-      Guaranteed Sr. Secured Notes, 11.375% due 3/15/09                  830,125
   785,000    B+       Sr. Notes, 12.250% due 3/15/06                                     922,375
-------------------------------------------------------------------------------------------------
                                                                                        4,174,800
-------------------------------------------------------------------------------------------------
Discount Chains -- 0.4%
   675,000    Baa3*  Kmart Corp., Debentures, 12.500% due 3/1/05                          687,656
-------------------------------------------------------------------------------------------------
Electric Utilities -- 0.6%
   540,000    BB     CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                     545,400
   550,000    Ba3*   Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10 (b)         585,750
-------------------------------------------------------------------------------------------------
                                                                                        1,131,150
-------------------------------------------------------------------------------------------------
Electronic Components -- 0.8%
   407,000    BB-    Celestica International Inc., Sr. Sub. Notes,
                       10.500% due 12/31/06                                               420,228
 1,020,000    Ba3*   Flextronics International Ltd., Sr. Sub. Notes,
                       9.875% due 7/1/10 (b)                                            1,035,300
-------------------------------------------------------------------------------------------------
                                                                                        1,455,528
-------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.2%
   470,000    B1*    Amkor Technologies Inc., Sr. Sub. Notes, 10.500% due 5/1/09          462,950
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Electronics/Appliances -- 0.3%
   705,000    BB-    Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                    $  553,425
-------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.2%
   630,000    BB-    Integrated Electrical Services Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 9.375% due 2/1/09                                        554,400
 1,205,000    B+     Metromedia Fiber Network, Sr. Notes, Series B,
                       10.000% due 11/15/08                                             1,072,450
   600,000    B-     Orius Capital Corp., Guaranteed Sr. Sub. Notes, Series B,
                       12.750% due 2/1/10                                                 567,000
-------------------------------------------------------------------------------------------------
                                                                                        2,193,850
-------------------------------------------------------------------------------------------------
Environmental Services -- 3.7%
                     Allied Waste North America, Inc.:
                       Series B:
   650,000    BB-        Guaranteed Sr. Notes, 7.875% due 1/1/09                          563,875
 5,595,000    B+         Guaranteed Sr. Sub. Notes, 10.000% due 8/1/09                  4,811,700
   240,000    BB       Term Loan, 9.438% due 7/21/06                                      227,700
   288,000    BB       Term Loan, 9.704% due 7/21/07                                      273,240
   905,000    B+     URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09              932,150
-------------------------------------------------------------------------------------------------
                                                                                        6,808,665
-------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 0.2%
   165,000    BB-    Avis Group Holdings Inc., Guaranteed Sr. Sub. Notes,
                       11.000% due 5/1/09                                                 176,550
   370,000    B      Nationsrent, Inc., Guaranteed Sr. Sub. Notes,
                       10.375% due 12/15/08                                               205,350
-------------------------------------------------------------------------------------------------
                                                                                          381,900
-------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.4%
                     AMRESCO Inc., Sr. Sub. Notes:
   500,000    CCC-     Series 97-A, 10.000% due 3/15/04                                   272,500
   885,000    CCC-     Series 98-A, 9.875% due 3/15/05                                    482,325
-------------------------------------------------------------------------------------------------
                                                                                          754,825
-------------------------------------------------------------------------------------------------
Food Distributors -- 1.5%
   645,000    B-     Agrilink Foods Inc., Guaranteed Sr. Notes, 11.875% due 11/1/08       464,400
                     Aurora Foods Inc., Sr. Sub. Notes:
                       Series B:
 1,110,000    CCC+       9.875% due 2/15/07                                               860,250
   160,000    CCC+       8.750% due 7/1/08                                                122,400
   365,000    CCC+     Series D, 9.875% due 2/15/07                                       282,875
   985,000    B2*    Carrols Corp., Guaranteed Sr. Sub. Notes, 9.500% due 12/1/08         783,075
   310,000    B      SC International Services Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 9.250% due 9/1/07                                        303,025
-------------------------------------------------------------------------------------------------
                                                                                        2,816,025
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Foods - Specialty/Candy -- 0.1%
   175,000    B-     B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                       9.625% due 8/1/07                                               $  123,813
-------------------------------------------------------------------------------------------------
Forest Products -- 0.3%
   720,000    B      Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07            608,400
-------------------------------------------------------------------------------------------------
Home Furnishings -- 0.2%
   475,000    B      Falcon Products Inc., Guaranteed Sr. Sub. Notes, Series B,
                       11.375% due 6/15/09                                                439,375
-------------------------------------------------------------------------------------------------
Homebuilding -- 0.8%
   515,000    Ba1*   D.R. Horton Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09            460,925
 1,095,000    BB+    Lennar Corp., Guaranteed Sr. Notes, Series B,
                       9.950% due 5/1/10                                                1,100,475
-------------------------------------------------------------------------------------------------
                                                                                        1,561,400
-------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.6%
 1,060,000    Ba3*   Fresenius Medical Care Capital Trust I, Guaranteed Trust
                       Preferred Securities, 9.000% due 12/1/06                         1,041,450
-------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruiselines -- 2.0%
   200,000    B-     Courtyard by Marriott II LP/Courtyard Finance Co.,
                       Sr. Secured Notes, Series B, 10.750% due 2/1/08                    200,500
 1,710,000    BB     HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08      1,633,050
                     Intrawest Corp., Sr. Notes:
   865,000    B+       9.750% due 8/15/08                                                 847,700
   960,000    B+       10.500% due 2/1/10                                                 969,600
-------------------------------------------------------------------------------------------------
                                                                                        3,650,850
-------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.3%
   525,000    B      Flowserve Corp., Guaranteed Sr. Sub. Notes,
                       12.250% due 8/15/10 (b)                                            534,188
-------------------------------------------------------------------------------------------------
Internet Software/Services -- 3.4%
   255,000    NR     Colo.com, 13.875% due 3/15/10 (b)(c)                                 192,525
   430,000    Caa3*  Cybernet Internet Services International, Inc., Sr. Notes,
                       14.000% due 7/1/09                                                 178,450
                     Exodus Communications Inc., Sr. Notes:
   305,000    B        10.750% due 12/15/09                                               277,550
 3,555,000    B        11.625% due 7/15/10 (b)                                          3,306,150
                     PSINet Inc., Sr. Notes:
   585,000    B-       10.500% due 12/1/06                                                282,263
   960,000    B-       11.500% due 11/1/08                                                477,600
 2,065,000    B-       11.000% due 8/1/09                                               1,006,688
 1,720,000    B3*    Rhythms NetConnections Inc., Sr. Discount Notes, Series B,
                       step bond to yield 24.012% due 5/15/08                             490,200

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Internet Software/Services -- 3.4% (continued)
   185,000    CCC+   WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                       step bond to yield 13.862% due 3/1/05                           $   84,175
-------------------------------------------------------------------------------------------------
                                                                                        6,295,601
-------------------------------------------------------------------------------------------------
Major Telecommunications -- 1.0%
                     McLeod USA Inc.:
   850,000    B+       Sr. Discount Notes, step bond to yield 11.223% due 3/1/07          714,000
   830,000    B+       Sr. Notes, 8.125% due 2/15/09                                      722,100
   565,000    B-     USA Mobile Communications, Sr. Notes, 9.500% due 2/1/04              403,975
-------------------------------------------------------------------------------------------------
                                                                                        1,840,075
-------------------------------------------------------------------------------------------------
Marine Shipping -- 0.2%
   395,000    B-     Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09               353,525
-------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
   780,000    B-     Hangar Orthopedic Group Inc., Sr. Sub. Notes,
                       11.250% due 6/15/09                                                546,000
-------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 1.0%
                     HEALTHSOUTH Corp.:
 1,070,000    BBB-     Sr. Notes, 6.875% due 6/15/05                                      949,625
 1,005,000    BB+      Sr. Sub. Notes, 10.750% due 10/1/08 (b)                          1,013,794
-------------------------------------------------------------------------------------------------
                                                                                        1,963,419
-------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.9%
 1,100,000    B2*    Intertek Finance PLC, Guaranteed Sr. Notes, Series B,
                       10.250% due 11/1/06                                                500,500
 1,350,000    B-     Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                       11.000% due 11/1/06                                              1,127,250
-------------------------------------------------------------------------------------------------
                                                                                        1,627,750
-------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.4%
   550,000    B+     Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07        448,250
   480,000    B      Polymer Group Inc., Guaranteed Sr. Sub. Notes, Series B,
                       9.000% due 7/1/07                                                  343,200
-------------------------------------------------------------------------------------------------
                                                                                          791,450
-------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.8%
 1,960,000    B-     Premier Parks Inc., Sr. Discount Notes, step bond to yield
                       11.522% due 4/1/08                                               1,298,500
   150,000    BB+    SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes, Series B,
                       9.125% due 2/1/08                                                  165,000
-------------------------------------------------------------------------------------------------
                                                                                        1,463,500
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Oil/Gas Pipelines -- 0.3%
   585,000    BB-    Leviathan Gas Pipeline Partners L.P., Guaranteed Sr. Sub.
                       Notes, Series B, 10.375% due 6/1/09                             $  617,175
-------------------------------------------------------------------------------------------------
Oil/Gas Production -- 4.7%
                     Belco Oil & Gas Corp., Series B:
   500,000    B1*      Guaranteed Sr. Sub. Notes, 10.500% due 4/1/06                      512,500
   505,000    B1*      Sr. Sub. Notes, 8.875% due 9/15/07                                 477,225
   675,000    CCC-   Belden & Blake Corp., Guaranteed Sr. Sub. Notes, Series B,
                       9.875% due 6/15/07                                                 570,375
 1,050,000    B      Chesapeake Energy Corp., Guaranteed Sr. Notes, Series B,
                       9.625% due 5/1/05                                                1,059,187
 1,280,000    B      Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                       10.500% due 1/15/06                                              1,305,600
   355,000    B      Houston Exploration Co., Sr. Sub. Notes, Series B,
                       8.625% due 1/1/08                                                  340,800
   210,000    B      Magnum Hunter Resources, Inc., Guaranteed Sr. Notes,
                       10.000% due 6/1/07                                                 205,800
 1,940,000    B+     Nuevo Energy Co., Sr. Sub. Notes, Series B,
                       9.500% due 6/1/08                                                1,947,275
                     Plains Resources Inc., Guaranteed Sr. Sub. Notes:
   175,000    B2*      Series B, 10.250% due 3/15/06                                      176,750
   345,000    B2*      Series E, 10.250% due 3/15/06 (b)                                  348,450
   265,000    B-     Range Resources Corp., Guaranteed Sr. Sub. Notes,
                       8.750% due 1/15/07                                                 253,075
   675,000    B      Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                       8.750% due 9/15/07                                                 668,250
   755,000    BB-    Vintage Petroleum Inc., Sr. Sub. Notes, 9.750% due 6/30/09           794,638
-------------------------------------------------------------------------------------------------
                                                                                        8,659,925
-------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.6%
                     Clark USA Inc., Sr. Notes:
   610,000    BB-      9.500% due 9/15/04                                                 552,050
   105,000    BB-      8.375% due 11/15/07                                                 87,150
   745,000    B        Series B, 10.875% due 12/1/05                                      491,700
-------------------------------------------------------------------------------------------------
                                                                                        1,130,900
-------------------------------------------------------------------------------------------------
Pharmaceuticals: Generic -- 1.4%
 2,695,000    BB     ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                       9.250% due 8/15/05                                               2,627,625
-------------------------------------------------------------------------------------------------
Pharmaceuticals: Other -- 0.6%
   975,000    B      King Pharmaceuticals Inc., Guaranteed Sr. Sub. Notes,
                       10.750% due 2/15/09                                              1,033,500
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Publishing: Newspapers -- 1.0%
 2,000,000    B+     Garden State Newspapers, Inc., Sr. Sub. Notes,
-------------------------------------------------------------------------------------------------
                       8.625% due 7/1/11                                               $1,850,000
Pulp & Paper -- 1.7%
 1,090,000    CCC+   Repap New Brunswick Inc., Sr. Secured Notes,
                       10.625% due 4/15/05                                              1,125,425
                     Riverwood International Corp.:
   490,000    B-       Guaranteed Sr. Notes, 10.625% due 8/1/07                           482,650
 1,235,000    CCC+     Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                    1,120,763
   465,000    NR     SD Warren Co., Debentures, 14.000% due 12/15/06                      510,338
-------------------------------------------------------------------------------------------------
                                                                                        3,239,176
-------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITS) -- 0.3%
   700,000    NR     Ocwen Asset Investment Corp., Sr. Notes, 11.500% due 7/1/05          528,500
-------------------------------------------------------------------------------------------------
Savings Banks -- 1.4%
 1,075,000    B2*    Ocwen Capital Trust I, Guaranteed Capital Securities,
                       10.875% due 8/1/27                                                 618,125
 1,000,000    B+     Ocwen Federal Bank FSB, Sub. Debentures,
                       12.000% due 6/15/05                                                920,000
 1,205,000    B+     Ocwen Financial Corp., Notes, 11.875% due 10/1/03                  1,042,325
-------------------------------------------------------------------------------------------------
                                                                                        2,580,450
-------------------------------------------------------------------------------------------------
Semiconductors -- 0.8%
   985,000    B      Fairchild Semiconductor Inc., Sr. Sub. Notes,
                       10.125% due 3/15/07                                                960,375
   535,000    B      SCG Holding & Semiconductor Co., Guaranteed Notes,
                       12.000% due 8/1/09                                                 533,663
-------------------------------------------------------------------------------------------------
                                                                                        1,494,038
-------------------------------------------------------------------------------------------------
Specialty Stores -- 0.0%
   115,000    B-     Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 10.250% due 4/15/08                                       81,363
-------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 9.4%
   640,000    B+     Call-Net Enterprises Inc., Sr. Notes, 9.375% due 5/15/09             278,400
   425,000EUR A      ESAT Telecom Group PLC, Sr. Notes, 11.875% due 11/1/09               435,860
                     Esprit Telecom Group PLC, Sr. Notes:
   300,000DEM B-       11.500% due 12/15/07                                                27,952
   575,000    B-       11.500% due 12/15/07                                               117,875
   400,000    B-       10.875% due 6/15/08                                                 82,000
 2,010,000EUR B      Flag Telecom Holdings Ltd., Sr. Notes, 11.625% due 3/30/10         1,414,053
 1,200,000    B      Focal Communications Corp., Sr. Discount Notes, Series B,
                       step bond to yield 13.373% due 2/15/08                             606,000
 1,145,000    BB     Global Crossing Holdings Ltd., Guaranteed Sr. Notes,
                       9.500% due 11/15/09                                              1,099,200

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Specialty Telecommunications -- 9.4% (continued)
   850,000EUR B      Global TeleSystems, Sr. Bonds, 11.000% due 12/1/09 (b)           $   353,025
   695,000    B-     GT Group Telecom Inc., Sr. Discount Notes,
                       step bond to yield 15.758% due 2/1/10                              257,150
                     Hermes Europe Railtel B.V., Sr. Notes:
   210,000    B        11.500% due 8/15/07                                                 95,550
 2,440,000    B        10.375% due 1/15/09                                              1,110,200
                     Jazztel PLC, Sr. Notes:
 1,000,000EUR CCC+     13.250% due 12/15/09 (b)                                           606,034
   165,000EUR CCC+     14.000% due 7/15/10 (b)(c)                                         107,687
 1,110,000    CCC+   KMC Telecom Holdings Inc., Sr. Discount Notes,
                       step bond to yield 15.889% due 2/15/08                             116,550
                     Level 3 Communications Inc.:
 5,120,000    B        Sr. Discount Notes, step bond to yield 12.857% due 3/15/10       2,547,200
 1,875,000EUR B        Sr. Notes, 11.250% due 3/15/10 (b)                               1,334,972
   500,000    CCC+   Madison River Capital, Sr. Notes, 13.250% due 3/1/10                 362,500
 1,450,000    B-     MGC Communications Inc., Sr. Notes, 13.000% due 4/1/10               819,250
 1,375,000CAD B-     Microcell Telecommunications Inc., Sr. Discount Notes,
                       Series B, step bond to yield 16.890% due 10/15/07                  672,960
                     NEXTLINK Communications, LLC/Nextlink Capital, Inc.:
                       Sr. Discount Notes:
 1,605,000    B          Step bond to yield 12.037% due 6/1/09                            846,637
 2,030,000    B          Step bond to yield 12.578% due 12/1/09                           989,625
   215,000    B        Sr. Notes, 12.500% due 4/15/06                                     203,175
 1,175,000    B-     Primus Telecommunications Group Inc., Sr. Notes,
                       11.750% due 8/1/04                                                 581,625
   770,000    B-     Tele 1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                   650,650
                     VersaTel Telecom International B.V., Sr. Notes:
   285,000    B-       13.250% due 5/15/08                                                218,025
   780,000EUR B-       11.250% due 3/30/10 (b)                                            479,318
 1,295,000    B-     Viatel Inc., Sr. Discount Notes, step bond to yield
                       29.423% due 4/15/08                                                388,500
   790,000    B+     Williams Communications Group Inc., Sr. Notes,
                       11.875% due 8/1/10 (b)                                             705,075
-------------------------------------------------------------------------------------------------
                                                                                       17,507,048
-------------------------------------------------------------------------------------------------
Steel -- 1.1%
   830,000    BB-    LTV Corp., Guaranteed Sr. Sub. Notes, 11.750% due 11/15/09           336,150
 1,725,000    B+     WCI Steel Inc., Sr. Notes, Series B, 10.000% due 12/1/04           1,414,500
   355,000    B-     WHX Corp., Sr. Notes, 10.500% due 4/15/05                            221,875
-------------------------------------------------------------------------------------------------
                                                                                        1,972,525
-------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.5%
 1,375,000    B-     World Access Inc., Sr. Notes, 13.250% due 1/15/08                    969,375
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
=================================================================================================
Textiles -- 0.4%
-------------------------------------------------------------------------------------------------
   910,000    BB     WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05           $    677,950
Tobacco -- 0.2%
   415,000    BB     Standard Commercial Tobacco, Guaranteed Sr. Notes,
                       8.875% due 8/1/05                                                  334,075
-------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.1%
   260,000    B      Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                       8.500% due 4/1/08                                                  219,700
-------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.2%
   440,000    B2*    Buhrmann U.S. Inc., Guaranteed Sr. Sub. Notes,
                       12.250% due 11/1/09                                                451,000
-------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 10.1%
   865,000    CCC    AirGate PCS Inc., Sr. Sub. Discount Notes, step bond to yield
                       16.845% due 10/1/09                                                499,537
 2,210,000    CCC+   Alamosa PCS Holdings Inc., Guaranteed Sr. Discount Notes,
                       step bond to yield 13.343% due 2/15/10                           1,071,850
   735,000    B-     Centennial Cellular Corp., Sr. Sub. Notes,
                       10.750% due 12/15/08                                               694,575
 1,000,000CAD B      Clearnet Communications Inc., Sr. Discount Notes,
                       step bond to yield 13.794% due 5/15/08                             517,252
                     Crown Castle International Corp.:
 2,255,000    B        Sr. Discount Notes, step bond to yield 11.201% due 5/15/11       1,448,837
   205,000    B        Sr. Notes, 10.750% due 8/1/11                                      211,150
 1,000,000    B1*    DLJ Secured Loan Trust (Clearnet Communications Inc.),
                       Class A-1, 10.125% due 7/7/07 (b)                                1,036,425
   325,000    B      Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10           313,625
   965,000    B3*    Dobson/Sygnet Communications Inc., Sr. Notes,
                       12.250% due 12/15/08                                               945,700
   350,000    CCC    Horizon PCS Inc., Sr. Discount Notes, step bond to yield
                       14.001% due 10/1/10 (b)(c)                                         168,000
 1,755,000    B-     Millicom International Cellular S.A., Sr. Discount Notes,
                       step bond to yield 13.801% due 6/1/06                            1,430,325
                     Nextel Communications, Inc.:
                       Sr. Discount Notes:
 1,625,000    B1*        Step bond to yield 10.888% due 9/15/07                         1,312,187
 3,775,000    B1*        Step bond to yield 11.024% due 2/15/08                         2,821,812
   645,000    B1*      Sr. Notes, 9.375% due 11/15/09                                     624,038
   630,000    B-     Spectrasite Holdings Inc., Sr. Discount Notes, step bond to
                       yield 11.250% due 4/15/09                                          328,387
   715,000    B3*    Telecorp PCS Inc., Guaranteed Sr. Sub. Notes,
                       10.625% due 7/15/10                                                716,788

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT+     RATING(a)                     SECURITY                                      VALUE
===================================================================================================
Wireless Telecommunications -- 10.1% (continued)
                     TeleSystems International Wireless Inc., Sr. Discount Notes:
 1,700,000    CCC+     Series B, step bond to yield 12.583% due 6/30/07                $  1,011,500
 1,250,000    CCC+     Series C, step bond to yield 12.073% due 11/1/07                     643,750
   755,000    CCC+   US Unwired Inc., Guaranteed Sr. Sub. Discount Notes,
                       Series B, step bond to yield 13.486% due 11/1/09                     371,837
                     VoiceStream Wireless Corp.:
   320,000    B2*      Sr. Discount Notes, step bond to yield
                         11.876% due 11/15/09                                               232,800
   235,000    B2*      Sr. Notes, 11.500% due 9/15/09                                       261,438
   462,074    B2*      Sr. Notes, 10.375% due 11/15/09                                      496,729
 1,056,000    B+       Term Loan, 9.620% due 2/25/09                                      1,046,760
 1,775,000    B-     Winstar Communications Inc., Sr. Discount Notes,
                       step bond to yield 17.023% due 4/15/10 (b)                           559,125
---------------------------------------------------------------------------------------------------
                                                                                         18,764,427
---------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $187,392,037)                                             165,126,247
===================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.7%
Contract Drilling -- 0.1%
   145,000    B-     Parker Drilling Co., 5.500% due 8/1/04                                 125,062
---------------------------------------------------------------------------------------------------
Medical Specialties -- 0.4%
   875,000    B-     DaVita Inc., 7.000% due 5/15/09                                        652,969
---------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.2%
   705,000    B-     At Home Corp., 4.750% due 12/15/06                                     439,744
---------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                     (Cost -- $1,229,925)                                                 1,217,775
===================================================================================================

  SHARES                                     SECURITY                                      VALUE
===================================================================================================
COMMON STOCK (d) -- 0.1%
Containers/Packaging -- 0.0%
       103           SF Holdings Group, Class C Shares (b)                                        3
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.1%
    14,121           Tele1 Europe Holdings AB                                               111,203
---------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
     4,320           World Access Inc.                                                       21,060
---------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $130,357)                                                     132,266
===================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   SHARES                                    SECURITY                                      VALUE
===================================================================================================
PREFERRED STOCK -- 0.0%

Wireless Telecommunications -- 0.0%
       230           Dobson Communications Corp., 13.000% Exchangeable
                     (Cost -- $23,031)                                                     $ 20,988
===================================================================================================
WARRANTS (d) -- 0.3%
Broadcasting -- 0.0%
     1,075           Australis Holdings Ltd., Expire 10/30/01 (b)                                --
     1,950           UIH Australia/Pacific Inc., Expire 5/15/06                               9,750
---------------------------------------------------------------------------------------------------
                                                                                              9,750
---------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 0.0%
       250           Cable Satisfaction International, Expire 3/1/05                          5,156
---------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
       435           Merrill Corp., Expire 5/1/09                                                44
---------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.0%
       670           Jostens, Inc., Expire 5/1/10                                            13,484
---------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.2%
     1,625           Splitrock Services, Inc., Expire 7/15/08                               287,219
     2,100           WAM!NET Inc., Expire 3/1/05 (b)                                         24,413
       430           Znet Internet Services, Expire 7/1/09 (b)                                3,225
---------------------------------------------------------------------------------------------------
                                                                                            314,857
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.1%
       695           GT Group Telecom Inc., Expire 2/1/10 (b)                                35,098
       700           RSL Communications Ltd., Expire 11/15/06                                 3,413
       285           VersaTel Telecom International B.V., Expire 5/15/08                     77,235
---------------------------------------------------------------------------------------------------
                                                                                            115,746
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
       870           AirGate PCS Inc., Expire 10/1/09                                        65,250
       925           Iridium World Communications Ltd., Expire 7/15/05 (b)                        9
---------------------------------------------------------------------------------------------------
                                                                                             65,259
---------------------------------------------------------------------------------------------------
                     TOTAL WARRANTS
                     (Cost -- $377,497)                                                     524,296
===================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO


    FACE
   AMOUNT                                    SECURITY                                      VALUE
===================================================================================================
REPURCHASE AGREEMENT -- 9.8%

$18,162,000          Goldman Sachs & Co., 6.550% due 11/1/00;
                       Proceeds at maturity -- $18,165,304; (Fully
                       collateralized by U.S. Treasury Notes & Bonds,
                       3.625% to 12.750% due 2/28/02 to 8/15/26;
                       Market value -- $18,525,260) (Cost -- $18,162,000)              $ 18,162,000
===================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $207,314,847**)                                          $185,183,572
===================================================================================================

+    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security has been issued with attached warrants.
(d)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     ---------------------------------------------
     CAD -- Canadian Dollar
     DEM -- German Mark
     EUR -- Euro
     GBP -- British Pound

     See pages 53 and 54 for definitions of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT                                SECURITY                                VALUE
========================================================================================
U.S. GOVERNMENT SECTOR -- 29.1%
========================================================================================
U.S. Treasury Obligations -- 17.5%
                       U.S. Treasury Bonds:
$ 9,785,000              5.250% due 5/15/04                                  $ 9,592,627
  4,295,000              6.750% due 5/15/05                                    4,454,044
    745,000              6.125% due 8/15/07+                                     755,802
  3,960,000              6.500% due 2/15/10                                    4,146,556
    230,000              10.625% due 8/15/15                                     333,415
  4,970,000              6.125% due 11/15/27                                   5,082,421
----------------------------------------------------------------------------------------
                                                                              24,364,865
----------------------------------------------------------------------------------------
U.S. Government Agencies -- 11.6%
                       Federal National Mortgage Association (FNMA):
  4,639,975              7.500% due 3/1/15-7/1/30                              4,671,114
    598,160              8.000% due 11/1/29-7/1/30                               605,823
                       Government National Mortgage Association (GNMA):
  1,507,306              6.500% due 8/15/27-7/15/29                            1,456,435
  4,963,019              7.000% due 11/15/25-5/15/28                           4,897,855
    700,582              7.500% due 6/15/23-10/15/23                             703,644
  3,661,709              8.000% due 12/15/22-11/15/27                          3,723,676
----------------------------------------------------------------------------------------
                                                                              16,058,547
----------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT SECTOR
                       (Cost -- $40,512,988)                                  40,423,412
========================================================================================
    FACE
   AMOUNT    RATING(a)                   SECURITY                                VALUE
========================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
    781,000    BBB-    Amresco Commercial Mortgage Funding I,
                         Series 1997-C1, Class F, 7.640% due 6/17/29             745,001
    340,000    BBB     Commercial Mortgage Acceptance Corp., Series 1997-ML1,
                         Class D, 7.053% due 12/15/10                            324,530
    380,000    Aaa*    Countrywide Home Loans, Series 1998-3, Class A5,
                         6.750% due 4/25/28                                      358,981
    405,000    BBB     GGP Ala Moana, Series 1999-C1, Class E,
                         8.870% due 9/10/04                                      405,253
     85,000    BBB     GGP Homart, Series 1999-C1, Class G,
                         9.120% due 6/10/03 (b)                                   85,398
                       GGP Ivanhoe Series 1999-C1:
    176,000    BBB       Class F, 9.120% due 10/10/04 (b)                        176,000
    105,000    BBB-      Class G, 9.870% due 10/10/04 (b)                        105,000
                       Merrill Lynch Mortgage Investors Inc.:
    225,000    BBB-      Series 1996-C2, Class E, 6.960% due 11/21/28            200,356
     14,000    BBB       Series 1998-C2, Class D, 7.100% due 2/15/30              13,230

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3% (continued)
$   168,462    AAA     PNC Mortgage Securities Corp., Series 1997-6, Class A2,
                         6.600% due 7/25/27                                            $  168,041
     98,088    AAA     Rural Housing Trust, Series 1987-1, Class D,
                         6.330% due 4/1/26                                                 97,025
    520,000    BBB++   Starwood Asset Receivables Trust, Series 2000-1, Class E,
                         9.370% due 1/25/05 (b)                                           518,011
-------------------------------------------------------------------------------------------------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost -- $3,187,141)                                             3,196,826
=================================================================================================

ASSET-BACKED SECURITIES -- 1.4%
    400,000    BB      Airplanes Pass-Thru Trust, Series 1, Class D,
                         9.625% due 9/1/03                                                388,500
  1,485,000    AAA     Conseco Finance Securitizations Corp., Series 2000-4,
                         Class A6, 8.310% due 5/1/32                                    1,513,765
     70,649    Caa3*   ContiMortgage Home Equity Loan Trust, Series 1997-1,
                         Class M2, 7.670% due 3/15/28                                      34,861
-------------------------------------------------------------------------------------------------
                       TOTAL ASSET-BACKED SECURITIES
                       (Cost -- $1,995,242)                                             1,937,126
=================================================================================================

HIGH-YIELD SECTOR-- 47.9%
=================================================================================================

CORPORATE BONDS AND NOTES -- 44.9%
Advertising -- 0.5%
    230,000    B-      AOA Holding LLC/AOA Capital Corp., Sr. Notes,
                         10.375% due 6/1/06                                               220,800
    118,294    NR      Big Flower Holdings, Inc., Term Loans, 9.625% due 3/1/10 (b)       117,999
    300,000    B1*     Lamar Media Corp., Sr. Sub. Notes,
                         9.250% due 8/15/07                                               295,500
-------------------------------------------------------------------------------------------------
                                                                                          634,299
-------------------------------------------------------------------------------------------------
Aerospace/Defense -- 0.8%
    280,000    B-      Argo-Tech Corp., Guaranteed Sr. Sub. Notes,
                         8.625% due 10/1/07                                               228,200
    260,000    B       BE Aerospace Inc., Sr. Sub. Notes, 8.000% due 3/1/08               241,800
    290,000    B-      Decrane Aircraft Holdings Inc., Sr. Sub. Notes,
                         12.000% due 9/30/08 (b)                                          265,350
                       L-3 Communications Corp.:
    100,000    B         Guaranteed Sr. Sub. Notes, Series B, 8.000% due 8/1/08            91,000
                         Sr. Sub. Notes:
     80,000    B           8.500% due 5/15/08                                              74,800
     95,000    B           Series B, 10.375% due 5/1/07                                    97,613

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

Schedules of Investments (continued)                            October 31, 2000

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Aerospace/Defense -- 0.8% (continued)
                       Sequa Corp.:
$    10,000    BB        Medium-Term Notes, Series A, 10.000% due 5/14/01              $   10,088
     80,000    BB        Sr. Notes, 9.000% due 8/1/09                                      78,000
-------------------------------------------------------------------------------------------------
                                                                                        1,086,851
-------------------------------------------------------------------------------------------------
Agriculture -- 0.0%
     28,464    NR      Premium Standard Farms Inc., Sr. Secured Notes,
                        11.000% due 9/17/03                                                25,760
-------------------------------------------------------------------------------------------------
Airlines -- 0.7%
    700,000    Ba2*    Calair LLC/Calair Capital Corp., Guaranteed Sr. Notes,
                         8.125% due 4/1/08                                                648,375
    280,000    CCC     Cathay International Ltd., Sr. Notes, 13.000% due 4/15/08 (b)       58,100
     40,000    BB-     Continental Airlines, Inc., Sr. Notes, 8.000% due 12/15/05          37,900
                       Northwest Airlines, Inc., Guaranteed Notes:
     60,000    BB        8.520% due 4/7/04                                                 58,125
    100,000    BB        7.625% due 3/15/05                                                91,250
     40,000    BB-     US Airways, Inc., Pass-Through Certificates, Series 93-A3,
                         10.375% due 3/1/13                                                36,250
-------------------------------------------------------------------------------------------------
                                                                                          930,000
-------------------------------------------------------------------------------------------------
Automotive -- 2.6%
     40,000    B       Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes,
                         11.500% due 4/15/06                                               34,700
     60,000/DEM/ Caa1* Derby Cycle Corp./Lyon Investments B.V., Sr. Notes,
                         9.375% due 5/15/08                                                 8,458
    180,000    B       Dura Operating Corp., Sr. Sub. Notes, 9.000% due 5/1/09 (b)        146,700
    100,000    B1*     Exide Corp., Sr. Exchange Notes, 10.000% due 4/15/05                72,500
                       Federal-Mogul Corp., Notes:
     30,000    Ba3*      7.375% due 1/15/06                                                 8,250
    450,000    B+        7.750% due 7/1/06                                                119,250
                       Hayes Lemmerz International, Inc., Guaranteed Sr. Sub. Notes:
     20,000    B         11.000% due 7/15/06                                               17,900
    220,000    B         Series B, 9.125% due 7/15/07                                     178,200
                       Lear Corp.:
                         Guaranteed Sr. Notes, Series B:
     90,000    BB+         7.960% due 5/15/05                                              83,925
     10,000    BB+         8.110% due 5/15/09                                               8,988
    220,000    BB-       Sub. Notes, 9.500% due 7/15/06                                   217,800
    190,000    B       Motor Coach Industries International, Inc., Guaranteed Sr.
                         Sub. Notes, 11.250% due 5/1/09                                    88,350
    230,000    B       Motors and Gears, Inc., Sr. Notes, Series D,
                         10.750% due 11/15/06                                             224,250
    300,000    BB+     Navistar International Inc., Sr. Sub. Notes, 8.000% due 2/1/08     276,000
    237,000    B       Oxford Automotive, Inc., Guaranteed Sr. Sub. Notes,
                         Series D, 10.125% due 6/15/07                                    188,415

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Automotive -- 2.6% (continued)
$    60,000    Ca*     Safety Components International Inc., Sr. Sub. Notes,
                         10.125% due 7/15/07 (d)                                       $   13,350
  1,990,000    NR      Transportation Technologies Industries, Inc., Term Loans,
                         10.410% due 3/1/07 (b)                                         1,975,075
-------------------------------------------------------------------------------------------------
                                                                                        3,662,111
-------------------------------------------------------------------------------------------------
Broadcasting -- 1.6%
    195,000    B-      ACME Television, LLC/ACME Finance Corp., Sr. Discount
                         Notes, 10.875% due 9/30/04                                       184,275
    110,000    B       Affinity Group Holding Inc., Sr. Notes, 11.000% due 4/1/07          91,850
     75,800    NR      AM/FM Operating Inc., Sr. Sub. Exchange Debentures,
                         12.625% due 10/31/06                                              85,275
     40,000    NR      Central European Media Enterprises Ltd., Sr. Notes,
                         9.375% due 8/15/04                                                12,200
    155,000    B-      Citadel Broadcasting Co., Sr. Sub. Notes, 10.250% due 7/1/07       151,125
                       Fox Kids Worldwide, Inc.:
    120,000    B1*       Sr. Discount Notes, step bond to yield 12.215% due 11/1/07        87,000
     75,000    B1*       Sr. Notes, 9.250% due 11/1/07                                     71,438
     30,000    BBB-    Fox Sports Networks, LLC, Sr. Notes, 8.875% due 8/15/07             30,300
                       Granite Broadcasting Corp., Sr. Sub. Notes:
    100,000    B3*       9.375% due 12/1/05                                                70,000
     30,000    B3*       8.875% due 5/15/08                                                19,650
    340,000    B-      LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                         11.879% due 3/1/08                                               241,400
     95,000    B2*     LIN Television Corp., Guaranteed Sr. Sub. Notes,
                         8.375% due 3/1/08                                                 89,775
    110,000    B-      Paxon Communications, Sr. Sub. Notes,
                         11.625% due 10/1/02 (b)                                          113,025
                       Pegasus Communications Corp., Sr. Notes:
     50,000    B3*       9.750% due 12/1/06 (b)                                            49,000
     60,000    B3*       Series B, 9.625% due 10/15/05                                     58,800
    195,000    NR      PHI Holdings Inc., Notes, 16.000% due 5/15/01                      185,016
    180,000    B-      Radio One, Inc., Guaranteed Sr. Sub. Notes, Series B,
                         7.000% due 5/15/04                                               187,200
     70,000    CCC+    Sirius Satellite Radio Inc., Sr. Secured Notes,
                         14.500% due 5/15/09                                               57,400
    110,000    B-      Spanish Broadcasting Systems Inc., Sr. Notes,
                         9.625% due 11/1/09                                               106,975
    240,000    B+      TV Azteca S.A., Guaranteed Sr. Notes, 10.500% due 2/15/07          219,000
    100,000    CCC+    XM Satellite Radio Holdings Inc., Sr. Secured Notes,
                         14.000% due 3/15/10 (b)                                           69,500
-------------------------------------------------------------------------------------------------
                                                                                        2,180,204
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Building/Construction -- 0.8%
$   120,000    B-      Albecca Inc., Sr. Sub. Notes, 10.750% due 8/15/08               $  107,400
    210,000    BB+     American Standard Inc., Guaranteed Sr. Notes,
                         7.625% due 2/15/10                                               200,550
     50,000    B-      Atrium Cos. Inc., Guaranteed Sr. Sub. Notes, Series B,
                         10.500% due 5/1/09                                                42,750
    140,000    BB      Building Materials Corp., Sr. Notes, 8.000% due 12/1/08 (b)         42,700
    110,000    Ba1*    D.R. Horton, Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09          98,450
    190,000    B-      Dayton Superior Corp., Guaranteed Sr. Sub. Notes,
                         13.000% due 6/15/09                                              181,450
     90,000    B2*     Del Webb Corp., Sr. Sub. Debentures, 9.375% due 5/1/09              80,550
     80,000    BB+     Lennar Corp., Sr. Notes, 9.950% due 5/1/10                          80,400
    100,000    B       NCI Building Systems Inc., Series B, Sr. Sub. Notes,
                         9.250% due 5/1/09                                                 94,500
     50,000    B       Republic Group Inc., Sr. Sub. Notes, 9.500% due 7/15/08             50,313
    200,000    Ba2*    Washington Group International, Inc., Guaranteed Notes,
                         11.000% due 7/1/10 (b)                                           188,000
-------------------------------------------------------------------------------------------------
                                                                                        1,167,063
-------------------------------------------------------------------------------------------------
Business Services -- 0.3%
                      Iron Mountain Inc.:
    425,000    B         Guaranteed Sr. Sub. Notes, 8.750% due 9/30/09                    406,937
     40,000    B         Sr. Sub. Notes, 8.250% due 7/1/11                                 36,800
     30,000    B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                         11.000% due 11/1/06                                               25,050
-------------------------------------------------------------------------------------------------
                                                                                          468,787
-------------------------------------------------------------------------------------------------
Cable -- 2.1%
                       Adelphia Communications Corp., Sr. Notes:
    190,000    B+        7.875% due 5/1/09                                                150,100
    230,000    B+        Series B, 9.875% due 3/1/07                                      208,150
    100,000    B-      Allbritton Communications Co., Sr. Sub. Notes,
                         8.875% due 2/1/08                                                 93,000
                       Charter Communications Holdings LLC/Charter
                         Communications Holdings Capital Corp:
     20,000    B+          Sr. Discount Notes, step bond to yield
                             11.913% due 1/15/10                                           11,600
    480,000    B+          Sr. Notes, 8.625% due 4/1/09                                   434,400
                       CSC Holdings Inc., Sr. Sub. Debentures:
     25,000    BB-       9.875% due 2/15/13                                                25,500
    250,000    BB-       10.500% due 5/15/16                                              270,000
    235,000    B       Diamond Cable Communications PLC, Sr. Discount Notes,
                         step bond to yield 9.644% due 2/15/07                            170,375
    150,000    BB-     FLAG Ltd., Sr. Notes, 8.250% due 1/30/08                           126,000
    165,000    B3*     Golden Sky Systems Inc., Sr. Sub. Notes, 12.375% due 8/1/06        179,025

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Cable -- 2.1% (continued)
$   245,000    NR      KNOLOGY Holdings, Inc., Sr. Discount Notes,
                         step bond to yield 12.169% due 10/15/07 (b)                   $  118,825
                       NTL Communications Corp., Sr. Notes:
    370,000    B         11.875% due 10/1/10 (b)                                          344,100
    270,000    B         Series B, 11.500% due 10/1/08                                    248,400
     90,000    B3*     Pegasus Media & Communications Inc., Notes,
                         12.500% due 7/1/05                                                94,950
     50,000    BB+     Rogers Cablesystems Ltd., Debentures, 10.125% due 9/1/12            52,375
    110,000    Caa3*   Supercanal Holdings S.A., Sr. Notes,
                         11.500% due 5/15/05 (d)                                           44,688
                       Telewest Communications PLC:
     40,000    B+        Debentures, 9.625% due 10/1/06                                    33,200
     30,000    B+        Sr. Discount Debentures, 11.000% due 10/1/07                      26,250
                         Sr. Discount Notes:
    290,000    B+          Step bond to yield 15.111% due 4/15/09                         131,225
    230,000    B+          Step bond to yield 11.451% due 2/1/10                          101,200
     70,000    B+      Telewest Finance (Jersey) Ltd., Convertible Sr. Notes,
                         6.000% due 7/7/05 (b)                                             47,950
-------------------------------------------------------------------------------------------------
                                                                                        2,911,313
-------------------------------------------------------------------------------------------------
Chemicals -- 1.5%
     90,000    B-      GEO Specialty Chemicals, Inc., Sr. Sub. Notes,
                         10.125% due 8/1/08 (b)                                            69,750
                       Huntsman Corp., Sr. Sub. Notes:
    210,000    B2*       9.500% due 7/1/07 (b)                                            122,850
    100,000    B2*       10.263% due 7/1/07 (b)(e)                                         58,500
    240,000    B+      Huntsman ICI Chemicals LLC, Guaranteed Sr. Sub. Notes,
                         10.125% due 7/1/09                                               229,200
    210,000    BB-     ISP Holdings Inc., Sr. Notes, 9.750% due 2/15/02                   189,000
                       Lyondell Chemical Co.:
    340,000    BB        Debentures, 9.800% due 2/1/20                                    332,350
    406,000    BB        Sr. Notes, Series A, 9.625% due 5/1/07                           394,835
    450,000    CCC+    PCI Chemicals, Sr. Secured Notes, 9.250% due 10/15/07              173,250
                       Polymer Group Inc., Sr. Sub. Notes:
     80,000    B         9.000% due 7/1/07                                                 57,200
     70,000    B         8.750% due 3/1/08                                                 49,350
                       Sterling Chemicals Holdings, Inc.:
    105,000    B         Sr. Discount Notes, step bond to yield 12.591% due 8/15/08        28,087
    160,000    BB-       Sr. Secured Notes, Series B, 12.375% due 7/15/06                 154,400
    215,000    B         Sr. Sub. Notes, Series A, 11.250% due 4/1/07                     119,325
    190,000    B+      Trikem S.A., Sub. Notes, 10.625% due 7/24/07 (b)                   143,925
-------------------------------------------------------------------------------------------------
                                                                                        2,122,022
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Consumer Products & Services -- 0.7%
$   230,000    B       Coinmach Corp., Sr. Notes, 11.750% due 11/15/05                 $  228,850
                       French Fragrances, Inc.:
     40,000    B+        Guaranteed Sr. Notes, Series D, 10.375% due 5/15/07               38,650
     30,000    B+        Sr. Notes, Series B, 10.375% due 5/15/07                          29,138
    160,000    Caa2*   Home Interiors and Gifts Inc., Sr. Sub. Notes,
                         10.125% due 6/1/08                                                53,600
    230,000    B       Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (b)              223,100
     40,000    B       Playtex Products, Inc., Sr. Sub. Notes, 9.000% due 12/15/03         38,800
                       Revlon Consumer Products Corp.:
     20,000    CCC+      Sr. Exchange Notes, 8.125% due 2/1/06                             14,100
    130,000    CCC+      Sr. Notes, 9.000% due 11/1/06                                     95,550
    180,000    B+      Royster-Clark, Inc., First Mortgage Notes, 10.250% due 4/1/09      137,700
     45,000    B-      Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07             43,200
                       Service Corp. International:
     30,000    BB-       Debentures, 7.875% due 2/1/13                                     16,050
                         Notes:
    140,000    BB-         6.000% due 12/15/05                                             77,700
     20,000    BB-         7.700% due 4/15/09                                              10,700
-------------------------------------------------------------------------------------------------
                                                                                        1,007,138
-------------------------------------------------------------------------------------------------
Electronics -- 0.1%
     70,000    BB-     Amkor Technology Inc., Sr. Notes, 9.250% due 5/1/06                 68,600
     70,000    B-      ChipPAC International Co. Ltd., Guaranteed Sr. Sub. Notes,
                         Series B, 12.750% due 8/1/09                                      70,700
     20,000    B1*     Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06                       20,100
-------------------------------------------------------------------------------------------------
                                                                                          159,400
-------------------------------------------------------------------------------------------------
Energy -- 2.9%
    170,000   BB-      AES China Generating Co., Ltd., Notes, 10.125% due 12/15/06        116,450
                       Belco Oil & Gas Corp.:
    280,000    B1*       Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06          287,000
     80,000    B1*       Sr. Sub. Notes, Series B, 8.875% due 9/15/07                      75,600
    655,000    BB      CMS Energy Corp., Sr. Notes, 8.125% due 5/15/02                    641,081
     90,000    B+      Giant Industries, Inc., Guaranteed Sr. Sub. Notes,
                         9.000% due 9/1/07                                                 82,800
     50,000    BB+     Gulf Canada Resources Ltd., Sr. Sub. Debentures,
                         9.625% due 7/1/05                                                 51,750
    160,000    B+      HS Resources, Inc., Guaranteed Sr. Sub. Notes,
                         9.250% due 11/15/06                                              160,400
    110,000    BB-     Leviathan Gas Pipe Line Partners, L.P./Leviathan Finance Corp.,
                         Guaranteed Sr. Sub. Notes, Series B, 10.375% due 6/1/09          116,050
    220,000    B+      Nuevo Energy Co., Sr. Sub. Notes, Series B,
                         9.500% due 6/1/08                                                220,825

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Energy -- 2.9% (continued)
                       Ocean Energy, Inc., Series B:
$   160,000    BB-       Guaranteed Sr. Sub. Notes, 8.875% due 7/15/07                 $  163,000
    160,000    BB-       Sr. Notes, 8.375% due 7/1/08                                     161,200
    220,000    B+      Parker Drilling Co., Guaranteed Sr. Sub. Notes, Series D,
                         9.750% due 11/15/06                                              216,700
     70,000    BB+     Pioneer Natural Resources Co., Guaranteed Sr. Notes,
                         9.625% due 4/1/10                                                 73,675
     20,000    BB      Port Arthur Finance Corp., Guaranteed Sr. Secured Notes,
                         12.500% due 1/15/09                                               20,500
    500,000    Ba3*    R&B Falcon Corp., Guaranteed Sr. Notes,
                         9.500% due 12/15/08                                              536,250
                       RBF Finance Co.:
     80,000    BB-       Guaranteed Sr. Secured Notes, 11.375% due 3/15/09                 91,600
    380,000    BB-       Sr. Secured Notes, 11.000% due 3/15/06                           434,150
     90,000    BB+     Sante Fe Synder Corp., Notes, 8.750% due 6/15/07                    92,700
     70,000    Caa1*   Seven Seas Petroleum Inc., Sr. Notes, 12.500% due 5/15/05           21,350
     50,000    B       Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                         8.750% due 9/15/07                                                49,500
    150,000    BB-     Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07 (b)              150,938
    260,000    BB-     Vintage Petroleum Inc., Sr. Sub. Notes, 9.750% due 6/30/09         273,650
     80,000    NR      XCL Ltd., Sr. Secured Discount Notes,
                         13.500% due 5/1/04 (b)(c)(d)                                      14,400
-------------------------------------------------------------------------------------------------
                                                                                        4,051,569
-------------------------------------------------------------------------------------------------
Entertainment-- 0.5%
    160,000    B-      AMC Entertainment Inc., Sr. Sub. Notes,
                         9.500% due 2/1/11 (b)                                             76,000
    125,000    B-      Cinemark USA Inc., Sr. Sub. Notes, 9.625% due 8/1/08                53,125
    110,000    B       Hollywood Park Inc., Sr. Sub. Notes, 9.250% due 2/15/07 (b)        118,800
                       Regal Cinemas, Inc., Sr. Sub. Notes:
    350,000    CC        9.500% due 6/1/08                                                 29,750
    140,000    CC        8.875% due 12/15/10                                               11,900
                       SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes:
    240,000    BB+       9.125% due 12/1/08 (b)                                           267,600
    110,000    BB+       Series B, 9.125% due 2/1/08                                      121,000
    293,000    C*      United Artists Theatre Co., Sr. Sub. Notes, Series B,
                         9.750% due 4/15/08 (d)                                             7,325
-------------------------------------------------------------------------------------------------
                                                                                          685,500
-------------------------------------------------------------------------------------------------
Environmental Services -- 0.8%
    350,000    BB-     Allied Waste Industries, Inc., Debentures,
                         7.400% due 9/15/35                                               241,500
    390,000    B+      Allied Waste North America, Inc., Guaranteed Sr. Sub. Notes,
                         Series B, 10.000% due 8/1/09                                     335,400

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Environmental Services -- 0.8% (continued)
$    80,000    BB      Azurix Corp., Sr. Dollar Notes, 10.375% due 2/15/07             $   74,000
    500,000    BBB     Waste Management Inc., Guaranteed Sr. Notes,
                         6.875% due 5/15/09                                               455,625
-------------------------------------------------------------------------------------------------
                                                                                        1,106,525
-------------------------------------------------------------------------------------------------
Financial Services -- 2.1%
    135,000    CCC-    Aames Financial Corp., Sr. Notes, 9.125% due 11/1/037                1,213
                       Advanta Corp., Notes:
     80,000    B         7.000% due 5/1/01                                                 76,800
    270,000    B         6.920% due 1/28/02                                               244,687
                       Amresco Inc., Sr. Sub. Notes:
    150,000    CCC-      Series 97-A, 10.000% due 3/15/04                                  81,750
     20,000    CCC-      Series 98-A, 9.875% due 3/15/05                                   10,900
     75,000    BB+     Bangko Sentral ng Pilipinas, Yankee Bonds,
                         8.600% due 6/15/27                                                44,906
     40,000    BB+     Bank United Corp., Sub. Notes, 8.875% due 5/1/07                    38,950
    200,000    B+      Chevy Chase Savings Bank, Sub. Debentures,
                         9.250% due 12/1/05                                               189,500
    110,000    BB      Colonial Capital II, Guaranteed Capital Securities, Series A,
                         8.920% due 1/15/27                                                92,538
    170,000    B-      Conseco Financing Trust III, Guaranteed Capital Securities,
                         8.796% due 4/1/27                                                 60,350
                       ContiFinancial Corp., Sr. Notes:
    250,000    D         7.500% due 3/15/02 (d)                                            36,250
    600,000    D         8.375% due 8/15/03 (d)                                            87,000
     70,000    D         8.125% due 4/1/08 (d)                                             10,150
    190,000    B-      Delta Financial Corp., Sr. Notes, 9.500% due 8/1/04                 86,450
     30,000    BB      FINOVA Capital Corp., Notes, 7.625% due 9/21/09                     17,100
    750,000    BB+     Golden State Holdings Inc., Sr. Notes, 7.000% due 8/1/03           719,062
      1,000    Caa1*   Greate Bay Property Funding, First Mortgage Notes,
                         10.875% due 1/15/04 (d)                                              625
    330,000    Ba3*    Hanvit Bank, Sub. Notes, 11.750% due 3/1/10 (b)                    317,212
    145,000    CCC+    Imperial Credit Capital Trust I, Guaranteed Notes, Series B,
                         10.250% due 6/15/32                                              112,919
     70,000    CCC+    Imperial Credit Industries Inc., Sr. Notes, Series B,
                         9.875% due 1/15/07                                                30,538
    250,000    B-      Nationwide Credit Inc., Sr. Notes, 10.250% due 1/15/08              63,750
    280,000    B2*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                         10.875% due 8/1/27                                               161,000
     45,000    B+      Ocwen Federal Bank FSB, Sub. Debentures,
                         12.000% due 6/15/05                                               41,400
     25,000    B+      Ocwen Financial Corp., Notes, 11.875% due 10/1/03                   21,625
     30,000    CCC+    Pioneer Americas Acquisition Corp., Sr. Secured Notes,
                         9.250% due 6/15/07                                                13,650

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                    VALUE
=================================================================================================
Financial Services -- 2.1% (continued)
$   114,314    D       Polytama International Finance B.V., Guaranteed Notes,
                         Payment-in-kind, 11.250% due 6/15/07                          $    9,431
    314,000    D       Reliance Group Holdings, Inc., Sr. Notes,
                         9.000% due 11/15/00                                               62,800
    155,000    B-      Resource America Inc., Sr. Notes, 12.000% due 8/1/04               142,600
     30,000    Ba2*    Riggs Capital, Trust Preferred Securities,
                         8.625% due 12/31/26 (b)                                           20,925
     40,000    BB      Webster Capital Trust I, Capital Securities,
                         9.360% due 1/29/27 (b)                                            35,550
-------------------------------------------------------------------------------------------------
                                                                                        2,901,631
-------------------------------------------------------------------------------------------------
Food & Beverage -- 0.6%
     40,000    B-      Archibald Candy Corp., Guaranteed Sr. Secured Notes,
                         10.250% due 7/1/04                                                22,450
                       Aurora Foods Inc., Sr. Sub. Notes:
    160,000    CCC+      Series B, 9.875% due 2/15/07                                     124,000
     40,000    CCC+      Series D, 9.875% due 2/15/07                                      31,000
     10,000    B3*     Eagle Family Foods, Inc., Guaranteed Sr. Sub. Notes,
                         Series B, 8.750% due 1/15/08                                       5,150
    250,000    B       FRD Acquisition Co., Sr. Notes, 12.500% due 7/15/04                 91,250
     50,000    B-      Premier International Foods PLC, Sr. Notes,
                         12.000% due 9/1/09                                                39,000
    170,000    CCC+    Rab Enterprises Inc., Sr. Notes, 10.500% due 5/1/05                127,500
    260,000    B-      Triarc Consumer Products Group LLC/Triarc Beverage
                         Holdings Corp., Guaranteed Sr. Sub. Notes,
                         10.250% due 2/15/09                                              292,500
    180,000    C       Vlasic Foods International Inc., Sr. Sub. Notes, Series B,
                         10.250% due 7/1/09                                                89,100
-------------------------------------------------------------------------------------------------
                                                                                          821,950
-------------------------------------------------------------------------------------------------
Health Care -- 2.0%
     80,000    CCC+    Alaris Medical Systems Inc., Sr. Sub. Notes,
                         9.750% due 12/1/06                                                40,400
     70,000    B       Bio-Rad Laboratories, Inc., Sr. Sub. Notes,
                         11.625% due 2/15/07                                               72,275
    125,000    B3*     Extendicare Health Services, Inc., Guaranteed Sr. Sub. Notes,
                         9.350% due 12/15/07                                               66,875
    150,000    Ba3*    Fresenius Medical Care Capital Trust II, Guaranteed Trust
                         Preferred Securities, 7.875% due 2/1/08                          139,875
    120,000    B-      Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                         11.250% due 6/15/09                                               84,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Health Care -- 2.0% (continued)
                       HCA-The Healthcare Co.:
$    50,000    BB+       Debentures, 8.360% due 4/15/24                                  $ 46,375
                         Notes:
    120,000    BB+         6.910% due 6/15/05                                             113,250
    120,000    BB+         7.000% due 7/1/07                                              111,000
     60,000    BB+         7.250% due 5/20/08                                              55,950
     50,000    BB+         7.690% due 6/15/25                                              41,250
    230,000    Ba2*        6.630% due 7/15/45                                             224,250
    190,000    BB+     Healthsouth Corp., Convertible Sub. Debentures,
                         3.250% due 4/1/03                                                161,262
                       ICN Pharmaceuticals, Inc., Sr. Notes:
    180,000    BB        9.250% due 8/15/05                                               175,500
    180,000    BB        8.750% due 11/15/08 (b)                                          179,550
     20,000    BB        9.750% due 11/15/08 (b)                                           19,950
    260,000    NR      Integrated Health Services, Inc., Sr. Sub. Notes,
                         9.500% due 9/15/07 (d)                                             3,900
    305,000    B3*     Kinetic Concepts Inc., Sr. Sub. Notes, 9.625% due 11/1/07          256,200
    100,000    B-      Leiner Health Products Inc., Sr. Sub. Notes,
                         9.625% due 7/1/07                                                 46,500
    100,000    B-      Lifepoint Hospitals Holdings, Inc., Guaranteed Sr. Sub. Notes,
                         Series B, 10.750% due 5/15/09                                    106,750
    200,000    B-      Magellan Health Services, Inc., Sr. Sub. Notes, Series A,
                         9.000% due 2/15/08                                               132,000
                       Mariner Post-Acute Network Inc., Sr. Sub. Notes:
    140,000    C*        9.500% due 11/1/07 (d)                                             3,500
    310,000    C*        Step bond to yield 9.525% due 11/1/07                              4,650
    110,000    C*      Mediq Inc., Sr. Discount Debentures, step bond to yield
                         15.152% due 6/1/09                                                 4,400
    140,000    C*      Mediq/PRN Life Support Services, Inc., Guaranteed Sr. Sub.
                         Notes, 11.000% due 6/1/08 (b)(d)                                   4,900
     20,000    B       Medpartners Inc., Sr. Sub. Notes, 7.375% due 10/1/06                18,100
    330,000    C*      Multicare Cos. Inc., Sr. Sub. Notes, 9.000% due 8/1/07 (d)          14,850
    170,000    Ca*     Paracelsus Healthcare Corp., Sr. Sub. Notes,
                         10.000% due 8/15/06 (d)                                           70,550
                       Sun Healthcare Group Inc., Sr. Sub. Notes:
    165,000    NR        9.500% due 7/1/07 (b)(d)                                           5,775
    190,000    NR        9.375% due 5/1/08 (d)                                              6,650
                       Tenet Healthcare Corp.:
     15,000    BB+       Sr. Notes, 8.000% due 1/15/05                                     14,831
                         Sr. Sub. Notes:
    245,000    BB-         8.625% due 1/15/07                                             245,000
    150,000    BB-         8.125% due 12/1/08 (b)                                         145,312

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Health Care -- 2.0% (continued)
$   150,000    B-      Triad Hospitals Holdings, Inc., Guaranteed Sr. Sub. Notes,
                         11.000% due 5/15/09                                           $  156,750
-------------------------------------------------------------------------------------------------
                                                                                        2,772,380
-------------------------------------------------------------------------------------------------
Hotel/Casino -- 3.5%
     60,000    B-      Ameristar Casinos, Inc., Guaranteed Sr. Sub. Notes,
                         Series B, 10.500% due 8/1/04                                      60,900
    130,000    B1*     Anchor Gaming, Sr. Sub. Notes, 9.875% due 10/15/08 (b)             132,113
    190,000    B-      Autotote Corp., Guaranteed Sr. Sub. Notes,
                         12.500% due 8/15/10 (b)                                          188,100
    100,000    B-      Epic Resorts Inc., Sr. Secured Notes, 13.000% due 6/15/05           38,000
    110,000    BB      FelCor Lodging L.P., Sr. Notes, 9.500% due 9/15/08 (b)             109,725
    300,000    Caa3*   Fitzgeralds Gaming Corp., Sr. Secured Notes,
                         12.250% due 12/15/04 (d)                                         160,500
    400,000    BBB-    Harrah's Operating Co., Inc., Guaranteed Sr. Notes,
                         7.500% due 1/15/09                                               374,500
                       HMH Properties, Inc.:
    500,000    BB        Guaranteed Sr. Notes, Series B, 7.875% due 8/1/08                462,500
     50,000    BB        Sr. Notes, 8.450% due 12/1/08                                     47,750
    280,000    B       Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                         11.250% due 5/1/07                                               289,100
     20,000    BB+     International Game Technology, Sr. Exchange Notes,
                         8.375% due 5/15/09                                                19,600
    350,000    B       Isle of Capri Black Hawk LLC/Isle of Capri Black Hawk
                         Capital Corp., First Mortgage Notes, Series B,
                         13.000% due 8/31/04                                              382,375
     90,000    B       Isle of Capri Casinos Corp., Guaranteed Sr. Sub. Notes,
                         Series B, 8.750% due 4/15/09                                      82,125
    180,000    BB-     Mandalay Resort Group, Sr. Sub. Notes, Series B,
                         10.250% due 8/1/07                                               184,950
    170,000    BB+     MGM Mirage Inc., Guaranteed Sr. Sub. Notes,
                         9.750% due 6/1/07                                                177,225
                       Mohegan Tribal Gaming Authority:
     60,000    BB        Sr. Exchange Notes, 8.125% due 1/1/06                             58,275
    170,000    BB-       Sr. Sub. Notes, 8.750% due 1/1/09                                166,600
                       Park Place Entertainment Corp., Sr. Sub. Notes:
     80,000    BB+       9.375% due 2/15/07                                                81,000
    130,000    BB+       8.875% due 9/15/08                                               128,050
                       Starwood Hotels & Resorts Worldwide Inc., Notes:
    250,000    BB+       6.250% due 11/15/00                                              250,000
    300,000    BB+       6.750% due 11/15/03                                              289,125
    670,000    B-      Trump Atlantic City Associates/Trump Atlantic City
                         Funding, Inc., First Mortgage Notes, 11.250% due 5/1/06          462,300

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
36                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Hotel/Casino -- 3.5% (continued)
                       Trump's Castle Funding, Inc.:
$   340,000    Caa1*     Mortgage Notes, 11.750% due 11/15/03                          $  281,350
    230,000    NR        Notes, 10.250% due 4/30/03 (b)                                   230,000
    170,000    B-      Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
                         Guaranteed Mortgage Notes, 12.250% due 11/15/04                  172,975
-------------------------------------------------------------------------------------------------
                                                                                        4,829,138
-------------------------------------------------------------------------------------------------
Industrial Goods & Services -- 1.0%
    260,000    B-      Better Minerals & Aggregates Co., Guaranteed Sr. Sub. Notes,
                         13.000% due 9/15/09                                              243,100
                       Flextronics International Ltd., Sr. Sub. Notes:
    150,000    B+        8.750% due 10/15/07                                              145,500
    250,000    Ba3*      9.875% due 7/1/10 (b)                                            253,750
    190,000    B       Flowserve Corp., Guaranteed Sr. Sub. Notes,
                         12.250% due 8/15/10 (b)                                          193,325
     40,000    B       Hexcel Corp., Convertible Sub. Notes, 7.000% due 8/1/03             36,150
    375,000    B       North Atlantic Trading Co., Inc., Sr. Notes, Series B,
                         11.000% due 6/15/04                                              305,625
    340,000    BB      Owens-Illinois Inc., Sr. Notes, 8.100% due 5/15/07                 243,100
-------------------------------------------------------------------------------------------------
                                                                                        1,420,550
-------------------------------------------------------------------------------------------------
Manufacturing -- 0.8%
    290,000    B-      Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09                    246,500
    200,000    B-      Roller Bearing Co., Inc., Sr. Sub. Notes, 9.625% due 6/15/07       179,000
    410,000    CCC+    Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08               315,700
    280,000    B-      Tekni-Plex, Inc., Sr. Sub. Notes, Series B,
                         12.750% due 6/15/10                                              256,200
    140,000    B+      Tenneco Automotive Inc., Guaranteed Sr. Sub. Notes,
                         Series B, 11.625% due 10/15/09                                    81,900
-------------------------------------------------------------------------------------------------
                                                                                        1,079,300
-------------------------------------------------------------------------------------------------
Metals -- 0.7%
    160,000    BB      AK Steel Corp., Sr. Notes, 7.875% due 2/15/09                      145,600
    128,550    CCC     Anker Coal Group Inc., Sr. Secured Notes,
                         14.250% due 9/1/07                                                57,205
     60,000    CCC     Continental Global Group Inc., Sr. Notes, 11.000% due 4/1/07        21,300
                       Kaiser Aluminum & Chemical Corp.:
     20,000    B1*       Guaranteed Sr. Notes, 9.875% due 2/15/02                          16,900
     20,000    B1*       Sr. Notes, Series B, 10.875% due 10/15/06                         16,900
    190,000    B3*       Sr. Sub. Notes, 12.750% due 2/1/03                               143,450
    200,000    NR      Lodestar Holdings Inc., Sr. Notes, 11.500% due 5/15/05              33,000
    250,000    BB-     The LTV Corp., Guaranteed Sr. Exchange Notes,
                         11.750% due 11/15/09                                             101,250
    300,000    B2*     National Steel Corp., First Mortgage Bonds, Series D,
                         9.875% due 3/1/09                                                130,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Metals -- 0.7% (continued)
$    70,000    B+      Oregon Steel Mills, Inc., Guaranteed First Mortgage Notes,
                         11.000% due 6/15/03                                           $   51,450
    110,000    B+      WCI Steel Inc., Sr. Secured Notes, Series B,
                         10.000% due 12/1/04                                               90,200
     20,000    B       Weirton Steel Corp., Sr. Notes, 10.750% due 6/1/05                  14,300
     70,000    D       Wheeling-Pittsburg Corp., Guaranteed Sr. Notes,
                         9.250% due 11/15/07 (d)                                           21,350
    170,000    B-      WHX Corp., Sr. Notes, 10.500% due 4/15/05                          106,250
-------------------------------------------------------------------------------------------------
                                                                                          949,655
-------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.7%
    230,000    B       AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07           189,750
     60,000    CCC     Four M Corp., Sr. Secured Notes, Series B,
                         12.000% due 6/1/06                                                55,500
     90,000    B       Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                         13.000% due 6/1/10 (c)                                            67,950
    300,000    BB      Norampac Inc., Sr. Notes, 9.500% due 2/1/08                        303,000
    100,000    B+      Packaging Corp., Sr. Sub. Notes, 9.625% due 4/1/09 (b)             102,500
    210,000    BB-     Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03              186,900
                       Stone Container Corp:
     30,000    B         Rating Adjustable Sr. Notes, 12.580% due 8/1/16                   30,675
     90,000    BB-       Sr. Sub. Debentures, 12.250% due 4/1/02                           90,450
-------------------------------------------------------------------------------------------------
                                                                                        1,026,725
-------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.8%
    235,000    B3*     APP China Group Ltd., Sr. Discount Notes,
                         14.000% due 3/15/10 (b)                                           99,287
    300,000    Caa*    APP Finance II Mauritius Ltd., Perpetual Notes, 12.000%             99,750
                       Doman Industries Ltd.:
    170,000    B+        Guaranteed Sr. Notes, 12.000% due 7/1/04                         165,750
    205,000    B         Sr. Notes, 8.750% due 3/15/04                                    121,462
                       Gaylord Container Corp.:
    130,000    B-        Sr. Notes, Series B, 9.375% due 6/15/07                           82,550
     80,000    CCC+      Sr. Sub. Notes, Series B, 9.875% due 2/15/08                      24,400
    195,000    B3*     Indah Kiat Finance Mauritius Ltd., Sr. Notes,
                         10.000% due 7/1/07                                                80,437
    190,000    B+      Pacifica Paper, Inc., Sr. Notes, 10.000% due 3/15/09               190,475
    395,000    B3*     Pindo Deli Finance Mauritius Ltd., Sr. Notes,
                         10.750% due 10/1/07                                              158,987
    399,000    CCC+    Repap New Brunswick Inc., Sr. Notes, 10.625% due 4/15/05           411,967
    805,000    CCC+    Riverwood International Corp., Sr. Sub. Notes,
                         10.875% due 4/1/08                                               730,537
    150,000    BB+     Tembec Industries Inc., Guaranteed Sr. Notes,
                         8.625% due 6/30/09                                               147,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
38                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Paper/Forestry Products -- 1.8% (continued)
$   220,000    B3*     Tjiwi Kimia Finance Mauritius Ltd., Guaranteed Sr. Notes,
                         10.000% due 8/1/04                                            $  110,550
-------------------------------------------------------------------------------------------------
                                                                                        2,423,527
-------------------------------------------------------------------------------------------------
Publishing -- 0.4%
                       Garden State Newspapers, Inc., Sr. Sub. Notes:
    115,000    B+        8.750% due 10/1/09                                               105,225
    110,000    B+        8.625% due 7/1/11 (b)                                            101,750
    200,000    B-      Perry-Judd Inc., Sr. Sub. Notes, 10.625% due 12/15/07              179,000
                       PRIMEDIA Inc., Guaranteed Sr. Notes:
     10,000    BB-       7.625% due 4/1/08                                                  9,050
     50,000    BB-       Series B, 8.500% due 2/1/06                                       48,000
                       Von Hoffman Press Inc., Sr. Sub. Notes:
     30,000    B-        10.375% due 5/15/07 (b)                                           27,150
     27,755    NR        13.500% due 5/15/09 (b)                                           24,008
-------------------------------------------------------------------------------------------------
                                                                                          494,183
-------------------------------------------------------------------------------------------------
Retail -- 1.6%
    350,000    BBB-    7-Eleven, Inc., Sr. Sub. Second Priority Notes,
                         4.500% due 6/15/04                                               288,750
    300,000    B       Amazon.com, Inc., Sr. Discount Notes, step bond to yield
                         13.685% due 5/1/08                                               152,250
    215,000    B+      Grupo Elektra S.A. de C.V., Sr. Notes, 12.000% due 4/1/08 (b)      195,650
    370,000    Baa3*   Kmart Corp., Sr. Notes, 8.375% due 12/1/04                         320,513
    150,000    B       Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05                   142,875
    280,000    B+      NBTY, Inc., Sr. Sub. Notes, Series B, 8.625% due 9/15/07           235,200
    370,000    Baa3*   Saks Inc., Guaranteed Sr. Notes, 8.250% due 11/15/08               212,750
    480,000    BB-     Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09             487,200
                       Tricon Global Restaurants, Inc., Sr. Notes:
     90,000    Ba1*      7.450% due 5/15/05                                                85,500
     90,000    Ba1*      7.650% due 5/15/08                                                83,475
-------------------------------------------------------------------------------------------------
                                                                                        2,204,163
-------------------------------------------------------------------------------------------------
Technology -- 1.2%
                       Covad Communications Group, Inc.:
     70,000    B-        Sr. Discount Notes, Series B, step bond to yield
                           14.502% due 3/15/08                                             19,950
                         Sr. Notes:
    100,000    B-          12.500% due 2/15/09                                             48,000
      6,000    B-          Series B, 12.000% due 2/15/10                                    2,790
    440,000    NR      Cybernet Internet Services International, Inc., Convertible
                         Sub. Notes, step bond to yield 12.491% due 8/15/09 (b)           178,200
    625,000    NR      DIVA Systems Corp., Sr. Discount Notes, step bond to yield
                         18.291% due 3/1/08                                               279,687
    150,000    NR      Equinix Inc., Sr. Notes, 13.000% due 12/1/07                       120,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Technology -- 1.2% (continued)
                       Exodus Communications, Inc., Sr. Notes:
$    40,000    B         11.250% due 7/1/08                                            $   37,400
     80,000    B         10.750% due 12/15/09                                              72,800
    320,000    B         11.625% due 7/15/10 (b)                                          297,600
                       Fairchild Semiconductor Corp.:
     30,000    B         Guaranteed Sr. Sub. Notes, 10.375% due 10/1/07                    29,550
    180,000    B         Sr. Sub. Notes, 10.125% due 3/15/07                              175,500
    110,000    B-      Globix Corp., Sr. Notes, 12.500% due 2/1/10                         61,050
     62,969    NR      InterAct Operating Co., Notes, 14.000% due 8/1/03                    3,148
    140,000    NR      Intira Corp., Sr. Notes, 13.000% due 2/1/10 (b)                     58,800
    110,000    Caa1*   NorthPoint Communications Group, Inc., Sr. Notes,
                         12.875% due 2/15/10                                              102,850
                       PSINet Inc., Sr. Notes:
    110,000    CCC       11.500% due 11/1/08                                               54,725
    110,000    CCC       11.000% due 8/1/09                                                53,625
-------------------------------------------------------------------------------------------------
                                                                                        1,595,675
-------------------------------------------------------------------------------------------------
Telecommunications -- 8.7%
    120,000    B       360networks Inc., Sr. Notes, 13.000% due 5/1/08                     96,600
     70,000    Caa1*   AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                         12.430% due 10/1/09                                               40,425
    180,000    CCC+    Alamosa PCS Holdings Inc., Guaranteed Sr. Discount Notes,
                         step bond to yield 12.315% due 2/15/10                            87,300
    140,000    B+      Alaska Communications Systems Holdings, Inc., Guaranteed
                         Sr. Sub. Notes, 9.375% due 5/15/09                               121,100
                       Allegiance Telecom, Inc.:
     10,000    B         Sr. Discount Notes, Series B, step bond to yield
                           11.357% due 2/15/08                                              6,950
     60,000    B         Sr. Notes, 12.875% due 5/15/08                                    59,700
                       American Cellular Corp., Term Loans:
    560,000    NR        Series B, 9.640% due 3/1/08 (b)                                  560,000
    640,000    NR        Series C, 9.890% due 3/1/08 (b)                                  640,000
     90,000    CCC+    Arch Communications Group, Inc., Sr. Discount Notes,
                         step bond to yield 16.036% due 3/15/08                            36,450
    110,000    B3*     Barak I.T.C., Sr. Discount Notes, Series B, step bond to yield
                         12.031% due 11/15/07                                              56,925
    260,000    B3*     Benedek Communications Corp., Sr. Discount Notes,
                         step bond to yield 11.314% due 5/15/06                           222,300
     90,000    NR      Birch Telecom Inc., Sr. Notes, 14.000% due 6/15/08                  54,675
    400,000    NR      Celcaribe S.A., Sr. Notes, 14.500% due 3/15/04                     322,000
     23,000    BB-     Celestica International Inc., Sr. Sub. Notes,
                         10.500% due 12/31/06                                              23,748
    700,000    NR      CellNet Data Systems, Inc., Sr. Discount Notes,
                         step bond to yield 14.990% due 10/1/07                             4,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
40                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Telecommunications -- 8.7% (continued)
$    20,000    Ba1*    Clearnet Communications Inc., Sr. Discount Notes,
                         step bond to yield 11.294% due 12/15/05                       $   21,300
    220,000    NR      Colo.com, Sr. Notes, 13.875% due 3/15/10 (b)(c)                    166,100
    100,000    B       Crown Castle International Corp., Sr. Notes,
                         10.750% due 8/1/11                                               103,000
     50,000    B       Dobson Communications Corp., Sr. Notes,
                         10.875% due 7/1/10                                                48,250
    200,000    B3*     Dobson/Sygnet Communications Co., Sr. Notes,
                         12.250% due 12/15/08                                             196,000
    760,000    B       EchoStar Broadband Corp., Sr. Notes,
                         10.375% due 10/1/07 (b)                                          765,700
     60,000    B-      Esprit Telecom Group Inc., Sr. Notes, 11.500% due 12/15/07          12,300
    270,000    NR      FirstWorld Communications, Inc., Sr. Discount Notes,
                         step bond to yield 13.891% due 4/15/08                            54,000
                       Focal Communications Corp.:
    210,000    B-        Sr. Discount Notes, Series B, step bond to yield
                           11.093% due 2/15/08                                            106,050
     75,000    B-        Sr. Notes, Series B, 11.875% due 1/15/10                          58,125
                       Global Crossing Holdings Ltd., Guaranteed Sr. Notes:
    135,000    BB        9.125% due 11/15/06                                              129,431
    410,000    BB        9.625% due 5/15/08                                               393,600
     50,000    Caa1*   Golden Sky DBS Inc., Sr. Discount Notes, Series B,
                         step bond to yield 11.683% due 3/1/07                             35,250
    125,000    B+      Grupo Iusacell S.A. de C.V., Sr. Notes, 14.250% due 12/1/06        126,250
    230,000    Caa1*   Horizon PCS, Inc., Guaranteed Sr. Discount Notes,
                         step bond to yield 13.569% due 10/1/10 (b)(c)                    110,400
    230,000    D       ICG Holdings, Inc., Guaranteed Sr. Secured Discount Notes,
                         step bond to yield 13.118% due 5/1/06                             39,100
    440,000    B-      ICG Services, Inc., Sr. Discount Notes, step bond to yield
                         9.350% due 2/15/08                                                50,600
    160,000    B-      Innova S. de R.L., Sr. Notes, 12.875% due 4/1/07                   145,000
    500,000    B-      KMC Telecom Holdings, Inc., Sr. Discount Notes,
                         step bond to yield 13.273% due 2/15/08                            52,500
                       Level 3 Communications, Inc., Sr. Notes:
    210,000    B         11.000% due 3/15/08                                              190,050
     30,000    B         9.125% due 5/1/08                                                 24,375
    140,000    B+      McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09                      121,800
                       Metrocall, Inc., Sr. Sub. Notes:
     40,000    B3*       10.375% due 10/1/07                                               16,600
     30,000    B3*       9.750% due 11/1/07                                                13,050
     50,000    B3*       11.000% due 9/15/08                                               22,250
     90,000    B-      MGC Communications, Inc./Mpower Holdings Corp.,
                         Sr. Notes, 13.000% due 4/1/10                                     50,850

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Telecommunications -- 8.7% (continued)
$   230,000    B3*     Microcell Communications, Sr. Discount Notes,
                         step bond to yield 11.922% due 6/1/06                           $222,525
    180,000    B-      Millicom International Cellular S.A., Sr. Discount Notes,
                         step bond to yield 11.376% due 6/1/06                            146,700
    150,000    NR      Motient Corp., Guaranteed Sr. Notes, Series B,
                         12.250% due 4/1/08                                               108,000
                       Nextel Communications, Inc.:
    310,000    B1*       Convertible Sr. Notes, 5.250% due 1/15/10                        261,950
                         Sr. Serial Redeemable Notes:
    260,000    B1*         12.000% due 11/1/08                                            278,850
    610,000    B1*         9.375% due 11/15/09                                            590,175
                       Nextel International, Inc.:
    170,000    B-        Sr. Discount Notes, step bond to yield
                           11.801% due 4/15/08                                            104,125
    210,000    B-        Sr. Notes, 12.750% due 8/1/10 (b)                                195,825
    410,000    B3*     Nextel Partners, Inc., Sr. Notes, 11.000% due 3/15/10 (b)          408,975
    130,000    NR      NorthEast Optic Network Inc., Sr. Notes,
                         12.750% due 8/15/08                                               95,550
     50,000    NR      OnePoint Communications Corp., Guaranteed Sr. Notes,
                         Series B, 14.500% due 6/1/08                                      50,250
                       Orbital Imaging Corp., Sr. Notes:
    110,000    CCC       Series B, 11.625% due 3/1/05                                      25,850
     20,000    CCC       Series D, 11.625% due 3/1/05 (b)                                   4,700
                       Paging Network, Inc.:
     40,000    NR        Sr. Notes, 13.500% due 6/6/05 (d)                                  2,700
                         Sr. Sub. Notes:
     20,000    NR          8.875% due 2/1/06 (d)                                            4,600
     70,000    NR          10.000% due 10/15/08 (d)                                        16,100
                       Pinnacle Holdings Inc.:
     80,000    NR        Convertible Notes, 5.500% due 9/15/07 (b)                         45,300
    320,000    B         Sr. Discount Notes, step bond to yield
                           11.355% due 3/15/08                                            184,000
    170,000    Ba2*    Price Communications Wireless Inc., Sr. Secured Notes,
                         9.125% due 12/15/06                                              170,850
    200,000    B-      Primus Telecom Group, Inc., Sr. Notes, 9.875% due 5/15/08           97,000
    120,000    B-      RCN Corp., Sr. Notes, 10.125% due 1/15/10                           82,200
    250,000    Ba2*    Rogers Cantel, Inc., Sr. Sub. Notes, 8.800% due 10/1/07            248,750
                       RSL Communications PLC, Guaranteed Sr. Notes:
     70,000    Caa3*     9.125% due 3/1/08                                                 10,938
    100,000    Caa3*     10.500% due 11/15/08                                              18,250
    400,000    Caa3*     12.875% due 3/1/10 (b)                                            82,000
                       SpectraSite Holdings, Inc., Sr. Discount Notes:
    100,000    B-        Series B, step bond to yield 13.384% due 3/15/10                  49,000
     70,000    B-        Step bond to yield 12.149% due 4/15/09 (b)                        36,487

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
42                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Telecommunications -- 8.7% (continued)
$    70,000    B-      Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                 $ 59,150
    200,000    B-      Telecommunications Techniques Co., LLC, Guaranteed
                         Sr. Sub. Notes, 9.750% due 5/15/08                               189,000
    280,000    B3*     TeleCorp PCS, Inc., Guaranteed Sr. Sub. Notes,
                         10.625% due 7/15/10                                              280,700
     80,000    NR      TeleHub Communications Corp., Sr. Discount Notes,
                         step bond to yield 13.334% due 7/31/05                            14,000
    300,000    B-      Time Warner Telecom LLC Inc., Sr. Notes,
                         9.750% due 7/15/08                                               267,000
     45,000    B       Transtel Pass Through Trust, Trust Certificates,
                         12.500% due 11/1/07 (b)(d)                                        16,313
     30,000    B3*     Triton PCS, Inc., Guaranteed Sr. Sub. Discount Notes,
                         step bond to yield 10.495% due 5/1/08                             22,875
    310,000    Caa1*   UbiquiTel Operating Co., Guaranteed Sr. Sub. Discount Notes,
                         step bond to yield 15.238% due 4/15/10                           141,050
                       United Pan-Europe Communications NV:
                         Sr. Discount Notes, Series B, step bond to yield:
    210,000    B           14.098% due 8/1/09                                              82,950
    370,000    B           13.181% due 2/1/10                                             138,750
    130,000    B         Sr. Notes, Series B, 10.875% due 8/1/09                           96,850
    275,000    CCC+    US Unwired Inc., Guaranteed Sr. Discount Notes, Series B,
                         step bond to yield 13.365% due 11/1/09                           135,437
     10,000    B-      USA Mobile Communications Holdings, Inc., Sr. Notes,
                         9.500% due 2/1/04                                                  7,150
    140,000    B-      VersaTel Telecom International NV, Sr. Notes,
                         13.250% due 5/15/08                                              107,100
                       Viasystems, Inc., Sr. Sub. Notes:
    200,000    B         9.750% due 6/1/07                                                179,000
    140,000    B         Series B, 9.750% due 6/1/07                                      125,300
                       Viatel, Inc.:
    990,000    B-        Sr. Discount Notes, step bond to yield
                           11.716% due 4/15/08                                            297,000
     78,000    B-        Sr. Dollar Notes, 11.500% due 3/15/09                             39,390
    340,000    B2*     VoiceStream Wireless Corp./VoiceStream Wireless Holdings,
                         Sr. Notes, 10.375% due 11/15/09                                  365,500
    200,000    Caa2*   WebLink Wireless, Inc., Sr. Discount Notes,
                         step bond to yield 16.256% due 2/1/08                             78,000
                       Williams Communications Group, Inc.:
     70,000    B+        Sr. Notes, 11.700% due 8/1/08 (b)                                 62,825
    130,000    B+        Sr. Redeemable Notes, 10.875% due 10/1/09                        110,175
                       Winstar Communications Inc.:
     43,000    B-        Sr. Discount Notes, step bond to yield
                           18.113% due 4/15/10 (b)                                         13,545
    310,000    B-        Sr. Exchange Notes, 12.750% due 4/15/10                          220,100

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Telecommunications -- 8.7% (continued)
$   190,000    B-      World Access, Inc., Sr. Notes, Series B,
                         13.250% due 1/15/08                                          $   133,950
-------------------------------------------------------------------------------------------------
                                                                                       12,109,239
-------------------------------------------------------------------------------------------------
Telephone -- 1.1%
     90,000    NR      Bestel S.A., Sr. Discount Notes, step bond to yield
                         13.231% due 5/15/05                                               53,325
    245,000    B       BTI Telecom Corp., Sr. Notes, 10.500% due 9/15/07                  123,725
    110,000    B+      Call-Net Enterprises, Inc., Sr. Notes, 8.000% due 8/15/08           44,550
    190,000    B-      CFW Communications Co., Sr. Notes,
                         13.000% due 8/15/10 (b)(c)                                       158,650
                       Hermes Europe Railtel B.V., Sr. Notes:
     10,000    B         11.500% due 8/15/07                                                4,550
     20,000    B         10.375% due 1/15/09                                                9,100
    110,000    B3*     Intermedia Communications Inc., Sr. Sub. Discount Notes,
                         Series B, step bond to yield 12.724% due 3/1/09                   70,950
    190,000    CCC+    iPCS, Inc., Sr. Discount Notes, step bond to yield
                         13.181% due 7/15/10 (b)(c)                                        89,300
    300,000    CCC+    Madison River Capital, LLC/Madison River Finance Corp.,
                         Sr. Notes, Series B, 13.250% due 3/1/10                          217,500
    215,000    NR      Maxcom Telecomunicaciones S.A. de C.V., Guaranteed Sr.
                         Notes, 13.750% due 4/1/07 (c)                                     99,975
                       Netia Holdings B.V.:
    130,000    B+        Guaranteed Sr. Discount Notes, step bond to yield
                           13.787% due 11/1/07                                             81,250
     40,000    B+        Guaranteed Sr. Notes, 10.250% due 11/1/07                         29,800
    190,000    B       NEXTLINK Communications, Inc., Sr. Notes,
                         10.500% due 12/1/09                                              165,300
    170,000    NR      Startec Global Communications Corp., Sr. Notes,
                         12.000% due 5/15/08                                              111,350
    235,000    A+      Telefonica Europe B.V., Guaranteed Notes,
                         7.750% due 9/15/10                                               236,469
-------------------------------------------------------------------------------------------------
                                                                                        1,495,794
-------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.6%
    280,000    BB-     Guess Jeans Inc., Sr. Sub. Notes, 9.500% due 8/15/03               275,800
     85,000    NR      Kasper ASL Ltd., Sr. Notes, 13.000% due 3/31/04                     48,875
                       Levi Strauss & Co., Notes:
    170,000    BB-       6.800% due 11/1/03                                               139,825
     40,000    BB-       7.000% due 11/1/06                                                29,400
                       WestPoint Stevens Inc., Sr. Notes:
    380,000    BB        7.875% due 6/15/05                                               283,100
     60,000    BB        7.875% due 6/15/08                                                40,800

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
44                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Textiles/Apparel -- 0.6% (continued)
                       William Carter Co., Sr. Sub. Notes:
$    15,000    B-        10.375% due 12/1/06                                           $   14,325
     50,000    NR        12.000% due 10/1/08                                               45,500
-------------------------------------------------------------------------------------------------
                                                                                          877,625
-------------------------------------------------------------------------------------------------
Transportation -- 0.7%
    100,000    BB-     Eletson Holdings Inc., Notes, 9.250% due 11/15/03                   96,250
                       Guangzhou-Shenzhen Superhighway (Holdings) Ltd.,
                         Sr. Notes:
    190,000    BB-         9.875% due 8/15/04 (b)                                         129,675
     75,000    BB-         10.250% due 8/15/07                                             48,938
     40,000    BB      International Shipholding Corp., Sr. Notes,
                         7.750% due 10/15/07                                               35,600
    150,000    Ba2*    Kansas City Southern Railway Co., Sr. Notes,
                         9.500% due 10/1/08 (b)                                           153,000
     40,000    Ca*     Kitty Hawk Inc., Sr. Secured Notes, 9.950% due 11/15/04 (d)         23,200
    180,000    B+      Pegasus Shipping (Hellas) Ltd., Sr. Notes,
                         14.500% due 6/20/08 (d)                                            8,100
    350,000    B-      RailAmerica Transportation Corp., Sr. Sub. Notes,
                         12.875% due 8/15/10 (b)(c)                                       330,750
    245,000    B+      TFM S.A. de C.V., Guaranteed Sr. Discount Notes,
                         step bond to yield 11.799% due 6/15/09                           179,462
     25,000    B+      Transportacion Maritima Mexicana S.A. de C.V., Sr. Notes,
                         9.250% due 5/15/03                                                19,813
-------------------------------------------------------------------------------------------------
                                                                                        1,024,788
-------------------------------------------------------------------------------------------------
Utilities -- 1.5%
    350,000    Ba1*    The AES Corp., Sr. Notes, 9.375% due 9/15/10                       357,000
                       Calpine Corp., Sr. Notes:
     30,000    BB+       9.250% due 2/1/04                                                 30,000
     80,000    BB+       10.500% due 5/15/06                                               82,400
    100,000    BB+       8.750% due 7/15/07                                                98,125
     50,000    BB+       7.875% due 4/1/08                                                 47,625
     10,000    BB+       7.750% due 4/15/09                                                 9,413
                       Midland Funding, Sr. Secured Lease Obligations:
    240,000    BB+       Series A, 11.750% due 7/23/05                                    266,100
    575,000    BB+       Series B, 13.250% due 7/23/06                                    667,719
    101,636    BBB-      Series C-94, 10.330% due 7/23/02                                 103,415
                       Northeast Utilities, Notes:
     97,066    BB+       8.380% due 3/1/05                                                 95,732
     14,939    BB+       8.580% due 12/1/06                                                14,697
    250,000    CC      Panda Global Energy Co., Sr. Secured Notes,
                         12.500% due 4/15/04                                              113,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    45

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT   RATING(a)                       SECURITY                                      VALUE
=================================================================================================
Utilities -- 1.5% (continued)
$   240,000    BB-     York Power Funding, Guaranteed Notes,
                         12.000% due 10/30/07 (b)                                     $   240,000
-------------------------------------------------------------------------------------------------
                                                                                        2,125,976
-------------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES
                       (Cost -- $76,536,743)                                           62,350,841
=================================================================================================

   SHARES                                    SECURITY                                      VALUE
=================================================================================================
PURCHASED OPTION -- 0.6%
  3,000,000            Japanese 10-year Government Bonds, Call @ $105,
                        Expire 12/1/00 (Cost -- $783,171)                                 778,713
=================================================================================================
COMMON STOCK -- 0.0%
Agriculture -- 0.0%
         22            PSF Holdings LLC, Class A Shares (f)                                28,632
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
      1,600            Spanish Broadcasting System, Inc., Class A Shares (f)               14,400
-------------------------------------------------------------------------------------------------
Consumer Products -- 0.0%
         44            Mothers Work, Inc. (f)                                                 418
-------------------------------------------------------------------------------------------------
Food & Beverage -- 0.0%
         25            AmeriKing, Inc. (f)                                                     25
      2,833            Aurora Foods, Inc. (f)                                               7,970
-------------------------------------------------------------------------------------------------
                                                                                            7,995
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
     33,576            Celcaribe S.A.                                                       4,197
        282            Mpower Communications Corp. (f)                                      1,833
        168            RSL Communications, Ltd., Class A Shares (f)                           210
-------------------------------------------------------------------------------------------------
                                                                                            6,240
-------------------------------------------------------------------------------------------------
                       TOTAL COMMON STOCK
                       (Cost -- $118,337)                                                  57,685
=================================================================================================
PREFERRED STOCK -- 2.3%
Banking -- 0.4%
      5,400            California Federal Preferred Capital Corp.,
                         9.125% Noncumulative Exchangeable, Series A                      124,200
      3,500            Chevy Chase Preferred Capital Corp.,
                         10.375% Noncumulative Exchangeable, Series A                     178,500
      2,500            First Republic Preferred Capital Corp.,
                         10.500% Noncumulative Exchangeable, Series A                     215,625
-------------------------------------------------------------------------------------------------
                                                                                          518,325
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
46                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   SHARES                                    SECURITY                                     VALUE
=================================================================================================
Broadcasting -- 0.5%
      2,195            Citadel Broadcasting Co., 13.250% Exchangeable, Series B        $  234,341
                       Paxson Communications Corp.:
         12              9.750% Convertible                                               115,195
         28              13.250% Cumulative Junior Exchangeable                           274,960
-------------------------------------------------------------------------------------------------
                                                                                          624,496
-------------------------------------------------------------------------------------------------
Cable -- 0.3%
      4,411            CSC Holdings Inc., 11.750% Redeemable Exchangeable,
                         Series H                                                         470,876
-------------------------------------------------------------------------------------------------
Energy -- 0.1%
      1,311            R&B Falcon Corp., 13.875% Sr. Cumulative Redeemable                170,486
-------------------------------------------------------------------------------------------------
Food -- 0.0%
      1,605            AmeriKing Inc., 13.000% Sr. Exchangeable                             1,605
-------------------------------------------------------------------------------------------------
Health Care -- 0.0%
        100            Fresenius Medical Capital Trust I, 9.000% Guaranteed Trust
                         Preferred Securities                                               9,825
-------------------------------------------------------------------------------------------------
Metals -- 0.1%
      7,000            LTV Corp., 8.250% Cumulative Convertible (b)                       147,875
-------------------------------------------------------------------------------------------------
Pet Products -- 0.1%
      3,000            Doane Pet Care Co., 14.250% Junior Sub. Exchangeable                96,000
-------------------------------------------------------------------------------------------------
Technology -- 0.0%
      1,700            PSINet Inc., 7.000% Cumulative Convertible (b)                      25,500
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.8%
          1            Broadwing Communications Inc.,
                         12.500% Junior Exchangeable, Series B                              1,000
                       Dobson Communications Corp.:
        175              12.250% Sr. Redeemable Exchangeable                              169,750
      2,060              13.000% Sr. Exchangeable                                         187,975
      5,760            Global Telesystems Inc., 7.250% Cumulative Convertible (b)          38,880
        204            ICG Holdings, Inc., 14.250% Exchangeable                             4,590
        110            InterAct Electronic Marketing Inc.,
                         14.000% Cumulative Convertible                                         1
        276            Intermedia Communications Inc., 13.500% Redeemable
                         Exchangeable, Series B                                           236,136
                       Nextel Communications, Inc.:
         20              11.125% Exchangeable, Series E                                     1,875
      1,060              13.000% Exchangeable, Series D                                   106,265
      2,000            Rural Cellular Corp., 12.250% Exchangeable                         158,250

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    47

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   SHARES                                    SECURITY                                     VALUE
=================================================================================================
Telecommunications -- 0.8% (continued)
                       XO Communications, Inc.:
        927              13.500% Sr. Exchangeable Redeemable, Series B                 $   69,792
      3,191              14.000% Sr. Exchangeable Redeemable                              130,072
-------------------------------------------------------------------------------------------------
                                                                                        1,104,586
-------------------------------------------------------------------------------------------------
Utilities -- 0.0%
        601            Public Service Co. of New Hampshire,
                         10.600% Cumulative, Series A                                      14,724
-------------------------------------------------------------------------------------------------
                       TOTAL PREFERRED STOCK
                       (Cost -- $4,071,469)                                             3,184,298
=================================================================================================

WARRANTS (f) -- 0.1%
Broadcasting -- 0.0%
        100            XM Satellite Radio Holdings Inc., Expire 3/15/10                    12,013
-------------------------------------------------------------------------------------------------
Building/Construction -- 0.0%
        190            Dayton Superior Corp., Expire 6/15/09 (b)                            3,800
-------------------------------------------------------------------------------------------------
Cable -- 0.0%
        275            UIH Australia Pacific Inc., Expire 5/15/06                           1,375
-------------------------------------------------------------------------------------------------
Chemicals -- 0.0%
         40            Sterling Chemicals Holdings Inc., Expire 8/15/08                       180
-------------------------------------------------------------------------------------------------
Consumer Products & Services -- 0.0%
        230            Jostens, Inc., Expire 5/1/10                                         4,629
-------------------------------------------------------------------------------------------------
Health Care -- 0.0%
        110            Mediq, Inc., Expire 6/1/09 (b)                                           1
-------------------------------------------------------------------------------------------------
Hotel/Casino -- 0.0%
        100            Epic Resorts LLC, Expire 6/15/05 (b)                                     1
-------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.0%
         90            Huntsman Packaging Corp., Expire 6/1/10 (b)                            900
-------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 0.0%
        235            Asia Pulp & Paper Co., Expire 3/15/05 (b)                                2
-------------------------------------------------------------------------------------------------
Technology -- 0.0%
      1,697            DIVA Systems Corp., Expire 3/1/08 (b)                               23,758
        110            InterAct Electronic Marketing Inc., Expire 12/15/09                      1
        110            InterAct Systems Inc., Expire 8/1/03                                     1
      1,080            Rhythms Netconnections, Expire 5/15/08 (b)                           8,896
-------------------------------------------------------------------------------------------------
                                                                                           32,656
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
         90            Birch Telecom Inc., Expire 6/15/08 (b)                               4,995
         51            CellNet Data Systems, Inc., Expire 10/1/07 (b)                          32

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
48                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   SHARES                                    SECURITY                                     VALUE
=================================================================================================
Telecommunications -- 0.1% (continued)
        140            FirstWorld Communications, Inc., Expire 4/15/08 (b)            $     2,100
         40            Globalstar Telecommunications, Ltd., Expire 2/15/04 (b)                  5
        495            ICG Communications Inc., Expire 10/15/05                               495
        250            KMC Telecom Holdings, Inc., Expire 4/15/08 (b)                         500
        215            KNOLOGY Holdings, Inc., Expire 10/22/07 (b)                            968
        110            Loral Space & Communications Ltd., Expire 1/15/07                      468
        125            McCaw International Ltd., Expire 4/15/07                             2,953
        570            Motient Corp., Expire 4/1/08 (b)                                    10,830
         50            OnePoint Communications Corp., Expire 6/1/08                         4,250
        110            Orbital Imaging Corp., Expire 3/1/05 (b)                               564
         80            TeleHub Communications Corp., Expire 7/31/05 (b)                        40
        310            UbiquiTel Inc., Expire 4/15/10 (b)                                   9,339
-------------------------------------------------------------------------------------------------
                                                                                           37,539
-------------------------------------------------------------------------------------------------
Telephone -- 0.0%
         90            Bestel S.A., Expire 5/15/05                                          1,080
        215            Maxcom Telecomunicaciones S.A. de C.V., Expire 4/1/07 (b)                2
        170            Startec Global Communications Corp., Expire 5/15/08                    425
-------------------------------------------------------------------------------------------------
                                                                                            1,507
-------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS
                       (Cost -- $155,096)                                                  94,603
=================================================================================================
                       TOTAL HIGH-YIELD SECTOR
                       (Cost -- $81,664,816)                                           66,466,140
=================================================================================================

    FACE
   AMOUNT#   RATING(a)                       SECURITY                                     VALUE
=================================================================================================
INTERNATIONAL SECTOR -- 15.5%
=================================================================================================
BONDS -- 15.5%
Argentina -- 0.8%
                       Republic of Argentina:
    118,800USD BB-       Debentures, 7.625% due 3/31/05 (e)                               104,024
                         Global Bonds:
    402,000USD BB-         11.750% due 4/7/09                                             353,760
    335,000USD BB-         11.750% due 6/15/15                                            285,755
    320,000USD BB-       Notes, Series XW, 11.000% due 12/4/05                            283,200
-------------------------------------------------------------------------------------------------
                                                                                        1,026,739
-------------------------------------------------------------------------------------------------
Brazil-- 0.9%
                       Federal Republic of Brazil:
    634,176USD B+        Capitalization Bonds, 8.000% due 4/15/14                         474,443

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    49

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT#   RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Brazil -- 0.9% (continued)
                       Global Bonds:
    258,000USD B+          14.500% due 10/15/09                                        $  276,125
    540,000USD B+          12.250% due 3/6/30                                             471,825
-------------------------------------------------------------------------------------------------
                                                                                        1,222,393
-------------------------------------------------------------------------------------------------
Bulgaria -- 0.5%
                       Republic of Bulgaria:
    255,000USD B2*       Discount Bonds, Series A, 7.750% due 7/28/24+(e)                 191,569
    615,000USD B2*       Interest Reduction Bonds, Series A,
                           3.000% due 7/28/12 (e)                                         437,034
     75,000USD B2*       Past Due Interest Bonds, 7.750% due 7/28/11 (e)                   56,250
-------------------------------------------------------------------------------------------------
                                                                                          684,853
-------------------------------------------------------------------------------------------------
Canada -- 1.3%
                       Government of Canada, Bonds:
  1,820,000    AAA       5.500% due 9/1/02                                              1,187,058
    120,000    AAA       Series WB60, 7.250% due 6/1/07                                    84,431
    875,000    Aa1*      Series WL43, 5.750% due 6/1/29+                                  580,354
-------------------------------------------------------------------------------------------------
                                                                                        1,851,843
-------------------------------------------------------------------------------------------------
Colombia -- 0.1%
    200,000USD BB      Republic of Colombia, Global Bonds, 11.750% due 2/25/20            161,100
-------------------------------------------------------------------------------------------------
Denmark -- 2.1%
                       Kingdom of Denmark, Bonds:
 20,000,000    Aaa*      6.000% due 11/15/09                                            2,351,186
  4,425,000    AAA       7.000% due 11/10/24                                              578,201
-------------------------------------------------------------------------------------------------
                                                                                        2,929,387
-------------------------------------------------------------------------------------------------
Germany -- 1.2%
                       Federal Republic of Germany, Bonds:
    900,000EUR AAA       Series 98, 5.625% due 1/4/28                                     760,019
  1,130,000EUR Aaa*      Series 132, 4.125% due 8/27/04+                                  925,511
-------------------------------------------------------------------------------------------------
                                                                                        1,685,530
-------------------------------------------------------------------------------------------------
Greece -- 1.2%
648,000,000    A-      Hellenic Republic, Government Bonds, 6.500% due 1/11/14          1,665,843
-------------------------------------------------------------------------------------------------
Italy -- 0.8%
                       Republic of Italy:
    720,000EUR AA        Bonds, 4.746% due 11/1/26 (e)                                    608,230
    515,000EUR AA        Treasury Bonds, 7.250% due 11/1/26                               507,972
-------------------------------------------------------------------------------------------------
                                                                                        1,116,202
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
50                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT#   RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Mexico -- 1.3%
                       United Mexican States:
    650,000USD Baa3*     Global Bonds, 11.375% due 9/15/16                             $  737,750
    470,000USD Baa3*     Global Bonds, Series XW, 10.375% due 2/17/09                     501,138
    630,000USD Baa3*     Par Bonds, Series W-B, 6.250% due 12/31/19 (g)                   554,794
-------------------------------------------------------------------------------------------------
                                                                                        1,793,682
-------------------------------------------------------------------------------------------------
Morocco -- 0.1%
    212,500USD NR      Kingdom of Morocco, Loan Participations Notes,
                        Tranche A, zero coupon bond to yield 1.333% due
                        1/1/09                                                            184,875
-------------------------------------------------------------------------------------------------
New Zealand -- 0.6%
  1,990,000    AAA     Government of New Zealand, Bonds, Series 709,
                        7.000% due 7/15/09                                                807,241
-------------------------------------------------------------------------------------------------
Philippines -- 0.4%
                       Republic of the Philippines:
    240,000USD BB+       Global Bonds, 9.875% due 1/15/19                                 180,000
    560,000USD BB+       Global Notes, 10.625% due 3/16/25                                428,400
-------------------------------------------------------------------------------------------------
                                                                                          608,400
-------------------------------------------------------------------------------------------------
Russia -- 1.2%
                       Russian Federation, Euro Dollar Bonds:
    440,000USD B3*       10.000% due 6/26/07 (b)                                          330,550
    505,000USD B3*       12.750% due 6/24/28+(b)                                          427,040
  2,257,500USD B-        2.500% due 3/31/30 (b)                                           853,617
-------------------------------------------------------------------------------------------------
                                                                                        1,611,207
-------------------------------------------------------------------------------------------------
South Korea -- 0.2%
    190,000USD BBB     Republic of South Korea, Global Bonds, 8.875% due 4/15/08          198,835
-------------------------------------------------------------------------------------------------
United Kingdom -- 2.3%
    200,000    A       Residential Mortgage Securities, Collateralized Mortgage
                         Obligations, Series 8, Class M, 7.311% due 5/12/38 (b)           286,673
                       United Kingdom Gilt Bonds:
    760,000    AAA       8.000% due 12/7/00+                                            1,105,800
    310,000    AAA       10.000% due 9/8/03                                               500,116
    860,000    AAA       Series 85, 9.750% due 8/27/02+                                 1,331,722
-------------------------------------------------------------------------------------------------
                                                                                        3,224,311
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    51

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 2000
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT#   RATING(a)                       SECURITY                                     VALUE
=================================================================================================
Venezuela -- 0.5%
                       Republic of Venezuela:
    357,140USD B         Debt Conversion Bonds, Series DL,
                           7.875% due 12/18/07 (e)                                   $    299,105
    295,000USD B         Global Bonds, 9.250% due 9/15/27                                 195,069
    340,000USD B         Par Bonds, Series W-A, 6.750% due 3/31/20+                       253,087
-------------------------------------------------------------------------------------------------
                                                                                          747,261
-------------------------------------------------------------------------------------------------
                       TOTAL BONDS
                       (Cost -- $23,303,739)                                           21,519,702
=================================================================================================
                       TOTAL INTERNATIONAL SECTOR
                       (Cost -- $23,303,739)                                           21,519,702
=================================================================================================

    FACE
   AMOUNT                                    SECURITY                                     VALUE
=================================================================================================
REPURCHASE AGREEMENT -- 3.8%
$ 5,337,000            J.P. Morgan Securities, Inc., 6.600% due 11/1/00;
                         Proceeds at maturity -- $5,337,978; (Fully collateralized
                         by Federal Home Loan Bank Notes, 6.750% due 2/1/02;
                         Market value -- $5,443,740) (Cost -- $5,337,000)               5,337,000
=================================================================================================
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $156,000,926**)                                      $138,880,206
=================================================================================================

+ Security has been segregated by the custodian for open futures contracts commitments and/or open forward foreign currency contracts.
#    Face amount denominated in local currency unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++), are rated by Fitch IBCA, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security has been issued with attached warrants.
(d)  Security is in default.
(e)  Variable rate security.
(f)  Non-income producing security.
(g)  Security has been issued with attached rights.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     ---------------------------------------------
     DEM -- German Mark
     EUR -- Euro
     USD -- United States Dollar

     See pages 53 and 54 for definitions of ratings.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
52                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      --    Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,   --    Bonds rated "BB", "B", "CCC", "CC", and "C" are regarded, on
CCC, CC        balance, as predominantly speculative with respect to capacity to
and C          pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D        --    Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       --    Bonds rated "Aa" are judged to be of high quality by all
               standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in
               "Aaa" securities.
A        --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa      --    Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured.
               Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       --    Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa      --    Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca       --    Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    53

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA      --    Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB      --    Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial
               commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB       --    Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR       --    Indicates that the bond is not rated by Standard & Poor's,
               Moody's or Fitch.

--------------------------------------------------------------------------------
54                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 2000
--------------------------------------------------------------------------------

                                                                                            Putnam
                                                                      Smith Barney       Diversified
                                                                      High Income           Income
                                                                       Portfolio          Portfolio
=====================================================================================================
ASSETS:
  Investments, at value (Cost -- $207,314,847
    and $156,000,926, respectively)                                  $ 185,183,572      $ 138,880,206
  Foreign currency, at value (Cost -- $178,479)                                 --             83,919
  Cash                                                                         815             12,260
  Dividends and interest receivable                                      4,719,035          3,334,775
  Receivable for securities sold                                         1,277,021          3,661,694
  Receivable for open forward foreign currency
    contracts (Note 5)                                                     671,185          1,323,215
  Receivable for Fund shares sold                                           31,017              2,309
-----------------------------------------------------------------------------------------------------
  Total Assets                                                         191,882,645        147,298,378
-----------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                         821,369          4,622,657
  Management fees payable                                                  257,667             91,844
  Payable for open forward foreign currency
    contracts (Note 5)                                                      50,842          1,651,268
  Payable for Fund shares purchased                                         34,352             16,310
  Payable to broker -- variation margin                                         --              7,699
  Payable for open interest rate swap contract (Note 8)                         --                600
  Accrued expenses                                                          51,120             63,583
-----------------------------------------------------------------------------------------------------
  Total Liabilities                                                      1,215,350          6,453,961
-----------------------------------------------------------------------------------------------------
Total Net Assets                                                     $ 190,667,295      $ 140,844,417
=====================================================================================================
NET ASSETS:
  Par value of capital shares                                        $         185      $         137
  Capital paid in excess of par value                                  224,316,555        158,251,116
  Undistributed net investment income                                   21,600,913         10,860,854
  Accumulated net realized loss from security
    transactions and options                                           (33,731,311)       (10,737,031)
  Net unrealized depreciation of investments, options,
    foreign currencies, futures contracts and swaps                    (21,519,047)       (17,530,659)
-----------------------------------------------------------------------------------------------------
Total Net Assets                                                     $ 190,667,295      $ 140,844,417
=====================================================================================================
Shares Outstanding                                                      18,521,886         13,659,122
-----------------------------------------------------------------------------------------------------
Net Asset Value                                                             $10.29             $10.31
-----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    55

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                                                            Putnam
                                                                      Smith Barney       Diversified
                                                                      High Income           Income
                                                                       Portfolio          Portfolio
=====================================================================================================
INVESTMENT INCOME:
  Interest                                                           $ 22,339,369        $ 14,029,349
  Dividends                                                               106,479             439,057
-----------------------------------------------------------------------------------------------------
  Total Investment Income                                              22,445,848          14,468,406
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              1,211,048           1,144,869
  Shareholder communications                                               42,844              32,386
  Audit and legal                                                          18,911              25,458
  Pricing service fees                                                     18,289              51,684
  Shareholder and system servicing fees                                    17,164              16,760
  Custody                                                                  14,309              44,903
  Directors' fees                                                           3,798               4,762
  Other                                                                     8,286               2,784
-----------------------------------------------------------------------------------------------------
  Total Expenses                                                        1,334,649           1,323,606
-----------------------------------------------------------------------------------------------------
Net Investment Income                                                  21,111,199          13,144,800
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, FOREIGN CURRENCIES,
FUTURES CONTRACTS AND SWAPS (NOTES 3, 4, 5, 7 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           (18,925,781)         (4,075,010)
    Options purchased                                                          --             (45,177)
    Foreign currency transactions                                       1,099,715          (1,275,486)
    Futures contracts                                                          --             (49,487)
-----------------------------------------------------------------------------------------------------
  Net Realized Loss                                                   (17,826,066)         (5,445,160)
-----------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments,
  Options, Foreign Currencies, Futures Contracts and Swaps:
    Beginning of year                                                 (11,237,193)        (10,545,958)
    End of year                                                       (21,519,047)        (17,530,659)
-----------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                             (10,281,854)         (6,984,701)
-----------------------------------------------------------------------------------------------------
Net Loss on Investments, Options, Foreign
  Currencies, Futures Contracts and Swaps                             (28,107,920)        (12,429,861)
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                    $ (6,996,721)       $    714,939
=====================================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
56                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               For the Years Ended October 31,

Smith Barney High Income Portfolio                                 2000               1999
==============================================================================================
OPERATIONS:
  Net investment income                                       $  21,111,199      $  17,905,450
  Net realized loss                                             (17,826,066)       (12,233,359)
  (Increase) decrease in net unrealized depreciation            (10,281,854)         2,768,731
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations              (6,996,721)         8,440,822
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (18,161,848)       (13,646,737)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                               (18,161,848)       (13,646,737)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                               26,784,116         42,775,495
  Net asset value of shares issued
    for reinvestment of dividends                                18,161,848         13,646,737
  Cost of shares reacquired                                     (28,124,491)       (12,470,554)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                      16,821,473         43,951,678
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                (8,337,096)        38,745,763
NET ASSETS:
  Beginning of year                                             199,004,391        160,258,628
----------------------------------------------------------------------------------------------
  End of year*                                                $ 190,667,295      $ 199,004,391
==============================================================================================
* Includes undistributed net investment income of:              $21,600,913        $18,142,914
==============================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    57

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                              For the Years Ended October 31,

Putnam Diversified Income Portfolio                             2000                1999
=============================================================================================
OPERATIONS:
  Net investment income                                    $  13,144,800        $  12,588,253
  Net realized loss                                           (5,445,160)          (5,339,115)
  Increase in net unrealized depreciation                     (6,984,701)          (4,393,324)
---------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                         714,939            2,855,814
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (12,792,088)          (8,971,238)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                            (12,792,088)          (8,971,238)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                             7,254,286           15,890,169
  Net asset value of shares issued
    for reinvestment of dividends                             12,792,088            8,971,238
  Cost of shares reacquired                                  (23,231,489)         (19,533,917)
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                   (3,185,115)           5,327,490
---------------------------------------------------------------------------------------------
Decrease in Net Assets                                       (15,262,264)            (787,934)
NET ASSETS:
  Beginning of year                                          156,106,681          156,894,615
---------------------------------------------------------------------------------------------
  End of year*                                             $ 140,844,417        $ 156,106,681
=============================================================================================
* Includes undistributed net investment income of:           $10,860,854          $12,807,689
=============================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
58                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and thirteen other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen Enterprise, Smith Barney Large Cap Value, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income, Salomon Brothers Global High Yield, formerly known as INVESCO Global Strategic Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    59

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

and gains available for distribution under income tax regulations. Accordingly, for the Smith Barney High Income Portfolio a portion of accumulated net investment income amounting to $302 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

In addition, the Portfolios may enter into futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SSBC a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

--------------------------------------------------------------------------------
60                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, the Portfolios paid transfer agent fees of $10,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the year ended October 31, 2000, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       SBHI             PDIP
================================================================================
Purchases                                         $133,527,468     $148,998,096
--------------------------------------------------------------------------------
Sales                                              127,217,275      151,885,989
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                       SBHI             PDIP
================================================================================
Gross unrealized appreciation                     $  2,707,670     $  1,466,787
Gross unrealized depreciation                      (24,838,945)     (18,587,507)
--------------------------------------------------------------------------------
Net unrealized depreciation                       $(22,131,275)    $(17,120,720)
================================================================================

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2000, PDIP had purchased call options with a total cost of $783,171.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    61

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2000, the Portfolios did not enter into any written covered call or put option contracts.

5. Foreign Currency Exchange Contracts

At October 31, 2000, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the open contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio

                                 Local      Market    Settlement    Unrealized
Foreign Currency               Currency     Value        Date      Gain (Loss)
================================================================================
To Sell:
British Pound                 1,991,875  $2,895,586    12/22/00      $99,596
British Pound                   286,125     415,940    12/22/00       13,277
British Pound                   142,438     207,061    12/22/00        7,749
Canadian Dollar                 630,000     412,859     12/8/00       15,436
Canadian Dollar                 273,500     179,233     12/8/00        6,568
Canadian Dollar                 256,875     168,338     12/8/00        5,602
Canadian Dollar                 189,375     124,103     12/8/00        3,902
Canadian Dollar                 170,000     111,406     12/8/00        3,743
Canadian Dollar                  69,750      45,709     12/8/00        1,500
Euro                            371,978     315,289     11/1/00       (2,976)
Euro                            257,987     218,670     11/1/00       (2,064)

--------------------------------------------------------------------------------
62                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Smith Barney High Income Portfolio (continued)

                                 Local      Market    Settlement    Unrealized
Foreign Currency               Currency     Value        Date      Gain (Loss)
================================================================================
Euro                            453,000  $  383,963     11/2/00     $ (2,900)
Euro                          3,084,879   2,620,295    12/15/00      376,974
Euro                            553,875     470,461    12/15/00       53,726
Euro                            250,000     212,350    12/15/00       25,550
Euro                            238,125     202,263    12/15/00       26,670
Euro                            140,250     119,128    12/15/00        1,907
Euro                            133,000     112,970    12/15/00       13,034
Euro                            121,225     102,968    12/15/00        6,619
Euro                            119,277     101,314    12/15/00        3,400
--------------------------------------------------------------------------------
                                                                     657,313
--------------------------------------------------------------------------------
To Buy:
British Pound                    53,350      77,555    12/22/00         (304)
British Pound                    67,900      98,706    12/22/00        1,100
Euro                            119,514     101,516    12/15/00      (11,701)
Euro                            143,417     121,819    12/15/00      (13,424)
Euro                            155,369     131,970    12/15/00       (6,533)
Euro                            156,000     132,506    12/15/00      (10,940)
Euro                            167,500     142,274    12/15/00        1,348
Euro                            205,000     174,127    12/15/00        1,650
Euro                            285,750     242,716    12/15/00        1,834
--------------------------------------------------------------------------------
                                                                     (36,970)
--------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
   Foreign Currency Contracts                                       $620,343
================================================================================

Putnam Diversified Income Portfolio

                                 Local      Market    Settlement    Unrealized
Foreign Currency               Currency     Value        Date      Gain (Loss)
================================================================================
To Sell:
Australian Dollar             1,315,000  $  681,810    12/20/00     $ 42,518
Australian Dollar             1,315,000     681,810    12/20/00       42,361
Australian Dollar             2,630,000   1,363,620    12/20/00       83,085
Australian Dollar             2,705,000   1,402,506    12/20/00       29,169
Australian Dollar             1,324,000     686,476    12/20/00       (9,317)
British Pound                 1,283,900   1,866,311    12/20/00         (791)
British Pound                   448,300     651,661    12/20/00       (1,222)
British Pound                   499,000     725,360    12/20/00       12,896
Canadian Dollar               3,724,300   2,441,489    12/20/00       88,520
Canadian Dollar               1,110,000     727,668    12/20/00       26,695
Canadian Dollar               1,404,000     920,401    12/20/00       29,210
Canadian Dollar                 408,300     267,664    12/20/00        9,150
Canadian Dollar               1,081,000     708,656    12/20/00        2,060
Danish Krone                 28,849,547   2,835,164    12/20/00      151,561
Euro                          4,452,150   3,782,545    12/20/00      188,328
Euro                          2,581,000   2,192,817    12/20/00      107,887
Euro                          1,650,000   1,401,840    12/20/00       40,013
Euro                          1,650,000   1,401,840    12/20/00       56,101
Euro                            856,000     727,257    12/20/00       36,483
Euro                            826,000     701,769    12/20/00       32,435
Euro                            616,400     523,693    12/20/00       13,703

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    63

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Putnam Diversified Income Portfolio (continued)

                                 Local      Market    Settlement    Unrealized
Foreign Currency               Currency     Value        Date      Gain (Loss)
================================================================================
Euro                            856,000  $  727,257    12/20/00  $      (821)
Euro                            856,000     727,257    12/20/00      (17,034)
Japanese Yen                  2,096,220      19,198    11/20/00            5
Japanese Yen                221,194,328   2,044,149    12/20/00       99,622
Japanese Yen                 23,951,400     221,345    12/20/00       10,325
Japanese Yen                  8,903,800      82,283    12/20/00        4,021
Japanese Yen                  4,985,497      46,073    12/20/00        2,211
Japanese Yen                 88,365,850     816,626    12/20/00       38,100
Japanese Yen                167,494,485   1,547,887    12/20/00       75,122
Japanese Yen                 78,577,000     726,163    12/20/00        4,718
Japanese Yen                 78,577,000     726,163    12/20/00        3,239
Japanese Yen                 66,976,000     618,953    12/20/00        8,562
Japanese Yen                 76,956,000     711,183    12/20/00        5,487
New Zealand Dollar            2,043,200     811,201    12/20/00       63,288
Swedish Krona                 7,021,000     703,595    12/20/00        7,404
--------------------------------------------------------------------------------
                                                                   1,285,094
--------------------------------------------------------------------------------
To Buy:
Australian Dollar             4,504,350   2,335,445    12/20/00     (260,592)
Australian Dollar             3,770,869   1,955,145    12/20/00     (216,951)
Australian Dollar             1,761,800     913,470    12/20/00      (84,238)
Australian Dollar             1,756,400     910,670    12/20/00      (67,153)
Australian Dollar               352,000     182,507    12/20/00       (6,112)
Australian Dollar               662,000     343,238    12/20/00       (2,306)
British Pound                   499,000     725,360    12/20/00          300
British Pound                   499,000     725,360    12/20/00       (4,418)
British Pound                   499,000     725,360    12/20/00        8,636
Canadian Dollar                 353,100     231,477    12/20/00       (8,401)
Canadian Dollar               1,110,000     727,668    12/20/00      (21,993)
Canadian Dollar               1,081,000     708,657    12/20/00      (15,219)
Canadian Dollar                 794,100     520,577    12/20/00      (10,416)
Euro                          4,680,850   3,976,848    12/20/00     (192,385)
Euro                          3,723,200   3,163,229    12/20/00     (157,958)
Euro                          1,547,500   1,314,756    12/20/00      (65,661)
Euro                          4,121,790   3,501,871    12/20/00     (173,941)
Euro                            825,000     700,920    12/20/00      (19,759)
Euro                            834,700     709,161    12/20/00      (31,003)
Euro                            815,000     692,424    12/20/00      (17,335)
Euro                            856,000     727,257    12/20/00       (1,712)
Japanese Yen                  5,052,565      46,693    12/20/00       (2,266)
Japanese Yen                381,769,000   3,528,087    12/20/00     (165,177)
Japanese Yen                 47,000,000     434,347    12/20/00      (16,406)
Japanese Yen                 82,000,000     757,796    12/20/00      (12,157)
Japanese Yen                 81,000,000     748,555    12/20/00      (12,008)
Swedish Krona                 1,404,400     140,739    12/20/00      (10,272)
Swedish Krona                 7,021,000     703,595    12/20/00      (32,143)
Swiss Franc                     614,500     343,374    12/20/00      (14,101)
--------------------------------------------------------------------------------
                                                                  (1,613,147)
--------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
   Foreign Currency Contracts                                    $  (328,053)
================================================================================

--------------------------------------------------------------------------------
64                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the PDIP had the following open futures contracts:

                              # of                    Basis        Market    Unrealized
                           Contracts   Expiration     Value        Value     Gain (Loss)
=========================================================================================
Sold Contracts:
   3-Month Euro Index          1          3/02     $  234,015   $  233,913     $   102
   3-Month Euro Yen            9          9/01      2,046,373    2,048,471      (2,098)
   3-Month Gilt Bond           3         12/00        489,679      494,961      (5,282)
   U.S. Treasury Long Bond    23         12/00      2,313,918    2,296,406      17,512
-----------------------------------------------------------------------------------------
                                                                                10,234
-----------------------------------------------------------------------------------------
Purchased Contracts:
   3-Month Euro Index          1          3/01        233,825      233,708        (117)
   U.S. 10-Year Treasury Note 46         12/00      4,602,352    4,632,344      29,992
   U.S. Treasury Long Bond     2         12/00        199,774      199,687         (87)
-----------------------------------------------------------------------------------------
                                                                                29,788
-----------------------------------------------------------------------------------------
Net Unrealized Gain                                                            $40,022
=========================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    65

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Interest Rate Swaps

As of October 31, 2000, PDIP entered into the following interest rate swap agreement:

Swap Counterparty:                  Merrill Lynch, Pierce, Fenner & Smith Inc.
Effective Date:                     10/31/00
Notional Amount:                    $3,000,000
Payments Made by PDIP:              Floating Rate (Three-Month LIBOR)
Payments Received by PDIP:          Fixed Rate, 6.74%
Termination Date:                   10/31/05
Unrealized Depreciation
   as of 10/31/00                   $600

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Portfolios did not have any securities on loan.

10. Securities Traded on a When-Issued or To-Be-Announced Basis

PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45

--------------------------------------------------------------------------------
66                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At October 31, 2000, the Portfolios did not hold any TBA securities.

11. Capital Loss Carryforwards

At October 31, 2000, the Smith Barney High Income Portfolio and the Putnam Diversified Income Portfolio had, for Federal income tax purposes, approximately $33,645,000 and $10,484,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. Expirations occur on October 31 of the years below:

                                         Total         2006          2007          2008
==========================================================================================
Smith Barney High Income Portfolio    $33,645,000   $3,001,000   $12,316,000   $18,328,000
------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio    10,484,000    2,321,000     5,086,000     3,077,000
==========================================================================================

12. Capital Shares

At October 31, 2000, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                Year Ended         Year Ended
                                             October 31, 2000   October 31, 1999
================================================================================
Smith Barney High Income Portfolio
Shares sold                                     2,326,420           3,430,771
Shares issued on reinvestment                   1,667,755           1,159,451
Shares reacquired                              (2,444,991)         (1,009,907)
--------------------------------------------------------------------------------
Net Increase                                    1,549,184           3,580,315
================================================================================
Putnam Diversified Income Portfolio
Shares sold                                       647,934           1,352,553
Shares issued on reinvestment                   1,209,082             798,153
--------------------------------------------------------------------------------
Shares reacquired                              (2,092,927)         (1,668,397)
--------------------------------------------------------------------------------
Net Increase (Decrease)                          (235,911)            482,309
================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    67

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney
High Income Portfolio                            2000       1999       1998(1)    1997       1996
=======================================================================================================
Net Asset Value, Beginning of Year              $11.72     $11.97     $13.25     $12.09     $11.26
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           1.20       0.92       1.21       0.88       1.14
  Net realized and unrealized gain (loss)        (1.56)     (0.28)     (1.58)      1.00       0.19
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.36)      0.64      (0.37)      1.88       1.33
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (1.07)     (0.89)     (0.74)     (0.66)     (0.50)
  Net realized gains                                --         --      (0.17)     (0.06)        --
-------------------------------------------------------------------------------------------------------
Total Distributions                              (1.07)     (0.89)     (0.91)     (0.72)     (0.50)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.29     $11.72     $11.97     $13.25     $12.09
-------------------------------------------------------------------------------------------------------
Total Return                                     (3.54)%     5.28%     (3.38)%    16.24%     12.17%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $191       $199       $160       $124        $66
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.66%      0.66%      0.67%      0.70%      0.84%
  Net investment income                          10.46       9.44       9.12       9.36       9.79
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             70%        73%        82%        89%       104%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
68                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Putnam Diversified
Income Portfolio                                 2000       1999       1998       1997       1996(1)
=======================================================================================================
Net Asset Value, Beginning of Year              $11.24     $11.70     $12.31     $11.99     $11.46
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.93       0.91       0.57       0.67       0.78
  Net realized and unrealized gain (loss)        (0.88)     (0.70)     (0.62)      0.30       0.27
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.05       0.21      (0.05)      0.97       1.05
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.98)     (0.67)     (0.42)     (0.56)     (0.39)
  Net realized gains                                --         --      (0.14)     (0.09)     (0.13)
-------------------------------------------------------------------------------------------------------
Total Distributions                              (0.98)     (0.67)     (0.56)     (0.65)     (0.52)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.31     $11.24     $11.70     $12.31     $11.99
-------------------------------------------------------------------------------------------------------
Total Return                                      0.21%      1.80%     (0.65)%     8.44%      9.43%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $141       $156       $157       $122        $81
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.87%      0.83%      0.87%      0.88%      0.96%
  Net investment income                           7.78       7.85       7.48       6.99       7.57
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            105%       118%       191%       253%       255%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    69

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc. as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc. as of October 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

New York, New York
December 11, 2000

--------------------------------------------------------------------------------
70                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Putnam Diversified Income Portfolio hereby designates for the fiscal year ended October 31, 2000:

     . A corporate dividends received deduction of 2.97%.

     A total of 11.03% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    71

                                                  [LOGO OF SALOMON SMITH BARNEY]

Directors                              Investment Managers
Victor K. Atkins                       SSB Citi Fund Management LLC
A.E. Cohen                             Travelers Investment Adviser, Inc.
Robert A. Frankel
Michael Gellert                        Custodian
Rainer Greeven                         PFPC Trust Company
Susan M. Heilbron
Heath B. McLendon, Chairman            Annuity Administration
                                       Travelers Annuity Investor Services
Officers                               5 State House Square
Heath B. McLendon                      1 Tower Square
President and                          Hartford, Connecticut 06183
Chief Executive Officer

Lewis E. Daidone                       This report is submitted for the general
Senior Vice President                  information of the shareholders of
and Treasurer                          Travelers Series Fund Inc. -- Smith
                                       Barney High Income and Putnam
John C. Bianchi                        Diversified Income Portfolios. It is not
Vice President                         authorized for distribution to
                                       prospective investors unless accompanied
Paul A. Brook                          or preceded by a current Prospectus for
Controller                             the Portfolios, which contains
                                       information concerning the Portfolios'
Christina T. Sydor                     investment policies and expenses as well
Secretary                              as other pertinent information.


                                       Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                       Travelers Series Fund Inc.
                                       388 Greenwich Street
                                       New York, New York 10013

                                       IN0254 12/00

Travelers Series Fund Inc.

AIM Capital
Appreciation Portfolio

Smith Barney Large
Capitalization Growth
Portfolio

ANNUAL REPORT

October 31, 2000

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series Fund Inc.

                                                                         [PHOTO]

                                                                        HEATH B.
                                                                        MCLENDON
                                                                        Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio and Smith Barney Large Cap Growth Portfolio ("Portfolio(s)") for the year ended October 31, 2000./1/ In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Highlights

AIM Capital Appreciation Portfolio
For the year ended October 31, 2000, the AIM Capital Appreciation Portfolio ("Portfolio") returned 36.53%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ and the Lipper Inc. ("Lipper")/3/ peer group of mid-capitalization funds returned 6.08% and 33.07%, respectively, for the same period.

Despite difficult market conditions during the second half of the period, the Portfolio performed favorably. The managers believe the Portfolio's performance was a direct result of careful stock selection, which was based on corporate momentum.

A strong stock market rally in the first few months of the period was followed by a choppy, downward-trending market in the second half of the period. In late 1999

---------------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index.

3 Lipper is an independent mutual fund-tracking organization.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1
and early 2000, technology stocks were the undisputed market leaders. The technology-laden Nasdaq Composite Index4 continued to soar to record heights well into March 2000. Towards the end of March, however, the managers believed that many investors became concerned that technology stocks might be overvalued, sparking a sharp sell-off in the technology sector. The stocks of Internet companies with no earnings were most negatively impacted.

During the period, investors were also concerned that the Federal Reserve Board ("Fed") may continue to raise interest rates to slow torrid economic growth and help moderate inflation. The managers believe interest rate concerns prompted a sell-off that affected nearly every stock market sector in April 2000 and caused markets to become extremely volatile. After the Fed raised interest rates in May 2000, it ceased its monetary tightening policy for the remainder of the period.

The stock market rallied in late May and into June 2000 amid mounting evidence that U.S. economic growth was slowing, reducing the prospects of additional interest rate hikes by the Fed. However, in the last few months of the period, a new set of circumstances produced a significant market decline. The managers believe that investors became skittish about rising oil prices, unrest in the Middle East and perhaps most importantly, the sustainability of corporate earnings. A number of major corporations reported earnings disappointments in September and October 2000, causing extreme market volatility, as rising oil prices and a weak euro5 had a negative impact on profit margins.

Because of strong performance during the first half of the period, most major stock market indices recorded gains for the period. After technology stocks faded, stocks in several other sectors, such as healthcare, financial services, energy and utilities posted healthy gains. Mid-cap stocks outperformed large-and small-cap stocks. During the first half of the year, growth stocks6 outperformed value stocks7 by a wide margin. But in the second half of the year, the situation was reversed, with value stocks emerging as the clear-cut market leaders.

----------------
4 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note an investor cannot invest directly in an index.

5 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

6 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are subject to greater market fluctuations.

7 Value stocks are shares of companies that are considered to be inexpensive relative to their asset values or earning power.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

Relative to the S&P 500, the Portfolio was overweighted in the technology and consumer cyclical sectors. While both of these sectors struggled during the period, the managers believe they found a number of companies with solid earnings-growth prospects. The Portfolio's technology holdings boosted performance, especially because the managers avoided volatile "dot-com" stocks. The Portfolio also benefited from its healthcare holdings, particularly pharmaceutical stocks and energy holdings. The managers believe the demand for healthcare services tends to remain constant, regardless of economic trends, while energy stocks benefited from rising oil prices. Large- and mid-cap stocks made up most of the Portfolio's holdings. In addition, the Portfolio had relatively modest exposure to small-cap stocks.

During the period, the Portfolio's top holdings remained relatively unchanged. VERITAS Software Corp., the Portfolio's largest holding, is the world's leading maker of storage-management software, which protects networks against data loss from crashes and errors, expedites data recovery and manages corporate storage. Other holdings that remained in the Portfolio during the period were Corning Inc., the inventor and one of the world's top manufacturers of fiber optic cable; Check Point Software Technologies, supplier of software that protects corporate networks from unauthorized access; JDS Uniphase Corp., maker of laser equipment that increase the carrying capacity of optical fibers; Comverse Technology Inc., the leading maker of voice-mail messaging systems; and Cisco Systems Inc., the leading provider of products that link networks and power the Internet.

At the close of the period, the economic climate appeared favorable for stocks, despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. After being down for a few months, consumer spending again picked up in September 2000. Except for higher oil prices, inflation was moderate. Interest rates had stabilized as the Fed had taken a respite from its monetary-tightening policy, which had periodically stirred-up both stock and bond markets since June 1999. Perhaps most importantly, corporate profit growth, while declining, was still in the managers' opinion, impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic, political and foreign trends, the managers believe the stock market may continue to be volatile in the immediate future. (Please note, no guarantees can be given that the managers' expectations will be realized.)

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

Smith Barney Large Capitalization Growth Portfolio
For the year ended October 31, 2000, the Smith Barney Large Capitalization Growth Portfolio ("Portfolio") returned 10.77%. In comparison, the Standard and Poor's 500 Index ("S&P 500")8 returned 6.08% over the same period.

The Portfolio seeks long-term growth of capital by normally investing 65% of its assets in the stocks of companies with market capitalizations of $5 billion or more.

After four consecutive years of gains greater than 20%, the S&P 500 and the Nasdaq Composite Index9 entered the final quarter of 2000 with a reasonable chance of registering among the weakest annual returns for each index since 1991. Largely the result of the technology sector's performance and unusual levels of speculative investing, the manager believes the performance of large capitalization growth stocks may reflect a natural breather for the asset class. These difficult conditions, in turn, demonstrate to the manager the necessity of favorable stock selection.

While many investors have gained comfort from the belief that monetary policymakers may have finished tightening interest rates for a while, the manager believes interest rate fears have been displaced by uncertainty about global and domestic growth next year, profits becoming scarcer and energy prices remaining at high levels far longer than previously assumed.

As a result, earnings sustainability in the face of a cooling economy has become an issue after several companies pre-announced their earnings ahead of the third quarter earnings season. The variety of hurdles include moderating global growth, negative currency effects and the higher costs of doing business related to energy, wages and interest rates. Such operational challenges seem unlikely to be quickly resolved and therefore have generally colored the manager's outlook and the Portfolio's investment strategy in the intermediate term.

Considering estimates of annual growth in corporate profits for next year that may range from 6% to 8% (versus the 14% to 16% expected gains in 2000), the manager believes identifying companies with attractive valuations and sustainable earnings may become a harder task. If the recent flood of profit warnings is a sign of what lies ahead, many stocks with high earnings visibility are likely to gain favor, while those with high expectations and decelerating growth may be candidates for underperformance. As cyclical challenges continue frustrating earnings beyond the industrial sector, the manager suspects

-------------
8 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index.

9 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders
many investors may continue showing more discernment between stocks with extreme valuations and the appeal of companies with solid earnings growth.

The manager believes the wildcard in the outlook relates to oil prices and whether Middle East tensions can be resolved without supply disruptions. Clearly, any resolution removing the threat of an "oil shock" would be favorable for the stock market. Aside from energy, inflation remains benign. From these levels the manager believes stocks may be able to advance against the anticipated backdrop of moderate yet solid economic growth, slow but respectable profits, and stable to declining interest rates.

Overall, the manager thinks the corporate earnings outlook may be the single most important factor in determining the behavior of large capitalization growth stocks; consequently, the manager tends to view short-term political and economic events as background noise, and remains more firmly committed than ever to the Portfolio's long-term focus of seeking to invest in companies with strong balance sheets, excellent products and experienced management.

The manager looks to invest in companies that he believes may, over time, deliver above-average unit growth in a low inflation environment. The manager's focus remains constant: to seek to invest in promising companies with the financial strength to raise dividends where applicable, buy back shares and make strategic acquisitions.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 22, 2000

The information provided in this letter represents the opinions of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 through 16 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
                   AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain     Total
Year Ended                Of Year    of Year   Dividends  Distributions   Returns+
--------------------------------------------------------------------------------------
10/31/00                  $    16.30  $ 21.73     $   0.00     $    0.53       36.53%
10/31/99                       12.31    16.30         0.00          0.00       32.41
10/31/98                       12.68    12.31         0.02          0.00       (2.79)
10/31/97                       10.76    12.68         0.01          0.00       17.96
10/31/96                       10.00    10.76         0.01          0.00        7.71
10/10/95* - 10/31/95           10.00    10.00         0.00          0.00        0.00++
--------------------------------------------------------------------------------------
Total                                             $   0.04     $    0.53
======================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Year Ended 10/31/00                                                      36.53%
10/10/95* through 10/31/00                                               17.19
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
10/10/95* through 10/31/00                                              123.29%
================================================================================

+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
          AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+
--------------------------------------------------------------------------------

                         October 1995 -- October 2000

                                    [GRAPH]

                                 AIM Capital            Lipper Midcap
                                Appreciation                Index

            10/10/95               10,000                  10,000
              Oct-95               10,000                  10,190
              Oct-96               10,771                  11,962
              Oct-97               12,706                  14,450
              Oct-98               12,351                  14,029
              Oct-99               16,355                  18,224
            10/31/00               22,329                  24,585

+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2000. The Lipper Midcap Index ("Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
              Smith Barney Large Capitalization Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                     Net Asset Value
                    ------------------
                    Beginning    End       Income   Capital Gain     Return     Total
Year Ended           of Year   of Year   Dividends  Distributions  of Capital  Returns+
---------------------------------------------------------------------------------------
10/31/00             $  14.53   $ 16.04   $   0.01  $     0.02     $   0.02     10.77%
10/31/99                 9.90     14.53       0.01        0.00         0.00     46.88
5/1/98* - 10/31/98      10.00      9.90       0.00        0.00         0.00     (1.00)++
----------------------------------------------------------------------------------------
Total                                       $   0.02   $     0.02  $   0.02
========================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Year Ended 10/31/00                                                      10.77%
5/1/98* through 10/31/00                                                 20.97
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
5/1/98* through 10/31/00                                                 61.06%
================================================================================

+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
              Smith Barney Large Capitalization Growth Portfolio
                              vs. S&P 500 Index+

--------------------------------------------------------------------------------

                           May 1998 -- October 2000

                                    [GRAPH]

                        S/B Large Cap            Standard & Poor's 500 Index

      5/1/98                10,000                          10,000
      Oct-98                 9,900                           9,959
      Apr-99                13,878                          12,181
      Oct-99                14,541                          12,514
      Apr-00                16,939                          13,413
    10/31/00                16,106                          13,274


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Capitalization Growth Portfolio on May 1,1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
 Schedules of Investments                                      October 31, 2000
--------------------------------------------------------------------------------

                      AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                                SECURITY                          VALUE
================================================================================
COMMON STOCK -- 91.4%
Advertising -- 2.1%
    92,500       Lamar Advertising Co., Class A Shares+            $   4,440,000
    52,000       Omnicom Group Inc.                                    4,797,000
--------------------------------------------------------------------------------
                                                                       9,237,000
--------------------------------------------------------------------------------

Banking -- 1.5%
     45,000       Northern Trust Corp.                                 3,841,875
     23,500       State Street Corp.                                   2,931,390
--------------------------------------------------------------------------------
                                                                       6,773,265
--------------------------------------------------------------------------------

Broadcasting -- 2.4%
     50,000       Comcast Corp.+                                       2,037,500
     22,500       Gemstar-TV Guide International, Inc.+                1,542,656
    117,500       Hispanic Broadcasting Corp.+                         3,671,875
     67,400       Univision Communications Inc., Class A
                  Shares+                                              2,578,050
     35,500       Westwood One Inc.+                                     672,283
--------------------------------------------------------------------------------
                                                                      10,502,364
--------------------------------------------------------------------------------

Communications - Equipment & Software -- 3.5%
    190,000       General Motors Corp., Class H Shares                 6,156,000
    115,000       JDS Uniphase Corp.+                                  9,358,125
--------------------------------------------------------------------------------
                                                                      15,514,125
--------------------------------------------------------------------------------

Computer Hardware -- 5.5%
     29,500       Broacade Communications Systems, Inc.+               6,707,562
     61,900       EMC Corp.+                                           5,512,969
     92,500       Palm, Inc.+                                          4,954,531
     61,400       Sun Microsystems, Inc.+                              6,807,725
--------------------------------------------------------------------------------
                                                                      23,982,787
--------------------------------------------------------------------------------

Computer Software -- 14.8%
     45,000       Ariba Inc.+                                          5,686,875
     45,700       BEA Systems, Inc.+                                   3,278,975
     20,000       Business Objects S.A. ADR+                           1,575,937
     31,200       CDW Computer Centers, Inc.+                          2,010,450
     19,800       Ceridian Corp.+                                        495,000
     73,800       Check Point Software+                               11,688,075
     28,000       i2 Technologies, Inc.+                               4,760,000
     40,200       Intuit Inc.+                                         2,469,788
    107,800       Oracle Corp.+                                        3,557,400
     50,000       Portal Software+                                     1,759,375
     46,700       Rational Software Corp.+                             2,787,408
     42,600       Siebel Systems, Inc.+                                4,470,338
     60,000       Sungard Data Systems, Inc.+                          3,067,500


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                      AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                            SECURITY                             VALUE
--------------------------------------------------------------------------------

Computer Software -- 14.8% (continued)
     20,000 VeriSign Inc.+                                        $    2,640,000
    105,000 VERITAS Software Corp.+                                   14,806,640
--------------------------------------------------------------------------------
                                                                      65,053,761
--------------------------------------------------------------------------------

Consumer/Commercial Services -- 1.7%
    102,300 Fiserv Inc.+                                               5,364,356
     35,030 Paychex Inc.                                               1,985,763
--------------------------------------------------------------------------------
                                                                       7,350,119
--------------------------------------------------------------------------------

Electronic Instruments & Controls -- 3.0%
     83,200 American Power Conversion Corp.+                           1,076,400
     63,500 PE Corp. - PE Biosystems Group                             7,429,500
     41,300 Sanmina Corp.+                                             4,721,106
--------------------------------------------------------------------------------
                                                                      13,227,006
--------------------------------------------------------------------------------

Electronics - Semiconductors & Components -- 9.8%
     60,000 Altera Corp.+                                              2,456,250
    106,800 Analog Devices, Inc.+                                      6,942,000
     77,200 Celestica Inc.+                                            5,548,750
     28,300 Integrated Device Technology, Inc.+                        1,593,644
     47,500 KLA-Tencor Corp.+                                          1,606,094
     40,800 Linear Technology Corp.                                    2,634,150
     40,700 Maxim Integrated Products, Inc.+                           2,698,919
     61,462 Microchip Technology Inc.+                                 1,943,736
     25,700 Millipore Corp.                                            1,349,250
     41,100 PMC-Sierra Inc.+                                           6,966,450
     75,000 Vitesse Semiconductor Corp.+                               5,245,313
     51,700 Xilinx, Inc.+                                              3,745,019
--------------------------------------------------------------------------------
                                                                      42,729,575
--------------------------------------------------------------------------------

Financial Services -- 10.6%
     52,500 American Express Co.                                       3,150,000
     40,700 Captial One Financial Corp.                                2,569,187
    135,000 Charles Schwab Corp.                                       4,741,875
     60,000 Chase Manhattan Corp.                                      2,730,000
     11,250 Federated Investors, Inc., Class B Shares                    327,657
     20,200 Freddie Mac                                                1,212,000
     70,000 The Goldman Sachs Group Inc.                               6,986,875
     45,000 J.P. Morgan & Co.                                          7,447,500
     45,000 Merrill Lynch & Co., Inc.                                  3,150,000
     80,000 Morgan Stanley Dean Witter & Co.                           6,425,000
     37,950 Providian Financial Corp.                                  3,946,800
     80,000 Stilwell Financial, Inc.                                   3,585,000
--------------------------------------------------------------------------------
                                                                      46,271,894
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                      AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                             SECURITY                             VALUE
================================================================================

Insurance -- 2.0%
     63,400  ACE Ltd.                                               $  2,488,450
     64,500  AFLAC Inc.                                                4,712,531
     41,900  Aon Corp.                                                 1,736,231
--------------------------------------------------------------------------------
                                                                       8,937,212
--------------------------------------------------------------------------------

Internet -- 1.2%
     82,500  InfoSpace, Inc.+                                          1,660,313
     37,500  Phone.com, Inc.+                                          3,471,094
--------------------------------------------------------------------------------
                                                                       5,131,407
--------------------------------------------------------------------------------

Manufacturing -- 4.8%
    170,400  Corning Inc.                                             13,035,600
     41,600  Danaher Corp.                                             2,626,000
    110,000  Harley-Davidson, Inc.                                     5,300,625
--------------------------------------------------------------------------------
                                                                      20,962,225
--------------------------------------------------------------------------------

Medical Equipment & Information Systems -- 0.5%
     61,500  Biomet, Inc.                                              2,225,531
--------------------------------------------------------------------------------

Medical Products & Supplies -- 0.8%
     63,700  Medtronic Inc.                                            3,459,706
--------------------------------------------------------------------------------

Medical Services -- 1.7%
     62,300  HCA-The Healthcare Co.                                    2,488,106
    169,300  Health Management Associates Inc., Class A Shares+        3,354,256
     40,000  Tenet Healthcare Corp.+                                   1,572,500
--------------------------------------------------------------------------------
                                                                       7,414,862
--------------------------------------------------------------------------------

Oil & Gas -- 3.6%
     26,000  Anadarko Petroleum Corp.                                  1,665,300
     21,500  BJ Services Co.+                                          1,127,406
     46,400  Cooper Cameron Corp.+                                     2,528,800
     30,000  Enron Corp.                                               2,461,875
     83,500  Grant Prideco, Inc.+                                      1,549,969
     73,800  Rowan Cos., Inc.+                                         1,858,838
     43,000  Smith International, Inc.+                                3,031,500
     44,000  Weatherford International, Inc.+                          1,606,000
--------------------------------------------------------------------------------
                                                                      15,829,688
--------------------------------------------------------------------------------

Oil & Gas Drilling -- 3.1%
     74,400  ENSCO International Inc.                                  2,473,800
     22,600  Kerr-McGee Corp.                                          1,476,062
     87,400  Nabors Industries, Inc.+                                  4,448,660
     54,700  R&B Falcon Corp.+                                         1,367,500
     70,900  Transocean Sedco Forex, Inc.                              3,757,700
--------------------------------------------------------------------------------
                                                                      13,523,722
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                      AIM CAPITAL APPRECIATION PORTFOLIO

 SHARES                            SECURITY                             VALUE
================================================================================

Pharmaceuticals -- 2.5%
     23,100  Amgen Inc.+                                           $   1,338,356
     21,000  Forest Laboratories, Inc.+                                2,782,500
     34,200  Medicis Pharmaceutical Corp., Class A Shares+             2,517,976
    102,500  Pfizer Inc.                                               4,426,719
--------------------------------------------------------------------------------
                                                                      11,065,551
--------------------------------------------------------------------------------

Restaurants -- 0.5%
     54,200  Brinker International, Inc.+                              2,127,350
--------------------------------------------------------------------------------

Retail -- 6.1%
    207,800  Bed Bath & Beyond Inc.+                                   5,363,837
     31,800  Best Buy Co., Inc.+                                       1,595,963
     56,462  Dollar Tree Stores, Inc.+                                 2,209,095
     62,300  Intimate Brands, Inc.                                     1,487,413
     83,100  Kohl's Corp.+                                             4,502,981
     80,000  Lowe's Cos., Inc.                                         3,655,000
     50,175  The Men Wearhouse, Inc.+                                  1,467,619
     46,400  Radioshack Corp.                                          2,766,600
     26,800  The Talbots, Inc.                                         2,118,875
     41,600  Tiffany & Co.                                             1,775,800
--------------------------------------------------------------------------------
                                                                      26,943,183
--------------------------------------------------------------------------------

Telecommunications -- 1.9%
     71,300  Crown Castle International Corp.+                         2,161,281
     25,600  Juniper Networks, Inc.+                                   4,992,000
     21,700  Qwest Communications International, Inc.+                 1,055,162
--------------------------------------------------------------------------------
                                                                       8,208,443
--------------------------------------------------------------------------------

Telecommunications Equipment -- 7.8%
    273,000  ADC Telecommunications, Inc.+                             5,835,375
    108,900  Alcatel S.A., Sponsored ADR                               6,792,637
     23,400  CIENA Corp.+                                              2,459,925
    142,500  Cisco Systems, Inc.+                                      7,677,188
     82,500  Comverse Technology, Inc.+                                9,219,375
      6,500  Newport Corp.                                               742,320
     25,000  Scientific-Atlanta, Inc.                                  1,710,938
--------------------------------------------------------------------------------
                                                                      34,437,758
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $273,828,445)                                  400,908,534
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 2000
--------------------------------------------------------------------------------

                      AIM CAPITAL APPRECIATION PORTFOLIO

  FACE
 AMOUNT      RATING(a)                SECURITY                          VALUE
================================================================================

CONVERTIBLE BOND -- 0.6%
$ 5,300,000  BB Celestica Inc., zero coupon bond due 8/1/20
                (Cost -- $2,599,333)                              $    2,716,250
================================================================================

SHORT-TERM INVESTMENTS -- 8.0%
 34,792,000     Federal Home Loan Bank, 6.45% due 11/1/00
                (Cost -- $34,792,000)                                 34,792,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $311,219,778*)                           $  438,416,784
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service.
 +  Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 17 for definition of ratings.



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                      October 31, 2000
--------------------------------------------------------------------------------

              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

      SHARES                      SECURITY                             VALUE
================================================================================
COMMON STOCK -- 99.0%
   Capital Goods -- 2.5%
       149,320  General Electric Co.                          $        8,184,603
--------------------------------------------------------------------------------
Computer Software -- 7.2%
       245,120  America Online, Inc.+                                 12,361,402
       160,900  Microsoft Corp.+                                      11,081,987
--------------------------------------------------------------------------------
                                                                      23,443,389
--------------------------------------------------------------------------------
Consumer Cyclicals -- 8.1%
       229,900  Amazon.com, Inc.+                                      8,420,087
       153,150  The Home Depot, Inc.                                   6,585,450
       314,215  The Walt Disney Co.                                   11,252,825
--------------------------------------------------------------------------------
                                                                      26,258,362
--------------------------------------------------------------------------------
Consumer Staples -- 13.9%
       222,190  The Coca-Cola Co.                                     13,414,721
       314,395  The Gillette Co.                                      10,964,526
       153,190  PepsiCo, Inc.                                          7,420,141
        78,480  The Procter & Gamble Co.                               5,606,415
        95,970  Wm. Wrigley Jr. Co.                                    7,599,624
--------------------------------------------------------------------------------
                                                                      45,005,427
--------------------------------------------------------------------------------
Financial Services -- 27.2%
        94,256  American International Group, Inc.                     9,237,088
       191,500  Bank One Corp.                                         6,989,750
           191  Berkshire Hathaway Inc., Class A Shares+              12,166,700
             9  Berkshire Hathaway Inc ., Class B Shares+                 18,927
       113,465  Fannie Mae                                             8,736,805
       229,725  Household International, Inc.                         11,558,039
       241,830  Merrill Lynch & Co., Inc.                             16,928,100
       137,970  Morgan Stanley Dean Witter & Co.                      11,080,716
       245,275  Wells Fargo & Co.                                     11,359,298
--------------------------------------------------------------------------------
                                                                      88,075,423
--------------------------------------------------------------------------------
Health Care -- 15.5%
       186,980  Amgen Inc.+                                           10,833,154
        99,750  Eli Lilly & Co.                                        8,915,156
        68,985  Johnson & Johnson                                      6,355,243
        61,240  Merck & Co., Inc.                                      5,507,772
       432,370  Pfizer Inc.                                           18,672,979
--------------------------------------------------------------------------------
                                                                      50,284,304
--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                      October 31, 2000
--------------------------------------------------------------------------------
              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

     SHARES                          SECURITY                         VALUE
================================================================================
Multi-Industry -- 1.5 %
        84,400  Tyco International Ltd.                           $    4,784,425
--------------------------------------------------------------------------------
Technology -- 23.1%
       107,408  Cisco Systems, Inc.+                                   5,786,606
       268,000  Dell Computer Corp.+                                   7,906,000
       383,300  Intel Corp.                                           17,248,500
       249,040  Lucent Technologies Inc.                               5,805,745
       287,380  Motorola, Inc.                                         7,166,539
       451,930  Novell, Inc.+                                          4,067,370
       306,360  Texas Instruments Inc.                                15,030,788
       161,180  Xilinx, Inc.+                                         11,675,476
--------------------------------------------------------------------------------
                                                                      74,687,024
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost-- $277,137,313)                                320,722,957
================================================================================
        FACE
       AMOUNT                        SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.0%
$    3,244,000 Chase Securities Inc., 6.400% due 11/1/00;
                Proceeds at maturity -- $3,244,577;
                (Fully collateralized by U.S. Treasury  Notes,
                6.750% due 8/15/26; Market value -- $3,309,681)
                (Cost -- $3,244,000)                                   3,244,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $280,381,313*)                           $  323,966,957
================================================================================
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 16                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  17

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                      October 31, 2000
--------------------------------------------------------------------------------
                                                                   Smith Barney
                                                 AIM Capital          Large
                                                Appreciation      Capitalization
                                                 Portfolio      Growth Portfolio
================================================================================
ASSETS:
   Investments, at value (Cost -- $311,219,778
     and $280,381,313, respectively)              $ 438,416,784   $  323,966,957
   Cash                                                   4,348              189
   Receivable for securities sold                     4,054,832               --
   Receivable for Fund shares sold                      141,625           53,738
   Dividends and interest receivable                     33,577          155,425
--------------------------------------------------------------------------------
   Total Assets                                     442,651,166      324,176,309
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                  5,616,260               --
   Payable for securities purchased                   1,895,874               --
   Management fees payable                              318,254          420,658
   Accrued expenses                                      61,146           47,377
--------------------------------------------------------------------------------
   Total Liabilities                                  7,891,534          468,035
--------------------------------------------------------------------------------
Total Net Assets                                  $ 434,759,632   $  323,708,274
================================================================================
NET ASSETS:
   Par value of capital shares                    $         200   $          202
   Capital paid in excess of par value              233,909,805      283,115,164
   Accumulated net realized gain (loss) from
     security transactions and options               73,652,621      (2,992,736)
   Net unrealized appreciation of investments       127,197,006       43,585,644
--------------------------------------------------------------------------------
Total Net Assets                                  $ 434,759,632   $  323,708,274
================================================================================
Shares Outstanding                                   20,003,725       20,176,547
--------------------------------------------------------------------------------
Net Asset Value                                          $21.73           $16.04
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 18                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                For the Year Ended October 31, 2000
--------------------------------------------------------------------------------
                                                                   Smith Barney
                                                   AIM Capital        Large
                                                  Appreciation    Capitalization
                                                   Portfolio    Growth Portfolio
================================================================================
INVESTMENT INCOME:
   Interest                                    $    1,347,248     $      232,176
   Dividends                                          692,959          1,947,514
   Less: Foreign withholding tax                     (11,338)                 --
--------------------------------------------------------------------------------
   Total Investment Income                          2,028,869          2,179,690
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                         3,363,224          1,969,101
   Custody                                             57,778             16,373
   Audit and legal                                     17,425             15,340
   Shareholder and system servicing fees               17,403              5,000
   Shareholder communications                          16,581              6,198
   Directors' fees                                     10,977              6,866
   Registration fees                                    8,816                 --
   Other                                                4,591              2,218
--------------------------------------------------------------------------------
   Total Expenses                                   3,496,795          2,021,096
--------------------------------------------------------------------------------
Net Investment Income (Loss)                      (1,467,926)            158,594
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS (NOTES 3 AND 7):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities)                                  72,047,481        (2,716,492)
     Options written                                1,782,795                 --
     Options purchased                                 18,173                 --
--------------------------------------------------------------------------------
   Net Realized Gain (Loss)                        73,848,449        (2,716,492)
--------------------------------------------------------------------------------
   Changes in Net Unrealized Appreciation
   of Investments:
     Beginning of year                             87,714,157         24,602,858
     End of year                                  127,197,006         43,585,644
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation         39,482,849         18,982,786
--------------------------------------------------------------------------------
Net Gain on Investments and Options               113,331,298         16,266,294
--------------------------------------------------------------------------------
Increase in Net Assets From Operations         $  111,863,372     $   16,424,888
================================================================================
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  19

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                 For the Years Ended October 31,

AIM Capital Appreciation Portfolio                   2000             1999
================================================================================
OPERATIONS:
   Net investment loss                          $  (1,467,926)  $      (468,961)
   Net realized gain                                73,848,449        19,826,015
   Increase in net unrealized appreciation          39,482,849        53,711,210
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations          111,863,372        73,068,264
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                             (10,253,325)                --
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                (10,253,325)                --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                216,851,322       127,822,307
   Net asset value of shares issued
     for reinvestment of dividends                  10,253,325                --
   Cost of shares reacquired                     (193,474,668)     (127,233,116)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                        33,629,979           589,191
--------------------------------------------------------------------------------
Increase in Net Assets                             135,240,026        73,657,455

NET ASSETS:
   Beginning of year                               299,519,606       225,862,151
--------------------------------------------------------------------------------
   End of year*                                 $  434,759,632  $    299,519,606
================================================================================
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 20                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
                                                 For the Years Ended October 31,

Smith Barney Large Capitalization Growth Portfolio      2000            1999
================================================================================
OPERATIONS:
      Net investment income                      $      158,594   $      67,528
      Net realized gain (loss)                      (2,716,492)          60,716
      Increase in net unrealized appreciation        18,982,786      23,699,765
--------------------------------------------------------------------------------
      Increase in Net Assets From Operations         16,424,888      23,828,009
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                           (198,318)        (45,401)
      Net realized gains                              (317,322)              --
      Capital                                         (289,581)              --
--------------------------------------------------------------------------------
      Decrease in Net Assets From
      Distributions to Shareholders                   (805,221)        (45,401)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
      Net proceeds from sale of shares              143,463,425     126,123,445
      Net asset value of shares issued
       for reinvestment of dividends                    805,221          45,401
      Cost of shares reacquired                     (4,460,350)     (2,458,066)
--------------------------------------------------------------------------------
      Increase in Net Assets From
       Fund Share Transactions                      139,808,296     123,710,780
--------------------------------------------------------------------------------
Increase in Net Assets                              155,427,963     147,493,388

NET ASSETS:
      Beginning of year                             168,280,311      20,786,923
--------------------------------------------------------------------------------
      End of year*                               $  323,708,274   $ 168,280,311
================================================================================
*     Includes undistributed net investment income           --   $      39,724
      of:
================================================================================
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, formerly known as INVESCO Global Strategic Income, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the AIM Capital

--------------------------------------------------------------------------------
 22                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized gain amounting to $1,467,926 and $642, respectively, was reclassified to paid-in capital, for the AIM Capital Appreciation Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons
SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Large Capitalization Growth Portfolio ("SBLCG"). SBLCG pays SSBC a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Portfolio.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, the Portfolios paid transfer agent fees of $10,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the year ended October 31, 2000, SSB received brokerage commissions in the amounts of $30,026 and $10,103 for AIMCAP and SBLCG, respectively.

All officers and one Director of the Fund are employees of SSB.

3. Investments

For the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                Smith Barney
                                           AIM Capital      Large Capitalization
                                          Appreciation             Growth
================================================================================
Purchases                                 $365,273,832            $153,727,159
--------------------------------------------------------------------------------
Sales                                      356,372,821              16,986,133
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Smith Barney
                                             AIM Capital    Large Capitalization
                                            Appreciation            Growth
================================================================================
Gross unrealized appreciation               $135,821,803      $       59,057,247
Gross unrealized depreciation                (8,624,797)            (15,471,603)
--------------------------------------------------------------------------------
Net unrealized appreciation                 $127,197,006      $       43,585,644
================================================================================

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of

--------------------------------------------------------------------------------
 24                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2000, the Portfolios had no securities on loan.

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Portfolios had no open futures contracts.

7. Options Contracts

When the Portfolios write a covered call option, an amount equal to the premium received by the Portfolios are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

The following covered call option transactions occurred during the year ended October 31, 2000, for AIMCAP:

                                                      Number of
                                                      Contracts         Premium
================================================================================
Options written, outstanding at October 31, 1999             --  $           --
Options written                                           7,824       3,473,249
Options cancelled in closing purchase transactions      (6,679)     (2,989,483)
Options expired                                            (30)         (5,747)
Options exercised                                       (1,115)       (478,019)
--------------------------------------------------------------------------------
Options written, outstanding at October 31, 2000             --  $           --
================================================================================

8. Capital Loss Carryforward

At October 31, 2000, SBLCG had, for Federal income tax purposes, approximately $2,019,000 of capital loss carryforwards, expiring October 31, 2008, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

9. Capital Shares

At October 31, 2000, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

--------------------------------------------------------------------------------
26                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Transactions in shares of each Portfolio were as follows:

                                               Year Ended          Year Ended
                                            October 31, 2000    October 31, 1999
================================================================================
AIM Capital Appreciation Portfolio
Shares sold                                       9,967,211            8,702,220
Shares issued on reinvestment                       470,336                   --
Shares reacquired                               (8,810,050)          (8,672,298)
--------------------------------------------------------------------------------
Net Increase                                      1,627,497               29,922
================================================================================
Smith Barney Large Capitalization Growth
Portfolio
Shares sold                                       8,813,060            9,661,334
Shares issued on reinvestment                        49,392                3,615
Shares reacquired                                 (263,869)            (187,705)
--------------------------------------------------------------------------------
Net Increase                                      8,598,583            9,477,244
================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended October 31:

AIM Capital Appreciation Portfolio        2000       1999    1998    1997    1996(1)
========================================================================================
Net Asset Value, Beginning of Year        $  16.30 $  12.31 $  12.68 $ 10.76 $    10.00
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)              (0.07)   (0.03)   (0.01)   0.02       0.02
   Net realized and unrealized gain           6.03     4.02    (0.34)   1.91       0.75
   (loss)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations           5.96     3.99    (0.35)   1.93       0.77
----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        --       --    (0.02)  (0.01)     (0.01)
   Net realized gains                        (0.53)      --       --      --         --
----------------------------------------------------------------------------------------
Total Distributions                          (0.53)      --    (0.02)  (0.01)     (0.01)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  21.73 $  16.30 $  12.31 $ 12.68 $    10.76
----------------------------------------------------------------------------------------
Total Return                                 36.53%   32.41%   (2.79)% 17.96%      7.71%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $  435  $   300  $   226   $ 203  $     113
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   0.83%    0.84%    0.85%   0.85%      0.96%
   Net investment income (loss)              (0.35)   (0.18)   (0.06)   0.20       0.22
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         91%      76%      75%     56%        44%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
28                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney Large Capitalization Growth         2000        1999      1998(1)
Portfolio
================================================================================
Net Asset Value, Beginning of Year              $14.53       $9.90    $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                       0.01        0.00*     0.01
   Net realized and unrealized gain (loss)        1.55        4.64     (0.11)#
--------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.56        4.64     (0.10)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.01)      (0.01)       --
   Net realized gains                            (0.02)         --        --
   Capital                                       (0.02)         --        --
--------------------------------------------------------------------------------
Total Distributions                              (0.05)      (0.01)       --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $16.04      $14.53     $9.90
--------------------------------------------------------------------------------
Total Return                                     10.77%      46.88%    (1.00)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $323,708    $168,280   $20,787
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                    0.77%       0.86%     1.00%+
   Net investment income                          0.06        0.07      0.52+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              7%         14%        1%
================================================================================
(1) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(2) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.02 and 1.77%, respectively.
*   Amount represents less than $0.01 per share.
# The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  29

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio of Travelers Series Fund Inc. as of October 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended with respect to the AIM Capital Appreciation Portfolio, and the financial highlights for each of the years in the two-year period then ended and for the period from May 1, 1998 (commencement of operations) to October 31, 1998 with respect to the Smith Barney Large Capitalization Growth Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------
30                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report (continued)
--------------------------------------------------------------------------------
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio of Travelers Series Fund Inc. as of October 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ KPMG LLP

New York, New York
December 11, 2000

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  31

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2000:

 . Percentage of ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Smith Barney Large Capitalization Growth Portfolio                    100%

 . Long term capital gain distribution paid:

     AIM Capital Appreciation Portfolio                      $       10,253,967

--------------------------------------------------------------------------------
32                                         2000 Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]

Directors
Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers
SSB Citi Fund Management LLC
Travelers Investment Adviser, Inc.

Custodian
PFPC Trust Company

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, Connecticut 06183


This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.


Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.


Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0794 12/00

Travelers Series Fund Inc.
Smith Barney Aggressive
Growth Portfolio

Smith Barney
Mid Cap Portfolio

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

October 31, 2000

[LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series Fund Inc.

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc.-- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Portfolio ("Portfolio(s)") for the year ended October 31, 2000./1/ In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.


                                    [PHOTO]

                                    HEATH B.
                                    MCLENDON

                                    Chairman

Portfolio Highlights
Smith Barney Aggressive Growth Portfolio

For the year ended October 31, 2000, the Smith Barney Aggressive Growth Portfolio returned 50.41%. In comparison, the Russell 2500 Growth Index ("Russell 2500 Growth")/2/ returned 28.87% for the same period.

The Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the Russell 2500 Growth. The Portfolio may invest in the securities of large, well-known companies that the manager thinks may have the potential for long-term earnings growth.

During the period, the manager continued to employ a stock-specific approach, rather than choosing stocks based on forecasts of economic strength, direction


1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

2 The Russell 2500 Growth measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    1
of interest rates and inflation. Nothing has changed his fundamental view that if a growth portfolio is designed properly, it should be able to find companies to buy and hold for many years.

The manager prefers to own companies where quality management works to build dynamic, financially strong companies. He focuses on micro-, small- and mid-cap companies with the potential to become large-cap companies./3/ Furthermore, he seeks to identify companies having management with a significant personal stake in the company, strong cash flows, little or no debt and superior products.

Historically, the manager tends to let the Portfolio's winners ride. A stock is sold when the original premise for buying it has changed dramatically or a material degradation of a company's balance sheet is noted. In his view, acquisition cost may be one of the most important factors to consider when making decisions about the Portfolio's holdings.

After witnessing almost unprecedented strength in many emerging growth stocks during 1999 and early 2000, stock markets became unsettled. Price excesses, which were built up in many growth stocks, began to unwind in early 2000. This process accelerated through the third quarter of 2000, hitting the technology and telecommunications sectors particularly hard. The manager feels that interest rate increases, which were instituted by the Federal Reserve Board ("Fed") during 1999 and the first few months of 2000, dramatically impacted the stock market and contributed to the slowdown seen in overall economic growth during the second and third quarters of 2000.

During the last few months of the period, investors began to voice a growing concern that the possible "soft landing" being engineered by the Fed might turn into something more severe with negative ramifications on corporate profits. He believes that the high cost of energy combined with the diminished wealth effect resulting from the large decline in the NASDAQ/4/ market may have led to a slowing in the economy and, in particular, a deceleration in the growth rate of spending on technology capital goods.

In the manager's view, the damage recently inflicted on growth stock prices may have been one of the most severe since the NASDAQ market was

----------
3 Please note that investments in securities of smaller, less-known companies may be more volatile than those of larger companies.

4 NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over-the-counter as well as for many New York Stock Exchange listed securities.

--------------------------------------------------------------------------------
2                                            2000 Annual Report to Shareholders
established in 1971. The technology sector, as measured by Nasdaq Composite Index/5/ rapidly declined in April and May and then again in September and October as many investors refocused their attention on companies they believed had the ability to generate earnings. The manager thinks that the possibility of a meaningful recovery may now exist in the market with investor expectations reduced significantly from levels reached earlier in 2000.

During the period, biotechnology stocks performed positively in a difficult time for the market. The manager believes that the strong fundamentals of many industry participants may continue to make stocks in this sector attractive. Many technology stocks, particularly in the semiconductor and telecommunications equipment areas, may reflect overly bearish expectations and may now represent good value. He believes that the Fed may move away from its restrictive monetary policy now that economic growth and the stock market have become deflated. In fact, the manager expects that the next interest rate move by the Fed may be an interest rate reduction.

Smith Barney Mid Cap Portfolio
For the year ended October 31, 2000, the Smith Barney Mid Cap Portfolio returned 42.36%. In comparison, the Standard and Poor's MidCap 400 Index ("S&P MidCap 400")/6/ returned 31.65% for the same period.

Seeking capital appreciation, the Portfolio invests primarily in the stocks of medium-sized companies, which are companies with market capitalizations within the range of those companies included in the S&P MidCap 400 at the time of investment.7

The Portfolio is made up of what the manager believes to be high-quality, well-positioned companies at competitive prices. He seeks to take advantage of the price differences between large- and medium-capitalization companies without taking on a lot of undue risk.

In seeking to accomplish this goal, the manager follows an investment approach that focuses on companies that are perceived to have significant advantages and


--------------
5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

6 The S&P MidCap 400 is a market value-weighted index, consisting of 400 domestic stocks chosen for market size liquidity and industry group representation. Please note that an investor cannot invest directly in an index.

7 Because the Portfolio invests primarily in medium-capitalization companies, an investment in the Portfolio may be more volatile and more susceptible to loss than an investment in a portfolio which invests primarily in large-capitalization companies. Medium-capitalization companies may have more limited product lines, markets and financial resources than large-capitalization companies.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    3
excellent competitive positions in the marketplace. In the manager's view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership position. He also looks for consistent growth, strong management, positive cash flows and a high return on equity when determining whether to invest in a company.

The Portfolio seeks long-term growth of capital by investing primarily in the stocks of medium-sized companies. Since the Portfolio's inception, the manager has remained committed to this investment approach and he continues to focus on maintaining a quality-oriented portfolio that he believes may provide higher returns with potentially lower risk over time.

U.S. stock markets have experienced extreme levels of volatility recently. During the period, the manager has maintained a stock selection strategy of buying companies that he believes have exhibited strong growth characteristics, including high historic growth rates and skilled management that is committed to long-term growth.

The manager thinks the Portfolio's positive performance during the period may be directly attributed to solid stock selection and a disciplined and conservative investment style. (Of course, past performance is not indicative of future results.)

During the period, the Dow Jones Industrial Average ("DJIA")/8/ gained 3.78%, the Standard and Poor's 500 Index ("S&P 500")/9/ gained 6.08% and the Nasdaq Composite Index posted 13.59%. He believes this performance is lackluster relative to previous years due to increased competitive pressures, higher energy prices, a strong dollar and slowing consumer spending.

During the period, the S&P 500 and the Nasdaq Composite Index benefited immensely from a small concentrated group of companies. The list of leading U.S. companies expecting slower revenue and earnings growth continues to lengthen. In this slower-growth environment, investors have become more concerned about excessive valuations. While economic growth has slowed from last winter's rapid pace, the manager expects the U.S. economy may slow even further. This may affect the Fed's monetary policy over the next few months, which the manager believes could lay the groundwork for the next market upturn.

----------
8 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks. Please note that an investor cannot invest directly in an index.

9 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 4                                          2000 Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 22, 2000

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 9 through 17 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    5

--------------------------------------------------------------------------------
                   Smith Barney Aggressive Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning     End       Income      Return      Total
Year Ended           of Year    of Year    Dividend   of Capital   Return+
--------------------------------------------------------------------------------
10/31/00             $10.00     $15.03      $0.00       $0.01      50.41%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Smith Barney Mid Cap Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                      Net Asset Value
                    -------------------
                    Beginning     End       Income      Return      Total
Year Ended           of Year    of Year    Dividend   of Capital   Return+
--------------------------------------------------------------------------------
10/31/00             $10.00     $14.22      $0.01       $0.00      42.36%
--------------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
                                  Smith Barney                 Smith Barney
                                Aggressive Growth                 Mid Cap
                                    Portfolio                    Portfolio
--------------------------------------------------------------------------------
11/1/99* through 10/31/00           50.41%                         42.36%
--------------------------------------------------------------------------------
+ Assumes the reinvestment of all dividends and capital gain distributions.

* Commencement of operations.

--------------------------------------------------------------------------------
 6                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
                    Smith Barney Aggressive Growth Portfolio
                       vs. the Russell 2500 Growth Index+
--------------------------------------------------------------------------------
                          November 1999 -- October 2000

                                    [GRAPH]

                   SB Aggressive Growth Portfolio  Russell 2500 Growth Index
   11/1/99                       10,000                      10,000
 1/31/2000                       12,520                      12,130
 4/30/2000                       13,380                      13,722
 7/31/2000                       14,651                      12,994
10/31/2000                       15,041                      12,887


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Aggressive Growth Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    7

--------------------------------------------------------------------------------
Historical Performance (unaudited) (continued)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                         Smith Barney Mid Cap Portfolio
                  vs. the Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------
                          November 1999 -- October 2000

                                    [GRAPH]

                  SB Mid Cap Portfolio   Standard  & Poor's Mid Cap 400 Index
   11/1/99                   10,000                      10,000
 1/31/2000                   11,493                      10,805
 4/30/2000                   12,944                      12,057
 7/31/2000                   13,605                      12,236
10/31/2000                   14,236                      13,165



+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Mid Cap Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
 8                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                     October 31, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

SHARES                    SECURITY                                      VALUE
================================================================================
COMMON STOCK -- 92.7%
Biotechnology -- 19.0%
    112,500  Alkermes, Inc.*                                    $     4,169,531
    125,700  Amgen Inc.*                                              7,282,744
         40  Antigenics Inc.*                                               598
    164,900  Chiron Corp.*                                            7,142,231
     21,400  COR Therapeutics, Inc.*                                  1,209,100
      3,200  Genentech, Inc.*                                           264,000
             Genzyme Corp.:
     76,950    General Division*                                      5,463,450
        500    Molecular Oncology Division*                               6,875
    106,000  ImClone Systems Inc.*                                    5,796,875
      2,300  Nabi*                                                       14,052
         50  Sequenom Inc.*                                               1,619
--------------------------------------------------------------------------------
                                                                     31,351,075
--------------------------------------------------------------------------------
Broadcasting/Cable -- 15.8%
    306,400  AT&T Corp. - Liberty Media Corp., Class A Shares*        5,515,200
     82,500  Cablevision Systems Corp., Class A Shares*               6,146,250
             Comcast Corp.:
        200    Class A Shares*                                            8,025
    162,000    Class A Special Shares*                                6,601,500
    134,699  Viacom Inc., Class A Shares*                             7,661,006
     16,200  World Wrestling Federation Entertainment, Inc.*            245,025
--------------------------------------------------------------------------------
                                                                     26,177,006
--------------------------------------------------------------------------------
Communications -- 4.8%
    150,000  Adaptive Broadband Corp.*                                2,409,375
     32,250  Arch Wireless, Inc.*                                        96,750
    140,000  AT&T Corp.                                               3,246,250
         20  Avanex Corp.*                                                2,031
    116,100  C-COR.net Corp.*                                         1,814,062
      8,200  Nokia Oyj ADR                                              350,550
--------------------------------------------------------------------------------
                                                                      7,919,018
--------------------------------------------------------------------------------
Computer Hardware -- 2.9%
             Quantum Corp.:
    212,000    DLT & Storage Systems*                                 3,180,000
    137,550    Hard Disk Drive*                                       1,573,228
--------------------------------------------------------------------------------
                                                                      4,753,228
--------------------------------------------------------------------------------
Computer Software/Internet -- 4.6%
    143,350  America Online, Inc.*                                    7,229,141
        200  Juniper Networks, Inc.*                                     39,000
      3,700  Microsoft Corp.*                                           254,838

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    9

--------------------------------------------------------------------------------
Schedules of Investments (continued)                         October 31, 2000
--------------------------------------------------------------------------------

                    SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

SHARES                    SECURITY                                      VALUE
================================================================================
Computer Software/Internet -- 4.6% (continued)
            80  Net2000 Communications, Inc.*                       $       480
            30  Organic, Inc.*                                               97
--------------------------------------------------------------------------------
                                                                      7,523,556
--------------------------------------------------------------------------------
Diversified Technology -- 1.4%
           105  Advanced Switching Communications, Inc.*                  1,070
           100  Agilent Technologies, Inc.*                               4,631
         1,500  Drexler Technology Corp.*                                25,875
        12,400  Excel Technology, Inc.*                                 310,000
         6,300  GenRad, Inc.*                                            57,488
            25  Palm, Inc.*                                               1,339
        57,965  TyCom, Ltd.*                                          1,941,828
--------------------------------------------------------------------------------
                                                                      2,342,231
--------------------------------------------------------------------------------
Drug Delivery/Testing -- 2.6%
           600  Advanced Polymer Systems, Inc.*                           1,912
         1,400  Albany Molecular Research, Inc.*                         81,375
        51,300  ALZA Corp.*                                           4,152,094
         5,400  Cygnus, Inc.*                                            48,262
--------------------------------------------------------------------------------
                                                                      4,283,643
--------------------------------------------------------------------------------
E-Commerce -- 0.0%
           275  Pets.com, Inc.*                                             137
--------------------------------------------------------------------------------
Electronic - Military -- 1.4%
        34,400  L-3 Communications Holdings, Inc.*                    2,268,250
--------------------------------------------------------------------------------
Health Care - Miscellaneous -- 1.7%
           160  Allos Therapeutics Inc.*                                  1,720
           100  Biosite Diagnostics Inc.*                                 2,200
            14  Diversa Corp.*                                              356
        19,100  Genzyme Surgical Products*                              142,653
       173,000  Nanogen, Inc.*                                        2,681,500
           800  Tularik Inc.*                                            25,400
--------------------------------------------------------------------------------
                                                                      2,853,829
--------------------------------------------------------------------------------
Investment Banking and Other Financials -- 6.5%
        16,500  Astoria Financial Corp.                                 618,750
           100  The Goldman Sachs Group, Inc.                             9,981
       124,800  Lehman Brothers Holdings Inc.                         8,049,600
         4,400  Merrill Lynch & Co., Inc.                               308,000
        14,800  Neuberger Berman Inc.                                   973,100
        36,600  Roslyn Bancorp, Inc.                                    793,763
--------------------------------------------------------------------------------
                                                                     10,753,194
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                         October 31, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

SHARES                    SECURITY                                      VALUE
================================================================================
Managed Health Care Providers -- 3.9%
        58,750  UnitedHealth Group Inc.                          $    6,425,781
--------------------------------------------------------------------------------
Multi-Industry -- 5.0%
           200  The Source Information Management Co.*                    1,100
       144,800  Tyco International Ltd.                               8,208,350
--------------------------------------------------------------------------------
                                                                      8,209,450
--------------------------------------------------------------------------------
Oil Field Equipment/Services -- 3.5%
        90,800  Core Laboratories N.V.*                               1,957,875
        38,150  Grant Prideco, Inc.*                                    708,159
        86,450  Weatherford International, Inc.*                      3,155,425
--------------------------------------------------------------------------------
                                                                      5,821,459
--------------------------------------------------------------------------------
Pharmaceuticals -- 11.2%
        53,450  Forest Laboratories, Inc.*                            7,082,125
        34,400  IDEC Pharmaceuticals Corp.*                           6,746,700
       224,750  Isis Pharmaceuticals, Inc.*                           2,317,734
         4,400  Pfizer Inc.                                             190,025
         3,490  Pharmacia Corp.                                         191,950
        51,200  SICOR Inc.*                                             656,000
        14,400  Vertex Pharmaceuticals Inc.*                          1,340,775
--------------------------------------------------------------------------------
                                                                     18,525,309
--------------------------------------------------------------------------------
Semiconductors -- 8.4%
           100  Caliper Technologies Corp.*                               5,638
        69,000  Cirrus Logic, Inc.*                                   2,975,625
       144,250  Intel Corp.                                           6,491,250
       121,800  Micron Technology, Inc.                               4,232,550
             9  PMC-Sierra, Inc.*                                         1,525
        10,300  Standard Microsystems Corp.*                            247,200
--------------------------------------------------------------------------------
                                                                     13,953,788
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $147,082,253)                              153,160,954
================================================================================
WARRANTS -- 0.0%
         7,200  Arch Communications Group, Inc., Expire 9/1/01*
                (Cost -- $14,400)                                         1,800
================================================================================
                SUB-TOTAL INVESTMENTS
                (Cost -- $147,096,653)                              153,162,754
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                        October 31, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

      FACE
     AMOUNT                         SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 7.3%
$ 11,998,00  Goldman, Sachs & Co., 6.550% due 11/1/00; Proceeds
                at maturity -- $12,000,183;(Fully collateralized by
                U.S. Treasury Notes & Bonds,3.625% to 12.750%
                due 2/28/02 to 8/15/26; Market value -- $12,237,973)
                (Cost -- $11,998,000)                               $ 11,998,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $159,094,653**)                            $165,160,754
================================================================================
 *   Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 12                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                      October 31, 2000
--------------------------------------------------------------------------------

                        SMITH BARNEY MID CAP PORTFOLIO

SHARES                    SECURITY                                      VALUE
================================================================================
COMMON STOCK -- 79.1%
Automobiles -- 1.2%
     4,425    Harley-Davidson, Inc.                                  $  213,230
--------------------------------------------------------------------------------
Banking -- 3.0%
     3,080    Commerce Bancorp, Inc.                                    186,532
     2,750    Marshall & Ilsley Corp.                                   124,609
     5,150    North Fork Bancorp., Inc.                                 103,966
       980    State Street Corp.                                        122,245
--------------------------------------------------------------------------------
                                                                        537,352
--------------------------------------------------------------------------------
Broadcast Media -- 3.6%
     3,050    Cablevision Systems Corp., Class A Shares*                227,225
     3,050    Entercom Communications Corp.*                            119,522
     1,700    Gemstar-TV Guide International, Inc.*                     116,556
     6,330    Imax Corp.*                                                30,859
     3,600    Univision Communications, Inc., Class A Shares*           137,700
--------------------------------------------------------------------------------
                                                                        631,862
--------------------------------------------------------------------------------
Communications - Equipment -- 0.8%
     6,200    ADC Telecommunications, Inc.*                             132,525
--------------------------------------------------------------------------------
Computer Hardware -- 1.0%
     1,875    Lexmark International, Inc., Class A Shares*               76,875
     2,100    Symbol Technologies, Inc.                                  95,419
--------------------------------------------------------------------------------
                                                                        172,294
--------------------------------------------------------------------------------
Computer Software -- 8.0%
     2,974    Advent Software, Inc.*                                    177,882
     4,500    Citrix Systems, Inc.*                                      99,562
     3,275    Covad Communications Group, Inc.*                          17,296
     4,760    Electronic Arts Inc.*                                     238,000
     5,100    Fiserv, Inc.*                                             267,431
        80    McDATA Corp., Class B  Shares*                              6,669
     1,700    Mercury Interactive Corp.*                                188,700
     2,190    Siebel Systems, Inc.*                                     229,813
     1,287    VERITAS Software Corp.*                                   181,487
--------------------------------------------------------------------------------
                                                                      1,406,840
--------------------------------------------------------------------------------
Electronics - Instruments -- 8.6%
     3,500    AES Corp.                                                 197,750
     1,750    Applied Micro Circuits Corp.*                             133,656
     2,800    Calpine Corp.*                                            221,025
     4,200    Jabil Circuit, Inc.*                                      239,663

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                         October 31, 2000
--------------------------------------------------------------------------------

                        SMITH BARNEY MID CAP PORTFOLIO

   SHARES             SECURITY                                          VALUE
================================================================================
Electronics - Instruments -- 8.6% (continued)
     5,518    Molex, Inc., Class A Shares                            $  216,926
     2,050    National Semiconductor Corp.*                              53,300
     1,900    Sanmina Corp.*                                            217,194
     1,540    Teradyne, Inc.*                                            48,125
     2,800    Vitesse Semiconductor Corp.*                              195,825
--------------------------------------------------------------------------------
                                                                      1,523,464
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 3.9%
       285    Avanex Corp.*                                              28,945
     2,875    Linear Technology Corp.                                   185,617
     2,320    Maxim Integrated Products, Inc.*                          153,845
     3,300    The Montana Power Co.                                      93,225
     1,800    Novellus Systems, Inc.*                                    73,688
     2,200    Xilinx, Inc.*                                             159,363
--------------------------------------------------------------------------------
                                                                        694,683
--------------------------------------------------------------------------------
Financial -- 1.9%
     4,240    Ambac Financial Group, Inc.                               338,405
--------------------------------------------------------------------------------
Foods -- 2.2%
     3,680    Keebler Foods Co.                                         149,040
     6,950    Pepsi Bottling Group, Inc.                                240,644
--------------------------------------------------------------------------------
                                                                        389,684
--------------------------------------------------------------------------------
Health Care - Drugs -- 3.4%
     1,680    Affymetrix, Inc.*                                          93,030
     1,850    Forest Laboratories, Inc.*                                245,125
     3,726    Sepracor Inc.*                                            253,834
--------------------------------------------------------------------------------
                                                                        591,989
--------------------------------------------------------------------------------
Household Furniture and Apparel -- 1.2%
     8,500    Bed Bath & Beyond Inc.*                                   219,406
--------------------------------------------------------------------------------
Insurance - Brokers -- 1.4%
     3,868    Arthur J. Gallagher & Co.                                 244,167
--------------------------------------------------------------------------------
Insurance - Life -- 2.7%
     7,788    Annuity & Life ReHoldings, Ltd.+                          214,657
     5,276    Nationwide FinancialServices, Inc., Class A  Shares       256,546
--------------------------------------------------------------------------------
                                                                        471,203
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 14                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                      October 31, 2000
--------------------------------------------------------------------------------

                        SMITH BARNEY MID CAP PORTFOLIO

   SHARES             SECURITY                                          VALUE
================================================================================
Insurance - Property -- 2.6%
     5,712    ACE Ltd.                                            $    224,196
     2,960    XL Capital, Ltd., Class A Shares+                        227,550
--------------------------------------------------------------------------------
                                                                       451,746
--------------------------------------------------------------------------------
Internet Services -- 0.4%
       350    Juniper Networks, Inc.*                                   68,250
       115    webMethods, Inc.*                                         10,221
--------------------------------------------------------------------------------
                                                                        78,471
--------------------------------------------------------------------------------
Investment Bankers - Brokers -- 3.4%
     3,050    Capital One Financial Corp.                              192,531
       800    Lehman Brothers Holdings Inc.                             51,600
     1,775    Providian Financial Corp.                                184,600
     2,050    Stilwell Financial, Inc.                                  91,866
     2,587    Waddell & Reed Financial, Inc., Class A Shares            82,477
--------------------------------------------------------------------------------
                                                                       603,074
--------------------------------------------------------------------------------
Manufacturing -- 2.2%
     3,300    Cintas Corp.                                             153,037
     3,250    Waters Corp.*                                            235,828
--------------------------------------------------------------------------------
                                                                       388,865
--------------------------------------------------------------------------------
Medical Products and Services -- 5.2%
     2,525    Chiron Corp.*                                            109,364
     1,650    Genentech, Inc.*                                         136,125
     3,050    IVAX Corp.                                               132,675
     2,205    MedImmune, Inc.*                                         144,152
     2,825    Stryker Corp.                                            133,128
     2,200    Wellpoint Health Networks Inc.*                          257,263
--------------------------------------------------------------------------------
                                                                       912,707
--------------------------------------------------------------------------------
Oil - Domestic -- 2.2%
     3,000    Anadarko Petroleum Corp.                                 192,150
     2,525    The Coastal Corp.                                        190,480
--------------------------------------------------------------------------------
                                                                       382,630
--------------------------------------------------------------------------------
Oil and Gas Drilling - Equipment -- 2.0%
     4,780    Diamond Offshore Drilling, Inc.                          165,209
     4,905    Newfield Exploration Co.*                                185,164
--------------------------------------------------------------------------------
                                                                       350,373
--------------------------------------------------------------------------------
Oil Well Equipment and Service -- 2.8%
     2,765    BJ Services Co.*                                         144,990
     2,760    Cooper Cameron Corp.*                                    150,420

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                         October 31, 2000
--------------------------------------------------------------------------------

                        SMITH BARNEY MID CAP PORTFOLIO

   SHARES             SECURITY                                          VALUE
================================================================================
Oil Well Equipment and Service -- 2.8% (continued)
     3,350    Grant Prideco, Inc.*                                  $    62,184
     3,700    Weatherford International, Inc.*                          135,050
--------------------------------------------------------------------------------
                                                                        492,644
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.2%
     2,800    Millennium Pharmaceuticals, Inc.*                         203,175
--------------------------------------------------------------------------------
Pipelines -- 1.6%
     5,950    Dynegy Inc., Class A Shares                               275,559
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.6%
     5,000    IndyMac Bancorp, Inc.                                     104,375
--------------------------------------------------------------------------------
Retail - Department -- 0.7%
     3,375    Dollar Tree Stores, Inc.*                                 132,047
--------------------------------------------------------------------------------
Retail - Specialty -- 0.6%
     2,170    Best Buy Co., Inc.*                                       108,907
--------------------------------------------------------------------------------
Savings and Loan -- 0.4%
     1,900    Countrywide Credit Industries, Inc.                        71,131
--------------------------------------------------------------------------------
Services - Commercial and Construction -- 3.4%
     2,050    Concord EFS, Inc.*                                         84,691
     2,300    Convergys Corp.*                                          100,194
     4,200    Ecolab, Inc.                                              164,587
       850    Southern Energy, Inc.*                                     23,163
     1,770    SPX Corp.                                                 218,816
--------------------------------------------------------------------------------
                                                                        591,451
--------------------------------------------------------------------------------
Services - Computer Systems -- 2.6%
     5,979    FactSet Research Systems Inc.                             226,425
     3,775    Intuit Inc.*                                              231,927
--------------------------------------------------------------------------------
                                                                        458,352
--------------------------------------------------------------------------------
Telecommunications - Long Distance -- 3.5%
       900    Amdocs Ltd.*                                               58,331
        75    Avici Systems Inc.*                                         3,253
       675    COLT Telecom Group PLC, Sponsored ADR*                     88,172
       950    Comverse Technology, Inc.*                                106,162
       170    Corvis Corp.*                                              11,156
        35    Inrange Technologies Corp., Class B Shares*                 1,282
     2,650    L-3 Communications Holdings, Inc.*                        174,734
        85    ONI Systems Corp.*                                          6,890
      2000    Time Warner Telecom Inc., Class A Shares*                 119,250
     1,535    TyCom, Ltd.*                                               51,422
--------------------------------------------------------------------------------
                                                                        620,652
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 16                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                         October 31, 2000
--------------------------------------------------------------------------------

                        SMITH BARNEY MID CAP PORTFOLIO

   SHARES             SECURITY                                          VALUE
================================================================================
Trucking -- 0.8%
     6,500    Knightsbridge Tankers Ltd.                           $    140,156
================================================================================
              TOTAL COMMON STOCK
              (Cost -- $11,780,053)                                  13,933,419
================================================================================
    FACE
   AMOUNT             SECURITY                                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 20.9%
$3,681,000    Goldman, Sachs & Co., 6.550% due 11/1/00; Proceeds
                at maturity -- $3,681,670; (Fully collateralized by
                U.S. Treasury Notes & Bonds, 3.625% to 12.750%
                due 2/28/02 to 8/15/26; Market value -- $3,754,624)
                  (Cost -- $3,681,000)                                3,681,000
================================================================================
              TOTAL INVESTMENTS-- 100%
              (Cost -- $15,461,053**)                              $ 17,614,419
================================================================================
*  Non-income producing security.
+ A portion of this security has been segregated by the custodian for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  17

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                           October 31, 2000
--------------------------------------------------------------------------------

                                                              Smith Barney      Smith Barney
                                                             Aggressive Growth     Mid Cap
                                                                Portfolio         Portfolio
==============================================================================================
ASSETS:
   Investments, at value (Cost -- $147,096,653
     and $11,780,053, respectively)                           $  153,162,754     $ 13,933,419
   Repurchase agreements, at value (Cost -- $11,998,000
     and $3,681,000, respectively)                                11,998,000        3,681,000
   Cash                                                                  357              475
   Receivable for Fund shares sold                                 1,022,486           44,259
   Dividends and interest receivable                                  15,994           10,477
   Receivable from broker -- variation margin                             --           48,375
----------------------------------------------------------------------------------------------
   Total Assets                                                  166,199,591       17,718,005
----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                1,462,186          173,276
   Management fees payable                                           133,428           13,133
   Accrued expenses                                                   51,090           33,692
----------------------------------------------------------------------------------------------
   Total Liabilities                                               1,646,704          220,101
----------------------------------------------------------------------------------------------
Total Net Assets                                              $  164,552,887     $ 17,497,904
==============================================================================================
NET ASSETS:
   Par value of capital shares                                $          110     $         12
   Capital paid in excess of par value                           158,486,676       15,364,602
   Undistributed net investment income                                    --           61,655
   Accumulated net realized loss from security
     transactions and futures contracts                                   --          (48,793)
   Net unrealized appreciation of
     investments and futures contracts                             6,066,101        2,120,428
----------------------------------------------------------------------------------------------
Total Net Assets                                              $  164,552,887     $ 17,497,904
==============================================================================================
Shares Outstanding                                                10,951,474        1,230,367
----------------------------------------------------------------------------------------------
Net Asset Value                                                       $15.03           $14.22
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 18                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                 For the Year Ended October 31, 2000 (a)
--------------------------------------------------------------------------------

                                                      Smith Barney        Smith Barney
                                                    Aggressive Growth       Mid Cap
                                                       Portfolio            Portfolio
======================================================================================
INVESTMENT INCOME:
   Interest                                             $    304,741     $    111,535
   Dividends                                                  46,502           42,735
   Less: Foreign withholding tax                                (156)              --
--------------------------------------------------------------------------------------
   Total Investment Income                                   351,087          154,270
--------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                  355,785           69,165
   Shareholder communications                                 31,064            6,886
   Audit and legal                                            19,597           21,014
   Shareholder and system servicing fees                      16,645           15,639
   Custody                                                    13,031           15,324
   Directors' fees                                             4,577            2,321
   Other                                                       4,054            6,052
--------------------------------------------------------------------------------------
   Total Expenses                                            444,753          136,401
   Less: Management fee waiver (Note 2)                           --          (48,792)
--------------------------------------------------------------------------------------
   Net Expenses                                              444,753           87,609
--------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 (93,666)          66,661
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities)                                             35,728         (233,850)
     Futures contracts                                            --          185,057
--------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                   35,728          (48,793)
--------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   of Investments and Futures Contracts:
     Beginning of year                                            --               --
     End of year                                           6,066,101        2,120,428
--------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                 6,066,101        2,120,428
--------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts              6,101,829        2,071,635
--------------------------------------------------------------------------------------
Increase in Net Assets From Operations                  $  6,008,163     $  2,138,296
======================================================================================

(a) Commencement of operations for both Portfolios was November 1, 1999.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  19

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended October 31, 2000 (a)

                                                      Smith Barney      Smith Barney
                                                    Aggressive Growth     Mid Cap
                                                        Portfolio        Portfolio
======================================================================================
OPERATIONS:
      Net investment income (loss)                   $       (93,666)  $       66,661
      Net realized gain (loss)                                35,728          (48,793)
      Increase in net unrealized appreciation              6,066,101        2,120,428
-------------------------------------------------------------------------------------
      Increase in Net Assets From Operations               6,008,163        2,138,296
-------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                       --           (5,006)
      Capital                                                 (4,004)              --
-------------------------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders                         (4,004)          (5,006)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares                   160,121,916       16,601,167
      Net asset value of shares issued
        for reinvestment of dividends                          4,004            5,006
      Cost of shares reacquired                           (1,577,192)      (1,241,559)
-------------------------------------------------------------------------------------
      Increase in Net Assets From
        Fund Share Transactions                          158,548,728       15,364,614
-------------------------------------------------------------------------------------
Increase in Net Assets                                   164,552,887       17,497,904
NET ASSETS:
      Beginning of year                                           --               --
-------------------------------------------------------------------------------------
      End of year*                                   $   164,552,887   $   17,497,904
======================================================================================
*     Includes undistributed net investment
        income of:                                                --          $61,655
======================================================================================

(a) Commencement of operations for both Portfolios was November 1, 1999.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 20                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, formerly known as INVESCO Global Strategic Income, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Smith Barney Aggressive Growth Portfolio a portion of overdistributed net investment income amounting to $57,938, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager of the Smith Barney Aggressive Growth Portfolio ("SBAG") and Smith Barney Mid Cap Portfolio ("SBMC"). SBAG and SBMC pay SSBC a management fee calculated at the annual rates of 0.80% and 0.75%, respectively, of the average daily net assets of each Portfolio. For the year ended October 31, 2000, SSBC waived a portion of its management fee in the amount of $48,792 for SBMC.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2000, the Portfolios paid transfer agent fees of $10,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 2000, SSB received brokerage commissions totaling $9,154.

All officers and one Director of the Fund are employees of SSB.

--------------------------------------------------------------------------------
 22                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                   Smith Barney                    Smith Barney
                                Aggressive Growth                     Mid Cap
                                    Portfolio                        Portfolio
================================================================================
Purchases                          $147,173,433                     $16,915,895
--------------------------------------------------------------------------------
Sales                                   112,508                       4,901,992
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                   Smith Barney                    Smith Barney
                                Aggressive Growth                     Mid Cap
                                    Portfolio                        Portfolio
================================================================================
Gross unrealized appreciation      $ 18,243,866                     $2,677,046
Gross unrealized depreciation       (12,177,765)                      (523,680)
--------------------------------------------------------------------------------
Net unrealized appreciation        $  6,066,101                     $2,153,366
================================================================================

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2000, the Portfolios had no securities on loan.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, SBMC had the following open futures contracts:

                            # of                             Basis           Market       Unrealized
                          Contracts       Expiration         Value           Value           Loss
====================================================================================================
Purchased Contracts:
S&P MidCap 400                9             12/00          $2,378,563      $2,345,625      $(32,938)
====================================================================================================

6. Option Contracts

SBMC may from time to time enter into purchased call or put option contracts as well as write covered call option contracts.

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolio held no purchased call or put option contracts.

When the Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether

--------------------------------------------------------------------------------
 24                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended October 31, 2000, the Portfolio did not enter into any written covered call option contracts.

7. Capital Loss Carryforward

At October 31, 2000, SBMC had, for Federal income tax purposes, a capital loss carryforward of approximately $42,900, available to offset future capital gains through October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8. Capital Shares

At October 31, 2000, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                                 Year Ended
                                                              October 31, 2000
================================================================================
Smith Barney Aggressive Growth Portfolio
Shares sold                                                      11,051,217
Shares issued on reinvestment                                           333
Shares reacquired                                                  (100,076)
--------------------------------------------------------------------------------
Net Increase                                                     10,951,474
================================================================================
Smith Barney Mid Cap Portfolio
Shares sold                                                       1,321,458
Shares issued on reinvestment                                           434
Shares reacquired                                                   (91,525)
--------------------------------------------------------------------------------
Net Increase                                                      1,230,367
================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the year ended October 31:

Smith Barney Aggressive Growth Portfolio/(1)/                       2000/(2)/
================================================================================
Net Asset Value, Beginning of Year                            $     10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                              (0.03)
   Net realized and unrealized gain                                  5.07
--------------------------------------------------------------------------------
Total Income From Operations                                         5.04
--------------------------------------------------------------------------------
Less Distributions From:
   Capital                                                          (0.01)
--------------------------------------------------------------------------------
Total Distributions                                                 (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $     15.03
--------------------------------------------------------------------------------
Total Return                                                        50.41%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                $   164,553
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(3)/                                                     0.99%
   Net investment loss                                              (0.21)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 0%
================================================================================

(1) The Portfolio commenced operations on November 1, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.

--------------------------------------------------------------------------------
 26                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the year ended October 31:

Smith Barney Mid Cap Portfolio/(1)/                                  2000
================================================================================
Net Asset Value, Beginning of Year                                  $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income/(2)/                                         0.06
   Net realized and unrealized gain                                   4.17
--------------------------------------------------------------------------------
Total Income From Operations                                          4.23
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                             (0.01)
--------------------------------------------------------------------------------
Total Distributions                                                  (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $14.22
--------------------------------------------------------------------------------
Total Return                                                         42.36%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                     $17,498
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)//(3)/                                                 0.95%
   Net investment income                                              0.72
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 61%
================================================================================
(1) The Portfolio commenced operations on November 1, 1999.
(2) The Manager waived a portion of its fees amounting to $48,792 for the year ended October 31, 2000. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.04 and 1.46%, respectively.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.




--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  27

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Portfolio of Travelers Series Fund Inc. as of October 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Portfolio of Travelers Series Fund Inc. as of October 31, 2000, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG LLP

New York, New York
December 11, 2000


--------------------------------------------------------------------------------
 28                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Smith Barney Mid Cap Portfolio hereby designates for the fiscal year ended October 31, 2000:

     . A corporate dividends received deduction of 64.11%.




--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                  29

                                                  [LOGO OF SALOMON SMITH BARNEY]



Directors
Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Richard A. Freeman
Vice President

Lawrence B. Weissman
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Custodian
PFPC Trust Company

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013


IN0903 12/00